SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITES                    [ ]
   ACT OF 1933 (File No. 2-39663)

Pre-effective Amendment No.                                   [ ]
--------------------------------------------------------------------------------
Post-Effective Amendment No. 51                               [x]
--------------------------------------------------------------------------------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT                   [x]
   COMPANY ACT OF 1940 (File No. 811-2168)

Amendment No. 31                                              [ ]
(Check appropriate box or boxes)

                            ACTIVA MUTUAL FUND TRUST

               (Exact Name of Registrant as Specified in Charter)
2905 Lucerne Dr SE, Suite 200, Grand Rapids, Michigan         49546-7116
(Address of Principal Executive Office)                       (Zip Code)

       Registrant's Telephone Number, including Area Code: (616) 787-6288
                   James J. Rosloniec, President and Treasurer
                               Activa Mutual Fund
                         2905 Lucerne Dr, SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate box)
    [ ] immediately upon filing pursuant to paragraph (b)
    [ ] on (date) pursuant to paragraph (b)
    [x] 60 days after filing pursuant to paragraph (a) (1)
    [ ] on  (date)  pursuant  to  paragraph  (a) (1)
    [ ] 75 days  after  filing pursuant to paragraph  (a) (2)
    [ ] on (date)  pursuant to paragraph  (a) (2) of Rule 485
If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

The Exhibit Index begins on Page C-1.

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART A

                Information Required in a Prospectus for Class A


ACTIVA MUTUAL FUNDS                                                   ACTIVA MUTUAL FUNDS LOGO
2905 LUCERNE SE, SUITE 200
GRAND RAPIDS MICHIGAN 49546                                                  PROSPECTUS
(616) 787-6288
(800) 346-2670                                             ACTIVA MUTUAL FUNDS.

Contents                                      Page         ACTIVA MONEY MARKET FUND
Facts at a Glance                                            Sub-Adviser: JP Morgan Investment
Activa Money Market Fund                                             Management Inc.
Activa Intermediate Bond Fund                              ACTIVA INTERMEDIATE BOND FUND
Activa Value Fund                                            Sub-Adviser: McDonnell Investment
Activa Growth Fund                                                   Management, LLC
Activa International Fund                                  ACTIVA VALUE FUND
Expenses                                                     Sub-Adviser: Wellington Management Co. LLP
Organization and Management                                ACTIVA GROWTH FUND
   Organization of the Funds                                 Sub-Adviser: State Street Research &
   Investment Management                                             Management Company
   The Sub-Advisers                                        ACTIVA INTERNATIONAL FUND
   Fundamental Investment Policies                           Sub-Adviser: Nicholas-Applegate Capital
   Pricing of Fund Shares                                            Management
   Purchase of Shares
   How Shares are Redeemed                                 A  selection  of stock,  bond,  and money  market
   Exchange Privilege                                   funds, managed by professional  advisers,  which are
   Additional Account Policies                          designed  to help  investors  meet  their  financial
   Internet Address                                     goals.
   Retirement Plans                                        As with all  mutual  funds,  the  Securities  and
   Dividend & Capital Gain                              Exchange  Commission has not approved or disapproved
      Distributions to Shareholders                     these  securities  or passed  upon the  accuracy  of
   Tax Consequences                                     this   Prospectus.   Any   representation   to   the
   Distribution Plan                                    contrary is a criminal offense.
   Shareholder Inquiries
Sub-Advisers Historical
   Performance
Risk Factors and Special Consideration
      International Investment Risks
       and Considerations
   General Fixed Income
      Securities Risks
   Other Risks
Financial Highlights
                                                            The date of this Prospectus is April 28, 2002.



Printed in U.S.A.

                               ACTIVA MUTUAL FUNDS

                                FACTS AT A GLANCE

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Each of the five Activa mutual funds (the "Funds") seeks a high return over time consistent with its particular investment strategy and level of potential risk. There is no assurance the funds will achieve their objective.

STRATEGIES AND RISKS/REWARD
--------------------------------------------------------------------------------
   Activa Money Market Fund. A money market fund which seeks as high a level of current income as is consistent with the preservation of capital and liquidity. The Fund invests in high quality money market securities. Risk/Reward. Lowest potential risk and reward.
   Activa Intermediate Bond Fund. A bond fund which seeks as high a level of income as is consistent with moderate risk of capital and maintenance of liquidity. The Fund invests primarily in marketable debt securities. Risk/Reward. Potential for moderate to high income with commensurate share price fluctuation.
   Activa Value Fund. A stock fund which seeks long-term growth of capital. The Fund invests primarily in stocks believed by the Fund to be undervalued by the marketplace with above-average potential for capital appreciation. Risk/Reward. Lower risk than a fund investing in growth stocks, but greater risk than a bond fund.
   Activa Growth Fund. A stock fund which seeks long-term growth of capital appreciation. The Fund invests primarily in stocks believed by the Fund to have long-term growth potential. Risk/Reward. Lower risk than an international fund, but greater than a value fund.
   Activa International Fund. A stock fund which seeks maximum long-term capital appreciation. The Fund invests primarily in common stocks of non-U.S. companies which the Fund believes have the potential for above-average growth or earnings. Risk/Reward. The Fund's share price will fluctuate with changes in market, economic, and foreign currency exchange conditions. High potential risk and reward.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
   Activa Asset Management, LLC is responsible for the overall administration and management of each fund. Day-to-day decisions with respect to the purchase and sale of securities are made by each Fund's Sub-Adviser. The Sub-Advisers have been selected by Activa Asset Management, Inc. and the Board of Trustees of each Fund.

                                                              HIGHER RISK/
                                                              HIGHER REWARD
                                                                  |
                                                                  |
                                                                  |THE ACTIVA
                                             |                     INTERNATIONAL
                                             |                     FUND
                                             |
                                             |THE ACTIVA
                             |                GROWTH FUND
LOWER RISK/                  |
LOWER REWARD   |             |THE ACTIVA
               |              VALUE FUND
               |
 |             |THE ACTIVA
 |              INTERMEDIATE
 |              BOND FUND
 |
 |THE ACTIVA
  MONEY MARKET
  FUND

                               ACTIVA MUTUAL FUNDS
                            ACTIVA MONEY MARKET FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests in a broad spectrum of high-quality U.S. dollar-denominated money market securities. The Fund's investments may include obligations issued by the U.S. Treasury, government agencies, domestic and foreign banks and corporations, foreign governments, repurchase agreements, as well as asset-backed securities, taxable municipal obligations, and other money market instruments. The average weighted maturity of the securities held by the fund will not exceed 90 days.
   The Fund's Sub-Adviser, J.P. Morgan Investment Management Inc., analyzes a range of factors, including current yields, economic forecasts, and anticipated fiscal and monetary policies, in order to establish the desired dollar weighted average maturity for the Fund. Investments are made across different sectors for diversification and to take advantage of yield spreads.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk. For example, the issuer or guarantor of a portfolio security could default on its obligation. Or an unexpected rise in interest rates could lead to a loss in share price. To the extent that the fund invests in foreign securities, the Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information. For additional information regarding risk factors, please see "Risk and Special Considerations" starting on page 14.
   An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------

Bar Chart
ANNUAL TOTAL RETURN OF THE ACTIVA MONEY MARKET FUND
1999*           1.83%
2000            5.96%
2001            3.66%

During the periods shown in the chart, the Fund's highest return for a quarter was 1.52% (quarters ending September 30, 2000 and December 31, 2000), and the Fund's lowest return for a quarter was 0.38% (quarter ending September 30, 1999).

*Four month period ended December 31, 1999.

                                             Average Annual Total Return
                                           Periods Ended December 31, 2001

                                        One Year         Since Inception 8/30/99

   Activa Intermediate Bond Fund        3.66%                    4.85%

   iMoneyNet Money Market Index*        3.70%                    4.78%

*The iMoneyNet Money Market Index represents an average of money funds investing exclusively in First Tier securities. First Tier securities are those that carry the highest rating from one or more nationally recognized statistical rating organizations. The index in not impacted by Fund operating expenses.

                          ACTIVA INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks as high a level of current income as is consistent with moderate risk of capital and maintenance of liquidity.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests primarily in investment-grade debt securities, including U.S. Government and agency securities, corporate bonds, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. The average maturity of securities held by the Fund is expected to be three to ten years..
   The Fund's Sub-Adviser, McDonnell Investment Management, LLC, analyzes a range of factors, including current yields, economic forecasts, and anticipated fiscal and monetary policies, in order to establish the desired average maturity for the Fund. Investments are made across different sectors for diversification and to take advantage of yield spreads.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk. For example, the issuer of a portfolio security could default on its obligation. Or an unexpected rise in interest rates could lead to a loss in share price. For additional information regarding risk factors, please see "Risk and Special Considerations" starting on page 14.
   An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE
--------------------------------------------------------------------------------
   The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Lehman Bros. Aggregate Bond.
   As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------

Bar Chart
ANNUAL TOTAL RETURN OF THE ACTIVA INTERMEDIATE BOND FUND
1999*           0.63%
2000            9.83%
2001            8.49%

During the periods shown in the chart, the Fund's highest return for a quarter was 4.86% (quarter ending September 30, 2001), and the Fund's lowest return for a quarter was -0.31% (quarter ending December 31, 1999).

*Four month period ended December 31, 1999.

                                                 Average Annual Total Return
                                               Periods Ended December 31, 2001

                                                                Since Inception
                                           One Year                8/30/99
   Activa Intermediate Bond Fund
            Return Before Taxes              8.49%                  8.09%
            Return After Taxes on
                 Distributions *             6.00%                  5.56%
            Return After Taxes on
                 Distributions and Sale
                 of Fund Shares*             5.24%                  5.23%
   Lehman Bros. Aggregate Bond**             8.42%                  9.02%

  *After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

  **The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses or reduced for federal income taxes.

                               ACTIVA MUTUAL FUNDS
                                ACTIVA VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund's principal objective.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests primarily in common stocks of large and medium-size U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace.
   The Fund's Sub-Adviser, Wellington Management Company, LLP, implements the construction of the Fund's portfolio based upon the analysis and input of the firm's industry analysts. These analysts often spend their entire careers covering a single industry. Their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called "value stocks". Diversification is achieved by investing in a number of different industries and companies.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. While investments are selected which the Sub-Adviser believes have potential for long-term appreciation, their value could decline. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 14.

PAST PERFORMANCE
--------------------------------------------------------------------------------
   The two tables on the next page show the Fund's annual returns and its long-term performance. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Value Index ("Value Index").
   As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.
YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------

Bar Chart
ANNUAL TOTAL RETURN OF THE ACTIVA VALUE FUND
1992            1.77%
1993           10.85%
1994           -5.87%
1995           30.55%
1996           23.18%
1997           22.47%
1998           10.17%
1999           -6.70%
2000           13.82%
2001           -7.05%

During the periods shown in the chart, the Fund's highest return for a quarter was 13.76% (quarter ending June 30, 1997), and the Fund's lowest return for a quarter was -12.67% (quarter ending September 30, 1999).

                                                  Average Annual Total Return
                                               Periods Ended December 31, 2001

                                             One Year     Five Year    Ten Year
         Activa Value Fund
                  Return Before Taxes         - 7.05%     5.90%         8.57%
                  Return After Taxes on
                       Distributions*         - 7.39%     3.47%         5.28%
                  Return After Taxes on
                       Distributions and Sale
                       of Fund Shares*        - 4.29%     3.89%         5.54%
         Russell 1000 Value Index**           - 5.59%    11.13%        14.16%
         S&P 500**                            -11.90%    10.70%        12.93%

*After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).
**The S&P Index represents an unmanaged index generally representative of the U.S. stock market. The Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies, which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses or reduced for federal income taxes.

                               ACTIVA GROWTH FUND
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks long-term growth of capital.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests primarily in stocks believed by the investment manager to have long-term growth potential. In selecting stocks, the Fund's Sub-Adviser, State Street Research & Management Company, seeks to identify large capitalization stocks with sustainable above average earnings growth, competitive advantages and leadership positions. Generally, the Fund invests in a diversified portfolio of stocks, consistent with the Sub-Adviser's general outlook and fundamental research on particular companies. Diversification is achieved by investing in a number of different industries and companies.
Additionally, the Fund attempts to manage risk by employing fundamental and quantitative analysis. While the Fund emphasizes established companies, it may also invest in other types of companies.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. While investments are selected which the Sub-Adviser believes have long-term growth potential, their value could decline. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 14.

PAST PERFORMANCE
--------------------------------------------------------------------------------

   The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Growth Index ("Growth Index").

   As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------

Bar Chart
ANNUAL TOTAL RETURN OF THE ACTIVA GROWTH FUND
1999*          13.80%
2000          -11.01%
2001          -23.63%

During the periods shown in the chart, the Fund's highest return for a quarter was 17.56% (quarter ending December 31, 1999), and the Fund's lowest return for a quarter was -23.36% (quarter ending December 31, 2001).

*Four month period ended December 31, 1999.

                                              Average Annual Total Return
                                            Periods Ended December 31, 2001

                                                                Since Inception
                                         One Year                   8/30/99
  ACTIVA GROWTH FUND
           Return Before Taxes            -23.63%                   -10.39%
           Return After Taxes on
               Distributions*             -23.64%                   -10.77%
           Return After Taxes on
                Distributions and Sale
                of Fund Shares*           -14.39%                    -8.22%
  RUSSELL 1000 GROWTH Index               -20.43%                    -8.07%
  S&P 500**                               -11.90%                    -4.66%

*After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).
**The Standard & Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market. The Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies, which is compiled independently by the Frank Russell Companies. Neither index is inpacted by Fund operating expenses or reduced for federal income taxes.

                            ACTIVA INTERNATIONAL FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks maximum long-term capital appreciation.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests primarily in common stocks of large and medium-sized non-U.S. companies which the Fund believes have the potential for above-average growth of earnings.
   The Fund's Sub-Adviser, Nicholas-Applegate Capital Management, analyzes the financial conditions and competitiveness of individual companies worldwide. The Sub-Adviser uses a blend of fundamental and computer-assisted research to uncover signs of positive business developments which are not fully reflected in a company's stock price. Diversification is achieved by investing in a number of different countries, industries, and companies.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Investments in international stocks are subject to certain additional risks, including changing currency values, different political and regulatory environments, and other market and economic factors in the countries where the Fund invests. While investments are selected which the Sub-Adviser believes have long-term growth potential, their value could decline. For - further information about risk factors, please see "Risk Factors and Special Considerations" starting on page . The Sub-Adviser expects a high portfolio turnover rate which can be 200% or more. A high portfolio turnover rate has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund's after tax performance

PAST PERFORMANCE
--------------------------------------------------------------------------------
The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE Index") and Standard and Poor's 500 Stock Index ("S&P 500"). As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------

Bar Chart
ANNUAL TOTAL RETURN OF THE ACTIVA INTERNATIONAL FUND
1999*          42.14%
2000          -25.31%
2001          -28.96%

During the periods shown in the chart, the Fund's highest return for a quarter was 42.14% (quarter ending December 31, 1999), and the Fund's lowest return for a quarter was -18.47% (quarter ending March 31, 2001).

*Four month period ended December 31, 1999.

                                                Average Annual Total Return
                                              Periods Ended December 31, 2001

                                                                Since Inception
                                           One Year                8/30/99
  Activa International Fund
           Return Before Taxes              -28.96%                -11.39%
           Return After Taxes on
                Distributions*              -28.96%                -12.79%
           Return After Taxes on
                Distributions and Sale
                of Fund Shares*             -17.64%                 -9.38%
  MSCI EAFE Index**                         -22.52%                 -9.71%
  S&P 500**                                 -11.90%                 -4.66%

  *After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

**The MSCI EAFE Index represents an unmanaged index of over 1000 foreign common stock prices and the Standard & Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market. Neither index is impacted by the Fund's operating expenses or reduced for federal income taxes.

                                    EXPENSES
This Table describes the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

Shareholder Transaction Expenses (Fees Paid Directly from Your Investment) for each Fund.

         Shareholder Fees                                                 None
         Maximum Sales Charge Imposed on Purchases                        None
         Maximum Deferred Sales Charge                                    None
         Maximum Sales Charge Imposed on                                  None
                   Reinvested Dividends
         Exchange Fee                                                     None
         Redemption Fee                                                   None

                 Annual Fund Operating Expenses Paid by the Fund

                                            Money Market      Bond      Value   Growth       International
         Management Fees                        0.35%         0.34%     0.50%    0.70%        0.84%
         Distribution & Service (12b-1) Fees    0.00%         0.15%     0.15%    0.15%        0.15%
         Other Expenses                         0.35%         0.22%     0.42%    0.56%        0.71%
         Total Annual Fund Operating
                 Expenses                       0.70%         0.71%     1.07%    1.41%        1.70%

   Total Fund Operating Expenses for all Funds, are based upon total expenses incurred by each of the Funds for the year ended December 31, 2001. The Value Fund Operating Expenses are based upon total expenses incurred by the Fund for Class A for the year ended December 31, 20001. The maximum amount presently authorized by the Trustees under the Trust's distribution plan is 0.15 of 1% for each Fund except the Money Market Fund.
   The following example is intended to help you compare the cost of investing in the Fund with the cost of investment in other mutual funds.
   The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               1 Year       3 Years      5 Years       10 Years
                               ------       -------      -------       --------
         Money Market Fund     $ 71.50      $223.87      $389.62       $ 870.54
         Bond Fund               72.52       227.04       395.09         882.52
         Value Fund             109.10       340.34       590.11        1305.65
         Growth Fund            143.53       446.24       771.07        1690.84
         International Fund    $172.81      $535.71      $922.96       $2008.60


                           ORGANIZATION AND MANAGEMENT

ORGANIZATION OF THE FUNDS
--------------------------------------------------------------------------------
   Each Fund is a series of Activa Mutual Fund Trust, a Delaware business trust. The Funds are governed by a Board of Trustees, which meets regularly to review the Funds' investments, performance, expenses, and other business affairs. The policy of each Fund is that a majority of Board members will be independent of the Fund's Investment Adviser and Sub-Advisers.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
   Activa Asset Management LLC ("Activa") serves as the Investment Adviser of each Fund. Activa's offices are located at 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Subject to the direction of the Board of Trustees, Activa provides overall investment strategy for each Fund and furnishes all office space, facilities, equipment and personnel which is necessary for servicing the investments of the Funds.
   Activa, together with the Board of Trustees, is responsible for selecting one or more Sub-Advisers for each Fund. The Sub-Advisers furnish investment advice and manage on a regular basis the investment portfolio of each Fund. The Sub-Advisers make investment decisions on behalf of the Funds and place all orders for the purchase or sale of portfolio securities. The Sub-Advisers are employed by Activa and Activa, not the Funds, is responsible for paying their fees.

   Activa monitors and evaluates the investment performance of each Sub-Adviser. If Activa believes it is in a Fund's best interests, Activa may recommend that the Fund change Sub-Advisers or retain additional Sub-Advisers. Any such action must be approved by the Fund's Trustees, including a majority of the Fund's Independent Trustees. Such action would not require approval of the Fund's shareholders. However, if a Fund hires new or additional Sub-Advisers,
information   about  the  new  Sub-Adviser   will  be  provided  to  the  Fund's
shareholders within 90 days. Additional information about the selection of Sub-Advisers is contained in the Statement of Additional Information.
   Activa has ultimate responsibility for the investment performance of the Funds due to its responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

THE SUB-ADVISERS
--------------------------------------------------------------------------------
  The Sub-Adviser of Activa Money Market Fund is J.P. Morgan Investment Management Inc., New York, New York. The Sub-Adviser is a subsidiary of J.P. Morgan Chase & Co., ("J.P. Morgan"), 522 Fifth Avenue, New York, New York. J.P. Morgan, through the Sub-Adviser and other subsidiaries, currently manages approximately $593 billion for individual and institutional investors. A team of portfolio managers and traders of the Sub-Adviser are responsible for the day-to-day management of Activa Money Market Fund.
   The Sub-Adviser of Activa Intermediate Bond Fund is McDonnell Investment Management, LLC, 1515 West 22nd Street, Oak Brook, Illinois. McDonnell currently manages over $6 billion for institutional and individual investors. A team of officers of the Sub-Adviser is responsible for the day-to-day management of Activa Intermediate Bond Fund.
   The Sub-Adviser of Activa Value Fund is Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts. Wellington Management currently manages over $311 billion (as of 12/31/01) for institutional and individual investors. Doris Dwyer Chu, Vice President, is primarily responsible for the day-to-day management of Activa Value Fund. Ms. Chu joined Wellington Management in 1998. She was previously a partner and portfolio manager with Grantham, Mayo, Van Otterloo & Company (1985-1998).
   The Sub-Adviser of Activa Growth Fund is State Street Research & Management Company, One Financial Center, Boston, Massachusetts. State Street Research currently manages over $46 billion for individual and institutional investors. The Large Cap Growth Team of State Street Research is responsible for the day-to-day management of Activa Growth Fund.
   The Sub-Adviser of Activa International Fund is Nicholas-Applegate Capital Management, 600 W Broadway, San Diego, California. Nicholas-Applegate currently manages over $25 billion for individual and institutional investors. The International/Global management team of Nicholas-Applegate is responsible for the day-to-day management of Activa International Fund.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------
   The fundamental investment policies contained in each Fund's Statement of Additional Information and the investment objective of each Fund may not be changed without a shareholder vote. The Board of Trustees of each Fund may change any other policies or investment strategies.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
   The net asset value of each Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   Each Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment for each Fund is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share next calculated after the Fund receives your investment and application in proper form.

   The National Association of Securities Dealers (NASD) has set up the NASD Regulation Public Disclosure Program to provide investors with information and education. A copy of the brochure "NASD Regulation's Public Disclosure Program:
An Information Service for Investors" may be obtained by contacting the NASD Regulation's Hotline Number at (800) 289-9999 or by visiting their website at www.nasdr.com.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.
BY MAIL:
--------
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne S.E., Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.
BY PHONE:
---------
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested  transaction  and  sending  a  written  confirmation  to  shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.
SPECIAL CIRCUMSTANCES:
----------------------
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the accounts are of the same type and the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your Fund account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record. The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

RETIREMENT PLANS
--------------------------------------------------------------------------------
   The Fund sponsors a prototype Profit-Sharing Trust and Individual Retirement Accounts. Persons interested in additional information regarding these plans should contact the Fund.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
   Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year.
   All distributions may be received in cash or reinvested in additional shares of the Fund at their net asset value at the time of distribution. This election can be changed at any time by requesting a change in writing, signed by all account owners.

TAX CONSEQUENCES
--------------------------------------------------------------------------------
   The Fund will make distributions of ordinary income and capital gains that will be taxable to shareholders, and subsequently, relieve the Fund of all federal income taxes. Distributions may be taxable at different rateS depending on the length of time the Fund holds its assets. Distributions, whether in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Shareholders will receive a statement (Form 1099-DIV) annually informing them of the amount of the income and capital gains which have been distributed by the Fund during the calendar year.
   Shareholders may realize a capital gain or loss when shares are redeemed or exchanged. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Fund.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of each Fund except the Money Market Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
    Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------
   Shareholder inquiries regarding each Fund should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the back cover of the Prospectus.

SUB-ADVISERS HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------
   The following tables set forth historical performance information for the Sub-Adviser for each equity Fund. The performance information for each Sub-Adviser is based upon the performance of a composite of accounts managed by each of the Sub-Advisers which have substantially equivalent investment objectives, policies, strategies and restrictions as each of the respective Funds. All performance information has been adjusted to reflect the expenses which are expected to be borne by the investors in each of the Activa Funds. No adjustments have been made for federal, state or local taxes.
   All information set forth in the tables relies on data supplied by each respective Sub-Adviser, or from statistical services, reports or other sources believed by each Sub-Adviser to be reliable. However, such information has not been verified and is unaudited. The historical performance information is that of the Sub-Advisers, not the Activa Funds, and the performance of the Funds may differ materially from the results shown below. Composites may consist of private accounts which, unlike mutual funds, are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended.

                                                 Average Annual Returns for
                                           The Periods Ended December 31, 2001*
                                        Past 1 Year  Past 5 Years  Past 10 Years
Wellington Management Company, LLP**      - 7.00%       12.71%           N/A
Russell 1000 Value Index***               - 5.59%       11.13%         14.16%
S&P 500***                                -11.88%       10.70%         12.93%

State Street Research & Management Co.    -27.20%        8.63%         10.51%
Russell 1000 Growth Index***              -20.40%        8.30%         10.79%
S&P 500***                                -11.88%       10.70%         12.93%

Nicholas-Applegate Capital Management     -29.08%        7.33%           N/A
MSCI EAFE Index***                        -22.52%       -0.52%          2.88%


*All Sub-Adviser performance information has been adjusted to reflect the expenses which are expected to be borne by the investors in each of the Activa Funds.
**As of December 31, 2001 Wellington Management's historical performance information was derived from their large cap research value composite consisting of 24 accounts having a total of $4.9 billion.
***The S&P 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Value and Growth Indices represent, respectively, a composite of value and growth stocks representative of each Fund's investment objectives and strategies which is compiled independently by the Frank Russell Companies. The MSCI EAFE (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices. Indices are not impacted by Fund operating expenses.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
     GENERAL INVESTMENT RISKS. Information about the principal investment strategies and related risks for each of the Funds is set forth in this Prospectus. Additional information about each Fund's investment strategies and risks is contained in the Statement of Additional Information which may be obtained by writing or telephoning the Fund.

     STOCK MARKET RISKS. The value of equity securities in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.
     The Fund's Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.
     SECTOR RISKS. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. As the Sub-Adviser allocates more or less of the portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
     POLICY RESTRICTION. As a matter of policy, effective June 30, 2002, the Funds will not invest in securities issued by Proctor and Gamble Company. This may have an adverse effect on the performance of the Funds relative to their indices.

INTERNATIONAL INVESTMENT RISKS AND CONSIDERATIONS
--------------------------------------------------------------------------------
     FOREIGN SECURITIES. All of the Funds, except the Intermediate Bond Fund, may invest in foreign securities as a non-principal strategy. The International Fund invests in foreign securities as a principal strategy.
     CURRENCY FLUCTUATIONS. When a Fund invests in instruments issued by foreign companies, the principal, income and sales proceeds may be paid to the Fund in local foreign currencies. A reduction in the value of local currencies relative to the U.S. dollar could mean a corresponding reduction in the value of a Fund's investments. Also, a Fund may incur costs when converting from one currency to another.
     SOCIAL, POLITICAL AND ECONOMIC FACTORS. The economies of many of the countries where the Funds may invest may be subject to a substantially greater degree of social, political and economic instability than the United States. This instability might impair the financial conditions of issuers or disrupt the financial markets in which the Funds invest.
     The economies of foreign countries may differ significantly from the economy of the United States as to, for example, the rate of growth of gross domestic product or rate of inflation. Governments of many foreign countries continue to exercise substantial control over private enterprise and own or control over private enterprise and own or control many companies. Government actions could have a significant impact on economic conditions in certain countries which could affect the value of the securities in the Fund.
     INFLATION. Certain foreign countries, especially many emerging countries, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Rapid fluctuations in inflation rates and wage and price controls may continue to have unpredictable effects on the economies, companies and securities markets of these countries.
     DIFFERENCES IN SECURITIES MARKETS. The securities markets in foreign countries have substantially less trading volume than the markets in the United States and debt and equity securities of many companies listed on such markets may be less liquid and more volatile than comparable securities in the United States. Some of the stock exchanges in foreign countries, to the extent that established markets exists, are in the earlier stages of their development. The limited liquidity of certain securities markets may affect the ability of each Fund to buy and sell securities at the desired price and time.
     Trading practices in certain foreign countries are also significantly different from those in the United Sates. Although brokerage commissions are generally higher than those in the U.S., the Sub-Advisers will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.
     CUSTODIAL AND REGISTRATION PROCEDURES. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.
     GOVERNMENT SUPERVISION OF SECURITIES MARKETS. Disclosure and regulatory standards in many foreign countries are, in many respects, less stringent than those in the United States. There may be less government supervision and regulation of securities exchanges, listed companies, investors, and brokers in foreign countries than in the United States, and enforcement of existing regulations may be extremely limited.
     FINANCIAL INFORMATION AND REPORTING STANDARDS. Issuers in foreign countries are general subject to accounting, auditing, and financial standards and requirements that differ, in some cases materially, from those in the United States. In particular, the assets and profits appearing in financial statements may not reflect their financial position or results in the way they would be reflected had the statements been prepared in accordance with U.S. generally accepted accounting principles. Consequently, financial data may not reflect the true condition of those issuers and securities markets.

GENERAL FIXED INCOME SECURITIES RISKS
--------------------------------------------------------------------------------
   All of the Funds may invest in debt securities as a non-principal strategy. The Money Market and Intermediate Bond Funds invest in debt securities as a principal strategy. Fixed income securities are subject to the following risks:
     MARKET RISK. Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater affect on fixed income securities with longer maturity.
     CREDIT RISK. Credit risk is the possibility that an issuer will default (the issuer fails to repay interest and principal when due). If an issuer defaults, the Fund will lose money.
     Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the rating of the fixed income security, the greater the credit risk.
     CALL RISK. Call risk is the possibility that an issuer may redeem a fixed income security before maturity ("call") at a price below ITS current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
     LIQUIDITY RISKS. Fixed income securities that have not been rated or that are not widely held may trade less frequently than other securities. This may increase the price volatility of these securities.
     FOREIGN RISKS. Foreign debt securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Foreign financial markets may also have fewer investor protections. Debt securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign debt securities may be more volatile and less liquid than similar securities traded in the U.S.

OTHER RISKS
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS AND RISKS. Each Fund may enter into repurchase agreements as a non-principal investment strategy that is, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Funds enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Fund and its Sub-Advisers.
   TEMPORARY INVESTMENTS AND RISKS. Each Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in a Fund failing to achieve its investment objective.
   LENDING OF PORTFOLIO SECURITIES' RISK. In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to least 100% of the value of the securities loaned.
     There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.
   DERIVATIVE TRANSACTIONS RISKS. Each of the Funds, except the Money Market Fund, may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.

     Futures contacts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified with the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.
     Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.
     When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent or market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.
     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Advisers will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   The following table presents financial highlights for the Activa Funds.
   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or loss on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BDO Seidman, LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Activa Financial Highlights


                                               MONEY MARKET FUND                                INTERMEDIATE BOND FUND
                             -----------------------------------------------      -----------------------------------------------
                             YEAR ENDED        YEAR ENDED       PERIOD ENDED      YEAR ENDED        YEAR ENDED       PERIOD ENDED
Per share outstanding         12/31/01          12/31/00         12/31/99(2)       12/31/01          12/31/00         12/31/99(1)
for each year or period
                             -----------------------------------------------      -----------------------------------------------
Net Asset Value,
Beginning of Period              $1.00             $1.00              $1.00          $10.19             $9.87            $10.00

Income from investment
operations:
  Net investment income (loss)    0.04              0.06               0.02            0.59              0.62              0.19
  Net realized and unrealized
   gains (losses) on securities     --                --                 --            0.26              0.32             (0.13)
                             -----------------------------------------------      -----------------------------------------------
Total from investment operations  0.04              0.06               0.02            0.85              0.94              0.06

Less Distributions:
  Dividends from net investment
   income                         0.04              0.06               0.02            0.59              0.62              0.19
  Dividends in excess of net
   investment income                --                --                 --              --                --                --
  Distributions from capital gains  --                --                 --            0.06                --                --
                             -----------------------------------------------      -----------------------------------------------
Total Distributions               0.04              0.06               0.02            0.65              0.62              0.19
                             -----------------------------------------------      -----------------------------------------------

Net Asset Value, End of Period   $1.00             $1.00              $1.00          $10.39            $10.19             $9.87

Total Return(4)                  3.66%             5.96%              1.83%           8.49%             9.84%             0.63%

Ratios and Supplemental Data

Net assets, end of period   41,675,135        48,036,308        122,058,717     166,858,896       153,657,144       162,078,586
Ratio of expenses to
average net assets(5)             0.7%              0.6%               0.6%            0.7%              0.7%              0.7%
Ratio of net income (loss)
to average net assets             3.7%              5.8%               5.4%            5.7%              6.2%              5.7%
Portfolio turnover rate            N/A               N/A                N/A           44.8%             39.9%             64.6%

                                                                        Value Fund - Class A
                                                ---------------------------------------------------------------------------------
                                                Year Ended        Year Ended       Year Ended        Year Ended        Year Ended
Per share outstanding for each year or period   12/31/01           12/31/00        12/31/99(3)       12/31/98          12/31/97
                                                ---------------------------------------------------------------------------------

Net Asset Value, Beginning of Period               $7.44              $6.61           $7.18             $7.73             $7.62

Income from investment operations:
         Net investment income (loss)               0.06               0.08            0.09              0.08              0.09
         Net realized and unrealized gains
          (losses) on securities                   (0.59)              0.83           (0.57)             0.68              1.62
                                                ---------------------------------------------------------------------------------
Total from investment operations                   (0.53)              0.91           (0.48)             0.76              1.71

Less Distributions:
         Dividends from net investment income       0.06               0.08            0.09              0.08              0.10
         Dividends in excess of net
          investment income                           --                 --              --                --                --
         Distributions from capital gains             --                 --              --              1.23              1.50
                                                ---------------------------------------------------------------------------------
Total Distributions                                 0.06               0.08            0.09              1.31              1.60
                                                ---------------------------------------------------------------------------------

Net Asset Value, End of Period                     $6.85              $7.44           $6.61             $7.18             $7.73

Total Return(4)                                    -7.05%             13.82%          -6.70%            10.17%            22.50%

Ratios and Supplemental Data

Net assets, end of period                    140,823,782        170,658,789     178,437,477       179,820,020       139,163,575
Ratio of expenses to average net assets(5)           1.1%               1.1%            1.1%              1.0%              0.9%
Ratio of net income (loss) to average net assets     0.9%               1.1%            1.2%              1.0%              1.1%
Portfolio turnover rate                             91.5%             113.9%          144.5%            101.1%            103.1%

                                                                                    Value Fund - Class R
                                                                 ---------------------------------------------------------------
                                                                 Year Ended        Year Ended       Year Ended        Year Ended
Per share outstanding for each year or period                     12/31/01           12/31/00        12/31/99(3)     12/31/1998(6)
                                                                 ---------------------------------------------------------------

Net Asset Value, Beginning of Period                                  $7.44           $6.60             $7.16             $8.42

Income from investment operations:
         Net investment income (loss)                                  0.06            0.08              0.10              0.09
         Net realized and unrealized gains (losses) on securities     (0.58)           0.84             (0.56)            (0.02)
                                                                 ---------------------------------------------------------------
Total from investment operations                                      (0.52)           0.92             (0.46)             0.07

Less Distributions:
         Dividends from net investment income                          0.06            0.08              0.10              0.10
         Dividends in excess of net investment income                    --              --                --                --
         Distributions from capital gains                                --              --                --              1.23
                                                                 ---------------------------------------------------------------
Total Distributions                                                    0.06            0.08              0.10              1.33
                                                                 ---------------------------------------------------------------

Net Asset Value, End of Period                                        $6.86           $7.44             $6.60             $7.16

Total Return(4)                                                       -6.92%          13.95%            -6.43%             7.08%

Ratios and Supplemental Data

Net assets, end of period                                         1,639,834       1,294,980           703,962           135,385
Ratio of expenses to average net assets(5)                              1.0%            1.0%              1.1%              1.0%
Ratio of net income (loss) to average net assets                        1.0%            1.1%              1.3%              1.8%
Portfolio turnover rate                                                91.5%          113.9%            144.5%            101.1%

                                                                                                  Growth Fund
                                                                                  -----------------------------------------------
                                                                                  Year Ended        Year Ended       Period Ended
Per share outstanding for each year or period                                      12/31/01          12/31/00          12/31/99(1)
                                                                                  -----------------------------------------------

Net Asset Value, Beginning of Period                                                  $9.76            $11.39            $10.00

Income from investment operations:
         Net investment income (loss)                                                 (0.05)            (0.05)            (0.02)
         Net realized and unrealized gains (losses) on securities                     (2.26)            (1.22)             1.41
                                                                                  -----------------------------------------------
Total from investment operations                                                      (2.31)            (1.27)             1.39
                                                                                  -----------------------------------------------

Less Distributions:
         Dividends from net investment income                                            --                --                --
         Dividends in excess of net investment income                                    --                --                --
         Distributions from capital gains                                                --              0.36                --
Total Distributions                                                                      --              0.36                --

Net Asset Value, End of Period                                                        $7.45             $9.76            $11.39

Total Return(4)                                                                      -23.63%           -11.01%            13.80%

Ratios and Supplemental Data

Net assets, end of period                                                        20,912,247        27,661,390       33,494,414
Ratio of expenses to average net assets(5)                                              1.4%              1.3%              1.3%
Ratio of net income (loss) to average net assets                                       -0.5%             -0.4%             -0.5%
Portfolio turnover rate                                                               190.2%            111.9%             32.1%

                                                                                              International Fund
                                                                                 -----------------------------------------------
                                                                                 Year Ended        Year Ended       Period Ended
Per share outstanding for each year or period                                      12/31/01          12/31/00          12/31/99(1)
                                                                                 -----------------------------------------------

Net Asset Value, Beginning of Period                                                  $9.53            $14.20            $10.00

Income from investment operations:
         Net investment income (loss)                                                 (0.01)            (0.04)            (0.03)
         Net realized and unrealized gains (losses) on securities                     (2.75)            (3.59)             4.23
                                                                                 -----------------------------------------------
Total from investment operations                                                      (2.76)            (3.63)             4.20

Less Distributions:
         Dividends from net investment income                                            --                --                --
         Dividends in excess of net investment income                                    --                --                --
         Distributions from capital gains                                                --              1.04                --
                                                                                 -----------------------------------------------
Total Distributions                                                                      --              1.04                --
                                                                                 -----------------------------------------------

Net Asset Value, End of Period                                                        $6.77             $9.53            $14.20

Total Return(4)                                                                      -28.96%           -25.31%            42.00%

Ratios and Supplemental Data

Net assets, end of period                                                        19,459,085        27,400,022        41,359,176
Ratio of expenses to average net assets(5)                                              1.7%              1.5%              1.4%
Ratio of net income (loss) to average net assets                                       -0.2%             -0.3%             -0.9%
Portfolio turnover rate                                                               231.5%            214.9%             87.6%

1  Period from August 30, 1999 (inception) to December 31, 1999
2  Period from August 19, 1999 (inception) to December 31, 1999
3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.
4 Total return does not reflect the effect of the sales charge in the years before 1998
5  1999 ratio includes a one time organization expense.
6  The inception date for Value Fund - Class R was November 1, 1998

                       ACTIVA
                       Mutual
                       Funds
                       Prospectus

                    The Statement of Additional Information ("SAI") provides additional details about the Funds. Also, additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual Reports. You will find in each Fund's Annual Report a discussion of market conditions and investment strategies, which significantly affected the Fund's performance during its last fiscal year. The SAI, dated April 28, 2002, Annual Reports, and Semi-Annual Reports are available without charge by writing or telephoning the Fund. The SAI is incorporated into the Prospectus by reference.

                    Additional information about the Funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room is available by calling the Commission at 1-202-942-8090. The Commission's web site (http://www.sec.gov) contains reports and other information on the Funds. Copies of this information are available from the Commission upon the payment of a copying fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


                                           April 28, 2002

ACTIVA MUTUAL FUNDS                  ACTIVA MUTUAL FUNDS LOGO
2905 Lucerne SE, Suite 200
Grand Rapids Michigan  49546
www.activafunds.com
(616) 787-6288
(800) 346-2670
Investment Company Act File #811-2168

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART A

                Information Required in a Prospectus for Class R


ACTIVA VALUE FUND                                                     ACTIVA MUTUAL FUND LOGO
2905 LUCERNE SE,
GRAND RAPIDS, MICHIGAN 49546                                                  CLASS R
(616) 787-6288                                                               PROSPECTUS
(800) 346-2670
                                                           The  Fund's  primary   investment   objective  is
Contents                                      Page      capital  appreciation.  The  Fund  will  attempt  to
Investment Objective                                    meet its  objective by  investing  in common  stocks
Investment Approach                                     that it believes  are  undervalued.  Income may be a
Risk Factors                                            factor in portfolio  selection,  but is secondary to
Past Performance                                        the principal objective.
Expenses                                                  This Prospectus contains  information with respect
Financial Highlights                                    to Class R shares of Activa  Value Fund.  Class R is
Organization of the Fund                                offered  only to tax exempt  retirement  and benefit
Investment Management                                   plans of Amway  Corporation and its affiliates.  The
The Sub-Adviser                                         Fund  also   offers   Class  A  shares,   which  are
Fundamental Investment Policies                         available   to  members  of  the   general   public.
Pricing of Fund Shares                                  Information  about  Class  A  is  contained  in  the
Purchase of Fund Shares                                 Activa  Funds  Prospectus  dated  April 28,  2002,
How Shares are Redeemed                                 which is available upon request.
Retirement Plans                                          As with  all  mutual  funds,  the  Securities  and
Dividend & Capital Gain                                 Exchange  Commission has not approved or disapproved
   Distributions to Shareholders                        these securities or passed upon the adequacy of
Tax  Consequences                                       this  Prospectus.  Any  representation  to the contrary
Risk Factors and Special Considerations                 is a criminal offense.
   General Investment Risks
   Other Risks
Shareholder Inquiries




                                                             The date of this Prospectus is April 28, 2002.

Printed in U.S.A.

                                ACTIVA VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

   The Fund seeks long-term capital appreciation. Dividend Income may be a factor in portfolio selection but is secondary to the Fund's principal objective.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests primarily in common stocks of large and medium-sized U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace.
   The Fund's Sub-Adviser, Wellington Management Company, LLP, implements the construction of the Fund's portfolio based upon the analysis and input of the firm's industry analysts. These analysts often spend their entire careers covering a single industry. Their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called "value stocks". Diversification is achieved by investing in a number of different industries and companies.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. While investments are selected which the Sub-Adviser believes have potential for long-term appreciation, their value could decline. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 7.

PAST PERFORMANCE
--------------------------------------------------------------------------------
   The two tables below, show the Fund's annual returns and its long-term performance. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Value Index ("Value Index"). The inception date for Class R was November 1, 1998. Annual returns during the period 1992 through 1998 are returns for Class A. Annual returns during the period 1999 through 2001 are returns for Class R.
    The investment performance of Class R is expected to be substantially similar to Class A because both Classes invest in the same portfolio of securities and investment performance will differ only to the extent that the classes do not have the same expenses. The estimated expenses for Class R, which are lower than the expenses for Class A, are disclosed in the Fee Expense Table.
   As with all mutual funds, past performance is not a prediction of future results.

Bar Chart
ANNUAL TOTAL RETURN OF THE ACTIVA VALUE FUND
1992            1.77%
1993           10.85%
1994           -5.87%
1995           30.55%
1996           23.18%
1997           22.47%
1998           10.17%
1999           -6.43%
2000           13.95%
2001           -6.92%

   During the periods shown in the chart, the Fund's highest return for a quarter was 13.76% (quarter ending June 30, 1997), and the Fund's lowest return for a quarter was -12.83% (quarter ending September 30,1999).

                                         Average Annual Total Return
                                      Periods Ended December 31, 2001
                                  One Year       Five Year       Ten Year

   Activa Value Fund*
         - Class A                 - 7.05%            5.90%        8.57%
         - Class R                 - 6.92%            N/A           N/A
   Russell 1000 Value**            - 5.59%           11.13%       14.16%
   S&P 500**                       -11.90%           10.70%       12.93%

 *Wellington Management Company, LLP, has been the Fund's Sub-Adviser since December 30, 1999.
**The S&P 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses.

                                    EXPENSES
   This Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (Fees Paid Directly From Your Investment)
            Shareholder Fees                                           None
            Maximum Sales Charge Imposed on Purchases                  None

            Maximum Deferred Sales Charge                              None

            Maximum Sales Charge Imposed on                            None
                 Reinvested Dividends

            Redemption Fee                                             None

            Exchange Fee                                               None

Annual Fund Operating Expenses Paid by the Fund
            Management Fees                                            .50%

            Distribution & Service (12b-1) Fees                        None

            Other Expenses                                             .51%

            Total Fund Operating Expenses*                            1.01%


The following example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS         5 YEARS       10 YEARS
                            ------        -------         -------       --------
         VALUE FUND        $103.01        $321.54         $557.85      $1,236.24


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BDO Seidman, LLP, the Independent Certified Public Accountants for the Fund, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                          Value Fund - Class R
Per share outstanding throughout the year or
Period ended December 31,                             2001           2000          1999(1)     1998(3)
Net Asset Value, beginning of period                $7.44            $6.60        $7.16        $8.42
Income from investment operations:
     Net investment income (loss)                    0.06             0.08         0.10         0.09
     Net realized and unrealized gains (losses)
         on securities                              (0.58)            0.84        (0.56)       (0.02)
Total from investment operations                    (0.52)            0.92        (0.46)        0.07
Less Distributions:
     Dividends from net investment income            0.06             0.08         0.10         0.10
     Dividends in excess of net investment income    0.00             0.00         0.00         0.00
     Distributions from capital gains                0.00             0.00         0.00         1.23
Total Distributions                                  0.06             0.08         0.10         1.33
Net Asset Value, end of period                      $6.86            $7.44        $6.60        $7.16
Total Return                                        -6.92%           13.95%       -6.43%        7.08%
     Ratios and Supplemental Data
Net assets, end of period                       1,639,834        1,294,980      703,962      135,385
Ratio of expenses to average net assets(2)            1.0%             1.0%         1.1%         1.0%
Ratio of net income (loss) to average net assets      1.0%             1.1%         1.3%         1.8%
Portfolio turnover rate                              91.5%           113.9%       144.5%       101.1%


    (1)Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

    (2)1999 ratio includes a one time organization expense.

    (3)The inception date for Value Fund - Class R was 11/1/98.


                                                                             Value Fund - Class A
                                                ---------------------------------------------------------------------------------
                                                Year Ended        Year Ended       Year Ended        Year Ended        Year Ended
Per share outstanding for each year or period   12/31/01           12/31/00        12/31/99(1)       12/31/98          12/31/97
                                                ---------------------------------------------------------------------------------

Net Asset Value, Beginning of Period               $7.44              $6.61           $7.18             $7.73             $7.62

Income from investment operations:
         Net investment income (loss)               0.06               0.08            0.09              0.08              0.09
         Net realized and unrealized gains
          (losses) on securities                   (0.59)              0.83           (0.57)             0.68              1.62
                                                ---------------------------------------------------------------------------------
Total from investment operations                   (0.53)              0.91           (0.48)             0.76              1.71

Less Distributions:
         Dividends from net investment income       0.06               0.08            0.09              0.08              0.10
         Dividends in excess of net
          investment income                           --                 --              --                --                --
         Distributions from capital gains             --                 --              --              1.23              1.50
                                                ---------------------------------------------------------------------------------
Total Distributions                                 0.06               0.08            0.09              1.31              1.60
                                                ---------------------------------------------------------------------------------

Net Asset Value, End of Period                     $6.85              $7.44           $6.61             $7.18             $7.73

Total Return(3)                                    -7.05%             13.82%          -6.70%            10.17%            22.50%

Ratios and Supplemental Data

Net assets, end of period                    140,823,782        170,658,789     178,437,477       179,820,020       139,163,575
Ratio of expenses to average net assets(2)           1.1%               1.1%            1.1%              1.0%              0.9%
Ratio of net income (loss) to average net assets     0.9%               1.1%            1.2%              1.0%              1.1%
Portfolio turnover rate                             91.5%             113.9%          144.5%            101.1%            103.1%

  (1)Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund
  (2)1999 ratio includes a one time organization expense.
  (3)Total return does not reflect the effect of the sales charge in the years before 1998.



ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, a Delaware business trust. The Fund is governed by a Board of Trustees, which meets regularly to review the Fund's investments, performance, expenses, and other business affairs. The policy of the Fund is that a majority of Board members will be independent of the Fund's Investment Adviser and Sub-Advisers.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
   Activa Asset Management LLC ("Activa") serves as the Investment Adviser of the Fund. Activa's offices are located at 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Subject to the direction of the Board of Trustees, Activa provides overall investment strategy for the Fund and furnishes all office space, facilities, equipment and personnel which is necessary for servicing the investments of the Fund.
   Activa, together with the Board of Trustees, is responsible for selecting one or more Sub-Advisers for the Fund. The Sub-Advisers furnish investment advice and manage on a regular basis the investment portfolio of the Fund. The Sub-Advisers make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities. The Sub-Advisers are employed by Activa and Activa, not the Fund, is responsible for paying their fees.
   Activa monitors and evaluates the investment performance of each Sub-Adviser. If Activa believes it is in the Fund's best interests, Activa may recommend that the Fund change Sub-Advisers or retain additional Sub-Advisers. Any such action must be approved by the Fund's Trustees, including a majority of the Fund's Independent Trustees. Such action would not require approval of the Fund's shareholders. However, if the Fund hires new or additional Sub-Advisers, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days. Additional information about the selection of Sub-Advisers is contained in the Statement of Additional Information.
   Activa has ultimate responsibility for the investment performance of the Funds due to its responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

THE SUB-ADVISER
--------------------------------------------------------------------------------
   The Sub-Adviser of Activa Value Fund is Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts. Wellington Management currently manages over $311 billion for institutional and individual investors. Doris Dwyer Chu, Vice President, is primarily responsible for the day-to-day management of Activa Value Fund. Ms. Chu joined Wellington Management in 1998. She was previously a partner and portfolio manager with Grantham, Mayo, Van Otterloo & Company (1985-1998).

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------
   The fundamental investment policies contained in the Fund's Statement of Additional Information and the investment objective of each Fund may not be changed without a shareholder vote. The Board of Trustees of the Fund may change any other policies or investment strategies.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
   The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is generally made at the close of business of the New York Stock Exchange, 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   Class R Shares are offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. There are no minimum investment requirements for shares of Class R. Participants in the tax-exempt retirement and benefits plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular procedures or requirements which may apply to Plan Participants.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.
   The National Association of Securities Dealers (NASD) has set up the NASD Regulation Public Disclosure Program to provide investors with information and education. A copy of the brochure "NASD Regulation's Public Disclosure Program:
An Information Service for Investors" may be obtained by contacting the NASD Regulation's Hotline Number at (800) 289-9999 or by visiting their website at www.nasdr.com.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.
   Participants in the tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular redemption procedures or requirements which may apply to Plan Participants.

RETIREMENT PLANS
--------------------------------------------------------------------------------
   The Fund sponsors a prototype Profit-Sharing Trust and Individual Retirement Accounts. Persons interested in additional information regarding these plans should contact the Fund.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
   The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Distributions, in the past, have been paid in December. The net investment income and capital gain distribution will be paid on a basis which is consistent with past policy. All distributions may be received in cash or reinvested in additional shares of the Fund at their net asset value at the time of distribution. This election can be changed at any time by requesting a change in writing, signed by all account owners.

TAX CONSEQUENCES
--------------------------------------------------------------------------------
   The Fund will make distributions of ordinary income and capital gains that will relieve the Fund of all federal income taxes.
   Shares of Class R will be held by the qualified retirement and benefit plans of Alticor Inc. and its affiliates ("the plans") for the benefit of plan participants. The plans do not pay federal income taxes. Plan participants should consult the plans' governing documents, and their own tax advisers, for information about the tax consequences associated with participating in the plans.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
GENERAL INVESTMENT RISKS
     Information about the principal investment strategies and related risks for the Fund is set forth in this Prospectus. Additional information about the Fund's investment strategies and risks is contained in the Statement of Additional Information which may be obtained by writing or telephoning the Fund.
     STOCK MARKET RISKS. The value of equity securities in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.
     The Fund's Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.
     SECTOR RISKS. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. As the Sub-Adviser allocates more of the portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
     POLICY RESTRICTION. As a matter of policy, effective June 30, 2002, the Funds will not invest in securities issued by Proctor and Gamble Company. This may have an adverse effect on the performance of the Funds relative to their indices.
OTHER RISKS
REPURCHASE AGREEMENTS AND RISK. Each Fund may enter into repurchase agreements as a non-principal investment strategy that is, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Funds enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Board of Trustees.
TEMPORARY INVESTMENTS AND RISKS. The Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in the Fund failing to achieve its investment objective.
     LENDING OF PORTFOLIO SECURITIES' RISK. In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to least 100% of the value of the securities loaned.
     There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

DERIVATIVE TRANSACTION RISKS. The Fund may trade in derivative contracts to hedge portfolio holdings on a non-principal basis. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.
     Futures contacts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified with the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.
     Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.
     When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent or market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.
     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Advisers will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------
   Shareholder inquiries regarding the Fund should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of the Prospectus. Inquiries relating to a specific account should be directed to the Plan Administrator for the tax-exempt retirement and benefits plan of Alticor Inc. and its affiliates.

BULK RATE                   ACTIVA
U.S. POSTAGE                Value
PAID                        Fund
ADA, MI                     Class R
PERMIT 100                  Prospectus

                         The Statement of Additional Information ("SAI")
                    provides additional details about the Fund. Also, additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports. You will find in the Fund's Annual Report a discussion of market conditions and investment strategies, which significantly affected the Fund's performance during its last fiscal year. The SAI, dated April 28, 2002, Annual Reports, and Semi-Annual Reports are available without charge by writing or telephoning the Fund. The SAI is incorporated into the Prospectus by reference.

                         Additional information about the Fund, including the
                    SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room is available by calling the Commission at 1-202-942-8090. The Commission's web site (http://www.sec.gov) contains reports and other information on the Funds. Copies of this information are available from the Commission upon the payment of a copying fee, by electronic request at the following E-Mail address: publicinfo@sec.gov, or by writing the Commisson's Public Reference Section, Washington, D.C. 20549-0102.


                                        April 28, 2002

ACTIVA MUTUAL FUND                 ACTIVA MUTUAL FUND LOGO
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
www.activafunds.com
Investment Company Act File #811-2168

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART B

    Information Required in a Statement of Additional Information for Class A

ACTIVA MONEY MARKET FUND                                              ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

                                                                      STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
Organization of the Fund
Objectives, Policies, and                                  This  Statement of Additional  Information is not
  Restrictions on the Fund's                            a prospectus.  Therefore,  it should be read only in
  Investments                                           conjunction  with  the  Prospectus,   which  can  be
Investment Strategies                                   requested  from the Fund by writing  or  telephoning
Portfolio Transactions                                  as indicated  above.  The financial  statements  and
Principal Shareholders                                  performance  data for the Fund are  contained in the
Officers and Trustees of the Fund                       Fund's  2001  Annual  Report to  Shareholders.  This
Investment Adviser                                      information  is  incorporated  herein by  reference.
Sub-Adviser                                             The  Annual  Report  may be  obtained  by writing or
Plan of Distribution and Principal                      calling  the  Fund.  This  Statement  of  Additional
  Underwriter                                           Information  relates to the  Prospectus for the Fund
Administrative Agreement                                dated April 28, 2002.
Transfer Agent
Custodian
Auditors
Pricing of Fund Shares
Purchase of Shares
How Shares are Redeemed
Exchange Privilege
Additional Account Policies
Internet Address
Federal Income Tax
Reports to Shareholders
   and Annual Audit
Appendix A




Printed in U.S.A.

                                                              The date of this Statement of Additional
                                                                    Information is April 28, 2002


                            ACTIVA MONEY MARKET FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   When issued, shares of the Fund will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.
    The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The Fund's investment objective is to maximize current income consistent with the preservation of capital and same day liquidity. The Fund seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar denominated securities described in this Statement of Additional Information that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months. The Fund's ability to achieve maximum current income is affected by its high quality standards. See "Quality and Diversification Requirements."
INVESTMENT FUNDAMENTAL RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental policies which, under the 1940 Act, may or may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
     The Fund:
     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
     3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
     4. May not borrow money, except to the extent permitted by applicable law;
     5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
          (b) invest in securities or other instruments issued by issuers that invest in real estate;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve the objective by the Fund as set forth herein and in the Prospectus.
   The Fund is designed for investors who seek high current income consistent with the preservation of capital and same day liquidity from a portfolio of high quality money market instruments. The Fund's investment objective is to maximize current income consistent with the preservation of capital and same day liquidity.
   The Fund seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar denominated securities described in this Statement of Additional Information that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months. The Fund's ability to achieve maximum current income is affected by its high quality standards. See "Quality and Diversification Requirements."

MONEY MARKET INSTRUMENTS
   A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."
   U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.
   ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.
   FOREIGN GOVERNMENT OBLIGATIONS. The Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. See "Foreign Investments." These securities must be denominated in the U.S. dollar.
   BANK OBLIGATIONS. The Fund, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Fund will not invest in obligations for which the Sub-Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).
   COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Sub-Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Sub-Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Sub-Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Sub-Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Sub-Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client to whom the Sub-Adviser's affiliate, Morgan Guaranty Trust Company of New York, in its capacity as a commercial bank, has made a loan.
   ASSET-BACKED SECURITIES. The Fund may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying obligations. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.
   REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Funds' Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Fund will be fully collateralized within the meaning of paragraph (a)(4) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.
   The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including, without limitation, corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectus or this Statement of Additional Information.
FOREIGN INVESTMENTS
   The Fund may invest in certain foreign securities. All investments must be U.S. dollar-denominated. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

   Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

ADDITIONAL INVESTMENTS
   MUNICIPAL BONDS. The Fund may invest in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. The Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. These municipal bonds and notes will be taxable securities; income generated from these investments will be subject to federal, state and local taxes.
   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.
   INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

   REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.
   LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to the Fund with respect to borrowers of its portfolio securities are similar to the risks to the Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser , the Sub-Adviser, or the Distributor, unless otherwise permitted by applicable law.
   ILLIQUID INVESTMENTS, PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 10% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.
   The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Sub-Adviser's implementation of these guidelines on a periodic basis.
   As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

   SYNTHETIC INSTRUMENTS. The Fund may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A. The Sub-Adviser will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor those risks. See "Illiquid Investments, Privately Placed and Certain Unregistered Securities".
QUALITY AND DIVERSIFICATION REQUIREMENTS
   The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.
   At the time the Fund invests in any taxable commercial paper, master demand obligation, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Sub-Adviser's opinion.
   In order to maintain a stable net asset value, the Fund will (i) limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of its assets, measured at the time of purchase, except for investments held for not more than three business days; and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in "Appendix A." The Fund may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.
   In addition, the Board of Trustees has adopted procedures which (i) require the Board of Trustees to approve or ratify purchases by the Fund of securities (other than U.S. Government securities) that are unrated; (ii) require the Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than 397 days; and (iii) require the Fund, in the event of certain downgradings of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Fund's best interest.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
   The Sub-Adviser places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies."
   Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

   Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with its objectives. See "Investment Objectives and Policies - Portfolio Turnover."
   In connection with portfolio transactions for the Fund, the Sub-Adviser intends to seek best execution on a competitive basis for both purchases and sales of securities.
   The Fund has a policy of investing only in securities with maturities of not more than thirteen months, which will result in high portfolio turnovers. Since brokerage commissions are not normally paid on investments which the Fund makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Fund.
   Subject to the overriding objective of obtaining best execution of orders, the Sub-Adviser may allocate a portion of the Fund's brokerage transactions to affiliates of the Sub-Adviser. In order for affiliates of the Sub-Adviser to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.
   Portfolio securities will not be purchased from or through or sold to or through the Sub-Adviser or any other "affiliated person" (as defined in the 1940
Act) of the Sub-Adviser when such entities are acting as principals, except to the extent permitted by law. In addition, the Fund will not purchase securities during the existence of any underwriting group relating thereto of which the Sub-Adviser or an affiliate of the Sub-Adviser is a member, except to the extent permitted by law.
   On those occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc. ("Alticor"), formerly known as Amway Corporation, indirectly, as of January 16, 2002, owned 39,804,897 shares, or 90.96%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor since they own, together with their spouses, substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met once during 2001. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:

                                                            Term of                                       Number of        Other
                                                            --------                                      ----------       -----
Name and Address              Age      Office Held       Office/Length     Principal Occupation Last     Portfolios    Directorships
----------------              ---      -----------       -------------     --------------------------    -----------   -------------
                                                          of Time Served           Five Years              in Fund        Held By
                                                          --------------           ----------              --------       -------
                                                                                                           Complex        Director
                                                                                                           -------        --------
                                                                                                         Overseen by
                                                                                                         -----------
                                                                                                           Director
                                                                                                           --------
Allan D. Engel*              50   Trustee, Vice          Perpetual/21    Vice President, Real Estate          5             None
2905 Lucerne SE,                  President, Secretary                   Operations and Secretary
Suite 200                         and Assistant                          -Activa Holdings Corp.
Grand Rapids, Michigan            Treasurer of the                       Formerly, Sr. Manager,
49546                             Fund; President, and                   Investments and Real Estate,
                                  Secretary of the                       Amway Corporation. Director,
                                  Investment Adviser.                    President and Secretary of
                                                                         Amway Management Company
                                                                         (1981-1999). Trustee, Vice
                                                                         President and Secretary,
                                                                         Amway Mutual Fund (1981-1999).

James J. Rosloniec*          57   Trustee, President     Perpetual/21    President & Chief Operating          5             None
2905 Lucerne SE                   and Treasurer of the                   Officer, JVA Enterprises,
Suite 200                         Fund.                                  LLC. President, Chief
Grand Rapids, Michigan                                                   Executive Officer and
49546                                                                    Director, Activa Holdings
                                                                         Corp.  Formerly, Vice
                                                                         President-Audit and Control,
                                                                         Amway Corporation
                                                                         (1991-2000). Director, Vice
                                                                         President and Treasurer of
                                                                         Amway Management Company
                                                                         (1984-1999). Trustee,
                                                                         President and Treasurer,
                                                                         Amway Mutual Fund,
                                                                         (1981-1999).

Joseph E. Victor, Jr.        54   Advisory Trustee of    Perpetual/1     President and Chief Executive        5             None
2905 Lucerne SE                   the Fund                               Officer, Marker Net, Inc.
Suite 200                                                                (Crown Independent Business
Grand Rapids, Michigan                                                   Owner affiliated with
49546                                                                    Quixtar, Inc.)

Donald H. Johnson            71   Trustee of the Fund    Perpetual/9     Retired, Former Vice                 5             None
2905 Lucerne SE                                                          President-Treasurer, SPX
Suite 200                                                                Corporation.
Grand Rapids, Michigan
49546

Walter T. Jones              60   Trustee of the Fund    Perpetual/10    Retired, Former Senior Vice          5             None
936 Sycamore Ave.                                                        President-Chief Financial
Holland, Michigan 49424                                                  Officer, Prince Corporation

Richard E. Wayman            67   Trustee of the Fund    Perpetual/4     Retired, Former Finance              5             None
24578 Rutherford                                                         Director, Amway Corporation,.
Ramona, California 92065

*Messrs. Engel and Rosloniec are interested persons of the Fund inasmuch as they are officers of the Fund. In addition, Mr. Engel is an officer of the Investment
Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr.
Rosloniec is also an officer of Activa Holdings Corp., and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.


                                      Dollar Range of
                                      ---------------
                                     Equity Securities
                                     -----------------
                                        In the Fund
                                        -----------
     Names of Trustees               January 31, 2002
     -----------------               ----------------

Allan D. Engel
Trustee                              $10,001 - $50,000
James J. Rosloniec
Trustee                              $50,001 - $100,000
Donald H. Johnson
Trustee                              $10,001 - $50,000
Walter T. Jones
Trustee                              $50,001 - $100,000
Richard E. Wayman
Trustee                              $10,001 - $50,000

                                               Pension or
                                               ----------
      Name of Person,           Trustee        Retirement        Estimated Annual    Total Compensation
      ---------------           --------       ----------        -----------------   ------------------
         Position             Compensation  Benefits Accrued as       Benefits         Paid to Trustees
         --------             ------------  -------------------       --------         ----------------
                                              Part of Fund        Upon Retirement
                                              ------------        ---------------
                                                Expenses
                                                --------
Allan D. Engel                  $8,000             -0-                  -0-                $8,000
Trustee
James J. Rosloniec              $8,000             -0-                  -0-                $8,000
Trustee
Joseph E. Victor, Jr.           $1,500             -0-                  -0-                $1,500
Advisory Trustee
Donald H. Johnson               $8,000             -0-                  -0-                $8,000
Trustee
Walter T. Jones                 $8,000             -0-                  -0-                $8,000
Trustee
Richard E. Wayman               $8,000             -0-                  -0-                $8,000
Trustee

The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2001, amounted to $41,500. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares ").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's deriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and Investment Adviser became effective on June 11, 1999. For providing services under this contract, Activa is to receive a fee, payable quarterly, at the annual rate of .35 of 1% of the average of the daily aggregate net asset value of the Fund until aggregate assets total $500,000,000. When assets total $500,000,000, then the fee will be .35 of 1% of the average of the daily aggregate net asset value of the Fund on the first $100,000,000; .325% on the next $100,000,000; and .30% on the assets in excess of $200,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The investment advisory fees paid by the Fund to the Investment Adviser during the year ended December 31, 2001, 2000 and 1999 were $162,921, $327,308 and
$156,807, respectively.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Investment Adviser. Jay Van Andel and Richard M. DeVos are also controlling persons of Alticor Inc., formerly known as Amway Corporation, which, as of January 16, 2002, owned 39,804,897 shares, or 90.96%, of the outstanding shares of the Fund. See "Principal Shareholders."

SUB-ADVISER
--------------------------------------------------------------------------------
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and J.P. Morgan Investment Management Inc.("JPMIM"), 522 Fifth Avenue, New York, New York 10036 (Sub-Adviser). Under the Sub-Advisory Agreement, the Investment Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Investment Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   The Fund's Sub-Adviser is JPMIM. Subject to the supervision of the Fund's Trustees and Investment Adviser, the Sub-Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies.
   J.P. Morgan, through the Sub-Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $593 billion.
   J.P. Morgan has a long history of services as advisers, underwriters and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century.

   The basis of the Sub-Adviser's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 200 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in the United States, London, Tokyo, Singapore, Hong Kong, Taiwan and Sao Paulo to cover companies, industries and countries on site. In addition, the investment management divisions employ over 700 capital market researchers, portfolio managers and traders. The Sub-Adviser's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.
   The investment advisory services the Sub-Adviser provides to the Fund are not exclusive under the terms of the Sub-Advisory Agreement. The Sub-Adviser is free to and does render similar investment advisory services to others. The Sub-Adviser and its affiliate companies serve as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. The accounts which are managed or advised by the Sub-Adviser have varying investment objectives and the Sub-Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Sub-Adviser who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."
   Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Fund is currently iMoneyNet Institutional First Tier Money Market Fund Average.
   The Fund is managed by officers of the Sub-Adviser who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan or any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan.
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid quarterly, equal to the annual rates of 0.15% of the Fund's average daily net assets until assets total $500,000,000. When assets total $500,000,000, then the fee will be .15 of 1% of the average of the daily aggregate net asset value of the Fund on the first $100,000,000, .125% on the next $100,000,000 and .10% on the assets in excess of $200,000,000. The fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2001, 2000 and 1999 were $69,798, $139,265, and $68,238, respectively.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
   At a meeting held on February 7, 2002, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2003. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.
   In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees took into account (i) sales and redemption data for the Fund, (ii) the Fund's average net assets, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, (iv) the investment outlook of the Fund's Adviser and Sub-Adviser, and (v) notable changes in the Fund's investments. The Board also considered information regarding the Fund's investment performance, management fees, and expense ratios, as well as similar information for other mutual funds. The Board of Trustees also considered the possibility of other benefits that might accrue to the Adviser, the Sub-Adviser and their affiliated companies, by virtue of their relationship with the Fund.
   In considering the Investment Advisory Contract, the Board of Trustees also took into account (i) the Adviser's financial conditional, (ii) arrangements with respect to the distribution of the Fund's shares, (iii) relationships with the Fund's transfer agent and dividend distribution agent, (iv) resources devoted to and the record of compliance with the Fund's Investment policies and restrictions, (v) the quality and scope of the services provided to the Fund's Shareholders, and (vi) the nature and extent of the Adviser's supervision of other service providers, including the Fund's Sub-Adviser.
   In evaluating the Sub-Advisory Agreement, the Board of Trustees considered additional information regarding the Sub-Adviser, including (i) its financial condition, and (ii) the size, education and experience of its staff.

   In considering the foregoing factors the Board of Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. On the basis of its consideration of the factors that it deemed to be material, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Contract and the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable. The Board of Trustees also concluded that the Adviser and Sub-Adviser had provided satisfactory services to the Fund, and that the Adviser and Sub-Adviser could be expected to continue to provide satisfactory services in the future.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the shares of certain series of the Trust and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of each such series. The Adviser is not presently providing services under the distribution plan on behalf of the Fund and is receiving no such compensation.
   The Adviser acts as the exclusive agent for sales of shares of the Fund pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2001, 2000 and 1999, total payments were $69,824, $140,277 and $67,204, respectively.
   The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share next calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

BY MAIL:
--------
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
---------
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.
SPECIAL CIRCUMSTANCES:
----------------------
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.

   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2001 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.
   In addition, as of December 31, 2001, the Fund's 7-day yield was 1.69% and its 7-day effective yield was 1.70%.

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

Corporate and Municipal Bonds
-----------------------------
AAA    -   Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA     -   Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A      -   Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    -   Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.


Commercial Paper, including Tax Exempt
--------------------------------------
A      -   Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1,2, and 3 to indicate the relative degree of safety.

A-1    -   This designation indicates that the degree of safety regarding timely payment is very strong.


Short-Term Tax-Exempt Notes
---------------------------
SP-1   -   The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2   -   The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds
-----------------------------
Aaa    -   Bonds which are rated Aaa are judged to be of the best quality.
           They carry the smallest degree of investment risk and are generally referred to an "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A      -   Bonds which are rated A possess many favorable investment
           attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa    -   Bonds which are rated Baa are considered as medium grade
           obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Commercial Paper, including Tax Exempt
--------------------------------------
Prime 1 -  Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

       -   Leading market positions in well established industries.
       -   High rates of return on funds employed.
       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
       - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax-Exempt Notes
---------------------------
MIG-1  -   The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2  -   MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                                        ========================
                                                          Activa
                                                          Money
ACTIVA MONEY MARKET FUND                                  Market
(a Series of Activa Mutual Fund Trust)                    Fund
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

                                                            Statement of
                                                        Additional Information





                                                             April 28, 2002





                                                        ACTIVA MUTUAL FUND LOGO



Printed in U.S.A.

                                                        ========================

ACTIVA INTERMEDIATE BOND FUND                                         ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670
                                                                      STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
Organization of the Fund
Objectives, Policies, and                                 This Statement of Additional  Information is not a
  Restrictions on the Fund's                            prospectus.  Therefore,  it  should  be read only in
  Investments                                           conjunction  with  the  Prospectus,   which  can  be
Income Securities                                       requested  from the Fund by writing  or  telephoning
Description of Securities Ratings                       as indicated  above.  The financial  statements  and
Portfolio Transactions and                              performance  data for the Fund are  contained in the
  Brokerage Allocation                                  Fund's  2001  Annual  Report to  Shareholders.  This
Principal Shareholders                                  information  is  incorporated  herein by  reference.
Officers and Trustees of the Fund                       The  Annual  Report  may be  obtained  by writing or
Investment Adviser                                      calling  the  Fund.  This  Statement  of  Additional
Sub-Adviser                                             Information  relates to the  Prospectus for the Fund
Plan of Distribution and Principal                      dated April 28, 2002.
  Underwriter
Administrative Agreement
Transfer Agent
Custodian
Auditors
Pricing of Fund Shares
Purchase of Shares
How Shares are Redeemed
Exchange Privilege
Additional Account Policies
Internet Address
Federal Income Tax
Reports to Shareholders
   and Annual Audit


Printed in U.S.A.

                                                        The date of this Statement of Additional Information
                                                                          is April 28, 2002.


                          ACTIVA INTERMEDIATE BOND FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   When issued, shares of the Fund will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The investment objective of the Fund is to provide high total return consistent with moderate risk of capital and maintenance liquidity. The Fund will attempt to meet its objective by investing in a diversified portfolio of intermediate and long-term income securities of U.S. issuers.
Fundamental Investment Restrictions
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
   The Fund:
   1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
   2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.
        This restriction does not apply to instruments considered to be domestic bank money market instruments.
   3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
   4. May not borrow money, except to the extent permitted by applicable law;
   5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
   6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
        (b) invest in securities or other instruments issued by issuers that invest in real estate;

   7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
   8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

INCOME SECURITIES
--------------------------------------------------------------------------------
   Income securities include securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities ("U.S. Government Securities"); mortgage-backed or asset-backed securities; corporate debt securities; zero-coupon or stripped securities; variable and floating rate debt securities; commercial paper; certificates of deposit, time deposits and bankers acceptances; other instruments having investment characteristics substantially similar to any of the foregoing and repurchase agreements with respect to any of the foregoing. The following disclosure supplements disclosure in the Prospectus and does not, standing along, present a complete or accurate explanation of the matters disclosed.
   U.S. Treasury Securities. U.S. Treasury securities include bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.
   Stripped Treasury Securities. Stripped Treasury securities are obligations representing an interest in all or a portion of the income or principal component of an underlying Treasury or pool of Treasury securities. Stripped Treasury securities include obligations entitled to receive all of the interest component but none of the principal component (IOs) and obligations entitled to receive all of the principal component but none of the interest component (POs). The market values of stripped Treasury securities tend to be more volatile in response to changes in interest rates than are those of conventional Treasury securities.

   Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Obligations issued by agencies of the U.S. government or instrumentalities established or sponsored by the U.S. government include those that are guaranteed by federal agencies or instrumentalities and may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. U.S. Government Securities that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.
   Mortgage-Backed Securities Issued or Guaranteed by U.S. Government Instrumentalities. Mortgage-backed securities may be issued or guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC and represent undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments or principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Sub-Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations underlying mortgage-back securities can be expected to accelerate. When the mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by a Fund at a premium would result in capital losses. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities.

   Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA and FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").
   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest typically is paid or accrues on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a series of CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.
   Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payments on such securities having the highest priority after interest has been paid to all classes.
   Types of Credit Support. Mortgage-backed securities are often backed by a pool of assets representing the obligation of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
   Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollaterization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support is provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

   Asset-Backed Securities. The securitization techniques used to develop mortgage-back securities are now also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. Other types of asset-backed securities may be developed in the future.
   In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
   Zero-coupon securities. Zero-coupon securities pay no cash interest but are sold at substantial discounts from their value at maturity. When a zero-coupon bond is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. The market values of such securities are generally subject to greater fluctuations in response to market rates of interest than bonds that pay interest currently. Because such securities allow an issuer to avoid the need to generate cash to meet current interest payments, such bonds may involve greater credit risk than bonds paying cash interest currently.
   Premium securities. The Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by the Fund at a premium are called or sold prior to maturity, the fund generally will recognize a capital loss to the extent the call or sale price is less than the Fund's adjusted tax basis in such securities. Additionally, the Fund generally will recognize a capital loss if it holds such securities to maturity.
   Adjustable and Floating Rate Securities. Adjustable rate securities are securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one day to several years, based on a spread over a specific interest rate or interest rate index or on the results of periodic auctions. There are three main categories of indices: (i) those based on U.S. Government Securities; (ii) those derived from a calculated measure such as a cost of funds index; and (iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.
   Adjustable rate securities allow a Fund to participate in all or a portion of increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During period of declining interest rates however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Adjustable rate securities frequently limit the maximum amount the rate may be adjusted during any adjustment period, in any one year or during the term of the security.

   Defensive Strategies. In certain circumstances market conditions may, in the Sub-Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest to a substantial degree in high-quality, short-term obligations. Such obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Standard and Poor's ("S&P") or Moody's Investor Services, Inc. ("Moody's) (or comparably rated by any other nationally recognized statistical rating organization ("NRSRO")); commercial paper rated in the highest grade by either rating service (or comparably rated by any other nationally recognized statistical rating organization); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Fund considers consistent with such strategy.

   BORROWINGS
   The Fund may borrow money from banks for temporary, emergency purposes only (such as meeting share redemption requests), although the Fund does not expect to do so in an amount exceeding 5% of its respective total assets (after giving effect to any such borrowing). Borrowing creates special risk considerations such as increased volatility in the net asset value of the shares and in the yield on the Fund's portfolio. Borrowing will create interest expenses for a Fund which can exceed the income from the assets retained.

   "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS
   The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by a fund on purchases of portfolio securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on such securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

   PORTFOLIO TURNOVER
   The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. A high portfolio turnover (100% or more) increases a Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Sub-Adviser deems portfolio changes appropriate.

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------
   STANDARD & POOR'S - A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:
   A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
   A debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

   The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform as audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
   The ratings are based, in varying degrees, on the following considerations:

   1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:
   2.   Nature of and provisions of the obligation:
   3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

1. LONG-TERM DEBT - INVESTMENT GRADE
   AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.
   AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.
   A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.
   BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

SPECULATIVE GRADE
   BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
   BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
   B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligors capacity or willingness to meet its financial commitment on the obligation.
   CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
   CC:  Debt rated "CC" is currently highly vulnerable to nonpayment.
   C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
   D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
   -: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposes to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.
   DEBT OBLIGATIONS OR ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
   BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2.   COMMERCIAL PAPER
A-S & P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follow:
   A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated "A-1".
   A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
   B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead the obligor's inadequate capacity to meet its financial commitment on the obligation.
   C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
   D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
   A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are bases on current information furnished to S & P by the issuer or obtained from other sources it considers reliable. S & P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. PREFERRED STOCK
   A S & P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligation. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer. The preferred stock ratings are based on the following considerations:
I. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.
II.      Nature of, and provisions of, the issuer.
III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA: This is the highest rating that may be assigned by S & P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligation.
   AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
   A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
   BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
   BB, B AND CCC: Preferred stock rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BBB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
   CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
   C: A preferred stock issue rated "C" is a nonpaying issue.
   D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.
   NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
   A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S & P by the issuer or obtained by S & P from other sources it considers reliable. S & P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE-a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT
   AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protected elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
   AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
   A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
   BAA: Bonds which are rated Baa are considered a medium-grade obligation, (i.e., they are neither highly protected nor poorly secured.) Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
   BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
   CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
   CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1,2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for the reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:
1. An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody's publications.
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT
   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:
   ISSUERS RATED PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: -Leading market positions in well-established industries.
-High rates of return on funds employed.
-Conservative capitalization structure with moderate reliance on debt and ample asset protection. -Broad margins is earnings coverage of fixed financial charges and high internal cash generation. -Well-established access to a range of financial markets and assured sources of alternate liquidity.
   ISSUERS RATED PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
   ISSUERS RATED PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
   Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK
   Preferred stock rating symbols and their definitions are as follows:
   AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
   AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.
   A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.
   BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
   BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
   B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
   CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
   CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.
   C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
   Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
   The Sub-Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.
   Many securities in which the Fund invests are traded principally in the over-the-counter market. Over-the-counter securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price a fixed amount of compensation for the financial advisers, underwriters and dealers. The Fund also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Day to day management of the portfolios of each Fund is the responsibility of a team of officers of the Sub-Adviser.
   The Sub-Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Sub-Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Sub-Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Sub-Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Sub-Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Sub-Adviser. Since statistical and other research information is only supplementary to the research efforts of the Sub-Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Sub-Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its advisory accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Sub-Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considers on quality of execution and comparable commission rates, the Sub-Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.
   The Sub-Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

   During the calendar years ended December 31, 2001 and 2000, the portfolio turnover rate was 64.6% and 44.8%, respectively.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2001, the Fund owned common stock of Lehman Brothers with a market value of $1,867,014. Lehman Brothers is considered a regular broker for the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc. ("Alticor"), formerly known as Amway Corporation, indirectly, as of January 16, 2002, owned 15,879,753 shares, or 98.91%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor since they own, together with their spouses, substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the fund and by causing the Fund to incur brokerage charges in connection with the redemption of Alticor's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met once during 2001. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:

                                                        Term of                                         Number of        Other
                                                        --------                                        ----------       -----
Name and Address         Age       Office Held        Office/Length  Principal Occupation Last Five   Portfolios in    Directorships
----------------         ---       -----------        -------------  -------------------------------  --------------   -------------
                                                     of Time Served             Years                  Fund Complex      Held By
                                                     --------------             -----                  ------------      -------
                                                                                                       Overseen by       Director
                                                                                                       -----------       --------
                                                                                                         Director
                                                                                                         --------
Allan D. Engel*          50   Trustee, Vice           Perpetual/21   Vice  President, Real Estate           5             None
2905 Lucerne SE,              President, Secretary                   Operations and Secretary
Suite 200                     and Assistant                          -Activa Holdings Corp.
Grand Rapids, Michigan        Treasurer of the                       Formerly, Sr. Manager,
49546                         Fund; President, and                   Investments and Real Estate,
                              Secretary of the                       Amway Corporation. Director,
                              Investment Adviser.                    President and Secretary of
                                                                     Amway Management Company
                                                                     (1981-1999). Trustee, Vice
                                                                     President and Secretary, Amway
                                                                     Mutual Fund (1981- 1999).

James J. Rosloniec*      57   Trustee, President      Perpetual/21   President & Chief Operating            5             None
2905 Lucerne SE               and Treasurer of the                   Officer, JVA Enterprises,
Suite 200                     Fund.                                  LLC. President, Chief
Grand Rapids, Michigan                                               Executive Officer and
49546                                                                Director, Activa Holdings
                                                                     Corp. Formerly, Vice
                                                                     President-Audit and Control,
                                                                     Amway Corporation (1991-2000).
                                                                     Director, Vice President and
                                                                     Treasurer of Amway Management
                                                                     Company (1984-1999). Trustee,
                                                                     President and Treasurer, Amway
                                                                     Mutual Fund, (1981-1999).

                                                        Term of                                         Number of        Other
                                                        --------                                        ----------       -----
Name and Address         Age       Office Held        Office/Length  Principal Occupation Last Five   Portfolios in    Directorships
----------------         ---       -----------        -------------  -------------------------------  --------------   -------------
                                                     of Time Served             Years                  Fund Complex      Held By
                                                     --------------             -----                  ------------      -------
                                                                                                       Overseen by       Director
                                                                                                       -----------       --------
                                                                                                         Director
                                                                                                         --------

Joseph E. Victor, Jr.      54    Advisory Trustee of    Perpetual/1    President and Chief Executive          5            None
2905 Lucerne SE,                 the Fund                              Officer, Marker Net, Inc.
Suite 200                                                              (Crown Independent Business
Grand Rapids, Michigan                                                 Owner affiliated with Quixtar,
49546                                                                  Inc.

Donald H. Johnson          71    Trustee of the Fund    Perpetual/9    Retired, Former Vice                   5            None
2905 Lucerne SE,                                                       President-Treasurer, SPX
Suite 200                                                              Corporation.
Grand Rapids, Michigan
49546

Walter T. Jones            60    Trustee of the Fund    Perpetual/10   Retired, Former Senior Vice            5            None
936 Sycamore Ave.                                                      President-Chief Financial
Holland, Michigan                                                      Officer, Prince Corporation
49424

Richard E. Wayman          67    Trustee of the Fund    Perpetual/4    Retired, Former Finance                5            None
24578 Rutherford                                                       Director, Amway Corporation.
Ramona, California
92065

*Messrs. Engel and Rosloniec are interested persons of the Fund inasmuch as they are officers of the Fund. In addition, Mr. Engel is an officer of the Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of Activa Holdings Corp., and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

                                      Dollar Range of
                                      ---------------
                                     Equity Securities
                                     -----------------
                                        In the Fund
                                        -----------
     Names of Trustees               January 31, 2002
     -----------------               ----------------
Allan D. Engel
Trustee                              $10,001 - $50,000
James J. Rosloniec
Trustee                              $50,001 - $100,000
Donald H. Johnson
Trustee                              $10,001 - $50,000
Walter T. Jones
Trustee                              $50,001 - $100,000
Richard E. Wayman
Trustee                              $10,001 - $50,000

                                               Pension or
                                               ----------
      Name of Person,           Trustee        Retirement        Estimated Annual    Total Compensation
      ---------------           --------       ----------        -----------------   ------------------
         Position             Compensation Benefits Accrued as       Benefits         Paid to Trustees
         --------             ------------ -------------------       --------         ----------------
                                              Part of Fund       Upon Retirement
                                              ------------       ---------------
                                                Expenses
                                                --------
Allan D. Engel                  $8,000             -0-                  -0-                $8,000
Trustee
James J. Rosloniec              $8,000             -0-                  -0-                $8,000
Trustee
Joseph E. Victor, Jr.           $1,500             -0-                  -0-                $1,500
Advisory Trustee
Donald H. Johnson               $8,000             -0-                  -0-                $8,000
Trustee
Walter T. Jones                 $8,000             -0-                  -0-                $8,000
Trustee
Richard E. Wayman               $8,000             -0-                  -0-                $8,000
Trustee

   The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2001, amounted to $41,500. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's deriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on June 11, 1999. The Agreement provides that the Fund will pay the Investment Adviser a fee, payable quarterly, at the annual rate of .40 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets; .32 of 1% on the excess. The fees paid by the Fund for investment adivsory services during the yearS ended December 31, 2001, 2000 and 1999 were $547,891, $550,169 and $188,433, respectively.
   Effective March 1, 2000, the Sub-Advisory Agreement between the Investment Adviser and the Fund's prior Sub-Adviser was amended to reduce the sub-advisory fee on assets in excess of $150,000,000. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount under the amended Sub-Advisory Agreement, plus 0.20% of average net assets.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Jay Van Andel and Richard M. DeVos are also controlling persons of Alticor Inc. which, as of January 16, 2002, owned 15,879,753 shares, or 98.91%, of the outstanding shares of the Fund. See "Principal Shareholders."

SUB-ADVISER
--------------------------------------------------------------------------------
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and McDonnell Investment Management, LLC, 1515 West 22nd Street, 11th Floor, Oak Brook, Illinois 60523 ("Sub-Adviser"). Dennis J. McDonnell May be deemed to control the sub-adviser because he owns more than 25% of the interests of McDonnell and serves as Manager of the sub-adviser. Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Directors of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of .20 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets; .12% of 1% on the next $100,000,000 of assets in excess of $50,000,000; and .04 of 1% on assets in excess of $150,000,000. Fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2001, 2000 and 1999 were $224,809, $224,338 and $79,141, respectively.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
   At a meeting held on February 7, 2002, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2003. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.
   In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees took into account (i) sales and redemption data for the Fund, (ii) the Fund's average net assets, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, (iv) the investment outlook of the Fund's Adviser and Sub-Adviser, and (v) notable changes in the Fund's investments. The Board also considered information regarding the Fund's investment performance, management fees, and expense ratios, as well as similar information for other mutual funds. The Board of Trustees also considered the possibility of other benefits that might accrue to the Adviser, the Sub-Adviser and their affiliated companies, by virtue of their relationship with the Fund.
   In considering the Investment Advisory Contract, the Board of Trustees also took into account (i) the Adviser's financial conditional, (ii) arrangements with respect to the distribution of the Fund's shares, (iii) relationships with the Fund's transfer agent and dividend distribution agent, (iv) resources devoted to and the record of compliance with the Fund's Investment policies and restrictions, (v) the quality and scope of the services provided to the Fund's Shareholders, and (vi) the nature and extent of the Adviser's supervision of other service providers, including the Fund's Sub-Adviser.

   In evaluating the Sub-Advisory Agreement, the Board of Trustees considered additional information regarding the Sub-Adviser, including (i) its financial condition, and (ii) the size, education and experience of its staff.
   In considering the foregoing factors the Board of Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. On the basis of its consideration of the factors that it deemed to be material, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Contract and the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable. The Board of Trustees also concluded that the Adviser and Sub-Adviser had provided satisfactory services to the Fund, and that the Adviser and Sub-Adviser could be expected to continue to provide satisfactory services in the future.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
   During 2001 the Fund paid $242,432 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($22,458), compensation to sales and marketing personnel ($63,866), and general and administrative services ($203,391). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.
   Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   The Adviser acts as the exclusive agent for sales of shares of the Fund pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and Activa Asset Management LLC ("Activa"), Activa provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, Activa pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of Activa. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2001, 2000 and 1999, total payments were $242,432, $243,239 and $82,010, respectively.

   The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

BY MAIL:
--------
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
---------
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.
SPECIAL CIRCUMSTANCES:
----------------------
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The above described Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2001 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

                                                        ========================
                                                             Activa
                                                             Intermediate
ACTIVA INTERMEDIATE BOND FUND                                Bond
(a Series of Activa Mutual Fund Trust)                       Fund
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670

                                                               Statement of
                                                          Additional Information





                                                              April 28, 2002





                                                         ACTIVA MUTUAL FUND LOGO

                                                        ========================

Printed in U.S.A.

ACTIVA VALUE FUND                                       ACTIVA MUTUAL FUND LOGO
a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670                                                                CLASS A
                                                                      STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
Organization of the Fund
Objectives, Policies, and                               This  Statement of Additional  Information  is not a
  Restrictions on the Fund's                            prospectus.  Therefore,  it  should  be read only in
  Investments                                           conjunction  with the Class A Prospectus,  which can
Additional Risks & Information                          be   requested   from   the  Fund  by   writing   or
   Concerning Certain Investment                        telephoning  as  indicated   above.   The  financial
    Techniques                                          statements  and  performance  data  for the Fund are
Portfolio Transactions &                                contained  in  the  Fund's  2001  Annual  Report  to
   Brokerage Allocation                                 Shareholders.   This   information  is  incorporated
Principal Shareholders                                  herein  by  reference.  The  Annual  Report  may  be
Officers and Trustees of the Fund                       obtained  by  writing  or  calling  the  Fund.  This
Investment Adviser                                      Statement of Additional  Information  relates to the
Sub-Adviser                                             Class A  Prospectus  for the Fund  dated  April  28,
Plan of Distribution and Principal                      2002.
  Underwriter
Administrative Agreement                                Class  A  is  offered  to  members  of  the  general
Transfer Agent                                          public.  The Fund also offers Class R shares,  which
Custodian                                               are  available  only to  tax-exempt  retirement  and
Auditors                                                benefits  plans of Alticor Inc. and its  affiliates.
Pricing of Fund Shares                                  Information  about Class R is contained in the Class
Purchase of Shares                                      R   prospectus  dated  April  28,  2002,   which  is
How Shares are Redeemed                                 available upon request.
Exchange Privilege
Additional Account Policies
Internet Address
Federal Income Tax
Investment Performance
   Information
Reports to Shareholders                                       The date of this Statement of Additional
   and Annual Audit                                                 Information is April 28, 2002



Printed in U.S.A.


                               ACTIVA MUTUAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998. The Fund is the successor of Amway Mutual Fund, Inc., which was organized as a Delaware corporation on February 13, 1970.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series.
   Shares of beneficial interest of Class A are offered to members of the general public. When issued, shares of Class A will be fully paid and non-assessable. The Board of Trustees of the Fund has authorized Class R, which is offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that Class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class. Examples of Class Expenses include: (1) Rule 12b-1fees, (2) transfer agent and shareholder services fees attributable to a specified Class, (3) stationary, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a Class, (4) Blue Sky registration fees incurred by a Class, (5) SEC registration fees incurred by a Class, (6) trustees' fees or expenses incurred as a result of issues relating to one Class, (8) accounting fees relating solely to one Class, (9) litigation expenses and legal fees and expenses relating to a particular Class, and (10) expenses incurred in connection with shareholders meetings as a result of issues relating to one Class. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is capital appreciation. The Fund will attempt to meet its objectives by investing primarily in stocks and convertible securities that the Fund believes have long term growth potential. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
     The Fund:
     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
     3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
     4. May not borrow money, except to the extent permitted by applicable law;
     5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
          (b) invest in securities or other instruments issued by issuers that invest in real estate;
     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
   DERIVATIVES.
   The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by Wellington Management Co., LLP (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
   Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.
   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.
   FUTURE CONTRACTS.
   Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
   The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.
   Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.
   In transactions establishing a long position in a futures contract, liquid assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, liquid assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

   OPTION
   The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.
   Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
   The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
   The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
   Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
   A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying liquid assets having a value equal to the aggregate face value of the option position taken.
   OPTIONS ON FUTURES CONTRACTS
   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
   LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY
   The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.
   As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

   Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
   Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.
   SHORT SALES AGAINST THE BOX
   The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.
   SWAP ARRANGEMENTS
   The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.
   The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
   Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

   These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
   REPURCHASE AGREEMENTS.
   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.
   REVERSE REPURCHASE AGREEMENTS.
   The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.
   When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.
   WHEN-ISSUED SECURITIES.
   The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

   RESTRICTED SECURITIES.
   It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.
   Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.
   FOREIGN INVESTMENTS.
   The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or similar instruments. Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.
   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.
   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.
   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.
   These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.

   CURRENCY TRANSACTIONS.
   The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.
   SECURITIES LENDING.
   The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.
   The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.
   SHORT-TERM TRADING.
   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.
   TEMPORARY AND DEFENSIVE INVESTMENTS.
   The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

   INDUSTRY CLASSIFICATIONS.
   For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify by industry in accordance with classification set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents.
   OTHER INVESTMENT COMPANIES
   The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.
   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS
   The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.
       U.S.  Government and Related Securities. U.S. Government securities are
       ---------------------------------------
securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:
     o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;
     o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and
     o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.
   U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.
   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.
   The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.
   BANK MONEY INVESTMENTS
   Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.
   U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.
   SHORT-TERM CORPORATE DEBT INSTRUMENTS
   Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.
   ZERO AND STEP COUPON SECURITIES
   Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

   COMMERCIAL PAPER RATINGS
   Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.
   Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)
   The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.
   In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
   It is the policy of the Fund when purchasing and selling portfolio securities to obtain the highest possible price on sales and the lowest possible price on purchases of securities, consistent with the best execution of portfolio transactions. Activa Asset Management, LLC, the ("Investment Adviser"), or the Sub-Advisers will select the brokers and resulting allocation of brokerage commission; but, the Investment Adviser's practice is subject to review by the Board of Trustees of the Fund, which has the primary responsibility in this regard, and must be consistent with the policies stated above.
   The Investment Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, research information, statistical, and other services provided to the Fund, Adviser, and the Sub-Adviser. Any research benefits derived by the Sub-Adviser are available to all clients of the Sub-Adviser. Since research information, statistical and other services are only supplementary to the research efforts of the Sub-Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce expenses.
   Also, subject to the policy of seeking best price and execution of orders, certain Fund expenses may be paid through the use of directed brokerage commissions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.
   During the years ended December 31, 2001, 2000, and 1999, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $314,945, $388,102, and $730,824, respectively. Transactions in the amount of $26,507,609, involving commissions of approximately $14,675, were directed to brokers because of research services provided during 2001. During the calendar year ended December 31, 2001 the portfolio turnover rate was 91.5% which was a decrease over the previous year's rate of 113.9%.

   The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2001, the Fund owned common stock of J.P. Morgan with a market value of $1,548,510 and common stock ofMerrill Lynch with a market value of $3,617,128. Both J.P. Morgan and Merrill Lynch are considered regular brokers for the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc., formerly known as Amway Corporation indirectly, as of January 16, 2002, owned 808,550 shares, or 3.89%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor since they own, together with their spouses, substantially all of its outstanding securities. Alticor Inc. is a Michigan manufacturer and direct selling distributor of home care and personal care products. Jay Van Andel owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership, which owns, as of January 16, 2002, 9,751,062 shares, or 46.95%, of the outstanding shares of the Fund. No other person is known by the Fund to own of record or beneficially 5% or more of the Fund's shares.
   As noted above, Jay Van Andel together with his spouse beneficially owns more than 25% of the Fund's voting securities. Accordingly, he may be deemed to control the Fund.
   If any of the Fund's principal shareholders were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met once during 2001. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:

                                                        Term of                                         Number of        Other
                                                        --------                                        ----------       -----
Name and Address        Age        Office Held        Office/Length  Principal Occupation Last Five   Portfolios in    Directorships
----------------        ---        -----------        -------------  -------------------------------  --------------   -------------
                                                        of Time                   Years                Fund Complex      Held By
                                                        --------                  -----                -------------     -------
                                                         Served                                        Overseen by       Director
                                                         ------                                        -----------       --------
                                                                                                        Director
                                                                                                        --------
Allan D. Engel*         50    Trustee, Vice           Perpetual/21   Vice President, Real Estate           5            None
2905 Lucerne SE,              President, Secretary                   Operations and Secretary
Suite 200                     and Assistant                          -Activa Holdings Corp.
Grand Rapids, Michigan        Treasurer of the                       Formerly, Sr. Manager,
49546                         Fund; President, and                   Investments and Real Estate,
                              Secretary of the                       Amway Corporation. Director,
                              Investment Adviser.                    President and Secretary of
                                                                     Amway Management Company
                                                                     (1981-1999). Trustee, Vice
                                                                     President and Secretary, Amway
                                                                     Mutual Fund (1981- 1999).

                                                        Term of                                         Number of        Other
                                                        --------                                        ----------       -----
Name and Address        Age        Office Held        Office/Length  Principal Occupation Last Five   Portfolios in    Directorships
----------------        ---        -----------        -------------  -------------------------------  --------------   -------------
                                                        of Time                   Years                Fund Complex      Held By
                                                        --------                  -----                -------------     -------
                                                         Served                                        Overseen by       Director
                                                         ------                                        -----------       --------
                                                                                                        Director
                                                                                                        --------
James J. Rosloniec*     57    Trustee, President      Perpetual/21   President & Chief Operating           5            None
2905 Lucerne SE               and Treasurer of the                   Officer, JVA Enterprises,
Suite 200                     Fund.                                  LLC.  President, Chief
Grand Rapids, Michigan                                               Executive Officer and
49546                                                                Director, Activa Holdings
                                                                     Corp. Formerly, Vice
                                                                     President-Audit and Control,
                                                                     Amway Corporation (1991-2000).
                                                                     Director, Vice President and
                                                                     Treasurer of Amway Management
                                                                     Company (1984-1999). Trustee,
                                                                     President and Treasurer, Amway
                                                                     Mutual Fund, (1981-1999).

Joseph E. Victor, Jr.   54    Advisory Trustee of     Perpetual/1    President & Chief Executive           5            None
2905 Lucerne SE               the Fund                               Officer, Marker Net, Inc.
Suite 200                                                            (Crown Independent Business
Grand Rapids, Michigan                                               Owner affiliated with Quixtar,
49546                                                                Inc.

Donald H. Johnson       71    Trustee of the Fund     Perpetual/9    Retired, Former Vice                  5            None
2905 Lucerne SE                                                      President-Treasurer, SPX
Suite 200                                                            Corporation.
Grand Rapids, Michigan
49546

Walter T. Jones         60    Trustee of the Fund     Perpetual/10   Retired, Former Senior Vice           5            None
936 Sycamore Ave.                                                    President-Chief Financial
Holland, Michigan                                                    Officer, Prince Corporation
49424

Richard E. Wayman       67    Trustee of the Fund     Perpetual/4    Retired, Former Finance               5            None
24578 Rutherford                                                     Director, Amway Corporation.
Ramona, California
92065

*Messrs. Engel and Rosloniec are interested persons of the Fund inasmuch as they are officers of the Fund. In addition, Mr. Engel is an officer of the Investment
Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr.
Rosloniec is also an officer of Activa Holdings Corp. and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.


                                      Dollar Range of
                                     Equity Securities
                                        In the Fund
     Names of Trustees               January 31, 2002

Allan D. Engel
Trustee                              $10,001 - $50,000
James J. Rosloniec
Trustee                              $50,001 - $100,000
Donald H. Johnson
Trustee                              $10,001 - $50,000
Walter T. Jones
Trustee                              $50,001 - $100,000
Richard E. Wayman
Trustee                              $10,001 - $50,000

                                               Pension or
      Name of Person,           Trustee        Retirement        Estimated Annual    Total Compensation
      ---------------           --------       ----------        -----------------   ------------------
         Position             Compensation Benefits Accrued as       Benefits         Paid to Trustees
         --------             ------------ -------------------       --------         ----------------
                                              Part of Fund       Upon Retirement
                                              ------------       ---------------
                                                Expenses
                                                --------
Allan D. Engel                  $8,000             -0-                  -0-                $8,000
Trustee
James J. Rosloniec              $8,000             -0-                  -0-                $8,000
Trustee
Joseph E. Victor, Jr.           $1,500             -0-                  -0-                $1,500
Advisory Trustee
Donald H. Johnson               $8,000             -0-                  -0-                $8,000
Trustee
Walter T. Jones                 $8,000             -0-                  -0-                $8,000
Trustee
Richard E. Wayman               $8,000             -0-                  -0-                $8,000
Trustee

   The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2001, amounted to $41,500. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's deriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management, LLC (the "Investment Adviser or Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, the Investment Adviser is to receive compensation payable quarterly, at the annual rate of 0.65% of 1% on the first $100,000,000 of average daily net assets of the Fund, 0.60% on the next $50,000,000 in assets, and 0.55% on the next $50,000,000 in assets. When the Fund's assets reach $200,000,000 the rate shall be 0.60% on assets up to $200,000,000, and 0.55% on assets in excess of $200,000,000, so long as the Fund continued to have at least $200,000,000 in assets. The investment advisory fees paid by the Fund to the Investment Adviser during the years ended December 31, 2001, 2000 and 1999 were $753,154, $833,053 and $391,047, respectively.
   Effective December 30, 1999, Wellington Management Company, LLP became the Fund's new Sub-Adviser. The compensation schedule under the new Sub-Advisory Agreement, which is further described below, provides for a reduction in Sub-Advisory fees as the size of the Fund's assets increases. The new Sub-Advisory agreement, compared to the Fund's prior sub-advisory agreement, provides for lower sub-advisory fees so long as the Fund's assets exceed approximately $78,000,000. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount payable under the new Sub-Advisory Agreement, plus .20% of average net assets.
   Prior to September 1, 1999, Amway Management Company ("AMC") served as the Fund's investment adviser. Pursuant to an Advisory and Service Contract between the Fund and AMC, AMC provided certain administrative services to the Fund. The fees paid by the Fund to AMC pursuant to this contract during the year ended December 31, 1999, were $671,045.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Members of these families also indirectly own substantially all of the outstanding securities of AMC.

SUB-ADVISER
--------------------------------------------------------------------------------
   Effective December 30, 1999, a Sub-Advisory Agreement has been entered into between the Investment Adviser and Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.

   As compensation for its services as the Fund's new Sub-Adviser, Wellington Management will receive a fee from the Fund's Investment Adviser at the annual rate of 0.30% of the first $350 million of average daily net assets of the Fund, and 0.25% of the assets in excess of $350 million; the minimum annual fee shall be $350,000. The annual compensation formerly paid by the Investment Adviser to Ark Asset Management Co., Inc. was 0.35% of Fund assets in excess of $200 million; larger percentage fees (up to a maximum of 0.45%) were paid if the Fund's assets were less than $200 million. The fees paid by the Investment Adviser to the Sub-Adviser during the years ended December 31, 2001, 2000, and 1999 were $450,804, $500,845, and $806,398, respectively.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------
   At a meeting held on February 7, 2002, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2003. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.
   In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees took into account (i) sales and redemption data for the Fund, (ii) the Fund's average net assets, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, (iv) the investment outlook of the Fund's Adviser and Sub-Adviser, and (v) notable changes in the Fund's investments. The Board also considered information regarding the Fund's investment performance, management fees, and expense ratios, as well as similar information for other mutual funds. The Board of Trustees also considered the possibility of other benefits that might accrue to the Adviser, the Sub-Adviser and their affiliated companies, by virtue of their relationship with the Fund.
   In considering the Investment Advisory Contract, the Board of Trustees also took into account (i) the Adviser's financial conditional, (ii) arrangements with respect to the distribution of the Fund's shares, (iii) relationships with the Fund's transfer agent and dividend distribution agent, (iv) resources devoted to and the record of compliance with the Fund's Investment policies and restrictions, (v) the quality and scope of the services provided to the Fund's Shareholders, and (vi) the nature and extent of the Adviser's supervision of other service providers, including the Fund's Sub-Adviser.
   In evaluating the Sub-Advisory Agreement, the Board of Trustees considered additional information regarding the Sub-Adviser, including (i) its financial condition, and (ii) the size, education and experience of its staff.
   In considering the foregoing factors the Board of Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. On the basis of its consideration of the factors that it deemed to be material, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Contract and the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable. The Board of Trustees also concluded that the Adviser and Sub-Adviser had provided satisfactory services to the Fund, and that the Adviser and Sub-Adviser could be expected to continue to provide satisfactory services in the future.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, Activa provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Prior to September 1, 1999, AMC provided services pursuant to the Distribution Plan.
   During 2001the Fund paid $223,544 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($20,708), compensation to sales and marketing personnel ($58,890), and general and administrative services ($187,544). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.
   Amounts received by Activa pursuant to the Distribution Plan may be retained by Activa as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   Activa serves as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets beginning September 1, 1999. During the year ended December 31, 2001, 2000, and 1999, total payments were $225,948, $249,918 and $97,811.
   The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   Activa has provided administration to the Fund since September 1, 1999. Administrative services were previously provided to the Fund by AMC pursuant to the Advisory and Service Agreement between the Fund and AMC. See "Investment Adviser."
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made in your account at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

BY MAIL:
--------
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, retirement plans, individual retirement accounts and profit sharing plans.
BY PHONE:
---------
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.
SPECIAL CIRCUMSTANCES:
----------------------
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The above described Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.

   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once during each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2001Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

                                                        ========================
                                                             Activa
                                                             Value
ACTIVA VALUE FUND                                            Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670
                                                              Statement of
                                                          Additional Information





                                                              April 28, 2002






                                                         ACTIVA MUTUAL FUND LOGO




                                                        ========================

Printed in U.S.A.

ACTIVA GROWTH FUND                                       ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund
Trust) 2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670
                                                                      STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
Organization of the Fund
Objectives, Policies, and                                  This  Statement of Additional  Information is not
  Restrictions on the Fund's                            a prospectus.  Therefore,  it should be read only in
  Investments                                           conjunction  with  the  Prospectus,   which  can  be
Additional Risks and Information                        requested  from the Fund by writing  or  telephoning
   Concerning Certain Investment                        as indicated  above.  The financial  statements  and
   Techniques                                           performance  data for the Fund are  contained in the
Brokerage Allocation                                    Fund's  2001  Annual  Report to  Shareholders.  This
Principal Shareholders                                  information  is  incorporated  herein by  reference.
Officers and Trustees of the Fund                       The  Annual  Report  may be  obtained  by writing or
Investment Adviser                                      calling  the  Fund.  This  Statement  of  Additional
Sub-Adviser                                             Information  relates to the  Prospectus for the Fund
Plan of Distribution and Principal                      dated April 28, 2002
  Underwriter
Administrative Agreement
Transfer Agent
Custodian
Auditors
Pricing of Fund Shares
Purchase of Shares
How Shares are Redeemed
Exchange Privilege
Additional Account Policies
Internet Address
Federal Income Tax
Reports to Shareholders
   and Annual Audit

                                                              The date of this Statement of Additional
                                                                    Information is April 28, 2002

Printed in U.S.A.

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   When issued, shares of the Fund will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is long-term growth of capital. The Fund will attempt to meet its objectives by investing primarily in stocks that the Fund believes have long term growth potential. The Fund seeks to identify large capitalization stocks with sustainable above average earnings to growth.

FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
     The Fund:
     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
     3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
     4. May not borrow money, except to the extent permitted by applicable law;
     5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
          (b) invest in securities or other instruments issued by issuers that invest in real estate;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 15% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or short sales against the box; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of other open-end registered investment companies.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of long-term growth of capital, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where appropriate, in management's opinion. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
   DERIVATIVES.
   The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
   Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.

   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.
   FUTURE CONTRACTS.
   Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
   The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.
   Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.
   In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.
   OPTION
   The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

   Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
   The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
   The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
   Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
   A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
   OPTIONS ON FUTURES CONTRACTS
   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
   LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY
   The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.
   As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.
   Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
   Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

   SHORT SALES AGAINST THE BOX
   The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.
   SWAP ARRANGEMENTS
   The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.
   The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
   Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.
   These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

   REPURCHASE AGREEMENTS.
   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.
   REVERSE REPURCHASE AGREEMENTS.
   The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.
   When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.
   WHEN-ISSUED SECURITIES.
   The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.
   RESTRICTED SECURITIES.
   It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.
   Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

   FOREIGN INVESTMENTS.
   The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.
   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.
   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.
   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.
   These risks are usually higher in less-develop countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.
   CURRENCY TRANSACTIONS.
   The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

   SECURITIES LENDING.
   The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.
   The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.
   SHORT-TERM TRADING.
   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.
   TEMPORARY AND DEFENSIVE INVESTMENTS.
   The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.
   INDUSTRY CLASSIFICATIONS.
   In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes privates pools of nongovernment backed mortgages.

   Autos & Transportation           Consumer Discretionary             Financial Services
   ----------------------           ----------------------             ------------------
   Air Transport                    Advertising Agencies               Banks & Savings and Loans
   Auto parts                       Casino/Gambling                    Financial Data Processing
   Automobiles                         Hotel/Motel                         Services & Systems
   Miscellaneous                    Commercial Services                Insurance
         Transportation             Communications, Media &            Miscellaneous Financial
   Railroad Equipment                  Entertainment                   Real Estate Investment
   Railroads                        Consumer Electronics                    Trusts
   Recreational Vehicles &          Consumer Products                  Rental & Leasing Services:
        Boats                       Consumer Services                       Commercial
   Tires & Rubber                   Household Furnishings              Securities Brokerage &
   Truckers                         Leisure Time                            Services
                                    Photography
   Integrated Oils                  Printing & Publishing              Health Care
   ---------------                                                     -----------


   Oil: Integrated Domestic         Restaurants                        Drugs & Biotechnology
   Oil: Integrated International    Retail                             Health Care Facilities
                                    Shoes                              Health Care Services
                                    Textile Apparel                    Hospital Supply
                                       Manufacturers                        Service Miscellaneous
                                    Toys
Consumer Staples                    Financial Services                 Technology
----------------                    ------------------                 ----------
Beverages                           Banks & Savings and Loans          Communications Technology
Drug & Grocery Store                Financial Data Processing          Computer Software
      Chains                           Services & Systems              Computer Technology
Foods                               Insurance                          Electronics
Household Products                  Miscellaneous Financial            Electronics: Semi-
Tobacco                             Real Estate Investment                  Conductors/Components
                                       Trusts                          Miscellaneous Technology
Materials & Processing
----------------------
Agriculture                         Other Energy                       Utilities
                                    ------------                       ---------
Building & Construction             Gas Pipelines                      Miscellaneous Utilities
Chemicals                           Miscellaneous Energy               Utilities: Cable TV & Radio
Containers & Packaging              Offshore Drilling                  Utilities: Electrical
Diversified Manufacturing           Oil & Gas Producers                Utilities: Gas Distribution
Engineering & Contracting           Oil Well Equipment &               Utilities: Telecommunications
     Services                          Services                        Utilities: Water
Fertilizers
Forest Products                     Producer Durables
Gold & Precious Metals              Aerospace
Miscellaneous Materials &           Electrical Equipment &
     Processing                        Components
Non-Ferrous Metals                  Electronics: Industrial
Office Supplies                        Components
Paper & Forest Products             Industrial Products
Real Estate & Construction          Machine Tools
Steel                               Machinery
Textile Products                    Miscellaneous Equipment
                                    Miscellaneous Producer
Other                                  Durables
-----
Trust Certificates -                Office Furniture & Business
     Government Related                Equipment
Lending                             Pollution Control and
Asset-backed Mortgages                 Environmental Services
Asset-backed-Credit Card            Production Technology
     Receivables                       Equipment
Miscellaneous                       Telecommunications
     Multi-Sector Companies            Equipment

   OTHER INVESTMENT COMPANIES
   The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS
   The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.
       U.S.  Government and Related Securities.  U.S. Government securities are
       ---------------------------------------
securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:
     o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;
     o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and
     o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.
   U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.
   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.
   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.
   The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

   BANK MONEY INVESTMENTS
   Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.
   U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.
   SHORT-TERM CORPORATE DEBT INSTRUMENTS
   Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.
   ZERO AND STEP COUPON SECURITIES
   Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.
   COMMERCIAL PAPER RATINGS
   Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.

   Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)
   The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.
   In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
   The Sub-Adviser's policy is to seek for its clients, including the Fund, what in the Sub-Adviser's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Sub-Adviser may do business, and the Sub-Adviser may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Sub-Adviser makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Sub-Adviser evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Sub-Adviser may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.
   When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Sub-Adviser to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Sub-Adviser's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems and used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.

   In the case of the Fund and other registered investment companies advised by the Sub-Adviser or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies. This information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Sub-Adviser's advisory contracts between the investment companies and the Sub-Adviser. The Sub-Adviser considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.
   The Sub-Adviser regularly reviews and evaluates the services furnished by broker-dealers. The Sub-Adviser's investment management personnel conduct internal surveys and use other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.
   Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Sub-Adviser allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Sub-Adviser pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Sub-Adviser's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.
   The Sub-Adviser has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Sub-Adviser or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.
   It is not the Sub-Adviser's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Sub-Adviser is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Sub-Adviser relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934.
   In the case of the purchase of fixed income securities in underwriting transactions, the Sub-Adviser follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Sub-Adviser may make such allocations to broker-dealers which have provided the Sub-Adviser with research and brokerage services.
   In some instances, certain clients of the Sub-Adviser request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Sub-Adviser generally agrees to honor these requests to the extent practicable. Clients may request that the Sub-Adviser only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. Where the request is not so conditioned, the Sub-Adviser may be unable to negotiate commissions or obtain volume discounts or best execution. In cases where the Sub-Adviser is requested to use a particular broker-dealer, different commissions may be charged to clients making the requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed.
   When more than one client of the Sub-Adviser is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Sub-Adviser will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the relative sizes of the accounts, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time..

   In addition, when the Sub-Adviser is seeking to buy or sell the same security on behalf of more than one client at approximately the same time, the Sub-Adviser may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. Although sharing large transactions may sometimes affect price or volume of shares acquired or sold, the Sub-Adviser believes that grouping orders generally provide an advantage in execution. Where an aggregate order is executed in a series of transactions at various prices on a given day, each participating account's proportionate share of such order will reflect the average price paid or received with respect to the total order. The Sub-Adviser may decide not to group orders, however, based on such factors as the size of the account and the size of the trade. For example, the Sub-Adviser may not aggregate trades where it believes that it is in the best interest of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disporportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more of less favorable overall execution ( including transaction costs) relative to other clients.
   The Sub-Adviser has developed certain internal policies governing its short sale trading activities, including prior notification in certain circumstances to portfolio managers of accounts holding long positions in the same security. Generally, however, sales of long positions will take precedence over short sales, regardless of the order in which the trade orders are received.
   Subject to the policy of seeking best overall price and execution as stated above, sales of shares of investment companies under the Sub-Adviser's management may be considered by the Investment Manager in the selection of broker or dealer firms to execute portfolio transactions for investment companies under its management.
   During the years ended December 31, 2001, 2000 and 1999, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $92,246, $57,804 and $23,924, respectively. Transactions in the amount of $56,420,136, involving commissions of approximately $56,824, were directed to brokers because of research services provided during 2001 During the calendar year ended December 31, 2001 and 2000,the portfolio turnover rate was 190.2% and 111.9%, respectively. The portfolio turnover rate increased during 2001 as a result of increased market volatility.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2001 the Fund owned no such securities.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc., formerly known as Amway Corporation, indirectly, as of January 16, 2002, owned 2,447,390 shares, or 84.17% of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor since they own, together with their spouses, substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products. Nan Van Andel owns, as of January 16, 2002, 183,575 shares, or 6.54%, of the outstanding shares of the Fund. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of Alticor's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met once during 2001. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:

                                                           Term of                                       Number of        Other
                                                           --------                                      ----------       -----
Name and Address           Age        Office Held        Office/Length  Principal Occupation Last Five Portfolios in   Directorships
----------------           ---        -----------        -------------  ------------------------------ -------------  -------------
                                                           of Time                   Years              Fund Complex     Held By
                                                           --------                  -----              ------------     -------
                                                            Served                                      Overseen by      Director
                                                            ------                                      -----------      --------
                                                                                                          Director
                                                                                                          --------
Allan D. Engel*            50    Trustee, Vice           Perpetual/21   Vice  President, Real Estate          5            None
2905 Lucerne SE,                 President, Secretary                   Operations and Secretary
Suite 200                        and Assistant                          -Activa Holdings Corp.
Grand Rapids, Michigan           Treasurer of the                       Formerly, Sr. Manager,
49546                            Fund; President, and                   Investments and Real Estate,
                                 Secretary of the                       Amway Corporation. Director,
                                 Investment Adviser.                    President and Secretary of
                                                                        Amway  Management Company
                                                                        (1981-1999). Trustee, Vice
                                                                        President and Secretary, Amway
                                                                        Mutual Fund (1981- 1999).

James J. Rosloniec*        57    Trustee, President      Perpetual/21   President & Chief Operating           5            None
2905 Lucerne SE                  and Treasurer of the                   Officer, JVA Enterprises,
Suite 200                        Fund.                                  LLC. President, Chief
Grand Rapids, Michigan                                                  Executive Officer and
49546                                                                   Director, Activa Holdings
                                                                        Corp. Formerly, Vice
                                                                        President-Audit and Control,
                                                                        Amway Corporation (1991-2000).
                                                                        Director, Vice President and
                                                                        Treasurer of Amway Management
                                                                        Company (1984-1999). Trustee,
                                                                        President and Treasurer, Amway
                                                                        Mutual Fund, (1981-1999).

Joseph E. Victor, Jr.      54    Advisory Trustee of     Perpetual/1    President & Chief Executive           5            None
2905 Lucerne SE                  the Fund                               Officer, Marker Net, Inc.
Suite 200                                                               (Crown Independent Business
Grand Rapids, Michigan                                                  Owner affilated with Quixtar,
49546                                                                   Inc.

Donald H. Johnson          71    Trustee of the Fund     Perpetual/9    Retired, Former Vice                  5            None
2905 Lucerne SE                                                         President-Treasurer, SPX
Suite 200                                                               Corporation.
Grand Rapids, Michigan
49546

Walter T. Jones            60    Trustee of the Fund     Perpetual/10   Retired, Former Senior Vice           5            None
936 Sycamore Ave.                                                       President-Chief Financial
Holland, Michigan                                                       Officer, Prince Corporation
49424

Richard E. Wayman          67    Trustee of the Fund     Perpetual/4    Retired, Former Finance               5            None
24578 Rutherford                                                        Director, Amway Corporation.
Ramona, California
92065

*Messrs. Engel and Rosloniec are interested persons of the Fund inasmuch as they are officers of the Fund. In addition, Mr. Engel is an officer of the Investment
Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr.
Rosloniec is also an officer of Activa Holdings Corp. and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.


                                      Dollar Range of
                                      ---------------
                                     Equity Securities
                                     -----------------
                                        In the Fund
                                        -----------
     Names of Trustees               January 31, 2002
     -----------------               ----------------

Allan D. Engel
Trustee                              $10,001 - $50,000
James J. Rosloniec
Trustee                              $50,001 - $100,000
Donald H. Johnson
Trustee                              $10,001 - $50,000
Walter T. Jones
Trustee                              $50,001 - $100,000
Richard E. Wayman
Trustee                              $10,001 - $50,000

                                               Pension or
      Name of Person,           Trustee        Retirement        Estimated Annual    Total Compensation
      ---------------           --------       ----------        -----------------   ------------------
         Position             Compensation Benefits Accrued as       Benefits         Paid to Trustees
         --------             ------------ -------------------       --------         ----------------
                                               Part of Fund       Upon Retirement
                                               ------------       ---------------
                                                Expenses
                                                --------
Allan D. Engel                  $8,000             -0-                  -0-                $8,000
Trustee
James J. Rosloniec              $8,000             -0-                  -0-                $8,000
Trustee
Joseph E. Victor, Jr.           $1,500             -0-                  -0-                $1,500
Advisory Trustee
Donald H. Johnson               $8,000             -0-                  -0-                $8,000
Trustee
Walter T. Jones                 $8,000             -0-                  -0-                $8,000
Trustee
Richard E. Wayman               $8,000             -0-                  -0-                $8,000
Trustee

   All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Alticor Inc. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2001, amounted to $41,500. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's deriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, Activa is to receive compensation payable quarterly, at the annual rate of .70 of 1% of the average of the daily aggregate net asset value of the Fund on the first $25,000,000 of assets, .65% on the next $25,000,000, and .60% on assets in excess of $50,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The investment advisory fees paid by the Fund to the Investment Adviser during the year ended December 31, 2001, 2000 and 1999 were $161,559, $242,552 and $69,526, respectively.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Jay Van Andel and Richard M. DeVos are also controlling persons of Alticor Inc. which, as of January 16, 2002, owned 2,447,390 shares, or 87.17%, of the outstanding shares of the Fund. Nan Van Andel owned, as of January 16, 2002, 183,575 shares, or 6.54%, of the outstanding shares of the Fund. See "Principal Shareholders." SUB-ADVISER
--------------------------------------------------------------------------------
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111-2690 (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of .50% of the average of the daily aggregate net asset value of the Fund on the first $25,000,000 of assets, .45% on the next $25,000,000, and .40% on assets in excess of $50,000,000. The fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2001, 2000 and 1999 were $115,383, $171,381 and $49,430, respectively.
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
   At a meeting held on February 7, 2002, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2003. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.
   In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees took into account (i) sales and redemption data for the Fund, (ii) the Fund's average net assets, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, (iv) the investment outlook of the Fund's Adviser and Sub-Adviser, and (v) notable changes in the Fund's investments. The Board also considered information regarding the Fund's investment performance, management fees, and expense ratios, as well as similar information for other mutual funds. The Board of Trustees also considered the possibility of other benefits that might accrue to the Adviser, the Sub-Adviser and their affiliated companies, by virtue of their relationship with the Fund.

   In considering the Investment Advisory Contract, the Board of Trustees also took into account (i) the Adviser's financial conditional, (ii) arrangements with respect to the distribution of the Fund's shares, (iii) relationships with the Fund's transfer agent and dividend distribution agent, (iv) resources devoted to and the record of compliance with the Fund's Investment policies and restrictions, (v) the quality and scope of the services provided to the Fund's Shareholders, and (vi) the nature and extent of the Adviser's supervision of other service providers, including the Fund's Sub-Adviser.
   In evaluating the Sub-Advisory Agreement, the Board of Trustees considered additional information regarding the Sub-Adviser, including (i) its financial condition, and (ii) the size, education and experience of its staff.
   In considering the foregoing factors the Board of Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. On the basis of its consideration of the factors that it deemed to be material, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Contract and the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable. The Board of Trustees also concluded that the Adviser and Sub-Adviser had provided satisfactory services to the Fund, and that the Adviser and Sub-Adviser could be expected to continue to provide satisfactory services in the future.
PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
   During 2001the Fund paid $34,663 to the sub-adviser for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($3,211), compensation to sales and marketing personnel ($9,132), and general and administrative services ($29,081). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.
   Amounts received by Activa pursuant to the Distribution Plan may be retained by Activa as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   The Adviser serves as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.
ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2001, 2000 and 1999, total payments were $34,663, $53,090 and $15,073, respectively.

   The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.
TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.
CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.
AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.
PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.
PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.
BY MAIL:
--------
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.
BY PHONE:
---------
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, limited liability companies, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.
SPECIAL CIRCUMSTANCES:
----------------------
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws. REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2001Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

                                                        ========================
                                                             Activa
                                                             Growth
ACTIVA GROWTH FUND                                           Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670
                                                               Statement of
                                                          Additional Information





                                                              April 28, 2002







                                                         ACTIVA MUTUAL FUND LOGO



                                                        ========================

Printed in U.S.A.

ACTIVA INTERNATIONAL FUND                               ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670
                                                                      STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
Organization of the Fund
Objectives, Policies, and                                  This  Statement of Additional  Information is not
  Restrictions on the Fund's                            a prospectus.  Therefore,  it should be read only in
  Investments                                           conjunction  with  the  Prospectus,   which  can  be
Securities Descriptions &                               requested  from the Fund by writing  or  telephoning
  Techniques                                            as indicated  above.  The financial  statements  and
Risk Management & Return                                performance  data for the Fund are  contained in the
  Enhancement Strategies                                Fund's  2001  Annual  Report to  Shareholders.  This
Portfolio Transactions &                                information  is  incorporated  herein by  reference.
   Brokerage Allocation                                 The  Annual  Report  may be  obtained  by writing or
Principal Shareholders                                  calling  the  Fund.  This  Statement  of  Additional
Officers & Trustees of the Fund                         Information  relates to the  Prospectus for the Fund
Investment Adviser                                      dated April 28, 2002
Sub-Adviser
Plan of Distribution & Principal
  Underwriters
Administrative Agreement
Transfer Agent
Custodian
Auditors
Pricing of Fund Shares
Purchase of Shares
How Shares are Redeemed
Exchange Privilege
Additional Account Policies
Internet Address
Federal Income Tax
Reports to Shareholders
   and Annual Audit                                           The date of this Statement of Additional
                                                                   Information is April 28, 2002.



Printed in U.S.A.

                            ACTIVA INTERNATIONAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   When issued, shares of Class A will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is capital appreciation. The Fund will attempt to meet its objectives by investing primarily in common stocks and equity-related securities of non-U.S. companies. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.
FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

   The Fund:

   1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
   2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
   3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
   4. May not borrow money, except to the extent permitted by applicable law;

   5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

   6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
        (b) invest in securities or other instruments issued by issuers that invest in real estate;

   7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

   8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by their Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of capital appreciation, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

SECURITIES DESCRIPTIONS AND TECHNIQUES
--------------------------------------------------------------------------------
   The following discussion provides the various principal and non-principal investment policies and techniques employed by the Fund.
   EQUITY SECURITIES:
     COMMON STOCK is the most prevalent type of equity security. Common stockholders receive the residual value of the issuers earning and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.
     PREFERRED STOCKS have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

     WARRANTS give the Funds the option to buy the issuer's stock or other equity securities at a specified price. The Funds may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.
     CONVERTIBLE SECURITIES are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.
     Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
     The Fund treats convertible securities as equity securities for purposes of their investment policies and limitations, because of their unique characteristics.
   FIXED INCOME SECURITIES:
     CORPORATE DEBT SECURITIES are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt security. The credit risks of corporate debt securities vary widely among issuers.
     ZERO COUPON SECURITIES do not pay interest or principal until final maturity. Most debt securities provide periodic payments of interest (referred to as a "coupon payment"). In contrast, investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the price and the amount paid at maturity represents interest on the zero coupon security. This increases the market and credit risk of a zero coupon security, because an investor must wait until maturity before realizing any return on the investment.
     There are many forms of zero coupon securities. Some securities are originally issued at a discount and are referred to as "zero coupon" or "capital appreciation" bonds. Others are created by separating the right to receive coupon payments from the principal due at maturity, a process known as "coupon stripping." Treasury STRIPs, IOs, and POs are the most common forms of "stripped" zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as "pay-in-kind" or "PIK" securities.
     COMMERCIAL PAPER is an issuer's draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain liquidity in this fashion. The sort maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.
     BANK INSTRUMENTS are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars are issued by U.S. branches of foreign banks are referred to as Yankee instruments.
     DEMAND INSTRUMENTS are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year. Insurance contracts include guaranteed investment contracts, funding agreements and annuities.
     GOVERNMENT OBLIGATIONS include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurances can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     PARTICIPATION INTERESTS represent an undivided interest in or assignment of a loan made by an issuing financial institution. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligations in connection with the participation, a Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.
     In acquiring participation interests, the Sub-Adviser will conduct analysis and evaluation of the financial condition of each co-lender and participant to ensure that the participation interest meets a high quality standard and will continue to do so as long as it holds a participation. In conducting its analysis and evaluation, the Sub-Adviser will consider all relevant factors in determining the credit quality of the underlying or borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of an intermediary was deemed material to the decision to purchase the loan participation, the interest rate environment, and general economic conditions applicable to the borrower and the intermediary.
     VARIABLE AND FLOATING RATE INSTRUMENTS are generally not rated by credited rating agencies; however, the Sub-Adviser under guidelines established by the Trust's Board of Trustees will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. In making such determinations, the Sub-Adviser considers the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.
FOREIGN SECURITIES:
     Foreign securities are securities of issuers based outside the U.S. They are primarily denominate in foreign currencies and traded outside of the United States. In addition to the risks normally associated with equity and fixed income securities, foreign securities are subject to country risk and currency risks. Trading in certain foreign markets is also subject to liquidity risks.
     FOREIGN EXCHANGE CONTRACTS are used by a Fund to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars ("spot currency trades"). The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risk.
     FOREIGN GOVERNMENT SECURITIES generally consist of fixed income securities supported by national, state, or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.
     Foreign government securities also include fixed income securities of "quasi-governmental agencies" which are either issued by entities that are owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including guasi-governmental agencies.

     DEPOSITORY RECEIPTS are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs in registered form, are designed for use in U.S. securities markets. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. The Fund may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underling security may be denominated in a foreign currency, although the underlying security may be subject to foreign governmental taxes which would reduce the yield on such securities.
     EURODOLLAR CONVERTIBLE SECURITIES are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside the United States. The Fund may invest without limitation in Eurodollar convertible securities, subject to its investment policies and restrictions, that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies.
     EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from may countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES
--------------------------------------------------------------------------------
   The Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies include the use of foreign currency forward contracts, options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objectives and polices.
     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Sub-Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risk inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible liability of a Fund to purchase or sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate assets in connection with hedging transactions.
DERIVATIVES:
     INDEX AND CURRENCY-LINKED SECURITIES are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Fund may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     MORTGAGE-RELATED SECURITIES are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.
     U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-thoughts." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
     The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.
     Government-related grantors include the Federal National Mortgage Association ("FNMA") and the Federal Home loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insure or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.
     Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. In the even higher than anticipated prepayments of principal, a Fund may be subject to reinvestment in a market of lower interest rates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.
     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A domestic or foreign CMO in which a Fund may invest is a hybrid between mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.
     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

     SYNTHETIC CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by Standard and Poor's.
OPTIONS AND FUTURES:
     OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium", from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.
     The Fund may:
     o Buy call options on foreign currency in anticipation of an increase in the value of the underlying asset.
     o Buy put options on foreign currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset.
     o Write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.
     STOCK INDEX OPTIONS. The Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. The Fund may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.
     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.
     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Fund purchases put or call options only with respect to an index which the Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.
     FOREIGN CURRENCY OPTIONS. The Fund may buy or sell put and call options on foreign currencies. A put or call option on foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Fund uses foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price of an in-the-money strike prices. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

     As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
     FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
     FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as "forward contracts". Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts.
     The Fund may buy and sell interest rate or financial futures, futures on indices, foreign currency exchange contracts, forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts.
     INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. The Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures markets, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.
     The sale of an interest rate or financial future sale by a Fund obligates the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund obligates the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.
     Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. A Fund closes out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund receives the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, a Fund closes out a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.
     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase options on the futures contracts it can purchase or sell, as describe above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell
(put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

     Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the contract will note be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).
     RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the options or futures contract and movements in the price of the securities which are the subject of the hedge. The price of the contract may move more or less than the price of the securities being hedged. If the price of the contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the security being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the contract. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.
     When contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the contract that is not offset by a reduction in the price of securities purchased.
     Although the Fund intends to purchase or sell contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.
     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
     Successful use of futures by the Fund depends on the Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker. RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS
     Except as described below under "Non Hedging Strategic Transactions", the Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. The Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

     Upon the purchase of futures contracts, the Fund will deposit an amount of cash or liquid debt or equity securities, equal to the market value of the futures contracts, in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.
     These restrictions, which are derived from current federal and state regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and the Trustees of the Trust may change them if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Fund.
INTEREST RATE AND CURRENCY SWAPS:
     For hedging purposes, the Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in the exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.
     CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); and exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.
     SWAP OPTIONS. The Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.
     SECURITIES SWAPS. The Fund may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.
     INTEREST RATE SWAPS. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not in investment or a borrowing.
     RISKS ASSOCIATED WITH SWAPS. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactional only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

     The Fund usually enter into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If the Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account of the full amount accrued on a daily basis of the fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.
     The Fund will not enter into any of these transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of the purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P).
SPECIAL TRANSACTIONS
     TEMPORARY INVESTMENTS. The Fund may temporarily depart from its principal investment strategies in response to adverse market, economic, political or other conditions by investing their assets in cash, cash items, and short-term, higher quality debt securities. The Fund may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. A defensive posture taken by the Fund may result in the Fund failing to achieve its investment objective.
     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.
     "ROLL" TRANSACTIONS. The Fund may enter into "roll" transactions, which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitment agreements, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the even the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
     The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its custodian in which it will maintain liquid assets in an amount sufficient to meet is payment obligations with respect to these transactions. The Fund will not enter into roll transactions if, as a result, more than 15% of the fund's net assets would be segregated to cover such contracts.
NON-HEDGING STRATEGIC TRANSACTIONS
     The Fund's options, futures and swap transactions will generally be entered into for hedging purposes--to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, the Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. The Fund's net loss exposure resulting from transactions entered into for each purpose will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps".

     REPURCHASE AGREEMENTS are agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Pursuant to such agreements, the Fund acquires securities from financial institutions as are deemed to be creditworthy by the Sub-Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements may be considered to be loans under the Investment Company Act.
   The Fund's custodian is required to take possession of the securities subject to repurchase agreements. The Sub-Adviser or the custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of a security to a Fund and its agreement to repurchase the security (or, in the case of mortgage-backed securities, substantially similar but not identical securities) at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements with broker-dealers (no such collateral is required on such agreements with banks). Under the Investment Company Act, these agreements may be considered borrowings by the Funds, an are subject to the percentage limitations on borrowings describe below. The agreements are subject to the same types of risks as borrowings.
     WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.
     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Sub-Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 15% of the value of its net assets.
     When a Fund engages in when-issued, forward commitments and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.
     BORROWING. The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting form a borrowing remain fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund tends to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
     SHORT SALES. The Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange or other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

     In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).
     Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short increase in value, than would otherwise be the case if it had not engage in such short sale. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
     As a matter of policy, the Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.
     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund night be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees has determined that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing such securities.
     The Fund may invest in foreign securities that are restricted against transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Unless these securities are acquired directly from the issuer or its underwriter, the Fund treats foreign securities whose principal market is abroad as not subject to the investment limitation on securities subject to legal or contractual restrictions on resale.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
     Subject to policies established by the Trust's Board of Trustees, the Sub-Adviser executes the Fund's portfolio transactions and allocates the brokerage business. In executing such transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make the markets in such securities except in those circumstances where better prices and execution are available elsewhere. The Sub-Adviser negotiates commission rates with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The Board of Trustees of the Trust periodically reviews the commission rates and allocation of orders.
     The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Sub-Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect on investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser are not necessary reduced as a result to the receipt of such supplemental information, service and products. Such information, services and products may be useful to the Sub-Adviser in providing services to clients other than the Trust, and not all such information, services and products are used by the Sub-Adviser, in connection with the Fund. Similarly, such information, services and products provided to the Sub-Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund. The Sub-Adviser may pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the information, services and products described above, subject to review by the Trust's Board of Trustees from time to time as to the extent and continuation of this practice.
     Although the Sub-Adviser makes investment decisions for the Trust independently from those of its other accounts, investment of the kind made by the Fund may often also be made by such other accounts. When the Sub-Adviser buys and sells the same security at substantially the same time on behalf of the Fund and one or more other accounts managed by the Sub-Adviser, the Sub-Adviser allocates available investments by such means as, in its judgment, result in fair treatment. The Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.
     Securities trade in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.
     During the year ended December 31, 2001, 2000 and 1999, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $193,590, $303,505 and $124,096, respectively. Transactions in the amount of $2,269,470, involving commissions of approximately $4,780, were directed to brokers because of research services provided during 2001 During the calendar year ended December 31, 2001, and 2000 the portfolio turnover rate was 231.5% and 214.9%,respectively.
     The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.
     The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2001, the Fund owned common stock of Nomura Securities with a market value or $115,367. Nomura Securities is considered a regular broker for the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc. ("Alticor"), formerly known as Amway Corporation, indirectly, as of January 16, 2002, owned 2,738,545 shares, or 95.33%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor since they own, together with their spouses, substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the fund and by causing the Fund to incur brokerage charges in connection with the redemption of Alticor shares

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met once during 2001. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:

                                                        Term of                                         Number of        Other
                                                        --------                                        ----------       -----
Name and Address        Age        Office Held        Office/Length  Principal Occupation Last Five   Portfolios in    Directorships
----------------        ---        -----------        -------------  -------------------------------  --------------   -------------
                                                        of Time                   Years                Fund Complex     Held By
                                                        --------                  -----                -------------    -------
                                                         Served                                        Overseen by      Director
                                                         ------                                        -----------      --------
                                                                                                         Director
                                                                                                         --------
Allan D. Engel*         50    Trustee, Vice           Perpetual/21   Vice President, Real Estate             5            None
2905 Lucerne SE,              President, Secretary                   Operations and Secretary
Suite 200                     and Assistant                          -Activa Holdings Corp.
Grand Rapids, Michigan        Treasurer of the                       Formerly, Sr. Manager,
49546                         Fund; President, and                   Investments and Real Estate,
                              Secretary of the                       Amway Corporation. Director,
                              Investment Adviser.                    President and Secretary of
                                                                     Amway Management Company
                                                                     (1981-1999). Trustee, Vice
                                                                     President and Secretary, Amway
                                                                     Mutual Fund (1981-1999).

James J. Rosloniec*     57    Trustee, President      Perpetual/21   President & Chief Operating             5            None
2905 Lucerne SE               and Treasurer of the                   Officer, JVA Enterprises,
Suite 200                     Fund.                                  LLC. President, Chief
Grand Rapids, Michigan                                               Executive Officer and
49546                                                                Director, Activa Holdings
                                                                     Corp. Formerly, Vice
                                                                     President-Audit and Control,
                                                                     Amway Corporation (1991-2000).
                                                                     Director, Vice President and
                                                                     Treasurer of Amway Management
                                                                     Company (1984-1999). Trustee,
                                                                     President and Treasurer, Amway
                                                                     Mutual Fund, (1981-1999).

Joseph E. Victor, Jr.   54    Advisory Trustee of     Perpetual/1  President & Chief Executive               5            None
2905 Lucerne SE               the Fund                               Officer, Market Net, Inc.
Suite 200                                                            (Crown Independent Business
Grand Rapids, Michigan                                               Owner affilated with Quixtar,
49546                                                                Inc.)

                                                          Term of                                         Number of      Other
                                                          --------                                        ----------     -----
Name and Address           Age        Office Held       Office/Length  Principal Occupation Last Five   Portfolios in  Directorships
----------------           ---        -----------       -------------  -------------------------------  -------------- -------------
                                                          of Time                   Years                Fund Complex   Held By
                                                          -------                  -----                -------------  -------
                                                           Served                                        Overseen by    Director
                                                           ------                                        -----------    --------
                                                                                                          Director
                                                                                                          --------
Donald H. Johnson          71    Trustee of the Fund    Perpetual/9    Retired, Former Vice                    5          None
2905 Lucerne SE                                                        President-Treasurer, SPX
Suite 200                                                              Corporation.
Grand Rapids, Michigan
49546

Walter T. Jones            60    Trustee of the Fund    Perpetual/10   Retired, Former Senior Vice             5          None
936 Sycamore Ave.                                                      President-Chief Financial
Holland, Michigan                                                      Officer, Prince Corporation
49424

Richard E. Wayman          67    Trustee of the Fund    Perpetual/4    Retired, Former Finance                 5          None
24578 Rutherford                                                       Director, Amway Corporation.
Ramona, California
92065


*Messrs. Engel and Rosloniec are interested persons of the Fund inasmuch as they are officers of the Fund. In addition, Mr. Engel is an officer of the Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of Activa Holdings Corp. and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

                                      Dollar Range of
                                      ---------------
                                     Equity Securities
                                     -----------------
                                        In the Fund
                                        -----------
     Names of Trustees               January 31, 2002
     -----------------               ----------------
Allan D. Engel
Trustee                              $10,001 - $50,000
James J. Rosloniec
Trustee                             $50,001 - $100,000
Donald H. Johnson
Trustee                              $10,001 - $50,000
Walter T. Jones
Trustee                             $50,001 - $100,000
Richard E. Wayman
Trustee                              $10,001 - $50,000

                                               Pension or
      Name of Person,           Trustee        Retirement        Estimated Annual    Total Compensation
      ---------------           --------       ----------        -----------------   ------------------
         Position             Compensation  Benefits Accrued as       Benefits         Paid to Trustees
         --------             ------------  -------------------       --------         ----------------
                                              Part of Fund        Upon Retirement
                                              ------------        ---------------
                                               Expenses
                                               ---------
Allan D. Engel                  $8,000             -0-                  -0-                $8,000
Trustee
James J. Rosloniec              $8,000             -0-                  -0-                $8,000
Trustee
Joseph E. Victor, Jr.           $1,500             -0-                  -0-                $1,500
Advisory Trustee
Donald H. Johnson               $8,000             -0-                  -0-                $8,000
Trustee
Walter T. Jones                 $8,000             -0-                  -0-                $8,000
Trustee
Richard E. Wayman               $8,000             -0-                  -0-                $8,000
Trustee

   The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2001, amounted to $41,500. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's deriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Advisor will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

   The Investment Advisory Agreement between the Fund and Activa became effective on June 11, 1999. For providing services under this contract, Activa is to receive compensation payable quarterly, at the annual rate of .85 of 1% on the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets and .75% on the assets in excess of $50,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The investment advisory fees paid by the Fund to the Investment Adviser during the year ended December 31, 2001, 2000 and 1999 were $186,973, $309,837 and $92,574, respectively.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Jay Van Andel and Richard M. DeVos are also controlling persons of Alticor Inc. which, as of January 16, 2002, owned 2,738,545 shares, or 95.33%, of the outstanding shares of the Fund. See "Principal Shareholders."

SUB-ADVISER
--------------------------------------------------------------------------------
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and Nicholas-Applegate Capital Management, 600 West Broadway, 30th Floor, San Diego, California 92101 (Sub Adviser). Under the Sub-Advisory Agreement, the Adviser employes the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid quarterly, equal to the annual rates of .65 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets and .55% on the assets in excess of $50,000,000. The fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2001, 2000 and 1999 were $142,714, $235,896 and $70,092, respectively.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------
   At a meeting held on February 7, 2002, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2003. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.
   In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees took into account (i) sales and redemption data for the Fund, (ii) the Fund's average net assets, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, (iv) the investment outlook of the Fund's Adviser and Sub-Adviser, and (v) notable changes in the Fund's investments. The Board also considered information regarding the Fund's investment performance, management fees, and expense ratios, as well as similar information for other mutual funds. The Board of Trustees also considered the possibility of other benefits that might accrue to the Adviser, the Sub-Adviser and their affiliated companies, by virtue of their relationship with the Fund.
   In considering the Investment Advisory Contract, the Board of Trustees also took into account (i) the Adviser's financial conditional, (ii) arrangements with respect to the distribution of the Fund's shares, (iii) relationships with the Fund's transfer agent and dividend distribution agent, (iv) resources devoted to and the record of compliance with the Fund's Investment policies and restrictions, (v) the quality and scope of the services provided to the Fund's Shareholders, and (vi) the nature and extent of the Adviser's supervision of other service providers, including the Fund's Sub-Adviser.
   In evaluating the Sub-Advisory Agreement, the Board of Trustees considered additional information regarding the Sub-Adviser, including (i) its financial condition, and (ii) the size, education and experience of its staff.
   In considering the foregoing factors the Board of Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. On the basis of its consideration of the factors that it deemed to be material, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Contract and the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable. The Board of Trustees also concluded that the Adviser and Sub-Adviser had provided satisfactory services to the Fund, and that the Adviser and Sub-Adviser could be expected to continue to provide satisfactory services in the future.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
   During 2001 the Fund paid $32,995 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($3,056), compensation to sales and marketing personnel ($8,692) and general and administrative services ($27,682) The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.
   Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   The Adviser acts as the exclusive agent for sales of shares of the Fund pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2001, 2000 and 1999, total payments were $32,995, $54,678 and $16,337, respectively.
   The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
   The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.
BY MAIL:
--------
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
---------
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, limited liability company, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.
SPECIAL CIRCUMSTANCES:
----------------------
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2001 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

                                                        ========================
                                                             Activa
                                                             International
ACTIVA INTERNATIONAL FUND                                    Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670
                                                              Statement of
                                                         Additional Information





                                                             April 28, 2002





                                                        ACTIVA MUTUAL FUND LOGO





                                                        ========================

Printed in U.S.A.

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART B

    Information Required in a Statement of Additional Information for Class R

ACTIVA VALUE FUND                                       ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670                                                                CLASS R
                                                                      STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
Organization of the Fund
Objectives, Policies, and                                  This  Statement of Additional  Information is not
  Restrictions on the Fund's                            a prospectus.  Therefore,  it should be read only in
  Investments                                           conjunction  with the Class R Prospectus,  which can
Additional Risks & Information                          be   requested   from   the  Fund  by   writing   or
   Concerning Certain Investment                        telephoning  as  indicated   above.   The  financial
   Techniques                                           statements  and  performance  data  for the Fund are
Portfolio Transactions and                              contained  in  the  Fund's  2001  Annual  Report  to
  Brokerage Allocation                                  Shareholders.   This   information  is  incorporated
Principal Shareholders                                  herein  by  reference.  The  Annual  Report  may  be
Officers and Trustees of the Fund                       obtained  by  writing  or  calling  the  Fund.  This
Investment Adviser                                      Statement of Additional  Information  relates to the
Sub-Adviser                                             Class R  Prospectus  for  the  Fund dated  April 28,
Principal Underwriter                                   2002.
Administrative Agreement
Transfer Agent                                             Class R shares are  available  only to tax-exempt
Custodian                                               retirement  and  benefits  plans of Alticor Inc. and
Auditors                                                its  affiliates.   The  Fund  also  offers  Class  A
Pricing of Fund Shares                                  shares,  which  are  available  to  members  of  the
Purchase of Shares                                      general  public.   Information   about  Class  A  is
How Shares are Redeemed                                 contained  in  the Class A  prospectus  dated  April
                                                        28, 2002, which is available upon request.
Federal Income Tax                                                                           -
Investment Performance
   Information
Reports to Shareholders
   and Annual Audit

                                                        The date of this Statement of Additional Information
                                                                         is April 28, 2002.



Printed in U.S.A.


                               ACTIVA MUTUAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998. The Fund is the successor of Amway Mutual Fund, Inc., which was organized as a Delaware corporation on February 13, 1970.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series.
   Shares of beneficial interest of Class A are offered to members of the general public. When issued, shares of Class A will be fully paid and non-assessable. The Board of Trustees of the Fund has authorized Class R, which is offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that Class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class. Examples of Class Expenses include: (1) Rule 12b-1fees, (2) transfer agent and shareholder services fees attributable to a specified Class, (3) stationary, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a Class, (4) Blue Sky registration fees incurred by a Class, (5) SEC registration fees incurred by a Class, (6) trustees' fees or expenses incurred as a result of issues relating to one Class, (8) accounting fees relating solely to one Class, (9) litigation expenses and legal fees and expenses relating to a particular Class, and (10) expenses incurred in connection with shareholders meetings as a result of issues relating to one Class. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is capital appreciation. The Fund will attempt to meet its objectives by investing primarily in stocks and convertible securities that the Fund believes have long term gorwth potential. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries. Fundamental Investment Restrictions
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

   The Fund:
   1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

   2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.

   3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

   4. May not borrow money, except to the extent permitted by applicable law;

   5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

   6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
        (b) invest in securities or other instruments issued by issuers that invest in real estate;

   7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

   8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
   DERIVATIVES.
   The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by Ark Asset Management Company (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
   Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.
   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.
   FUTURE CONTRACTS.
   Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
   The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.
   Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.
   In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

   OPTIONS
   The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.
   Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
   The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
   The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
   Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
   A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
   OPTIONS ON FUTURES CONTRACTS
   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
   Limitations and Risks of Options and Futures Activity
   The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.
   As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.
   Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

   Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.
   SHORT SALES AGAINST THE BOX
   The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.
   SWAP ARRANGEMENTS
   The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.
   The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
   Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.
   These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

   REPURCHASE AGREEMENTS.
   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.
   REVERSE REPURCHASE AGREEMENTS.
   The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.
   When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.
   WHEN-ISSUED SECURITIES.
   The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.
   RESTRICTED SECURITIES.
   It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.
   Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

   FOREIGN INVESTMENTS.
   The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or similar instruments. Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.
   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.
   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.
   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.
   These risks are usually higher in less-develop countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.

   CURRENCY TRANSACTIONS.
   The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.
   SECURITIES LENDING.
   The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.
   The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.
   SHORT-TERM TRADING.
   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.
   TEMPORARY AND DEFENSIVE INVESTMENTS.
   The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

   INDUSTRY CLASSIFICATIONS.
   For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify by industry in accordance with classification set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents.
   OTHER INVESTMENT COMPANIES
   The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.
   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS
   The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.
       U.S.  Government and Related Securities. U.S. Government securities are
       ---------------------------------------
securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:
     o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;
     o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and
     o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.
   U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.
   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.
   The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.
   BANK MONEY INVESTMENTS
   Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.
   U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.
   SHORT-TERM CORPORATE DEBT INSTRUMENTS
   Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.
   ZERO AND STEP COUPON SECURITIES
   Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

   COMMERCIAL PAPER RATINGS
   Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.
   Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)
   The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.
   In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
   It is the policy of the Fund when purchasing and selling portfolio securities to obtain the highest possible price on sales and the lowest possible price on purchases of securities, consistent with the best execution of portfolio transactions. Activa Asset Management, LLC, the ("Investment Adviser"), or the Sub-Advisers will select the brokers and resulting allocation of brokerage commission; but, the Investment Adviser's practice is subject to review by the Board of Trustees of the Fund, which has the primary responsibility in this regard, and must be consistent with the policies stated above.
   The Investment Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, research information, statistical, and other services provided to the Fund, Adviser, and the Sub-Adviser. Any research benefits derived by the Sub-Adviser are available to all clients of the Sub-Adviser. Since research information, statistical and other services are only supplementary to the research efforts of the Sub-Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce expenses.
   Also, subject to the policy of seeking best price and execution of orders, certain Fund expenses may be paid through the use of directed brokerage commissions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.
   During the years ended December 31, 2001, 2000, and 1999, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $314,945, $303,505, and $730,824, respectively. Transactions in the amount of $26,507,609, involving commissions of approximately $14,675, were directed to brokers because of research services provided during 2001. During the calendar year ended December 31, 2001 the portfolio turnover rate was 91.5% which was an decrease over the previous year's rate of 113.9%.

   The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2001, the Fund owned common stock of J.P. Morgan with a market value of $1,548,510 and common stock of Merrill Lynch with a market value of $3,617,128. Both J.P. Morgan and Merrill Lynch are considered regular brokers for the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc. ("Alticor"), formerly known as Amway Corporation, indirectly, as of January 16, 2002, owned 808,550 shares, or 3.89%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor Inc. since they own, together with their spouses, substantially all of its outstanding securities. Alticor Inc. is a Michigan manufacturer and direct selling distributor of home care and personal care products. Jay Van Andel owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership, which owns, as of January 16, 2002, 9,751,062 shares, or 46.95%, of the outstanding shares of the Fund. No other person is known by the Fund to own of record or beneficially 5% or more of the Fund's shares.
   As noted above, Jay Van Andel together with his spouse beneficially owns more than 25% of the Fund's voting securities. Accordingly, he may be deemed to control the Fund.
   If any of the Fund's principal shareholders were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met once during 2001. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:

                                                        Term of                                         Number of        Other
                                                        --------                                        ----------       -----
Name and Address        Age        Office Held        Office/Length  Principal Occupation Last Five   Portfolios in    Directorships
----------------        ---        -----------        -------------  -------------------------------  --------------   -------------
                                                        of Time                   Years                Fund Complex     Held By
                                                        --------                  -----                -------------    -------
                                                         Served                                        Overseen by      Director
                                                         ------                                        -----------      --------
                                                                                                         Director
                                                                                                         --------
Allan D. Engel*         50    Trustee, Vice           Perpetual/21   Vice President, Real Estate            5            None
2905 Lucerne SE,              President, Secretary                   Operations and Secretary
Suite 200                     and Assistant                          -Activa Holdings Corp.
Grand Rapids, Michigan        Treasurer of the                       Formerly, Sr. Manager,
49546                         Fund; President, and                   Investments and Real Estate,
                              Secretary of the                       Amway Corporation. Director,
                              Investment Adviser.                    President and Secretary of
                                                                     Amway Management Company
                                                                     (1981-1999). Trustee, Vice
                                                                     President and Secretary, Amway
                                                                     Mutual Fund (1981- 1999).

                                                        Term of                                         Number of        Other
                                                        --------                                        ----------       -----
Name and Address           Age   Office Held        Office/Length  Principal Occupation Last Five   Portfolios in    Directorships
----------------           ---   -----------        -------------  -------------------------------  --------------   -------------
                                                        of Time                   Years                Fund Complex     Held By
                                                        --------                  -----                -------------    -------
                                                         Served                                        Overseen by      Director
                                                         ------                                        -----------      --------
                                                                                                         Director
                                                                                                         --------
James J. Rosloniec*        57    Trustee, President      Perpetual/21   President & Chief Operating         5            None
2905 Lucerne SE                  and Treasurer of the                   Officer, JVA Enterprises,
Suite 200                        Fund.                                  LLC.  President, Chief
Grand Rapids, Michigan                                                  Executive Officer and
49546                                                                   Director, Activa Holdings
                                                                        Corp.  Formerly, Vice
                                                                        President-Audit and Control,
                                                                        Amway Corporation (1991-2000).
                                                                        Director, Vice President and
                                                                        Treasurer of Amway Management
                                                                        Company (1984-1999). Trustee,
                                                                        President and Treasurer, Amway
                                                                        Mutual Fund, (1981-1999).

Joseph E. Victor, Jr.      54    Advisory Trustee of     Perpetual/1    President & Chief Executive          5            None
2905 Lucerne SE                   the Fund                               Officer, Marker Net, Inc.
Suite 200                                                                (Crown Independent Business
Grand Rapids, Michigan                                                   Owner affiliated with Quixtar,
49546                                                                    Inc.)

Donald H. Johnson          71    Trustee of the Fund     Perpetual/9    Retired, Former Vice                 5            None
2905 Lucerne SE                                                         President-Treasurer, SPX
Suite 200                                                               Corporation.
Grand Rapids, Michigan
49546

Walter T. Jones            60    Trustee of the Fund     Perpetual/10   Retired, Former Senior Vice          5            None
936 Sycamore Ave.                                                       President-Chief Financial
Holland, Michigan                                                       Officer, Prince Corporation
49424

Richard E. Wayman          67    Trustee of the Fund     Perpetual/4    Retired, Former Finance              5            None
24578 Rutherford                                                        Director, Amway Corporation.
Ramona, California
92065

*Messrs. Engel and Rosloniec are interested persons of the Fund inasmuch as they are officers of the Fund. In addition, Mr. Engel is an officer of the Investment
Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr.
Rosloniec is also an officer of Activa Holdings Corp. and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

                                      Dollar Range of
                                      ---------------
                                     Equity Securities
                                     -----------------
                                        In the Fund
                                        -----------
     Names of Trustees               January 31, 2002
     -----------------               ----------------
Allan D. Engel
Trustee                              $10,001 - $50,000
James J. Rosloniec
Trustee                              $50,001 - $100,000
Donald H. Johnson
Trustee                              $10,001 - $50,000
Walter T. Jones
Trustee                              $50,001 - $100,000
Richard E. Wayman
Trustee                              $10,001 - $50,000

                                                Pension or
      Name of Person,           Trustee         Retirement         Estimated Annual    Total Compensation
         Position             Compensation  Benefits Accrued as        Benefits         Paid to Trustees
                                               Part of Fund        Upon Retirement
                                                Expenses
Allan D. Engel                  $8,000             -0-                  -0-                $8,000
Trustee
James J. Rosloniec              $8,000             -0-                  -0-                $8,000
Trustee
Joseph E. Victor, Jr.           $1,500             -0-                  -0-                $1,500
Advisory Trustee
Donald H. Johnson               $8,000             -0-                  -0-                $8,000
Trustee
Walter T. Jones                 $8,000             -0-                  -0-                $8,000
Trustee
Richard E. Wayman               $8,000             -0-                  -0-                $8,000
Trustee

   The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2001, amounted to $41,500. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's deriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management, LLC (the "Investment Adviser or Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, the Investment Adviser is to receive compensation payable quarterly, at the annual rate of 0.65% of 1% on the first $100,000,000 of average daily net assets of the Fund, 0.60% on the next $50,000,000 in assets, and 0.55% on the next $50,000,000 in assets. When the Fund's assets reach $200,000,000 the rate shall be 0.60% on assets up to $200,000,000, and 0.55% on assets in excess of $200,000,000, so long as the Fund continued to have at least $200,000,000 in assets. The investment advisory fees paid by the Fund to the Investment Adviser during the years ended December 31, 2001, 2000 and 1999 were $753,154, $833,053 and $391,047, respectively.
   Effective December 30, 1999, Wellington Management Company, LLP became the Fund's new Sub-Adviser. The compensation schedule under the new Sub-Advisory Agreement, which is further described below, provides for a reduction in Sub-Advisory fees as the size of the Fund's assets increases. The new Sub-Advisory agreement, compared to the Fund's prior sub-advisory agreement, provides for lower sub-advisory fees so long as the Fund's assets exceed approximately $78,000,000. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount payable under the new Sub-Advisory Agreement, plus .20% of average net assets.
   Prior to September 1, 1999, Amway Management Company ("AMC") served as the Fund's investment adviser. Pursuant to an Advisory and Service Contract between the Fund and AMC, AMC provided certain administrative services to the Fund. The fees paid by the Fund to AMC pursuant to this contract during the year ended December 31, 1999, were $671,045.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Members of these families also indirectly own substantially all of the outstanding securities of AMC.

SUB-ADVISER
--------------------------------------------------------------------------------
   Effective December 30, 1999, a Sub-Advisory Agreement has been entered into between the Investment Adviser and Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for its services as the Fund's new Sub-Adviser, Wellington Management will receive a fee from the Fund's Investment Adviser at the annual rate of 0.30% of the first $350 million of average daily net assets of the Fund, and 0.25% of the assets in excess of $350 million; the minimum annual fee shall be $350,000. The annual compensation formerly paid by the Investment Adviser to Ark Asset Management Co., Inc. was 0.35% of Fund assets in excess of $200 million; larger percentage fees (up to a maximum of 0.45%) were paid if the Fund's assets were less than $200 million. The fees paid by the Investment Adviser to the Sub-Adviser during the years ended December 31, 2001, 2000, and 1999 were $450,804, $500,845, and $806,398, respectively.

APPROVAL OF INVESTMENT ADVISORY AGRREMENTS
--------------------------------------------------------------------------------
   At a meeting held on February 7, 2002, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2003. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.
   In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees took into account (i) sales and redemption data for the Fund, (ii) the Fund's average net assets, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, (iv) the investment outlook of the Fund's Adviser and Sub-Adviser, and (v) notable changes in the Fund's investments. The Board also considered information regarding the Fund's investment performance, management fees, and expense ratios, as well as similar information for other mutual funds. The Board of Trustees also considered the possibility of other benefits that might accrue to the Adviser, the Sub-Adviser and their affiliated companies, by virtue of their relationship with the Fund.

   In considering the Investment Advisory Contract, the Board of Trustees also took into account (i) the Adviser's financial conditional, (ii) arrangements with respect to the distribution of the Fund's shares, (iii) relationships with the Fund's transfer agent and dividend distribution agent, (iv) resources devoted to and the record of compliance with the Fund's Investment policies and restrictions, (v) the quality and scope of the services provided to the Fund's Shareholders, and (vi) the nature and extent of the Adviser's supervision of other service providers, including the Fund's Sub-Adviser.
   In evaluating the Sub-Advisory Agreement, the Board of Trustees considered additional information regarding the Sub-Adviser, including (i) its financial condition, and (ii) the size, education and experience of its staff.
   In considering the foregoing factors the Board of Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. On the basis of its consideration of the factors that it deemed to be material, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Contract and the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable. The Board of Trustees also concluded that the Adviser and Sub-Adviser had provided satisfactory services to the Fund, and that the Adviser and Sub-Adviser could be expected to continue to provide satisfactory services in the future.

PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   Activa serves as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan. The Distribution Plan does not apply to Class R.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and Activa, Activa provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, Activa pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of Activa. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2001, 2000 and 1999, total payments were $225,948, $249,918 and $97,811, respectively.
   The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Administrative Agreement became effective on September 1, 1999. Administrative services were previously provided to the Fund by AMC pursuant to the Advisory and Service Agreement between the Fund and AMC. See "Investment Adviser."
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent monthly, a fee of .20% of the average daily net assets of the Fund per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   Class R Shares are offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. There are no minimum investment requirements for shares of Class R. Participants in the tax-exempt retirement and benefits plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular procedures or requirements which may apply to Plan Participants.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.
   Participants in the tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular redemption procedures or requirements which may apply to Plan Participants.

INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund will make distributions of ordinary income and capital gains that will relieve the Fund of all federal income taxes.
   Shares of Class R will be held by the qualified retirement and benefit plans of Alticor Inc. and its affiliates ("the plans") for the benefit of plan participants. The plans do not pay federal income taxes. Plan participants should consult the plans' governing documents, and their own tax advisers, for information about the tax consequences associated with participating in the plans.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once during each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2001 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

                                                        ========================
                                                             Activa
                                                             Value
ACTIVA VALUE FUND                                            Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670
                                                                Class R
                                                              Statement of
                                                         Additional Information





                                                             April 28, 2002






                                                        ACTIVA MUTUAL FUND LOGO




                                                        ========================


Printed in U.S.A.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A


                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits

                (a)   Declaration of Trust

                           The Declaration of Trust for Amway Mutual Fund Trust,
                      renamed the Activa Mutual Fund Trust, (a Delaware Trust) is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-9 through C-34, as filed on June 17, 1999.

                (b)   By-Laws

                           The By-Laws of Amway Mutual Fund Trust, renamed the
                      Activa Mutual Fund Trust, (a Delaware trust), are incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 43, Part C, Pages C-83 through C-97, as filed on February 27, 1998.

                (c)   Instruments Defining Rights of Security Holders

                           Reference is made to the Declaration of Trust,
                      Exhibit 23(a), including, in particular, Article III (Units) and Article V (Unitholders Voting Powers and Meetings), and to the By-Laws, Exhibit 23(b), including, in particular, Article II (Meetings of Shareholders) and
                      Article V (Inspection of Records and Reports) which are incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-9 through C-34, and Pages C-25 through C-26, respectively, as filed on June 17, 1999 and to Post Effective Amendment No. 43, Part C, Pages C-83 through C-97, as filed on February 27, 1998.

                (d)   Investment Advisory Contract

                      (1) Advisory and Service Contract between Activa Mutual Fund Trust and Activa Asset Management, LLC

                           The Advisory and Service Contract between Activa Mutual Fund Trust and Activa Asset Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-5 through C-39, as filed on June 17, 1999.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits (Continued)

                      (2)  Sub-Advisory Agreements

                           (a) The Sub-Advisory Agreement between Activa Asset
                               Management, LLC and J.P. Morgan is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-9 through C-12, as filed on September 1, 1999.

                           (b) The Sub-Advisory Agreement between Activa Asset
                               Management LLC and Mc Donnell Investment
                               Management, LLC is included on pages C-11 through C-13.

                           (c) The Sub-Advisory Agreement between Activa Asset
                               Management LLC and Wellington Management Company, LLP is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 49, Part C, Pages C-10 through C-12, as filed on February 29, 2000.

                           (d) The Sub-Advisory Agreement between Activa Asset
                               Management LLC and State Street Research is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-21 through C-24, as filed on September 1, 1999.

                           (e) The Sub-Advisory Agreement between Activa Asset
                               Management LLC and Nicholas-Applegate is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-25 through C-28, as filed on September 1, 1999.

                      (e) Principal Underwriter Agreement between Activa Mutual Fund Trust and Activa Asset Management LLC

                              The Principal Underwriter Agreement between Activa
                           Mutual Fund Trust and Activa Asset Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-55 through C-60, as filed on June 17, 1999.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits (Continued)


                      (f)  Bonus or Profit Sharing Contracts

                              There are no bonus or profit sharing contracts
                           for the Board of Trustees.

                      (g)  Custodian Agreement

                              The Custody Agreement between Amway Mutual
                           Fund Trust, renamed the Activa Mutual Fund Trust, and Northern Trust Company is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 46, Part C, Pages C-14 through C-35, as filed on March 1, 1999 except for the First Amendment dated October 29, 1999 which is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 49, Part C, Pages C-13 through C-16, as filed on February 29, 2000.

                      (h)  Other Material Contracts

                           (1) Transfer Agent and Shareholder Services Agreement
                               between Activa Mutual Fund  Trust and Activa
                               Asset Management, LLC

                                  The Class A Transfer Agency and Dividend
                               Disbursing Agency Agreement between Activa
                               Mutual Fund Trust and Activa Asset
                               Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-61 through C-63 as filed on June 17, 1999, and the Class R Transfer Agent and Shareholder Services Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-29 through C-35, as filed on September 1, 1999.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits (Continued)


                           (2) Administrative Agreement between Activa
                               Mutual Fund Trust and Activa Asset
                               Management, LLC

                                  The Administrative Agreement between
                               Activa Mutual Fund Trust and Activa Asset
                               Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-36 through C-41, as filed on September 1, 1999.

                           (3) Portfolio Accounting and Research Information
                               System

                                  The Portfolio Accounting and Research
                               Information System Agreement between Activa
                               Asset Management LLC and Bisys Securities,
                               Inc. is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-42 through C-53, as filed on September 1, 1999.

                      (i)  Legal Opinion

                               Not Applicable.

                      (j)  Other Opinions

                               The Consent of Independent Certified Public
                           Accountants is included on Page C-14. There are no other opinions, appraisals or rulings, and related consents relied on in preparing the registration statement and required by Section 7 of the Securities Act.

                      (k)  Omitted Financial Statements

                               The Annual Report for Activa Mutual Fund
                           Trust is included on Pages C-15 through C-62.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits (Continued)


                      (l)  Initial Capital Agreements

                               There are no agreements or understandings
                           made in consideration for providing the initial capital between or among the Fund, the Underwriter, Adviser, Promoter or initial shareholders.

                      (m)  12b-1 Plan for Distribution

                               The 12b-1 Plan for Distribution between
                           Activa Mutual Fund Trust and Activa Asset
                           Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-55 through C-58, as filed on September 1, 1999.

                      (n)  Rule 18f-3

                               The Rule 18f-3 Plan of Amway Mutual Fund,
                           renamed Activa Mutual Fund Trust, is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 45, Part C, Pages C-16 through C-17, as filed on September 2, 1998.

                      (o)  Codes of Ethics

                           (1) The Code of Ethics for Activa Mutual Fund
                               Trust as required under Rule 17j of the
                               Investment Company Act of 1940, as amended, is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 50, Part C, pages C-54 through C-58, as filed on April 20, 2001.

                           (2) The Code of Ethics for the Investment
                               Adviser as required under Rule 17j of the Investment Company Act of 1940, as amended, is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 50, Part C, pages C-59 through C-63, as filed on April 20, 2001.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits (Continued)

                             (3) The Code of Ethics for the Sub-Advisers as required under Rule 17j of the Investment Company Act of 1940, as amended, for:

                                    (a) J.P. Morgan is incorporated by reference
                                        to the Registration Statement under the
                                        Securities Act of 1933, Post Effective
                                        Amendment No. 50, Part C, pages C-64
                                        through C-69, as filed on April 20,
                                        2001.

                                    (b) McDonnell Investment Management, LLC is
                                        included on Pages C-63 and C-77.

                                    (c) Wellington Management Company, LLP, is
                                        incorporated by reference to the
                                        Registration Statement under the
                                        Securities Act of 1933, Post Effective
                                        Amendment No. 50, Part C, pages C-90
                                        through C-99, as filed on April 20,
                                        2001.

                                    (d) State Street Research is incorporated by
                                        reference to the Registration Statement
                                        under the Securities Act of 1933, Post
                                        Effective Amendment No. 50, Part C,
                                        pages C-100 through C-110, as filed on
                                        April 20, 2001.

                                    (e) Nicholas-Applegate is included on C-77/1
                                        through C-77/50.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


                                              Location in Registration Statement


                                                           Part C
                                                           Page No.
                                                        -------------

ITEM 24.      Persons Controlled by
              or under Common Control                        C-8
              with the Fund

ITEM 25.      Indemnification                                C-8

ITEM 26.      Business and Other
              Connections of                                 C-9
              Investment Adviser

ITEM 27.      Principal Underwriter                          C-9

ITEM 28.      Location of Accounts
              and Records                                    C-10

ITEM 29.      Management Services                            C-10

ITEM 30.      Undertakings                                   C-10

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


ITEM 24.  Persons Controlled by or under Common Control with the Fund.

          Following is a table disclosing ownership as of January 16, 2002, by persons controlled or under common control for each series of Activa Mutual Fund Trust. Alticor Inc., formerly known as Amway Corporation, indirectly owns all of the outstanding shares of Amway Investment, Inc. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor Inc. since they own, together with their spouses, substantially all of its outstanding securities.

          Jay Van Andel owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership. The Jay and Betty Van Andel Foundation is controlled by Jay Van Andel. Accordingly, Jay Van Andel, together with his spouse, beneficially owns more than 25% of the Fund's voting securities and he may be deemed to control the Fund.

          Organizations controlled by the DeVos and Van Andel families that have transactions with the Funds include Activa Asset Management, LLC, the Fund's Adviser, Principal Underwriter, Administration Service Agent Agreement and Transfer Agent, and Amway Investment, Inc., which has an investment in the Funds as disclosed below.

                               Money Market         Intermediate
                                  Fund                  Bond                 Value              Growth              International
  Entity                  shs           %        shs           %        shs        %       shs          %         shs          %
Amway Investment Corp.    33,098,336    75.63    15,879,753    98.91      808,550   3.89    2,447,390    87.17     2,738,545   95.33
JVA Enterprise Limited
      Partnership                                                       9,751,062  46.95
Nan Van Andel                                                                                 183,575     6.54

ITEM 25. Indemnification

          Indemnification is covered in Section 9 of the Principal Underwriter Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC, which is filed as an exhibit hereto. Also, a Joint Directors and Officers Liability Insurance Policy for Activa Asset Management, LLC and Activa Mutual Fund Trust is provided by those entities. The Sixth Article of the Agreement and Declaration of Trust of Activa Mutual Fund Trust, which is filed as an exhibit hereto, provides for indemnification for any person to the extent permitted by law.

ITEM 26.  Business and Other Connections of Investment Adviser.

          Activa Asset Management, LLC acts as the investment adviser, principal underwriter, and transfer agent for Activa Mutual Fund Trust and as a servicing agent for the Cash Equivalent Fund.

          Business histories of each Director and Officer of the Investment Adviser of the Registrant are included on Pages C-78 through C-79.

          Business histories of the Sub-Advisers for the Registrant and of each of its Directors and Officers are included on Pages C-80 through C-101.


ITEM 27.  Principal Underwriter

         (a) The principal underwriter, Activa Asset Management, LLC, acts as such only for Activa Mutual Fund Trust. Listed below is the information required pertaining to the individual Directors and Officers of the principal underwriter. There is no other principal underwriter.

         (b)      Name and Principal                 Positions and Office               Position and Offices
                  Business Address                   With Underwriter                   With Registrant
                  ----------------                   ----------------                   ---------------
                  Allan D. Engel                     President and Secretary            Vice President,
                  2905 Lucerne SE, Suite 200                                            Secretary, Assistant
                  Grand Rapids MI 49546                                                 Treasurer and Trustee

                  Kathleen B. Vogelsang              Assistant Secretary                None
                  2905 Lucerne SE, Suite 200
                  Grand Rapids MI  49546

         (c)      Not Applicable.

ITEM 28.  Location of Accounts and Records

          With respect to each account, book, or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, all transfer agent and shareholder records are in the custody and control of Activa Asset Management, LLC, Grand Rapids, Michigan, pursuant to the Administrative Agreement. All portfolio securities held or in transfer are under the control of the Custodian, Northern Trust, Chicago, Illinois; all portfolio security records and brokerage records related thereto are in the custody and control of Activa Asset Management, LLC, Grand Rapids, Michigan, or the Sub-Advisers, pursuant to the Sub-Advisory Agreements; and all remaining records are in the custody and control of Activa Mutual Fund Trust, Grand Rapids, Michigan.

ITEM 29.  Management Services

          Activa Asset Management, LLC has entered into a contract with Bisys which provides access to a data processing recordkeeping system for stockholder accounting. The system provides and supports remote terminal access to the provider's facilities for the maintenance of stockholder records, processing of information and the generation of output with respect thereto. Pursuant to this agreement, Activa Asset Management, LLC has paid to Bisys, including equipment costs, telephone lines, and service fees for the three years ending, or since inception if less than three years, a total of $670,735.

ITEM 30.  Undertakings

          Not applicable.

                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                           ACTIVA ASSET MANAGEMENT LLC
                                       AND
                        MC DONNELL INVESTMENT MANAGEMENT


         AGREEMENT made as of the 31st day of October 2001 between ACTIVA ASSET MANAGEMENT LLC, a Michigan LLC having its principal place of business in Grand Rapids, Michigan (hereinafter called "AAM"), and MC DONNELL INVESTMENT MANAGEMENT. (hereinafter called "Sub-adviser"), having its principal place of business in Oakbrook Terrace, Illinois;
         WHEREAS, AAM is the investment adviser to Activa Intermediate Bond Fund (the "Fund") a series of Activa Mutual Fund Trust (the "Trust"), a Delaware business trust, an investment company registered under the Investment Company Act of 1940, as amended (hereinafter called "1940 Act"); and
         WHEREAS, AAM wishes to retain Sub-adviser to furnish the Fund with investment advice and Sub-adviser is willing to furnish such services to AAM.

                                   WITNESSETH:
         In consideration of the mutual covenants hereinafter contained, it is hereby agreed by the parties hereto as follows:
         1. AAM hereby employs Sub-adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject always to the direction of AAM, the Board of Trustees of the Trust (the "Trustees"), and to the provisions of the Fund's current Prospectus and Statement of Additional Information, copies of which have been provided to Sub-adviser. Sub-adviser shall provide administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the management of the Fund's portfolio of investments (excluding determination of net asset value and shareholder accounting services). Sub-adviser shall advise and assist AAM and the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Trustees, in regard to the foregoing matters and the supervision of the Fund's investment portfolio.
         Sub-adviser will, from time to time, discuss with AAM and the Fund economic and investment developments which may affect the Fund's portfolio and furnish such information as Sub-adviser may believe appropriate for this purpose. Sub-adviser will maintain such statistical and analytical information with respect to the Fund's portfolio securities as Sub-adviser may believe appropriate and shall make such material available for inspection by AAM as may be reasonable from time to time.
                  Except when otherwise specifically directed by the Trust or AAM, Sub-adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account. Sub-adviser agrees that upon request from time to time one of its representatives will attend as mutually agreed upon meetings of the Trustees or beneficial shareholders of the Trust in order to make reports on investment strategy and results. Sub-adviser accepts such employment and agrees at its own expense to render the services and to assume the obligations herein set forth for the compensation herein provided. Sub-adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent AAM, the Trust, or the Fund in any way or otherwise be deemed an agent of AAM or the Trust. Sub-adviser and its affiliates shall be free to render similar services or other services to others. Likewise, AAM shall be free to utilize other persons to perform similar or unrelated services.

         2. For the services to be rendered by Sub-adviser, as provided herein, AAM shall pay to Sub-adviser a fee, payable quarterly, at the annual rate of .20 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets and .12 on the assets in excess of $50,000,000. The Fund's assets shall be determined as of the close of each business day throughout the quarter. For the month and year in which the agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the agreement is in effect during the month and year, respectively.
         3. Sub-adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Trust or the Fund in connection with the matters to which this agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this agreement. Sub-adviser shall not be liable for any action undertaken at AAM's direction.
         4. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-adviser hereby agrees that all records which it maintains for the Trust, as specifically agreed upon by Sub-adviser and AAM, are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-adviser further agrees to preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and to make such records available as requested by regulatory agencies for inspection.
         5. This agreement shall become effective upon execution and shall remain in force for two years, unless sooner terminated as hereinafter provided and shall continue in force from year to year thereafter, but only so long as such continuance is specifically approved, at least annually, by a majority of the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust) or by a vote of a majority of the Trust's outstanding shares, but in either case by the disinterested Trustees, in the manner required by the 1940 Act.
         This agreement may be terminated by AAM or by Sub-adviser at any time without the payment of any penalty on sixty (60) day's written notice to the other party, and may also be terminated at any time without payment of any penalty by vote of the Trustees or by vote of the holders of a majority of the outstanding shares of the Fund on sixty (60) days' written notice to the other parties hereto.
         Termination of this agreement shall not affect the right of Sub-adviser to receive payments on any unpaid balance of the compensation described in
Section 2 earned prior to such termination.
         If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.
         This agreement shall automatically terminate in the event of its assignment. The term "assignment" for this purpose has the meaning defined in
Section 2(a)4 of the 1940 Act.
         6. Neither the Trust nor AAM shall, without the prior written consent of the Sub-adviser, make representations regarding or reference to the Sub-adviser or any affiliates in any disclosure document, advertisement, sales literature or other promotional materials.

         7. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of State of The Commonwealth of Delaware and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.
         8. Any notice under this agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other parties at such address as such other parties may designate for the receipt of such notices.

         IN WITNESS WHEREOF, AAM and Sub-adviser have caused this agreement to be signed, as of the day and year first above written.

                                                ACTIVA ASSET MANAGEMENT LLC

                                                By:_____________________________
                                                        Allan D. Engel
                                                        President

                                                MC DONNELL INVESTMENT MANAGEMENT


                                                By:_____________________________



         This Agreement is hereby accepted and approved as of this day and year first above written.

                                                ACTIVA MUTUAL FUND TRUST


                                                By:__________________________
                                                        James J. Rosloniec
                                                        President

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Activa Mutual Funds
Grand Rapids, Michigan

         We hereby consent to the incorporation by reference in the Statement of Additional Information constituting a part of this Registration Statement of our report dated January 28, 2002, relating to the financial statements, schedules and financial highlights of Activa Mutual Fund Trust appearing in the Fund's Annual Shareholders Report for the year ended December 31, 2001.

         We also consent to the reference to us under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.


                                                            /s/ BDO Seidman, LLP
                                                            BDO Seidman, LLP


Grand Rapids, Michigan
FEBRUARY  27, 2002

ACTIVA


Annual Report
December 31, 2001



ACTIVA MONEY MARKET FUND
   Sub-Adviser: JP Morgan Chase & Co.

ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: McDonnell Investment
   Management, LLC

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management, Co. LLP

ACTIVA GROWTH FUND
   Sub-Adviser: State Street Research &
   Management Company

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Nicholas-Applegate
   Capital Management

A selection of stock, bond, and money market funds, managed by professional advisers, which are designed to help investors meet their financial goals.


LOGO: Activa Mutual Funds

ACTIVA Mutual Funds Annual Report

Contents

                                                                           Page

SHAREHOLDER LETTER                                                            1

ACTIVA MONEY MARKET FUND                                                      2

ACTIVA INTERMEDIATE BOND FUND                                                 3

ACTIVA VALUE FUND                                                             5

ACTIVA GROWTH FUND                                                            7

ACTIVA INTERNATIONAL FUND                                                    10



ACTIVA Officers and Trutees of the Fund                                      12



SCHEDULE OF INVESTMENTS

   Activa Money Market Fund                                                  14

   Activa Intermediate Bond Fund                                             15

   Activa Value Fund                                                         18

   Activa Growth Fund                                                        24

   Activa International Fund                                                 27




                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           33

STATEMENT OF OPERATIONS                                                       34

STATEMENT OF CHANGES IN NET ASSETS                                            35

NOTES TO FINANCIAL STATEMENTS                                                 37



FINANCIAL HIGHLIGHTS                                                          42

INDEPENDENT AUDITORS' REPORT                                                  45



Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670

WWW.ACTIVAFUNDS.COM

ANNUAL REPORT



DEAR SHAREHOLDER:

I am pleased to provide you with the Annual Report to Shareholders for the Acitva Mutual Funds for the period ending December 31, 2001. The following pages include the sub-advisers' management discussions and performance review for the Funds.

During the second half of 2001 the slowing economy finally moved into a recession. The economic slowdown had begun even before the terrorist attacks of September 11th, as illustrated by falling corporate profits, job cuts, over capacity in the tech sector and a slump among manufacturing. The unprecedented events of September 11th closed the U.S. Stock markets for four days, their longest interruption since World War I. The market interruption lead to sharp sell-offs during the third quarter, although the markets ended the year higher than their value on September 10.

For the second consecutive year the U.S. equity markets posted negative returns for the first time since 1973-74. The Nasdaq reported a negative 21% for 2001, a year after posting its largest negative return of -39%. The Standard & Poors 500 Index and the Dow Jones Industrial Average were also down, falling more than 11.9% and 7% respectively. The international equity markets also experienced a volatile year with the MSCI EAFE down over 22%. Again a slowdown in the global economy that had begun prior to September 11th, and confined mostly to international business spending, spread to the world economy and helped to fuel negative returns. The Federal Reserve implemented significant rate reductions during the year resulting in the largest decline in Fed Funds rates since 1958. Despite these reductions the 30-year treasury yield ended the year unchanged. The rate reduction and economic recession helped to make 2001 the second year most investors would have fared better in fixed income securities.

While the long-term effects of September 11th are not yet known, many analysts believe that the economy will slowly come out of the recession during the first two quarters of 2002. Continued success in the war on terrorism and encouraging economic reports should help to move the markets in a positive direction.

There were some bright spots during 2001. The first high note came from the 2001 tax law changes. The new tax law increased the contribution limits on several Individual Retirement Accounts. Both Traditional and Roth IRA annual contribution limits for 2002 are now $3,000, an increase of $1,000 over previous years. Also, if you are over 50 years of age you can contribute an additional $500, making your possible annual IRA contribution a total of $3,500. Contribution limits will grow over time to be, in 2008, $5,000 for younger workers and $6,000 for those workers over 50. The tax law has also made a significant contribution increase for Education IRAs. You may now invest $2,000 annually to Education IRAs, up from $500 in 2001. Activa offers you several retirement accounts including Traditional, Roth and Educational IRAs. Call us at
(800) 346-2670 to receive more information.

Another positive sign came from mutual fund investors who continued to invest in funds throughout the downturn in the market, ending 2001 as a record year for new business. Money market funds were the primary beneficiary of this new money, even with interest rates at miniscule levels, as investors continued to look for low risk alternatives after September 11th. Stock and bond funds also had net inflows during 2001 with bond funds close to doubling the inflows of 2000.

The Activa Funds were designed to provide for a well-diversified portfolio within one fund family. Our professional investment managers use a disciplined approach to managing the portfolios using extensive valuation measures. Please visit our website at www.activafunds.com to read more about the Investment Managers of the Funds, and how you can develop a diversified portfolio using the Activa Funds.

We here at Activa Funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service.



Sincerely,


/s/ James J. Rosloniec

James J. Rosloniec
President



                                               ACTIVA Mutual Funds Annual Report

ACTIVA Money Market Fund -- JP Morgan Chase & Co.

The last year can be defined as a period of unfolding economic weakness, with an aggressive Federal Reserve easing program, very low inflation and general corporate retrenchment. The whole year was eclipsed by the events of September 11.

As the first half of 2001 came to a close, more bad economic news emerged as the corporate and industrial sectors retrenched on weaker earnings reports. Labor shedding became a theme. June ended with rates 125 basis points below where they started the year. Also of note during this period, Washington acted more aggressively than expected to provide fiscal stimulus.

There is little doubt that the defining issue of the past six months was the September 11th terrorist attacks. The attacks shocked the fixed income and equity markets and materially changed the business outlook for several quarters and perhaps longer. The U.S. economy was quite weak even before the attacks. As a consequence of the deep cutbacks in capital spending and the sharp inventory correction, Gross Domestic Product growth had been steadily losing momentum for the past year. Pre-attack, increasing economic risk had been developing particularly in the areas of corporate earnings, labor markets deterioration, and waning consumer confidence.

Despite all the signs of weakness in the business sector overall, the consumer sector had been the primary source of strength. However, the disaster in September has dramatically altered consumer psychology and investor confidence. Specifically, consumer sentiment indices plummeted. In combination with the increasing layoff announcements and the continuing negative wealth effect of the falling stock markets, we believe that the consumer retrenched, causing a recession.

In November, the positive news on the war in Afghanistan and the equity market's good performance caused fears in the bond market that bond prices would fall, causing one of the sharpest increases in market rates of the last decade. Reversing course by month end, bond prices rose on a mixture of bullish Fed comments, less encouraging economic data, and the news of Enron's collapse. December followed with a flurry of unexpectedly positive economic reports making it increasingly look like the economy may be close to ending its contractionary phase.

The Activa Money Market Fund returned 3.66% for the year ending December 31, 2001 versus the Donoghue Money Market Index return of 3.70%. We used six-month paper to extend the weighted average maturity of your portfolio to 48-50 days during the first quarter. As evidence of a bottoming in economic activity arose, we restructured your portfolio, taking a more barbelled, rather than a laddered approach, by purchasing 1-month and 1-year securities. We added the longer duration securities to take advantage of the steepness in the LIBOR curve. Because the front end of the curve for the first time in 2001 offered higher yields than the Fed Funds rate, we were able to invest in securities that added incremental yield to the portfolio.

During the third quarter, we extended the weighted average maturity of your portfolio through the purchase of 1-month, 3-month, and 6-month paper. The lack of supply in floating rate notes hindered our efforts to add to our allocation in this sector. During the fourth quarter, we purchased 3-month, 4-month, and 1-year paper to maintain a slightly longer weighted average maturity. We altered course slightly in December to maintain liquidity over year-end. This resulted in an overall shortening of the weighted average maturity.

The current recession is largely the result of an over investment cycle during the late 1990s into early 2000. We think the economy may begin to grow gradually during the first quarter of 2002, in response to lower inventories, some previously legislated fiscal stimulus, and a deceleration of the capital spending cutbacks. We expect growth to continue in the second quarter, as capital spending stabilizes and labor shedding ends, the latter leading to an expected upturn in consumer spending. Nevertheless, and despite the move to positive growth, the economy should not be robust enough to cause the Fed to raise interest rates before the third quarter. In fact, they may have to ease further in the first quarter should economic data continue on the soft side. As a result, we will tactically continue to add floating rate notes and target a weighted average maturity of 45 days for the portfolio.



ACTIVA Mutual Funds Annual Report

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC

The year 2001 was marked by the significant reduction in the Federal Funds rate which has fallen from 6.50% to 1.75%. Despite the Fed's rate cuts, a majority of the yield curve impact occurred in the shorter yields as the 2-year treasury yield declined from 5.09% on December 31, 2000 to 3.02% on December 31, 2001 while the 30-year treasury yield ended the year unchanged at 5.46%. However, the rate reduction coupled with a recessionary economic environment contributed to a positive absolute and relative total return for the Activa Intermediate Bond Fund.

The U.S. economy slowed significantly during 2001. The consensus GDP growth is expected to show the US economy grew approximately 1% for the year 2001 versus 4.1% for the year 2000. The U.S. is believed to have entered an economic recession during 2001. The economy is expected to emerge from recession in the first half of 2002 as a result of the lower interest rate environment.

The Activa Intermediate Bond Fund returned 8.49% for the year ending December 31, 2001, slightly ahead of the Lehman Brothers Aggregate Bond Index return of 8.42%. For the same twelve-month period, the corporate sector returned 10.81%. The second best performing sector was the asset-backed sector with a 9.81% return. The mortgage, agency and treasury sectors returned 8.22%, 8.31% and 6.75% respectively. The Fund held overweight positions in the corporate and asset-backed sectors, while holding an underweight position in the treasury sector. These sector weights helped the performance of the fund in 2001. We believe the relative yield premiums offered by these sectors remain attractive and present attractive total return opportunities. We anticipate maintaining the current posture as we enter 2002. As of December 31, 2001, the fund had a duration of approximately 4.6 years, which was comparable to the 4.5 year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

In our view, the economy appears to be near the bottom of the current cycle. However, uncertainty remains as to the extent, if any, of the economic recovery. The Federal Reserve Board policy is expected to attempt to stimulate the economy through additional interest rate cuts.

We believe the second half of 2002 will continue to present challenges for fixed-income portfolios. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.



                                               ACTIVA Mutual Funds Annual Report

ACTIVA Intermediate Bond Fund continued

                                               Average Annual Total Return*
                                              Periods ended December 31, 2001
--------------------------------------------------------------------------------
                                          One Year       Since Inception 8/30/99
Activa Intermediate Bond Fund               8.49%                 8.09%
Lehman Bros. Aggregate Bond**               8.42%                 9.02%





Year-by-Year Performance

           Average Annual Return of the Activa Intermediate Bond Fund

  Growth of an assumed $10,000 investment in Activa Intermediate Bond Fund from
                   8/30/99 through 12/31/01: Includes all fees


Line Chart:
Date             Activa Intermediate Bond Fund       Lehman Bros. Aggregate Bond
8/30/99          10000                               10000
1999             10063                               10104
2000             11052.7                             11279.1
2001             11991                               12229



* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses.


ACTIVA Mutual Funds Annual Report

ACTIVA Value Fund-- Wellington Management Co., LLP

In 2001 the economy headed towards, and finally into, a recession. The Federal Reserve cut rates aggressively over the course of the year to stimulate the US economy, reducing the Federal Funds rate 475 basis points from 6.50% to 1.75% currently. The last time we saw a decline of this magnitude was in 1958. In spite of the stimulus efforts, economic fundamentals deteriorated in the wake of the September 11th terrorist attacks and the US economy was officially deemed to be in recession. This is only the second time since 1973-74 that we have seen back-to-back annual declines in equity returns. Investors in the S&P 500 saw their total return down 11.9% for the year, following a 9.1% drop in 2000.

In spite of this gloomy backdrop, the US equity markets proved resilient in the wake of the 9/11 attacks and there are already more positive signs emerging in the financial markets. Continued success in the war against terrorism coupled with positive outlooks from a diverse set of companies jump-started a rally in US equity markets during the fourth quarter, led by the technology sector. Cyclical stocks also rose markedly from the sharp sell-off in September, as attractive valuations and economic data suggesting a bottoming of the recession pushed shares higher. Seven out of the ten S&P 500/MSCI economic sectors posted positive returns in December, with Energy (+5.3%) and Industrials (+4.5%) showing the strongest performance.

The Activa Value Fund returned -7.05% for the 12 month period ended December 31, 2001 versus the -5.6% return for the Russell 1000 Value Index. While the Fund underperformed the benchmark in 2001, longer-term performance remains favorable with the Fund still 235 basis points ahead of the benchmark since Wellington Management assumed sub-advisory responsibilities on December 31, 1999.

The Fund's investment approach uses fundamental, or "bottom-up," security analysis to focus on stock selection within industries. The Fund does not make significant sector bets. Instead, industry weights are kept similar to those of the Russell 1000 Index. Stock selection during the year was strongest within the Financials and Industrial sectors, particularly in the Banks and Capital Goods areas. Conversely, stock selection detracted from benchmark-relative results within the Utilities, Telecommunications, and Health Care Equipment and Services sectors.

While economic weakness may linger for a few months, we believe the bottom of this recession seems very near. The combination of monetary and fiscal stimulus, falling energy bills, and more stable financial markets gives us confidence that recovery will emerge by mid-2002. We forecast annual average real GDP growth of just 0.7% for 2002, but the economy should be growing at an annual rate near 3% by year-end. In this environment, inflation will head lower. While the Federal Reserve may soon be through cutting short-term interest rates, it will be some time before they contemplate tightening monetary policy.

Though we still need to acknowledge the geopolitical risks that confront the world post-September 11th, we are optimistic that the US economy and financial markets can weather the uncertainties. Our conviction in an improving US economy has risen since last quarter, and we are now more confident that a moderate economic recovery will begin to show signs by mid-2002.



                                               ACTIVA Mutual Funds Annual Report

ACTIVA Value Fund continued

                                     Average Annual Total Return*
                                   Periods ended December 31, 2001
--------------------------------------------------------------------------------

                            One Year           Five Year           Ten Year
Activa Value Fund**          -7.05%              5.90%                8.57%
Russell 1000 Value***        -5.59%             11.13%               14.16%
S&P 500****                 -11.90%             10.70%               12.93%

Line Chart:
Year-by-Year Performance

                 Average Annual Return of the Activa Value Fund

   Growth of an assumed $10,000 investment in Activa Value Fund from 12/31/91 through 12/31/01: Includes all fees

Date             Activa Value Fund           Russell 1000 Value          S&P 500
1992             9873                        11381                       10762
1993             10944                       13443                       11845
1994             10302                       13176                       12001
1995             13449                       18229                       16505
1996             16566                       22173                       20295
1997             23708                       29974                       27065
1998             29071                       34659                       26480.3
1999             27127                       37206                       42128
2000             30876                       39814                       38295
2001             28699                       37589                       33738



* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). Prior to 1998, the Fund had a maximum sales charge of 3% , based upon amount of shares purchased. Performance prior to April 22, 1998 does not reflect the Fund's 12b-1 fee of 0.25% which was reduced to 0.15% on September 1, 1999. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** Wellington Asset Management, LLP, became the Fund's sub-adviser on December 30, 1999. Ark Asset Management was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.

*** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


ACTIVA Mutual Funds Annual Report

ACTIVA Growth Fund -- State Street Research & Management Company

In 2001, U.S. equity markets posted their second consecutive year of negative returns for the first time since 1973-74. As the year progressed, interest-rate reductions, a tax cut, lower oil prices and tumbling mortgage rates all did surprisingly little for the slumping economy, leading to the first recession in the U.S. in a decade. Valuations contracted as the outlook for corporate earnings turned sharply negative.

The September 11 terrorist attacks sparked a sharp sell-off following a suspension in stock trading for four business days. This was the market's first sustained closure since the Depression-era banking crisis forced a nine-day closure of the NY Stock Exchange in 1933. At its Sept. 21st low, the Dow was down 29.7% from the record it had set in January 2000, marking the Dow's first bear market since 1990.

The U.S. equity market posted positive second-quarter returns. After several quarters of sharply lagging value indices, growth indices outperformed in the second quarter. The Russell 1000 Growth Index outperformed the Russell 1000 Value Index 8.4% versus 4.9% in the quarter. Technology's higher index weighting was the largest contributor to the Russell 1000 Growth Index's second quarter outperformance.

The third quarter will always be remembered for the events of September 11, but it is also true that the U.S. equity market had already declined significantly before that date. Responding to weakening economic news, the overall stock market, as measured the Russell 3000, had already declined -11% from June 30 to September 10. The Russell 3000 fell -5% on September 17, the first day of trading after the attack and -12% in the first five trading days after the attack, then rallied in the final week of the month, finishing the quarter down -15.6%. This was the market's worst quarterly return since the fourth quarter of 1987 and, before that, the third quarter of 1974. Value handily outperformed Growth in the third quarter as Technology, which had outperformed in the second quarter, collapsed in the third.

U.S. equity markets staged a broad rally in the fourth quarter, responding to lower short-term interest rates, expectations of a strengthening economy, and military success in Afghanistan. While most indices did not recover to their June 30 levels, all ended the year higher than they were on September 10. Technology continued to dominate market return patterns: having collapsed in the third quarter, the sector led the fourth quarter rebound. In other sectors, cyclical groups generally outperformed defensive groups. After a -19.4% third quarter decline, the Russell 1000 Growth Index returned 15.1% in the fourth quarter; for a full-year return of -20.4%.

The Activa Growth Fund returned -23.63%, lagging the S&P 500 and Russell 1000 Growth indices, which returned -11.90% and -20.43%, respectively. Our sector weighting strategy modestly aided return comparisons in the first quarter, however, unsuccessful security selection decisions--most notably in the Technology sector--resulted in below-index returns. Both an overweight of, and security selection within, Health Care contributed positively in the quarter. Security selection decisions were also successful in the Other Energy (Noble Drilling) and Financial Services (Bank One) sectors.

In the second quarter, portfolio returns modestly outperformed the benchmark primarily as the result of successful stock selection decisions. Sector weighting impacts were neutral overall. Stock selection decisions in Technology, Health Care, and Utilities were the largest positive for performance, while our underweight in Technology and unsuccessful stock selection in Producer Durables detracted most from returns.

In response to the combination of stock market weakness and an accommodative Fed policy, we had moved the portfolio to a more offensive posture in the second quarter. We sold stocks in defensive sectors and invested in early cycle growth sectors. We entered the third quarter most overweighted in Producer Durables (notably aerospace and telecom equipment) and Consumer Discretionary (notably in media, broadcasting and retail) and underweighted in Consumer Staples and Health Care.

Our shift to a pro-cyclical posture turned out to be premature, however, as the economy continued to weaken. The portfolio had underperformed its benchmark by roughly three percentage points prior to September 11. Our strategy also had the unfortunate effect of making us overweighted in a



                                               ACTIVA Mutual Funds Annual Report

ACTIVA Growth Fund continued

number of the industry groups and specific stocks most adversely impacted by the events of September 11. The portfolio underperformed by an additional two percentage points in the next day of trading. The portfolio then modestly outperformed over the remainder of the quarter as some of the immediate market reaction to the attack subsided and as the market reacted to increased fiscal and monetary stimulus.

Sector weighting decisions were the key to below-index fourth quarter returns, as we were penalized for an overweight in Utilities and an underweight in Technology early in the quarter. Underweighting Consumer Staples, on the other hand, helped relative performance. Stock selection results were mixed, as successful stock selection in Health Care, Energy, and Financial Services was offset by underperformance in Technology and Producer Durables.

We continue to pursue a barbell strategy, which combines cyclical growth companies (e.g. media, retail, semiconductors, and property/casualty insurers) whose fundamentals will likely improve, with growth companies exhibiting strong current fundamental strength (e.g. Consumer Staples and pharmaceuticals). This barbell approach should allow clients to benefit from an economic recovery and focus the portfolio on names where we have high conviction for longer-term growth.

We continue to seek companies which are excelling amidst a challenging demand environment and low pricing flexibility. We also continue to shift towards companies which may get an operating leverage boost in earnings or cash flow because of improving economic conditions.

Looking into 2002, signs of an economic recovery are indeed appearing. However, high corporate debt levels weak profitability and a general lack of pricing power argue for a gradual return to positive economic growth as opposed to a more rapid recovery.



ACTIVA Mutual Funds Annual Report

ACTIVA Growth Fund continued

                                               Average Annual Total Return*
                                              Periods ended December 31, 2001
-------------------------------------------------------------------------------
                                          One Year       Since Inception 8/30/99
Activa Growth Fund                        -23.63%               -10.39%
S&P 500**                                 -11.90%                -4.66%
Russell 1000 Growth***                    -20.43%                -8.07%

Line Chart:
Year-by-Year Performance

                 Average Annual Return of the Activa Growth Fund

   Growth of an assumed $10,000 investment in Activa Growth Fund from 8/30/99 through 12/31/01: Includes all fees

                 Activa Growth Fund     S&P 500         Russell 1000 Growth
8/30/99          10000                  10000           10000
1999             11380                  11173           13316
2000             10135.6                10155.1         10329
2001              7740                   8947            8219



* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.


** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


*** The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.


                                               ACTIVA Mutual Funds Annual Report

ACTIVA International Fund -- Nicholas Applegate Capital Management

In the first half of the year, the international equity markets were on a roller-coaster ride. Markets overseas continued to be weighed down by now familiar factors: economic and earnings weakness as well as declining technology spending among the world's developed countries. In Japan, weakness in consumer spending and slowing export growth weighed on corporate profits and the stock market. After September 11, a slowdown that had been largely confined to business spending and manufacturing spread through the entire economy. The OECD forecasted that the US economy would grow by 1.1% in 2001 - a marked slowdown from the 4.1% Gross Domestic Product (GDP) expansion in 1999 and 2000. In Europe, the OECD expected GDP for the 12-member eurozone to come in at 1.6% in 2001 while Japanese GDP was expected to shrink 0.7%.

In a policy response to a global economic slowdown, central banks worldwide moved to reduce the level of short-term interest rates to kick-start growth. In Europe, reports of subdued inflation in the region's biggest economies, such as Germany and France, were offset by concerns that the European Central Bank may be behind the curve in cutting short-term interest rates to help boost economic growth. And in Japan, concerns that the government may be slow in implementing much-needed reforms to revive the economy continued to send equities lower.

In 2001, the Activa International Equity portfolio was down 28.96%, underperforming the MSCI EAFE benchmark, which fell 22.52% for the year.

Over the course of the year, portfolio underperformance was primarily due to stock selection in Technology, Capital Goods and Retail. Good stock selection and an overweight position in Healthcare offset some of the underperformance. On a country basis, stock selection in South Korea and Denmark - as well as an underweight in Finland helped results. Meanwhile, stock selection in Japan and the UK hurt performance.

Top-performing holdings included Samsung Electronics, a South-Korea based manufacturing conglomerate; Bombardier, a designer, manufacturer and distributor of transportation equipment headquartered in Toronto; and Suncor Energy, a producer of crude oil and natural gas. Another strong performer, Marks & Spencer, a UK retailer, benefited from one of the United Kingdom's best holiday seasons in decades.

A number of factors inspire an improved outlook for the international markets in 2002. Aggressive monetary action on behalf of policymakers worldwide should spur economic recovery. We believe that improvement in the US from additional fiscal stimulus, encouraging economic reports and easier year-over-year earnings comparisons in 2002 will help drive international stocks. As always, we continue to apply our proven stock selection process centered on positive, sustainable change to unearth attractive opportunities for capital appreciation in the international equity markets.


ACTIVA Mutual Funds Annual Report

ACTIVA International Fund continued

                                                Average Annual Total Return*
                                              Periods ended December 31, 2001
--------------------------------------------------------------------------------
                                          One Year       Since Inception 8/30/99
Activa International Fund                 -28.96%               -11.39%
MSCI EAFE**                               -22.52%                -9.71%
S&P 500***                                -11.90%                -4.66%

Line Chart:
Year-by-Year Performance

             Average Annual Return of the Activa International Fund

   Growth of an assumed $10,000 investment in Activa International Fund from
                  8/30/99 through 12/31/01: Includes all fees



           Lehman Bros. Aggregate Bond     S&P 500     Activa International Fund
8/30/99    10000                           10000       10000
1999       11823                           11173       14200
2000       10173                           10155.1     10605.4
2001        7882                            8947        7534


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** THE MSCI EAFE (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.

*** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

                                               ACTIVA Mutual Funds Annual Report

ACTIVA Officers and Trustees of the Fund
The business affairs of the Fund are managed and under the direction of the Board of Trustees ("Board"). The following is the Officers and Trustees of the Fund or the Advisor or both, together with their principal occupation during the past five years and their compensation as Trustee:

                                                                                                             Number of
                                                                                                             Portfolios     Other
                                                                                                               in Fund    Director-
                                                              Term of                                          Complex      ships
         Name and                                             Office/Length   Principal Occupation           Overseen by   Held By
         Address           Age    Office Held                 of Time Served  Last Five Years                  Director    Director
-----------------------------------------------------------------------------------------------------------------------------------
Allan D. Engel*            50     Trustee, Vice President,    Perpetual / 21  Vice President, Real Estate          5        None
2905 Lucerne SE,                  Secretary and                               Operations and Secretary -Activa
Suite 200                         Assistant Treasurer of                      Holdings Corp. Formerly, Sr.
Grand Rapids, Michigan            the Fund; President,                        Manager, Investments and Real
49546                             and Secretary of the                        Estate, Amway Corporation.
                                  Investment Adviser.                         Director, President and Secretary
                                                                              of Amway Management Company
                                                                              (1981-1999). Trustee, Vice
                                                                              President and Secretary, Amway
                                                                              Mutual Fund (1981- 1999).


James J. Rosloniec*        57     Trustee, President and      Perpetual / 21  President & Chief Operating          5        None
2905 Lucerne SE                   Treasurer of the Fund.                      Officer, JVA Enterprises, LLC.
Suite 200                                                                     President, Chief Executive Officer
Grand Rapids, Michigan                                                        and Director, Activa Holdings Corp.
49546                                                                         Formerly, Vice President-Audit and
                                                                              Control, Amway Corporation (1991-
                                                                              2000). Director, Vice President and
                                                                              Treasurer of Amway Management
                                                                              Company (1984-1999). Trustee,
                                                                              President and Treasurer, Amway
                                                                              Mutual Fund, (1981-1999).


Joseph E. Victor, Jr.             Advisory Trustee of the     Perpetual / 1   President & Chief Executive Officer, 5        None
4699 Whipple Ave.                 Fund                                        Marker Net, Inc. (Crown
NW                                                                            Independent Business Owner
Canton, OH 44718                                                              affiliated with Quixtar, Inc.)


Donald H. Johnson          71     Trustee of the Fund         Perpetual / 9   Retired, Former Vice President-      5        None
19017 Vintage                                                                 Treasurer, SPX Corporation
Trace Circle                                                                  (Designs, manufactures and
Fort Myers, Florida                                                           markets products and services for
33912                                                                         the motor vehicle industry.


Walter T. Jones            60     Trustee of the Fund         Perpetual / 10  Retired, Former Senior Vice          5        None
936 Sycamore Ave.                                                             President-Chief Financial Officer,
Holland, Michigan                                                             Prince Corporation
49424


Richard E. Wayman          67     Trustee of the Fund         Perpetual / 4   Retired, Former Finance Director,    5        None
24578 Rutherford                                                              Amway Corporation, 1976 to 1996
Ramona, California
92065


ACTIVA Mutual Funds Annual Report

ACTIVA Officers and Trustees of the Fund continued

The following table summarizes Trustee compensation which is paid by Activa Asset Management LLC pursuant to the Administration Agreement.

                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS
                                                   ACCRUED AS     ESTIMATED ANNUAL       TOTAL
 NAME OF PERSON,                    TRUSTEE          PART OF          BENEFITS       COMPENSATION
    POSITION                     COMPENSATION     FUND EXPENSES    UPON RETIREMENT PAID TO TRUSTEES
Allan D. Engel*                     $8,000             -0-               -0-            $8,000
Trustee

James J. Rosloniec*                 $8,000             -0-               -0-            $8,000
Trustee

Joseph E. Victor, Jr.               $1,500             -0-               -0-            $1,500
Advisory Trustee

Donald H. Johnson                   $8,000             -0-               -0-            $8,000
Trustee

Walter T. Jones                     $8,000             -0-               -0-            $8,000
Trustee

Richard E. Wayman                   $8,000             -0-               -0-            $8,000
Trustee

* Mssrs. Engel and Rosloniec are interested persons of the Fund inasmuch as they are officers of the Fund. In addition, Mr. Engel is an officer of the Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of the Investment
     Adviser, Activa Holdings Corp. and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2001, amounted to $41,500.


                                               ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments
MONEY MARKET FUND 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
CERTIFICATES OF DEPOSIT                                                      6.0%
     CREDIT AGRICOLE INDOSUEZ, FRN, 05/23/2002                                             1,000,000       $        999,981
     WESTDEUTSCHE LANDESBANK GIROZENTRA,
       4.30%, 05/01/2002                                                                   1,000,000              1,000,160
     WESTDEUTSCHE LANDESBANK GIROZENTRA,
       3.70%, 01/17/2002                                                                     500,000                500,000
                                                                                                           ----------------
                                                                                                                  2,500,141
                                                                                                           ----------------

COMMERCIAL PAPER                                                            67.0%
     GENERAL ELECTRIC CAPITAL CORP., DPN, 3.63%, 01/22/2002                                1,000,000                997,883
     GENERAL ELECTRIC CAPITAL CORP., DPN, 01/28/2002                                       1,000,000                997,338
     GILLETTE COMPANY, DN, 01/02/2002                                                      1,850,000              1,849,910
     ABB TREASURY CENTRE USA INC., DN, 2.31%,02/13/2002                                    1,750,000              1,745,171
     AMSTEL FUNDING CORPORATION, DN, 2.00%, 05/24/2002                                     1,600,000              1,587,289
     ASPEN FUNDING CORP., DPN, 3.64%, 01/22/2002                                           1,000,000                997,877
     BMW US CAPITAL CORP, DN, 01/02/2002                                                   1,100,000              1,099,945
     COMMERZBANK EUROPE (IRELAND), DN, 1.85%, 03/12/2002                                   1,750,000              1,743,705
     DEN NORSKE BANK, DN, 1.85%, 03/21/2002                                                1,000,000                995,940
     EDISON ASSET SECURITIZATION LLC., DN, 01/02/2002                                      1,056,000              1,055,946
     ENTERPRISE FUNDING CORP., DN, 1.82%, 03/12/2002                                       1,250,000              1,245,576
     GREYHAWK FUNDING LLC, DN, 03/15/2002                                                  1,825,000              1,818,302
     INTERNATIONAL LEASE FINANCE CORP., DN, 2.36%, 01/17/2002                              1,750,000              1,748,164
     LINKS FINANCE CORP., DN, 03/27/2002                                                   1,825,000              1,817,158
     NESTLE CAPITAL CORP., DN, 01/02/2002                                                  1,850,000              1,849,915
     PRUDENTIAL PLC 4(2), DPN, 01/22/2002                                                  1,000,000                997,929
     SHEFFIELD RECEIVABLES CORP., DN, 03/18/2002                                           1,850,000              1,842,931
     STELLAR FUNDING GROUP INC., DN 1.82%, 06/12/2002                                      1,800,000              1,785,258
     MERCK & CO., DN, 02/15/2002                                                           1,800,000              1,795,815
                                                                                                           ----------------
                                                                                                                 27,972,052
                                                                                                           ----------------

FEDERAL HOME LOAN BANK                                                       3.6%
     FEDERAL HOME LOAN BANK, 5.12%, 01/16/2002                                             1,500,000              1,500,869
                                                                                                           ----------------


FEDERAL NATIONAL MORTGAGE ASSOCIATION                                        9.6%
     FANNIE MAE, 3.48%, 01/18/2002, DN                                                     3,000,000              2,995,070
     FEDERAL NATIONAL MORTGAGE ASSOCIATION, DN, 01/24/2002                                 1,000,000                997,783
                                                                                                           ----------------
                                                                                                                  3,992,853
                                                                                                           ----------------

CORPORATE BONDS                                                             13.8%
     BAYER HYPO VEREINSBNK, FRN, 06/28/2002                                                1,000,000                999,842
     CANADIAN IMPERIAL BANK NEW YORK, FRN, 06/11/2002                                      1,000,000                999,956
     MERITA BANK, FRN, 05/21/2002                                                          1,000,000              1,000,000
     CITIGROUP, FRN, 07/12/2002                                                            1,000,000              1,000,000
     HOUSEHOLD BANK FSB, 1.93%, 02/6/2002                                                  1,750,000              1,750,000
                                                                                                           ----------------
                                                                                                                  5,749,798
                                                                                                           ----------------

TOTAL SHORT TERM OBLIGATIONS - 100% (Cost $41,715,713)                                                   $       41,715,713
                                                                                                         ==================


ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
COMMERCIAL PAPER                                                             1.1%
     QWEST CAPITAL FUNDING, 7.75%, 08/15/2006                                              1,740,000       $      1,790,025
                                                                                                           ----------------

US TREASURY NOTES                                                           10.1%
     US TREASURY NOTE, 6.50%, 11/15/2026                                                   1,250,000              1,371,775
     U.S. TREASURY NOTES, 5.75%, 08/15/2010                                                2,000,000              2,100,140
     U.S. TREASURY NOTES, 6.25%, 02/15/2003                                                4,000,000              4,178,720
     U.S. TREASURY NOTES, 6.875%, 05/15/2006                                               8,000,000              8,818,720
                                                                                                           ----------------
                                                                                                                 16,469,355
                                                                                                           ----------------

US TREASURY BONDS                                                            2.7%
     U.S. TREASURY BONDS, 8.125%, 08/15/2019                                               3,500,000              4,420,115
                                                                                                           ----------------


FEDERAL HOME LOAN MORTGAGE                                                   9.5%
     FREDDIE MAC, 8.00%, 03/01/2030                                                        2,531,764              2,655,187
     FREDDIE MAC, 6.50%, 12/15/2022                                                        2,500,000              2,569,713
     FREDDIE MAC, 6.50%, 03/15/2024                                                        3,000,000              3,068,220
     FREDDIE MAC, 6.50%, 08/15/2024                                                        4,000,000              4,113,360
     FREDDIE MAC, 5.25%, 02/15/2004                                                        3,000,000              3,112,500
                                                                                                           ----------------
                                                                                                                 15,518,980
                                                                                                           ----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                       21.1%
     FANNIE MAE, 6.625%, 09/15/2009                                                        7,500,000              8,025,000
     FANNIE MAE, 6.50%, 09/25/2023                                                         5,000,000              5,189,975
     FANNIE MAE, 6.50%, 0918/2024                                                          2,800,000              2,882,348
     FANNIE MAE, 6.50%, 09/01/2029                                                         2,024,004              2,033,476
     FANNIE MAE, 6.00%, 04/01/2014                                                         1,110,312              1,120,715
     FANNIE MAE, 6.00%, 02/01/2029                                                         2,804,893              2,763,689
     FANNIE MAE, 6.00%, 01/01/2029                                                         3,964,170              3,905,936
     FANNIE MAE, 6.50%, 03/01/2029                                                         1,765,782              1,775,158
     FANNIE MAE, 6.50%, 03/01/2029                                                         1,911,294              1,921,443
     FANNIE MAE, 6.00%, 04/01/2014                                                         2,040,110              2,056,676
     FANNIE MAE #606787, 6.50%, 10/01/2031                                                 2,657,334              2,662,303
                                                                                                           ----------------
                                                                                                                 34,336,719
                                                                                                           ----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                     6.0%
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.5%, 05/15/2029                            4,073,683              4,096,577
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 12/15/2028                            1,917,659              1,962,589
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 0915/2029                             3,635,649              3,720,832
                                                                                                           ----------------
                                                                                                                  9,779,998
                                                                                                           ----------------

CORPORATE BONDS - 48.5%
AUTOMOTIVE                                                                   1.7%
     FORD MOTOR COMPANY, 7.45%, 07/16/2031                                                 3,035,000              2,788,406
                                                                                                           ----------------


                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.



ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
BANKING                                                                      9.3%
     BUSCH ISSUANCE LIMITED, 7.625%, 11/03/2009                                            1,000,000              1,058,750
     BANKBOSTON NA, 6.375%, 04/15/2008                                                     1,260,000              1,271,025
     CHASE CREDIT CARD MASTER TRUST, 6.66%, 01/15/2007                                     5,000,000              5,310,516
     FIRST CHICAGO NBD, 7.00%, 10/16/2006                                                  1,380,000              1,449,000
     LEHMAN BROTHERS HOLDINGS INC., 8.25%, 06/15/2007                                      1,750,000              1,867,014
     NATIONAL AUSTRALIA BANK, 8.60%, 05/19/2010                                              750,000                860,625
     NATIONAL WESTMINSTER BANK, 7.375%, 10/01/2009                                           650,000                704,438
     WELLS FARGO & CO, 5.90%, 05/21/2006                                                   2,500,000              2,584,375
                                                                                                           ----------------
                                                                                                                 15,105,742
                                                                                                           ----------------

BROADCASTING                                                                 0.7%
     CLEAR CHANNEL, 7.65%, 09/15/2010                                                      1,025,000              1,060,875
                                                                                                           ----------------

ELECTRIC UTILITY                                                             4.6%
     CONSUMERS ENERGY, 6.25%, 09/15/2006                                                   2,000,000              1,975,000
     PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/2010                                       5,385,000              5,601,927
                                                                                                           ----------------
                                                                                                                  7,576,927
                                                                                                           ----------------

ENTERTAINMENT                                                                1.3%
     VIACOM, 7.70%, 07/30/2010                                                             2,000,000              2,175,000
                                                                                                           ----------------

FINANCIAL SERVICES                                                          18.7%
     AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST,
       5.60%, 11/15/2006                                                                   4,450,000              4,618,255
     CITIGROUP INC., 5.75%, 05/10/2006                                                     3,850,000              3,946,250
     CITIBANK CREDIT CARD MASTER TRUST I, 6.65%, 11/15/2006,
       SERIES 1999-7 A                                                                     4,450,000              4,722,963
     CONSECO FINANCE SECURITIZATIONS CORP., SERIES 2000-1 A5,
       8.06%, 05/01/2031                                                                   2,810,000              2,945,538
     DETROIT EDISON SECURITIZATION FUNDING LLC,
       6.19%, 03/01/2013                                                                   4,035,000              4,109,972
     HOUSEHOLD FINANCE, 6.75%, 05/15/2011                                                  1,750,000              1,743,438
     INTERNATIONAL LEASE FIN, 5.25%, 05/03/2004                                            3,000,000              3,045,000
     PSE&G TRANSITION FUNDING LLC., 6.45%, 03/15/2013                                      1,450,000              1,449,639
     VANDERBILT MORTGAGE FINANCE, 2000-A IA3, 7.82%, 11/07/2017                            3,565,000              3,843,301
                                                                                                           ----------------
                                                                                                                 30,424,354
                                                                                                           ----------------

FOOD SERVICE                                                                 1.1%
     KROGER COMPANY, 8.00%, 09/15/2029                                                     1,650,000              1,835,625
                                                                                                           ----------------

GAS UTILITY                                                                  0.6%
     SOUTHERN UNION, 8.25%, 11/15/2029                                                     1,025,000              1,054,469
                                                                                                           ----------------

ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
OIL & EXPLOR PROD & SER                                                      4.1%
     AMERADA HESS, 7.875%, 10/01/2029                                                      1,825,000              1,968,719
     CHEVRON CORP., 6.625%, 10/01/2004                                                     2,000,000              2,130,000
     CONOCO, INC., 6.95%, 04/15/2029                                                       1,250,000              1,275,000
     EL PASO CORP, 7.00%, 05/15/2011                                                       1,355,000              1,343,144
                                                                                                           ----------------
                                                                                                                  6,716,863
                                                                                                           ----------------

OIL & GAS TRANSMISSION                                                       1.1%
     KINDER MORGAN ENERGY, 6.75%, 03/15/2011                                               1,780,000              1,782,225
                                                                                                           ----------------


PHARMACEUTICALS                                                              1.1%
     MERCK & CO. INC., 4.125%, 01/18/2005                                                  1,750,000              1,745,625
                                                                                                           ----------------


RAILROADS                                                                    0.9%
     BURLINGTON NORTH SANTE FE, 7.125%, 12/15/2010                                         1,380,000              1,450,725
                                                                                                           ----------------


TELECOMMUNICATIONS                                                              3.3%
     SPRINT CAPITAL CORP., 6.875%, 11/15/2028                                              1,250,000              1,151,563
     SPRINT CAPITAL CORP., 7.625%, 01/30/2011                                                500,000                496,993
     VERIZON NEW ENGLAND INC., 6.50%, 09/15/2011                                           2,000,000              2,037,500
     WORLDCOM INC., 8.00%, 05/15/2006                                                      1,595,000              1,698,675
                                                                                                           ----------------
                                                                                                                  5,384,730
                                                                                                           ----------------


TOTAL CORPORATE BONDS                                                                                            79,101,565
                                                                                                           ----------------


FOREIGN GOVERNMENT BONDS                                                        1.0%
     CANADA-GOVERNMENT, 6.375%, 11/30/2004                                                 1,480,000              1,591,000
                                                                                                           ----------------


TOTAL FIXED INCOME - 100% (Cost $157,633,241)                                                              $    163,007,758
                                                                                                           ================



                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments
VALUE FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
US TREASURY BILLS - 0.1%                                                     0.1%
     U.S. T-BILL      02/07/02                                                                50,000       $         49,920
     U.S. T-BILL      04/11/02                                                               110,000                109,501
                                                                                                           ----------------
                                                                                                                    159,420
                                                                                                           ----------------

COMMON STOCKS - 99.9%
AEROSPACE                                                                       1.9%
     BOEING CORP                                                                               8,200                317,996
     LOCKHEED MARTIN CORP                                                                     30,200              1,409,434
     NORTHROP GRUMMAN CORP                                                                     6,900                695,589
     UNITED TECHNOLOGIES                                                                       3,500                226,205
                                                                                                           ----------------
                                                                                                                  2,649,224
                                                                                                           ----------------

AIRLINES                                                                        0.5%
     SOUTHWEST AIRLINES CO.                                                                   35,650                658,812
                                                                                                           ----------------

AUTOMOTIVE                                                                      0.7%
     FORD MOTOR CO. DEL                                                                       22,421                352,458
     GENERAL MOTORS CORP                                                                      12,800                622,080
                                                                                                           ----------------
                                                                                                                    974,538
                                                                                                           ----------------


AUTOMOTIVE PARTS & EQUIPMENT                                                    0.4%
     ITT INDUSTRIES INC.                                                                       2,800                141,400
     LEAR CORP.                                                                              *10,900                415,726
                                                                                                           ----------------
                                                                                                                    557,126
                                                                                                           ----------------

BANKING                                                                        14.6%
     AUST & NZ BANKING GROUP                                                                  40,800              1,864,152
     BANKNORTH GROUP, INC.                                                                    25,900                583,268
     CITIGROUP INC.                                                                          159,600              8,056,608
     COMMERCE BANCSHARES INC.                                                                  9,555                372,549
     PNC BANK CORP                                                                            41,600              2,337,920
     US BANCORP                                                                               59,131              1,237,612
     UNIONBANCAL CORPORATION                                                                  68,000              2,584,000
     WACHOVIA CORP                                                                            72,800              2,283,008
     WESTPAC BANKING ADR                                                                      25,333              1,024,973
                                                                                                           ----------------
                                                                                                                 20,344,090
                                                                                                           ----------------

BEVERAGES - DOMESTIC                                                            0.9%
     PEPSICO INC.                                                                             26,300              1,280,547
                                                                                                           ----------------



ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
BROADCASTING                                                                 3.0%
     CLEAR CHANNEL COMMUNICATIONS                                                            *20,200              1,028,382
     LIBERTY MD                                                                              158,600              2,220,400
     SCRIPPS CO- CL-A                                                                         13,200                871,200
                                                                                                           ----------------
                                                                                                                  4,119,982
                                                                                                           ----------------

BUSINESS SERVICES                                                            1.4%
     FIRST DATA CORP.                                                                         24,100              1,890,645
                                                                                                           ----------------

CHEMICALS                                                                    2.6%
     AIR PRODUCTS & CHEMICALS                                                                 22,500              1,055,475
     DU PONT E I DE NEMOURS                                                                   37,900              1,611,129
     ROHM & HAAS CO.                                                                          28,900              1,000,807
                                                                                                           ----------------
                                                                                                                  3,667,411
                                                                                                           ----------------

COMPUTER SOFTWARE                                                            0.2%
     ENTERASYS NETWORKS                                                                      *34,900                308,865
                                                                                                           ----------------

COMPUTERS                                                                    0.5%
     CISCO SYSTEMS                                                                           *15,800                286,138
     COMPAQ COMPUTER CORP.                                                                    45,200                441,152
                                                                                                           ----------------
                                                                                                                    727,290
                                                                                                           ----------------

CONSUMER GOODS & SERVICES                                                    0.1%
     ARAMARK CORP-B                                                                           *6,000                161,400
                                                                                                           ----------------

CONTAINERS & PACKAGING                                                       0.2%
     SMURFIT-STONE CONTAINER CORP                                                            *20,400                325,788
                                                                                                           ----------------

COSMETICS                                                                    1.9%
     KIMBERLY-CLARK CORP                                                                      28,200              1,686,360
     ESTEE LAUDER CO.                                                                         31,300              1,003,478
                                                                                                           ----------------
                                                                                                                  2,689,838
                                                                                                           ----------------

ELECTRIC UTILITY                                                             4.9%
     ALLEGHENY ENERGY, INC.                                                                   21,400                775,108
     DOMINION RESOURCES                                                                       11,500                691,150
     EXELON CORP                                                                              46,037              2,204,252
     FPL GROUP, INC.                                                                          18,400              1,037,760
     FIRSTENERGY CORP.                                                                        32,400              1,133,352
     PINNACLE WEST CAP                                                                        22,200                929,070
                                                                                                           ----------------
                                                                                                                  6,770,692
                                                                                                           ----------------

ELECTRICAL & ELECTRONIC                                                      0.4%
     SPX CORP.                                                                                *3,800                520,220
                                                                                                           ----------------


                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.



ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
ELECTRONICS                                                                  1.5%
     CONEXANT SYSTEMS INC.                                                                   *32,100                460,956
     MOTOROLA, INC.                                                                           51,000                766,020
     NATIONAL SEMICONDUCTOR                                                                  *29,600                911,384
                                                                                                           ----------------
                                                                                                                  2,138,360
                                                                                                           ----------------

ENERGY                                                                       0.6%
     CDYNEGY INC                                                                              21,800                555,900
     HELMERICH & PAYNE                                                                         8,500                283,730
                                                                                                           ----------------
                                                                                                                    839,630
                                                                                                           ----------------

ENTERTAINMENT                                                                0.8%
     SIX FLAGS, INC.                                                                         *16,400                252,232
     USA NETWORKS INC.                                                                       *33,700                920,347
                                                                                                           ----------------
                                                                                                                  1,172,579
                                                                                                           ----------------

FINANCIAL SERVICES                                                           8.2%
     FREDDIE MAC                                                                              15,000                981,000
     FANNIE MAE                                                                               46,100              3,664,950
     J.P. MORGAN CHASE & CO.                                                                  42,600              1,548,510
     MERRILL LYNCH & CO.                                                                      69,400              3,617,128
     WASHINGTON MUTUAL   INC.                                                                 51,250              1,675,875
                                                                                                           ----------------
                                                                                                                 11,487,463
                                                                                                           ----------------

FOOD PRODUCTS                                                                2.9%
     CONAGRA                                                                                  75,000              1,782,750
     PROCTER & GAMBLE CO                                                                      28,200              2,231,466
                                                                                                           ----------------
                                                                                                                  4,014,216
                                                                                                           ----------------

HEALTH CARE                                                                  0.6%
     MCKESSON HBOC INC.                                                                       22,900                856,460
                                                                                                           ----------------

HOTELS & LODGING                                                             0.2%
     MGM GRAND, INC                                                                          *10,100                291,587
                                                                                                           ----------------

INSURANCE                                                                    6.1%
     AMER INT'L GROUP                                                                         27,450              2,179,530
     CIGNA CORP                                                                                5,100                472,515
     MBIA INC.                                                                                51,750              2,775,353
     MARSH MCLENNAN COS COM                                                                   15,600              1,676,220
     XL CAPITAL LTD. CLASS-A                                                                  15,500              1,416,080
                                                                                                           ----------------
                                                                                                                  8,519,698
                                                                                                           ----------------

LEISURE & TOURISM                                                            0.7%
     SABRE HOLDINGS                                                                          *23,701              1,003,737
                                                                                                           ----------------



ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.



ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
MACHINERY & EQUIPMENT                                                        1.1%
     CATERPILLAR, INC.                                                                        14,200                741,950
     THERMO ELECTRON CORP                                                                    *31,500                751,590
                                                                                                           ----------------
                                                                                                                  1,493,540
                                                                                                           ----------------

MANUFACTURING-CONSUMER GOODS                                                 0.8%
     EASTMAN KODAK CO.                                                                        17,200                506,196
     MINN. MINING & MANUFCTRNG                                                                 4,600                543,766
                                                                                                           ----------------
                                                                                                                  1,049,962
                                                                                                           ----------------

MEDICAL EQUIPMENT & SUPPLIES                                                 2.5%
     BECTON DICKINSON                                                                         11,200                371,280
     TYCO INTERNATIONAL                                                                       53,000              3,121,700
                                                                                                           ----------------
                                                                                                                  3,492,980
                                                                                                           ----------------

MEDICAL SERVICES                                                             0.6%
     TENET HEALTHCARE CORP                                                                   *13,400                786,848
                                                                                                           ----------------

METAL-ALUMINUM                                                               0.1%
     ANTHEM INC                                                                               *4,000                198,000
                                                                                                           ----------------

METALS & MINING                                                              0.9%
     ALCOA INC.                                                                               34,900              1,240,695
                                                                                                           ----------------

OFFICE PROPERTIES                                                            0.6%
     EQUITY OFFICE PROPERTIES                                                                 29,100                875,328
                                                                                                           ----------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         2.8%
     AVERY DENNISON CORP.                                                                     15,300                864,909
     HEWLETT-PACKARD COMPANY                                                                  45,700                938,678
     I B M                                                                                    15,800              1,911,168
     PITNEY BOWES INC                                                                          6,400                240,704
                                                                                                           ----------------
                                                                                                                  3,955,459
                                                                                                           ----------------

OIL & GAS EXPLOR PROD & SER                                                  9.5%
     ECHEVRONTEXACO CORP                                                                      37,200              3,333,492
     EL PASO CORP                                                                             37,300              1,663,953
     EXXON MOBIL CORP COM                                                                    188,100              7,392,330
     ROWAN COMPANIES INC                                                                     *16,800                325,416
     ROYAL DUTCH PETRO-NY SHRS                                                                11,700                573,534
                                                                                                           ----------------
                                                                                                                 13,288,725
                                                                                                           ----------------



                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
PAPER PRODUCTS                                                               0.9%
     BOWATER, INC                                                                             20,000                954,000
     WEYERHAUESER                                                                              6,100                329,888
                                                                                                           ----------------
                                                                                                                  1,283,888
                                                                                                           ----------------

PETROLEUM-REFINING                                                           0.4%
     ASHLAND INC                                                                              10,500                483,840
                                                                                                           ----------------

PHARMACEUTICALS                                                              3.8%
     ABBOTT LABS                                                                              27,400              1,527,550
     LILLY (ELI), AND CO.                                                                     22,600              1,775,004
     PHARMACIA CORP.                                                                          47,261              2,015,682
                                                                                                           ----------------
                                                                                                                  5,318,236
                                                                                                           ----------------

PRINTING & PUBLISHING                                                        0.6%
     GANNETT COMPANY, INC.                                                                    12,700                853,821
                                                                                                           ----------------

RAILROADS                                                                    0.4%
     CANADIAN NATIONAL RAILWAY                                                                11,100                535,908
                                                                                                           ----------------

RESTAURANTS                                                                  0.9%
     MCDONALD'S CORP.                                                                         45,800              1,212,326
                                                                                                           ----------------

RETAIL STORES                                                                5.2%
     BLOCKBUSTER INC.                                                                         40,800              1,028,160
     CVS CORP                                                                                 19,400                574,240
     FAMILY DOLLAR STORES                                                                     70,300              2,107,594
     KIMCO REALTY CORP.                                                                       23,850                779,657
     ROSS STORES, INC.                                                                        26,900                862,952
     SAFEWAY, INC.                                                                           *43,900              1,832,825
                                                                                                           ----------------
                                                                                                                  7,185,428
                                                                                                           ----------------

REAL ESTATE                                                                  0.4%
     SECURITY CAPITAL CORP                                                                   *19,600                497,252
                                                                                                           ----------------

TEXTILE PRODUCTS                                                             0.3%
     JONES APPAREL GROUP                                                                     *13,700                454,429
                                                                                                           ----------------

TOBACCO                                                                      2.1%
     PHILIP MORRIS COS., INC.                                                                 24,200              1,109,570
     RJ REYNOLDS TOBACCO HLDGS                                                                31,000              1,745,300
                                                                                                           ----------------
                                                                                                                  2,854,870
                                                                                                           ----------------

TRANSPORTATION & SHIPPING                                                    0.2%
     FEDEX CORP                                                                               *6,500                337,220
                                                                                                           ----------------



ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.



ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
TELECOMMUNICATIONS                                                           9.4%
     A T & T CORP                                                                            105,800              1,919,212
     ADELPHIA COMMUNICATIONS                                                                 *34,400              1,072,592
     BELLSOUTH                                                                                30,800              1,175,020
     QWEST COMMUNICATIONS INTL                                                                33,824                477,933
     SBC COMMUNICATIONS INC                                                                   48,600              1,903,662
     SPRINT                                                                                   39,500                793,160
     VERIZON COMMUNICATIONS                                                                  100,300              4,760,238
     WORLDCOM INC-WORLDCOM GROUP                                                             *75,750              1,066,560
                                                                                                           ----------------
                                                                                                                 13,168,377
                                                                                                           ----------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                    0.1%
     VITESSE SEMICOND CORP                                                                    *8,600                106,898
                                                                                                           ----------------

UTILITIES - TELECOMMUNICATIONS                                               0.5%
     ALLTEL CORP.                                                                             11,200                691,376
                                                                                                           ----------------

TOTAL COMMON STOCKS (Cost $138,286,842)                                                                         139,335,603
                                                                                                           ----------------

TOTAL INVESTMENTS - 100% (Cost $138,446,087)                                                               $    139,495,024
                                                                                                           ================

*Non-dividend producing as of December 31, 2001

At December 31, 2001, the Fund's open future contracts were as follows:

     Number of                      Opening                           Face                Market
     Contracts                   Contract Type                       Amount                Value
------------------------------------------------------------------------------------------------
         8              Standard & Poor's 500, 3/14/02            $2,337,464          $2,298,400

                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments
GROWTH FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
COMMON STOCKS - 100%
AUTOMOTIVE                                                                   1.1%
     UNITED TECHNOLOGIES                                                                       3,700       $        239,131
                                                                                                           ----------------

BANKING                                                                      1.5%
     CITIGROUP INC.                                                                            6,216                313,784
                                                                                                           ----------------

BEVERAGES - DOMESTIC                                                         3.3%
     COCA-COLA CO.                                                                             8,300                391,345
     PEPSICO INC.                                                                              6,300                306,747
                                                                                                           ----------------
                                                                                                                    698,092
                                                                                                           ----------------

COMMUNICATIONS EQUIPMENT                                                     3.9%
     AMERICAN TOWER CORP.                                                                    *17,405                164,825
     QUALCOMM, INC.                                                                           *6,400                323,200
     RF MIRCO DEVICES, INC.                                                                  *17,300                332,679
                                                                                                           ----------------
                                                                                                                    820,704
                                                                                                           ----------------

COMMERCIAL SERVICES                                                          2.5%
     CENDANT CORPORATION                                                                     *27,100                531,431
                                                                                                           ----------------

COMPUTER SOFTWARE                                                            7.9%
     MICROSOFT                                                                               *21,680              1,436,300
     PEREGRINE SYSTEMS, INC.                                                                 *15,700                232,831
                                                                                                           ----------------
                                                                                                                  1,669,131
                                                                                                           ----------------

COMPUTERS                                                                    9.6%
     CISCO SYSTEMS                                                                           *31,500                570,465
     INTEL CORPORATION                                                                        39,790              1,251,396
     MICRON TECH. INC.                                                                        *6,600                204,600
                                                                                                           ----------------
                                                                                                                  2,026,461
                                                                                                           ----------------

DRUGS                                                                        1.6%
     SEPRACOR, INC.                                                                           *6,000                342,360
                                                                                                           ----------------

ELECTRICAL & ELECTRONIC                                                      1.3%
     GEMSTAR INTL GROUP                                                                      *10,000                277,000
                                                                                                           ----------------

ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.



ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
ELECTRICAL EQUIPMENT                                                         4.5%
     GENERAL ELECTRIC CO.                                                                     23,345                935,668
                                                                                                           ----------------

ELECTRONICS                                                                  5.5%
     ADVANCED MICRO DEVICES                                                                  *15,700                249,002
     ANALOG DEVICES INC.                                                                      *4,900                217,511
     TEXAS INSTRUMENTS INC                                                                    12,325                345,100
     FLEXTRONICS                                                                              14,500                347,855
                                                                                                           ----------------
                                                                                                                  1,159,468
                                                                                                           ----------------

ENTERTAINMENT                                                                2.2%
     USA NETWORKS INC.                                                                       *17,100                467,001
                                                                                                           ----------------

FINANCIAL SERVICES                                                           0.9%
     FREDDIE MAC                                                                               3,000                196,200
                                                                                                           ----------------

FOOD PRODUCTS                                                                1.6%
     PROCTER & GAMBLE CO                                                                       4,100                324,433
                                                                                                           ----------------

INFORMATIONAL SERVICES                                                       3.5%
     AOL TIME WARNER                                                                         *22,855                733,646
                                                                                                           ----------------

INSURANCE                                                                    3.7%
     AMER INT'L GROUP                                                                          2,900                230,260
     ST. PAUL CO.                                                                              8,025                352,859
     XL CAPITAL LTD. CLASS-A                                                                   2,200                200,992
                                                                                                           ----------------
                                                                                                                    784,111
                                                                                                           ----------------

INVESTMENT COMPANY                                                           4.1%
     SPDR TR UNIT SERIES 1                                                                     7,600                868,148
                                                                                                           ----------------

MEDICAL EQUIPMENT & SUPPLIES                                                 9.0%
     BAXTER INTERNATIONAL                                                                      5,580                299,255
     FOREST LAB INC                                                                           *4,400                360,580
     JOHNSON & JOHNSON                                                                         7,900                466,890
     ST. JUDE MEDICAL INC                                                                     *4,700                364,955
     TYCO INTERNATIONAL                                                                        6,700                394,630
                                                                                                           ----------------
                                                                                                                  1,886,310
                                                                                                           ----------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         2.9%
     I B M                                                                                     5,100                616,896
                                                                                                           ----------------

OIL & GAS EXPLOR PROD & SER                                                  2.5%
     ANADARKO PETROLEUM                                                                        4,905                278,849
     NOBLE DRILLING CORP                                                                      *7,300                248,492
                                                                                                           ----------------
                                                                                                                    527,341
                                                                                                           ----------------

                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
PHARMACEUTICALS                                                             14.8%
     ABBOTT LABS                                                                               5,700                317,775
     AMERICAN HOME PRODUCTS                                                                    3,600                220,896
     AMGEN INC                                                                                *3,700                208,828
     ANDRX GROUP                                                                              *1,500                105,615
     BIOGEN, INC.                                                                             *8,900                510,415
     GENZYME CORPORATION                                                                      *3,920                234,651
     PFIZER INC.                                                                              28,035              1,117,195
     PHARMACIA CORP.                                                                           4,555                194,271
     SCHERING-PLOUGH CORP.                                                                     5,700                204,117
                                                                                                           ----------------
                                                                                                                  3,113,763
                                                                                                           ----------------

RETAIL STORES                                                                9.5%
     HOME DEPOT INC                                                                           14,405                734,799
     TARGET CORP                                                                              11,400                467,970
     WAL-MART STORES, INC.                                                                    13,840                796,492
                                                                                                           ----------------
                                                                                                                  1,999,261
                                                                                                           ----------------

TECHNOLOGY                                                                   1.1%
     MERCURY INTERACTIVE CORP.                                                                *6,860                233,103
                                                                                                           ----------------

TELECOMMUNICATIONS                                                           1.5%
     SPRINT CORP  PCS                                                                        *13,000                317,330
                                                                                                           ----------------

TOTAL COMMON STOCKS - 100% (Cost $21,373,901)                                                              $     21,080,772
                                                                                                           ================

*Non-dividend producing as of December 31, 2001

ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments
INTERNATIONAL FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
COMMON STOCKS - 100.0%
AEROSPACE                                                                    0.8%
     BOMBARDIER INC 'B'                                                                       14,800       $        152,983
                                                                                                           ----------------

AIRLINES                                                                     2.5%
     BAA PLC                                                                                   8,300                 66,862
     BRITISH AIRWAYS                                                                          69,900                200,160
     DEUTSCHE LUFTHANSA                                                                        8,300                111,591
     JAPAN AIRLINES CO. LTD.                                                                  36,000                 86,251
                                                                                                           ----------------
                                                                                                                    464,864
                                                                                                           ----------------

APPAREL                                                                      0.5%
     HENNES & MAURITZ AB-B                                                                     4,800                 99,298
                                                                                                           ----------------

AUTOMOTIVE                                                                   1.2%
     BAYERISCHE MOTOREN WERKE                                                                  3,100                109,165
     HONDA MOTOR Y50                                                                           2,700                107,745
                                                                                                           ----------------
                                                                                                                    216,909
                                                                                                           ----------------

BANKING                                                                      9.8%
     BARCLAYS                                                                                  8,600                284,752
     ROYAL BANK OF SCOTLAND                                                                    9,300                226,311
     BANK OF IRELAND                                                                          23,000                216,562
     ALLIED IRISH BANKS PLC                                                                   13,200                152,789
     BANQUE NATL DE PARIS                                                                      2,200                196,862
     BANC NAZIONALE DEL LAVARO                                                                35,100                 71,099
     DEUTSCHE BANK AG - REG                                                                    3,000                211,821
     NATIONAL AUS BANK                                                                         4,800                 78,282
     UTD OVERSEA BNK LOC                                                                      12,000                 82,535
     CREDIT SUISSE GROUP                                                                      *3,300                140,722
     RUECKVERSICHER                                                                            1,600                160,936
                                                                                                           ----------------
                                                                                                                  1,822,670
                                                                                                           ----------------

BANKING & FINANCIAL SERVICES                                                 2.2%
     ABBEY NATIONAL                                                                           11,500                163,858
     BANCO POPULAR ESPANOL                                                                     4,900                160,902
     COMMONWEALTH BK OF AU                                                                     5,200                 79,695
                                                                                                           ----------------
                                                                                                                    404,454
                                                                                                           ----------------

BREWERY                                                                      0.8%
     INTERBREW                                                                                 5,700                156,061
                                                                                                           ----------------

BIOTECHNOLOGY                                                                1.1%
     SERONO SA ADR                                                                             9,400                208,586
                                                                                                           ----------------


                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
BROADCASTING                                                                 1.8%
     BRITISH SKY BRDCSTNG-BPS                                                                 13,400                146,562
     MEDIA SET                                                                                16,700                122,077
     TV FRANCAISE                                                                              2,900                 73,306
                                                                                                           ----------------
                                                                                                                    341,944
                                                                                                           ----------------

BUILDING PRODUCTS                                                            1.4%
     HANSON PLC                                                                               17,600                120,456
     LYONNAISE DES EAUX                                                                        4,800                145,309
                                                                                                           ----------------
                                                                                                                    265,765
                                                                                                           ----------------

BUSINESS SERVICES                                                            0.8%
     VIVENDI UNIVERSAL                                                                         2,800                153,323
                                                                                                           ----------------

CHEMICALS                                                                    4.1%
     BASF AG                                                                                   4,100                152,775
     AKZO NOBEL NV                                                                             4,400                196,471
     NLG - DSM NV                                                                              3,300                120,497
     SHIN ETSU CHEM                                                                            4,100                147,345
     NOVARTIS AG-REG                                                                           4,367                157,816
                                                                                                           ----------------
                                                                                                                    774,904
                                                                                                           ----------------

COMMUNICATIONS EQUIPMENT                                                     0.9%
     AMDOCS LTD ORD                                                                            5,000                169,850
                                                                                                           ----------------

COMMERCIAL SERVICES                                                          0.6%
     GEMINI SA                                                                                 1,500                108,314
                                                                                                           ----------------

COMPUTER SOFTWARE                                                            0.7%
     INR INFOSYS TECHNOLOGIES                                                                  1,600                135,168
                                                                                                           ----------------

COMPUTERS                                                                    1.0%
     ASM LITHOGRAPHY ADR                                                                      10,500                179,025
                                                                                                           ----------------

CONSTRUCTION - FOREIGN                                                       0.8%
     ACCENTURE LTD                                                                             5,900                158,828
                                                                                                           ----------------

CONSUMER GOODS & SERVICES                                                    0.7%
     LUXOTTICA GROUP SPA ADR                                                                   8,200                135,136
                                                                                                           ----------------

COSMETICS                                                                    0.8%
     L'OREAL                                                                                   2,100                151,266
                                                                                                           ----------------

DATA PROCESSING & REPRODUCTION                                               1.0%
     RICOH LTD.                                                                               10,000                186,174
                                                                                                           ----------------



ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
DIVERSIFIED                                                                  2.2%
     BILLITON PLC                                                                             25,200                127,267
     INVENSYS PLC                                                                             42,300                 74,185
     E.ON AG                                                                                   3,900                202,792
                                                                                                           ----------------
                                                                                                                    404,244
                                                                                                           ----------------

ELECTRIC UTILITY                                                             1.0%
     POWERGEN PLC                                                                             17,400                192,844
                                                                                                           ----------------

ELECTRICAL & ELECTRONIC                                                      1.2%
     FURUKAWA ELECTRIC CO.                                                                    16,000                 84,969
     TAIWAN SEMI-CONDUCTOR-ADR                                                                *8,200                140,794
                                                                                                           ----------------
                                                                                                                    225,763
                                                                                                           ----------------

ELECTRICAL EQUIPMENT                                                         2.1%
     SAMSUNG ELECTRONICS-GDR                                                                   1,500                172,500
     KEYENCE CORP.                                                                               600                 99,756
     SMC CORPORATION                                                                           1,200                122,143
                                                                                                           ----------------
                                                                                                                    394,398
                                                                                                           ----------------

ELECTRONICS                                                                  7.9%
     DIXONS GROUP                                                                             35,700                122,102
     ARM HOLDINGS                                                                            *17,300                 90,895
     INFINEON TECHNOLOGIES AG                                                                  6,200                129,728
     STMICROELECTRONICS                                                                        3,400                109,133
     PHILIPS ELECTRONICS                                                                       4,900                145,632
     FANUC, LTD.                                                                               2,800                119,213
     MURATA MANUFACTURING                                                                      2,500                149,931
     SANYO ELECTRIC CO.                                                                       39,000                184,198
     SHARP CORPORATION                                                                         8,000                 93,575
     SONY CORPORATION                                                                          5,200                237,662
     FLEXTRONICS                                                                               3,600                 86,364
                                                                                                           ----------------
                                                                                                                  1,468,434
                                                                                                           ----------------

ENVIRONMENTAL SERVICES                                                       0.9%
     RENTOKIL INITIAL                                                                         40,100                159,912
                                                                                                           ----------------

FINANCIAL SERVICES                                                           3.8%
     MAN GROUP PLC                                                                             3,100                 53,239
     LLOYDS TSB GROUP                                                                         19,500                210,868
     MUENCHENER RUECKVER                                                                         700                190,095
     NOMURA SECURITIES                                                                         9,000                115,367
     ORIX CORPORATION                                                                          1,500                134,366
                                                                                                           ----------------
                                                                                                                    703,935
                                                                                                           ----------------

FOOD PRODUCTS                                                                2.0%
     DIAGEO PLC                                                                               19,500                222,646
     UNILEVER PLC                                                                             18,900                154,041
                                                                                                           ----------------
                                                                                                                    376,686
                                                                                                           ----------------


                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
FOREST PRODUCTS                                                              0.5%
     STORA ENSO OYJ R SHRS                                                                     7,300                 93,466
                                                                                                           ----------------

GAS & ELECTRIC UTILITY                                                       0.7%
     BG GROUP                                                                                 30,400                122,779
                                                                                                           ----------------

HEALTH CARE                                                                  1.1%
     FRESENIUS MEDICAL CARE                                                                    1,700                105,198
     ROCHE HOLDINGS                                                                           *1,361                 97,139
                                                                                                           ----------------
                                                                                                                    202,337
                                                                                                           ----------------

HOUSEWARES                                                                   0.5%
     ASAHI GLASS COMPANY                                                                      16,000                 94,613
                                                                                                           ----------------

INSURANCE                                                                    4.8%
     RAS                                                                                      19,200                226,170
     MANULIFE FINANCIAL CORP                                                                   8,000                208,480
     AEGON                                                                                     5,600                151,578
     CONVERIUM HOLDING AG                                                                     *2,000                 97,212
     FORTIS (NL) NV                                                                            8,600                222,826
                                                                                                           ----------------
                                                                                                                    906,265
                                                                                                           ----------------

INTERNET CONTENT                                                             0.6%
     CHECK POINT SOFTWARE TECH                                                                 2,800                111,692
                                                                                                           ----------------

MANUFACTURING - MISCELLANEOUS                                                0.7%
     SIEMENS AG NPV (REGD)                                                                     1,900                126,625
                                                                                                           ----------------

MEDICAL EQUIPMENT & SUPPLIES                                                 2.8%
     BIOVAIL CORP                                                                             *3,100                174,375
     SANOFI-SYNTHELABO SA                                                                      3,000                223,841
     NOVO NORDISK A/S-B                                                                        3,100                126,778
                                                                                                           ----------------
                                                                                                                    524,994
                                                                                                           ----------------

MINERALS                                                                     0.6%
     BROKEN HILL PROPR                                                                        20,000                107,497
                                                                                                           ----------------

OIL & GAS EXPLOR PROD & SER                                                  8.0%
     CENTRICA PLC                                                                             59,300                191,168
     BP AMOCO PLC                                                                             11,800                 91,537
     TOTAL S.A. 'B'                                                                            2,148                306,770
     PANCANADIAN ENERGY                                                                        3,700                 95,730
     ENTE NAZ IDROC                                                                           13,200                165,482
     SCHLUMBERGER LTD.                                                                         2,000                109,900
     SUNCOR ENERGY                                                                             6,700                219,939
     TALISMAN ENERGY - ADR                                                                     4,500                170,325
     GLOBALSANTAFE CORP                                                                        5,200                148,304
                                                                                                           ----------------
                                                                                                                  1,499,154
                                                                                                           ----------------



ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
PAPER PRODUCTS                                                               0.6%
     JP NIPPON UNIPAC HOLDING                                                                     13                 58,027
     OJI PAPER CO.                                                                            15,000                 59,629
                                                                                                           ----------------
                                                                                                                    117,656
                                                                                                           ----------------

PHARMACEUTICALS                                                              4.2%
     SHIRE PHARMACEUTICALS                                                                   *10,500                131,729
     AVENTIS                                                                                   2,800                198,821
     UCB SA (BEL)                                                                              1,800                 72,874
     EISAI CO                                                                                  4,000                 99,496
     TAKEDA CHEMICAL IND.                                                                      2,000                 90,493
     TEVA PHARMACEUTICAL-ADR                                                                   3,100                191,053
                                                                                                           ----------------
                                                                                                                    784,467
                                                                                                           ----------------

PRINTING & PUBLISHING                                                        1.6%
     DAI NIPPON PRINTING                                                                       9,000                 89,959
     NEWS CORP                                                                                27,100                216,711
                                                                                                           ----------------
                                                                                                                    306,670
                                                                                                           ----------------

RETAIL STORES                                                                4.6%
     GREAT UNIV STORES                                                                        20,000                186,438
     MARKS & SPENCER - BPS                                                                    32,100                170,524
     LOBLAW COMPANIES                                                                          5,300                172,654
     ITO YOKADO CO.                                                                            3,000                135,510
     CASTORAMA DUBOIS INV                                                                      3,900                200,882
                                                                                                           ----------------
                                                                                                                    866,008
                                                                                                           ----------------

REAL ESTATE                                                                  0.6%
     SUN HUNG KAI PRPRTS                                                                      14,000                113,108
                                                                                                           ----------------

STEEL                                                                        1.9%
     CORUS GROUP PLC                                                                         *46,300                 48,181
     USINOR                                                                                   11,200                140,110
     NIPPON STEEL CORP.                                                                      112,000                161,514
                                                                                                           ----------------
                                                                                                                    349,804
                                                                                                           ----------------

TECHNOLOGY-SOFTWARE                                                          0.8%
     AKTIENGESELLSCHAFT                                                                        4,400                140,492
                                                                                                           ----------------

TEXTILE PRODUCTS                                                             0.3%
     INDITEX (ESP)                                                                            *3,200                 61,002
                                                                                                           ----------------



                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
TELECOMMUNICATIONS                                                           8.5%
     AMERICA MOVIL S-L - ADR                                                                   7,400                144,152
     VODAFONE                                                                                 83,600                218,402
     TELECOM ITALIA                                                                           23,800                132,867
     KOREA TELECOM CORP.                                                                       6,600                134,178
     HELLENIC TELECOM                                                                          7,500                122,204
     TELEFONICA DE ESPANA                                                                    *12,400                165,941
     PORTUGAL TELECOM SA                                                                     *16,800                130,885
     NTT MOBILE COMM                                                                              11                129,254
     NOKIA CORP ADR                                                                            7,700                188,881
     NEC CORPORATION                                                                          12,000                122,417
     SINGAPORE TELECOM                                                                        99,000                 94,362
                                                                                                           ----------------
                                                                                                                  1,583,545
                                                                                                           ----------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                    1.4%
     MATSUSHITA COMM. IND.                                                                     1,400                 37,922
     ORANGE SA                                                                               *23,800                215,724
                                                                                                           ----------------
                                                                                                                    253,646
                                                                                                           ----------------

UTILITIES - TELECOMMUNICATIONS                                               0.6%
     SWISSCOM                                                                                    400                110,824
                                                                                                           ----------------

TOTAL COMMON STOCKS - 100% (Cost $18,635,026)                                                              $     18,688,382
                                                                                                           ================

*Non-dividend producing as of December 31, 2001


ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.



ACTIVA Statement of Assets and Liabilities

                                         MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
As of December 31, 2001                     FUND             BOND FUND      VALUE FUND        GROWTH FUND          FUND
                                        -------------     -------------    -------------     -------------    -------------
ASSETS
Investments at value                      $41,715,713      $163,007,758     $139,495,024       $21,080,772      $18,688,382
Cash                                              476         2,292,416        3,107,839                --          878,842
Receivables:
Investments sold                                  --                --               --            331,184           23,647
     Investment income                         84,848         1,835,440          173,538            15,982           11,036
Other assets                                    1,774             2,314           47,788               460           55,195
Foreign currency holdings                         --                --               --                --               783
                                        -------------     -------------    -------------     -------------    -------------
Total Assets                               41,802,811       167,137,928      142,824,189        21,428,398       19,657,885
                                        -------------     -------------    -------------     -------------    -------------

LIABILITIES
Payables:
Investments purchased                             --                --               --            419,782          127,779
     Income payable                            66,085               --               --                --               --
     Advisory fees                             36,819           141,577          175,173            35,760           41,128
     Transfer agent fees                        1,633               176           44,897             1,071              536
     12b-1 fees                                    -             63,280           51,979             7,663            7,258
     Service fees                              15,779            63,280           52,552             7,663            7,258
     Variation margin                             --                --            20,200               --               --
Other liabilities                                 --                --               --             35,160              139
Accrued expenses                                7,360            10,719           15,772             9,052           14,702
                                        -------------     -------------    -------------     -------------    -------------
Total Liabilities                             127,676           279,032          360,573           516,151          198,800
                                        -------------     -------------    -------------     -------------    -------------

NET ASSETS                                $41,675,135      $166,858,896     $142,463,616       $20,912,247      $19,459,085
                                        =============     =============    =============     =============    =============

SHARES OUTSTANDING                         41,690,711        16,055,230       20,791,073         2,806,766        2,872,867
                                        =============     =============    =============     =============    =============

NET ASSET VALUE PER SHARE                       $1.00            $10.39                              $7.45            $6.77


Class A based on net assets of
$140,823,782 and 20,551,973
shares outstanding                                                                 $6.85

Class R based on net assets of
$1,639,834 and 239,100
shares outstanding                                                                 $6.86


                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.


ACTIVA Statement of Operations
For the year ended December 31, 2001

                                         MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
                                            FUND             BOND FUND       VALUE FUND       GROWTH FUND         FUND
                                        -------------     -------------    -------------     -------------     ------------
INVESTMENT INCOME
Interest                                   $2,023,097       $10,256,165         $133,158           $21,172          $38,372
Dividends                                         --                --         2,821,882           169,959          267,676
Miscellaneous                                   1,322            41,181           62,860             6,944           37,067
                                        -------------     -------------    -------------     -------------     ------------
Total Investment Income                     2,024,419        10,297,346        3,017,900           198,075          343,115
                                        -------------     -------------    -------------     -------------     ------------

EXPENSES
Advisory fees                                 162,921           547,891          753,154           161,559          186,973
12b-1 fees                                        --            242,432          223,544            34,663           32,995
Service fees                                   69,824           242,432          225,948            34,663           32,995
Shareholder report                              2,944             1,438           51,019             2,271            1,712
Fund accounting fees                           39,449            63,535           69,648            41,860           48,423
Audit fees                                     14,397            14,397           14,397            14,397           14,397
Custodian fees                                 13,325            18,392           41,837            18,748           44,970
Insurance                                       1,774             2,314            2,548               460              617
Legal fees                                     10,793            16,295           10,793            10,793           10,793
Organization expense                              --                --            30,981               --               --
Registration fees                               2,378             5,776            5,842             1,366            1,316
Transfer agent fees                             6,876               621          182,749             4,388            2,276
Transfer agent fees - Class R                     --                --             3,204               --                --
                                        -------------     -------------    -------------     -------------     ------------
Total Expenses                                324,681         1,155,523        1,615,664           325,168          377,467
                                        -------------     -------------    -------------     -------------     ------------

Net Investment Income (Loss)                1,699,738         9,141,823        1,402,236          (127,093)         (34,352)
                                        -------------     -------------    -------------     -------------     ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

     Net realized gain (loss) on
        security transactions                  (2,145)        2,403,219        5,661,129        (5,774,725)      (8,046,106)
     Net realized gain (loss) on
        foreign currency transactions              --                --               --                --         (139,425)
     Net realized gain (loss) on
        futures contracts                          --                --         (347,602)               --               --
     Changes in net unrealized
        appreciation or depreciation
        of investments
        and foreign currency                      --          1,609,724      (18,298,536)         (601,723)         299,156
                                        -------------     -------------    -------------     -------------     ------------
Net Gain (Loss) on Investments                 (2,145)        4,012,943      (12,985,009)       (6,376,448)      (7,886,375)
                                        -------------     -------------    -------------     -------------     ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                       $1,697,593       $13,154,766     ($11,582,773)      ($6,503,541)     ($7,920,727)
                                        =============     =============    =============     =============     ============



ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Statement of Changes in Net Assets


                                             MONEY MARKET FUND          INTERMEDIATE BOND FUND             VALUE FUND
                                            YEAR           YEAR          YEAR           YEAR          YEAR           YEAR
                                            ENDED          ENDED         ENDED          ENDED         ENDED          ENDED
                                          12/31/01       12/31/00      12/31/01       12/31/00      12/31/01       12/31/00
                                         -------------------------     -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                     $1,699,738    $5,386,662     $9,141,823    $10,002,403    $1,402,236     $1,816,027
Net realized gain (loss) on investments       (2,145)      (11,962)     2,403,219       (355,974)    5,313,527        134,971
Net increase (decrease) in unrealized
     appreciation                                 --            --      1,609,724      5,330,038   (18,298,536)    18,500,493
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net increase (decrease) in net assets
     resulting from operations             1,697,593     5,374,700     13,154,766     14,976,467   (11,582,773)    20,451,491

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                              (1,699,737)   (5,386,662)    (9,162,851)    (9,999,328)   (1,322,698)    (1,805,228)
     Class R                                      --            --             --             --       (15,143)       (12,669)
Net realized gain from investment
     transactions:
     Class A                                      --            --       (878,030)            --            --             --
     Class R                                      --            --             --             --            --             --
                                         -----------   -----------   ------------   ------------  ------------   ------------
Total distributions to shareholders       (1,699,737)   (5,386,662)   (10,040,881)    (9,999,328)   (1,337,841)    (1,817,897)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                              25,674,793     8,808,093        196,360      6,702,425     1,313,765     19,807,446
     Class R                                      --            --             --             --     1,481,110        758,776
Net asset value of shares issued to
     shareholders in reinvestment of
     investment income and realized
     gain from security transactions:
     Class A                               1,875,757     5,708,602     10,039,082      9,998,178     1,298,010      1,770,166
     Class R                                      --            --             --             --        15,136         12,669
Payment for shares redeemed:
     Class A                             (33,909,579)  (88,527,142)      (147,575)   (30,099,184)  (19,696,617)   (47,877,587)
     Class R                                      --            --             --             --      (980,943)      (292,734)
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net increase (decrease) in net assets
     derived from capital share
     transactions                         (6,359,029)  (74,010,447)    10,087,867    (13,398,581)  (16,569,539)   (25,821,264)
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net Increase (Decrease) in Net Assets     (6,361,173)  (74,022,409)    13,201,752     (8,421,442)  (29,490,153)    (7,187,670)
Net Assets, beginning of year or period   48,036,308   122,058,717    153,657,144    162,078,586   171,953,769    179,141,439
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net Assets, end of year or period        $41,675,135   $48,036,308   $166,858,896   $153,657,144  $142,463,616   $171,953,769
                                         ===========   ===========   ============   ============  ============   ============

NET ASSETS CONSIST OF:
     Capital                             $41,690,711   $48,049,740   $160,859,649   $150,771,781  $152,887,263   $169,456,802
     Undistributed net investment
        income (loss)                             --            --             --             --         1,855             --
     Return of capital                            --            --        (23,940)        (2,912)           --        (62,540)
     Undistributed net realized gain
        (loss) from investments              (15,576)      (13,432)       648,671       (876,518)  (11,435,374)   (16,748,901)
     Unrealized appreciation
        (depreciation) of
        investments and foreign currency          --            --      5,374,516      3,764,793     1,009,872     19,308,408
                                         -----------   -----------   ------------   ------------  ------------   ------------
                                         $41,675,135   $48,036,308   $166,858,896   $153,657,144  $142,463,616   $171,953,769
                                         ===========   ===========   ============   ============  ============   ============
TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                              25,674,793     8,808,093         18,852        675,059       187,425      2,971,799
     Class R                                      --            --             --             --       206,760        109,833
Reinvested distributions:
     Class A                               1,875,757     5,708,602        966,027      1,009,702       191,447        250,024
     Class R                                      --            --             --             --         2,233          1,789
Shares redeemed:
     Class A                             (33,909,579)  (88,527,142)       (14,025)    (3,018,800)   (2,759,067)    (7,268,608)
     Class R                                      --            --             --             --      (144,023)       (44,221)
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net increase (decrease) in fund shares    (6,359,029)  (74,010,447)       970,854     (1,334,039)   (2,315,225)    (3,979,384)
Shares outstanding, beginning of
     year or period                       48,049,740   122,060,187     15,084,376     16,418,415    23,106,298     27,085,682
                                         -----------   -----------   ------------   ------------  ------------   ------------
Shares outstanding, end of
     year or period                       41,690,711    48,049,740     16,055,230     15,084,376    20,791,073     23,106,298
                                         ===========   ===========   ============   ============  ============   ============



                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.


ACTIVA Statement of Changes in Net Assets continued

                                                                              GROWTH FUND              INTERNATIONAL FUND
                                                                         YEAR           YEAR          YEAR           YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
                                                                       12/31/01       12/31/00      12/31/01       12/31/00
                                                                       -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                                                   ($127,093)     ($141,531)     ($34,352)     ($113,706)
Net realized gain (loss) on investments                                (5,774,725)       914,530    (8,185,531)     2,292,769
Net increase (decrease) in unrealized
     appreciation                                                        (601,723)    (4,303,785)      299,156    (12,889,714)
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     resulting from operations                                         (6,503,541)    (3,530,786)   (7,920,727)   (10,710,651)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                  --             --            --             --
     Class R                                                                  --             --            --             --
Net realized gain from investment transactions:
     Class A                                                               (9,495)      (974,711)           --     (2,682,351)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                        (9,495)      (974,711)           --     (2,682,351)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                           11,063,699      4,092,178        36,209      1,747,306
     Class R                                                                   --             --            --             --
Net asset value of shares issued to shareholders in reinvestment of investment income and realized gain from
     security transactions:
     Class A                                                                9,485        973,994           --       2,681,851
     Class R                                                                   --             --            --             --
Payment for shares redeemed:
     Class A                                                          (11,309,291)    (6,393,698)      (56,419)    (4,995,309)
     Class R                                                                  --              --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     derived from capital share transactions                             (236,107)    (1,327,526)      (20,210)      (566,152)
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                  (6,749,143)    (5,833,023)   (7,940,937)   (13,959,154)
Net Assets, beginning of year or period                                27,661,390     33,494,413    27,400,022     41,359,176
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year or period                                     $20,912,247    $27,661,390   $19,459,085    $27,400,022
                                                                      ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $27,877,035    $28,113,142   $28,559,666    $28,579,876
     Undistributed net investment income (loss)                          (319,611)      (192,518)     (543,024)      (369,287)
     Return of capital                                                         --            --            --             --
     Undistributed net realized gain (loss) from investments           (6,352,048)      (567,828)   (8,653,156)      (607,050)
     Unrealized appreciation (depreciation)
        of investments and foreign currency                              (293,129)       308,594        95,599       (203,517)
                                                                      -----------    -----------   -----------    -----------
                                                                      $20,912,247    $27,661,390   $19,459,085    $27,400,022
                                                                      ===========    ===========   ===========    ===========
TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                            1,483,869        363,950         4,429        124,224
     Class R                                                                   --             --            --             --
Reinvested distributions:
     Class A                                                                1,285        104,956           --         291,506
     Class R                                                                   --             --            --             --
Shares redeemed:
     Class A                                                           (1,512,997)      (576,022)       (6,933)      (452,293)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                    (27,843)      (107,116)       (2,504)       (36,563)
Shares outstanding, beginning of
     year or period                                                     2,834,609      2,941,725     2,875,371      2,911,934
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year or period                               2,806,766      2,834,609     2,872,867      2,875,371
                                                                      ===========    ===========   ===========    ===========




ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Notes to Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of five funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Money Market Fund (Money Market Fund), the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value
Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

Investment Objectives

The Money Market Fund's investment objective is to seek a high level of current income as is consistent with preservation of capital and liquidity. The Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market securities, with the average weighted maturity of the securities held not to exceed 90 days.

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to maximize long-term capital appreciation, and invests primarily in common stocks of large and medium size U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of large and medium size non-U.S. companies which are believed by the investment manager to have potential for above-average growth of earnings.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. Each share of Class A and Class R represents an equal proportionate interest in the Value Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class will have exclusive voting rights with respect to matters affecting only that class. Each class bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Security Valuation

Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 2001), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds (except the Money Market Fund) may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward



                                               ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the statement of assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the statements of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Lending

The funds lend portfolio securities from time to time in order to earn additional income. The funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of



ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2001, the value of the securities loaned and the collateral received amounted to $43,388,876 and $44,543,165 respectively.

Reorganization Costs

Reorganization costs incurred prior to June 30, 1998 in connection with the reorganization of Amway Mutual Fund and the issuance of Class R shares are being amortized over a period of 60 months using the straight-line method in the Value Fund.

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes.

Dividend Distributions

The Money Market Fund and Intermediate Bond Fund declare dividends daily and monthly respectively, and distribute dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
Money Market         .35% until assets total $500 million; when assets reach
                     $500 million, .35% on first $100 million; .325% on next
                     $100 million; .30% on assets in excess of $200 million

Intermediate Bond    .40% on first $50 million; .32% on next $100 million; .24%
                     on assets in excess of $150 million

Value .50% on first $350 million; .45% on assets in excess of $350 million; the minimum annual fee shall be $350,000

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of
                     $50 million



                                               ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                    SUB-ADVISER
----                    -----------
Money Market            J.P. Morgan Chase &Co.
Intermediate Bond       McDonnell Investment Management, LLC
Value                   Wellington Management Company, LLP*
Growth                  State Street Research & Management Company
International           Nicholas-Applegate Capital Management

*Wellington Management Company, LLP became sub-adviser for the Value Fund effective December 30, 1999. Prior to that agreement, sub-advisory services were provided by Ark Asset Management Co., Inc.


Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except the Money Market Fund and Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the year or period ended December 31, 2001 the Board of Trustees approved an annual rate of .15 of 1%.

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, The Money Market, Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $1.167 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999 the Trust entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, pay the fees of all Trustees of the Trust, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Prior to June 11, 1999 the Value Fund had substantially the same agreements for all of the above services provided by Amway Management Company, the former Adviser, Transfer Agent, Distributor and Underwriter.

4. INVESTMENT TRANSACTIONS

At December 31, 2001, the cost of investments owned by the Value Fund was $140,614,826 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $11,776,441. Aggregate gross unrealized depreciation on



ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

securities in which there was an excess of tax cost over market value was $12,896,244. Net unrealized depreciation for tax purposes was $1,119,803, at December 31, 2001.

The unrealized appreciation (depreciation) at October 31, 2001 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                        Net       Cost for
                       Gross         Gross       unrealized        federal
                  unrealized    unrealized     appreciation     income tax
Fund            appreciation  depreciation   (depreciation)       purposes
                ------------  ------------   --------------   ------------

Money Market    $       N/A    $      N/A       $       N/A   $ 41,537,201
Intermediate
  Bond           10,955,998       182,521        10,773,477    154,513,298
Growth              259,346     4,725,585        (4,466,239)    23,409,086
International       369,282     1,808,643        (1,439,361)    19,899,630

5. SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund or Money Market Fund. On January 10, 2002, Alticor, Inc. purchased 8,088 Value Fund shares valued at $55,486 (based upon the net asset value of $6.86 per share) and 1,731,465 Money Market Fund shares valued at $1,731,465 (based upon the net asset value of $1.00 per share) and transferred the shares to these Independent Business Owners.

On January 22, 2002, the Intermediate Bond Fund declared and paid a dividend of $.031076 per share, to shareholders of record on January 18, 2002. The amount distributed was $498,944.


                                               ACTIVA Mutual Funds Annual Report

ACTIVA Financial Highlights

                                                                 MONEY MARKET FUND                   INTERMEDIATE BOND FUND
                                                       -----------------------------------  --------------------------------------
                                                             YEAR        YEAR       PERIOD         YEAR          YEAR       PERIOD
                                                            ENDED       ENDED        ENDED        ENDED         ENDED        ENDED
Per share outstanding for each year or period            12/31/01    12/31/00    12/31/992     12/31/01      12/31/00    12/31/991
                                                       ----------  ----------  -----------  -----------   -----------  -----------
Net Asset Value, Beginning of Period                        $1.00       $1.00        $1.00       $10.19         $9.87       $10.00
Income from investment operations:
Net investment income (loss)                                 0.04        0.06         0.02         0.59          0.62         0.19
   Net realized and unrealized gains (losses)
    on securities                                             --          --            --         0.26          0.32        (0.13)
                                                       ----------  ----------  -----------  -----------   -----------  -----------
Total from investment operations                             0.04        0.06         0.02         0.85          0.94         0.06
Less Distributions:
Dividends from net investment income                         0.04        0.06         0.02         0.59          0.62         0.19
   Dividends in excess of net investment income                --          --           --           --            --           --
   Distributions from capital gains                            --          --           --         0.06            --           --
                                                       ----------  ----------  -----------  -----------   -----------  -----------
Total Distributions                                          0.04        0.06         0.02         0.65          0.62         0.19
                                                       ----------  ----------  -----------  -----------   -----------  -----------
Net Asset Value, End of Period                              $1.00       $1.00        $1.00       $10.39        $10.19        $9.87
Total Return4                                               3.66%       5.96%        1.83%        8.49%         9.84%        0.63%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                              41,675,135  48,036,308  122,058,717  166,858,896   153,657,144  162,078,586
Ratio of expenses to average net assets5                     0.7%        0.6%         0.6%         0.7%          0.7%         0.7%
Ratio of net income (loss) to average net assets             3.7%        5.8%         5.4%         5.7%          6.2%         5.7%
Portfolio turnover rate                                       N/A         N/A          N/A        44.8%         39.9%        64.6%


1    Period from August 30, 1999 (inception) to December 31, 1999

2    Period from August 19, 1999 (inception) to December 31, 1999

3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

4 Total return does not reflect the effect of the sales charge in the years before 1998

5    1999 ratio includes a one time organization expense.

6    The inception date for Value Fund - Class R was November 1, 1998


ACTIVA Mutual Funds Annual Report

                                                                                 VALUE FUND - CLASS A
                                                        ----------------------------------------------------------------------
                                                               YEAR           YEAR          YEAR           YEAR           YEAR
                                                              ENDED          ENDED         ENDED          ENDED          ENDED
Per share outstanding for each year or period              12/31/01       12/31/00     12/31/993       12/31/98       12/31/97
                                                        -----------    -----------   -----------    -----------    -----------
Net Asset Value, Beginning of Period                          $7.44          $6.61         $7.18          $7.73          $7.62
Income from investment operations:
Net investment income (loss)                                   0.06           0.08          0.09           0.08           0.09
   Net realized and unrealized gains (losses)
    on securities                                             (0.59)          0.83         (0.57)          0.68           1.62
                                                        -----------    -----------   -----------    -----------    -----------
Total from investment operations                              (0.53)          0.91         (0.48)          0.76           1.71
Less Distributions:
Dividends from net investment income                           0.06           0.08          0.09           0.08           0.10
   Dividends in excess of net investment income                  --             --            --             --             --
   Distributions from capital gains                              --             --            --           1.23           1.50
                                                        -----------    -----------   -----------    -----------    -----------
Total Distributions                                            0.06           0.08          0.09           1.31           1.60
                                                        -----------    -----------   -----------    -----------    -----------
Net Asset Value, End of Period                                $6.85          $7.44         $6.61          $7.18          $7.73
Total Return4                                                -7.05%         13.82%        -6.70%         10.17%         22.50%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                               140,823,782    170,658,789   178,437,477    179,820,020    139,163,575
Ratio of expenses to average net assets5                       1.1%           1.1%          1.1%           1.0%           0.9%
Ratio of net income (loss) to average net assets               0.9%           1.1%          1.2%           1.0%           1.1%
Portfolio turnover rate                                       91.5%         113.9%        144.5%         101.1%         103.1%


                                                                            VALUE FUND - CLASS R
                                                           --------------------------------------------------
                                                                YEAR         YEAR        PERIOD          YEAR
                                                               ENDED        ENDED         ENDED         ENDED
Per share outstanding for each year or period               12/31/01     12/31/00     12/31/993     12/31/986
                                                           ---------    ---------     ---------     ---------
Net Asset Value, Beginning of Period                           $7.44        $6.60         $7.16         $8.42
Income from investment operations:
Net investment income (loss)                                    0.06         0.08          0.1           0.09
   Net realized and unrealized gains (losses)
    on securities                                              (0.58)        0.84          0.56         (0.02)
                                                           ---------    ---------     ---------     ---------
Total from investment operations                               (0.52)        0.92         (0.46)         0.07
Less Distributions:
Dividends from net investment income                            0.06         0.08           0.1           0.1
   Dividends in excess of net investment income                   --           --            --            --
   Distributions from capital gains                               --           --            --          1.23
                                                           ---------    ---------     ---------     ---------
Total Distributions                                             0.06         0.08           0.1          1.33
                                                           ---------    ---------     ---------     ---------
Net Asset Value, End of Period                                 $6.86        $7.44         $6.60         $7.16
Total Return4                                                 -6.92%       13.95%        -6.43%         7.08%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                  1,639,834    1,294,980       703,962       135,385
Ratio of expenses to average net assets5                       1.00%        1.00%         1.10%         1.00%
Ratio of net income (loss) to average net assets               1.00%        1.10%         1.30%         1.80%
Portfolio turnover rate                                       91.50%      113.90%       144.50%       101.10%


                                               ACTIVA Mutual Funds Annual Report


ACTIVA Financial Highlights continued

                                                                   GROWTH FUND                    INTERNATIONAL FUND
                                                       ---------------------------------  ---------------------------------
                                                             YEAR        YEAR     PERIOD        YEAR        YEAR     PERIOD
                                                            ENDED       ENDED      ENDED       ENDED       ENDED      ENDED
Per share outstanding for each year or period            12/31/01    12/31/00  12/31/992    12/31/01    12/31/00  12/31/991
                                                       ----------  ---------- ----------  ----------  ---------- ----------
Net Asset Value, Beginning of Period                        $9.76      $11.39     $10.00       $9.53      $14.20     $10.00
Income from investment operations:
Net investment income (loss)                                (0.05)      (0.05)     (0.02)      (0.01)      (0.04)     (0.03)
   Net realized and unrealized gains (losses)
    on securities                                           (2.26)      (1.22)      1.41       (2.75)      (3.59)      4.23
                                                       ----------  ---------- ----------  ----------  ---------- ----------
Total from investment operations                            (2.31)      (1.27)      1.39       (2.76)      (3.63)      4.20
Less Distributions:
Dividends from net investment income                           --          --         --          --          --         --
   Dividends in excess of net investment income                --          --         --          --          --         --
   Distributions from capital gains                            --        0.36         --          --        1.04         --
                                                       ----------  ---------- ----------  ----------  ---------- ----------
Total Distributions                                            --        0.36         --          --        1.04         --
                                                       ----------  ---------- ----------  ----------  ---------- ----------
Net Asset Value, End of Period                              $7.45       $9.76     $11.39       $6.77       $9.53     $14.20
Total Return4                                             -23.63%     -11.01%     13.80%     -28.96%     -25.31%     42.00%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                              20,912,247  27,661,390 33,494,414  19,459,085  27,400,022 41,359,176
Ratio of expenses to average net assets5                    1.40%       1.30%      1.30%       1.70%       1.50%      1.40%
Ratio of net income (loss) to average net assets           -0.50%      -0.40%     -0.50%      -0.20%      -0.30%     -0.90%
Portfolio turnover rate                                    190.2%      111.9%      32.1%      231.5%      214.9%      87.6%

1    Period from August 30, 1999 (inception) to December 31, 1999

2    Period from August 19, 1999 (inception) to December 31, 1999

3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

4 Total return does not reflect the effect of the sales charge in the years before 1998

5    1999 ratio includes a one time organization expense.

6    The inception date for Value Fund - Class R was November 1, 1998

ACTIVA Mutual Funds Annual Report


ACTIVA Independent Auditors' Report


To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Money Market, Intermediate Bond, Value, Growth and International Funds) as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Activa Mutual Fund Trust, as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO SEIDMAN, LLP
Grand Rapids, Michigan

January 28, 2002


                                               ACTIVA Mutual Funds Annual Report

LOGO: ACTIVA Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
WWW.ACTIVAFUNDS.COM


                                                               Printed in U.S.A.

                      MCDONNELL INVESTMENT MANAGEMENT, LLC

                                 CODE OF ETHICS


         This Code of Ethics ("Code") has been adopted by McDonnell Investment Management, LLC ("McDonnell"). The Code applies to all employees, officers and members of McDonnell ("Covered Persons").

         The policy of McDonnell is to avoid any conflict of interest, or the appearance of any conflict of interest, between the interests of McDonnell, or its Covered Persons, and the interests of McDonnell's advisory clients ("Clients"). The Investment Company Act of 1940 and the Investment Advisers Act of 1940 and rules thereunder require that McDonnell establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Clients might take advantage of that knowledge for their own benefit. Implementation and monitoring of these standards inevitably places some restrictions on the freedom of the investment activities of those people.

         This Code of Ethics has been adopted by McDonnell to meet those concerns and legal requirements. Any questions about the Code or about the applicability of the Code to a personal securities transaction should be directed to the Legal/Compliance Department.

I.       STATEMENT OF PRINCIPLE

         GENERAL PROHIBITIONS. The Investment Company Act and the rules thereunder make it illegal for any person covered by the Code, directly or indirectly, in connection with the purchase or sale of a security held or to be acquired by Clients to:

         a.       employ any device, scheme or artifice to defraud Clients;

         b. make any untrue statement of a material fact, omit to state a material fact or in any way mislead Clients regarding a material fact;

         c. engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon Clients; or

         d.       engage in any manipulative practice with respect to Clients.

         PERSONAL SECURITIES TRANSACTIONS. The Code regulates personal securities transactions as a part of the effort by McDonnell to detect and prevent conduct that might violate the general prohibitions outlined above. A personal securities transaction is a transaction in a security in which a Covered Person has a beneficial interest.

         SECURITY is interpreted very broadly for this purpose, and includes any right to acquire any security (an option or warrant, for example).

         You have a beneficial interest in a security in which you have, directly or indirectly, the opportunity to profit or share in any profit derived from action in the security, or in which you have an indirect interest, including beneficial ownership by your spouse or minor children or other dependents living in your household, or your share of securities held by a partnership of which you are a general partner. Technically, the rules under
Section 16 of the Securities Exchange Act of 1934 will be applied to determine if you have a beneficial interest in a security (even if the security would not be within the scope of Section 16). Examples of beneficial interest and a copy of Rule 16a-1(a), defining beneficial ownership, are attached as Appendix A.

         In any situation where the potential for conflict exists, transactions for Clients must take precedence over any personal transaction. Covered Persons owe a duty to Clients to conduct their personal securities transactions in a manner that does not interfere with Clients' portfolio transactions or otherwise take inappropriate advantage of their relationship to Clients. Personal securities transactions must comply with the Code of Ethics and should avoid any actual or potential conflict of interest between your interests and Clients' interests.

         Situations not specifically governed by this Code of Ethics will be resolved in light of this general principle.

         OTHER RESTRICTIONS. The Code also regulates certain other conduct that conflicts, potentially conflicts or raises the appearance of an actual conflict with the interests of Clients, as a part of the effort by McDonnell to detect and prevent conduct that might violate the policy of McDonnell regarding conflict of interests or the general prohibitions outlined above.

II.      RESTRICTIONS ON PERSONAL SECURITIES TRANSACTIONS

          A. NO TRANSACTIONS WITH CLIENTS. No Covered Person shall knowingly sell to or purchase from a Client any security or other property, except securities issued by that Client.

          B. NO CONFLICTING TRANSACTIONS / PENDING CLIENT ORDERS. No Covered Person shall purchase or sell a security on a day during which a Client has a pending purchase or sale order in that same security.

          C. HOLDING PERIOD. All trades for which preclearance (described below) has been obtained, including short sales and permissible option trades, are subject to a 60-day holding period from the trade date, except that a security held for at least 30 days may be sold at a loss or no gain. Any profits realized on trades executed within the 60-day holding period shall be disgorged to the Client or a charitable organization as determined by the Chief Compliance Officer.

          D. LIMIT ORDERS. No Covered Person shall enter into limit orders that extend beyond one day.

          E. PRIVATE PLACEMENTS. All Covered Persons are prohibited from purchasing a security in a private placement or any other offering exempt from registration under the Securities Act of 1933, as amended, unless they have obtained prior written approval from the Chief Compliance Officer.

          F. PUBLIC OFFERINGS. All Covered Persons are prohibited from purchasing securities during an initial or secondary public offering.

          G. PORTFOLIO MANAGER "BLACK-OUT PERIOD". Portfolio managers may not buy or sell a security within 7 calendar days before or after any Client, over which such portfolio manager exercises investment discretion, trades in such security.

III.     COMPLIANCE PROCEDURES

          A. EXECUTION OF PERSONAL SECURITIES TRANSACTIONS. All personal securities transactions by Covered Persons must be conducted through brokerage accounts that have been identified to McDonnell. Each such brokerage account must be set up to deliver duplicate copies of all confirmations and statements to McDonnell. No exceptions to this policy will be made.

          B. PRECLEARANCE. Except as provided in Section IV below, all personal securities transactions by Covered Persons must be cleared in advance by the Legal/Compliance Department (personal securities transactions for whom must be precleared in advance by a member of the Executive Committee) in accordance with the procedures set forth below. All precleared personal securities transactions must be executed within the same business day after preclearance, otherwise the preclearance will expire and the request must be made again. Purchases through an issuer direct purchase plan must be precleared on the date the purchaser writes the check to the issuer's agent. Authorization for purchases through an issuer direct purchase plan is effective until the issuer's agent purchases the security.

               1. All Covered Persons must preclear their transactions by submitting a Trade Authorization Form (a copy of which is attached as Attachment C) to the Legal/Compliance Department;

               2. The Legal/Compliance Department shall verify whether the purchase or sale of any security is in compliance with the Code and shall preclear any such transaction if it does not violate the Code;

               3. The Legal/Compliance Department shall sign the Trade Authorization Form; communicate authorization to the Covered Person; and shall note on the Trade Authorization Form the time of such communication;

               4. The Legal/Compliance Department shall maintain the originally executed Trade Authorization Form and will forward a copy to the Covered Person; and

               5. The Legal/Compliance Department shall review all Covered Person duplicate confirmations and statements to verify that all personal securities transactions have been properly precleared.

          C.   OTHER RESTRICTIONS.

               1. GIFTS. No Covered Person may accept any gift or other thing of more than a $100 value from any person or entity that does business with or on behalf of McDonnell, or seeks to do business with or on behalf of McDonnell. Gifts in excess of this value must either be returned to the donor or paid for by the recipient. It is not the intent of the code to prohibit the everyday courtesies of business life. Therefore, excluded from this prohibition is an occasional meal, ticket to a theater, entertainment, or sporting event that is an incidental part of a meeting that has a clear business purpose.

               2. SERVICE AS A DIRECTOR. No Covered Person may serve as member of the board of directors or trustees of any business organization, other than a civic or charitable organization, without the prior written approval of the Executive Committee based on a determination that the board service would not be inconsistent with the interests of McDonnell or of its Clients.

          D. DISCLOSURE OF PERSONAL HOLDINGS. Each Covered Person shall disclose his or her personal securities holdings no later than ten days after commencement of employment with McDonnell (Attachment A), and annually thereafter (Attachment B) as of December 31 of each year. Annual reports shall be delivered to McDonnell no later than January 30 of the following year.

          E.   REPORTING PERSONAL SECURITIES TRANSACTIONS.

               1. Each Covered Person shall (i) identify to McDonnell any brokerage or other account in which the person has a beneficial interest and (ii) instruct the broker or custodian to deliver to McDonnell duplicate confirmations of all transactions and duplicate monthly statements.

               2. Each Covered Person shall report all personal securities transactions during a quarter to McDonnell no later than ten days after the end of the quarter.

                    Quarterly transaction reports shall include the following information:

                    For each transaction:

                       o    the date of the transaction;

                       o title, interest rate and maturity date (if applicable), number of shares and the principal amount of each security involved;

                       o the nature of the transaction (i.e., purchase, sale, gift, or other type of acquisition or disposition);

                       o    the price at which the transaction was effected;

                       o the name of the broker, dealer or bank with or through which the transaction was effected; and

                       o    the date the report is submitted.

                    In addition, for each account established during the quarter in which securities are held for the benefit of a person, the quarterly report shall include:

                       o the name of the broker, dealer or bank with whom the account was established;

                       o    the date the account was established; and

                       o    the date the report is submitted.

          F. REPORTS MAY BE IN ANY FORM. Quarterly transaction reports filed pursuant to Section III (D)(2) of this Code may be in any form (including copies of confirmations or account statements) including the information required by Section III(D)(2).

               A Covered Person will be deemed to have satisfied the quarterly reporting requirement, and is not required to file a quarterly report of any transactions executed through brokerage or other accounts identified to McDonnell and for which duplicate monthly account statements showing all transactions are delivered to McDonnell.

               Any personal securities transaction which for any reason does not appear in the trading or brokerage records described above shall be reported as required by Section III(D)(2) of this Code.

          G. Monitoring of Transactions. The Chief Compliance Officer will monitor the trading patterns of Covered Persons and each other.


          H. CERTIFICATION OF COMPLIANCE. Each Covered Person is required to certify annually that he or she has read and understands the Code and recognizes that he or she is subject to the Code. Each Covered Person is also required to certify annually that he or she has disclosed or reported all personal securities transactions required to be disclosed or reported under the Code. To accomplish this, a copy of the Code shall be distributed annually with a certification request.

               Each Covered Person who has not engaged in any personal securities transaction during the preceding year for which a report was required to be filed pursuant to the Code shall include a certification to that effect in his or her annual certification.

          I. REVIEW BY THE BOARDS OF DIRECTORS/TRUSTEES OF INVESTMENT COMPANY CLIENTS. McDonnell shall prepare an Annual Issues and Certification Report to the boards of Directors/Trustees of investment company Clients that:

               1. summarizes existing procedures concerning personal investing and any changes in those procedures during the past year;

               2. describes issues that arose during the previous year under the Code or procedures concerning personal investing, including but not limited to information about material violations of the Code and sanctions imposed;

               3. certifies that McDonnell has adopted procedures reasonably necessary to prevent violations of the Code; and

               4. identifies any recommended changes in existing restrictions or procedures based upon experience under the Code, evolving industry practices, or developments in applicable laws or regulations.

IV.      EXEMPT TRANSACTIONS

         The provisions of this Code are intended to restrict the personal investment activities of Covered Persons only to the extent necessary to accomplish the purposes of the Code. Therefore, the provisions of Section II (Restrictions on Personal Securities Transactions) and Section III (Compliance Procedures) of this Code shall not apply to:

          A. Purchases or sales effected in any account over which the Covered Persons have no direct or indirect influence or control;

          B. Purchases or sales in any account (including an investment advisory account, trust account or other account) of such Covered Person (either alone or with others) over which a person other than the Covered Person (including an investment adviser or trustee) exercises investment discretion if:

                       o the Covered Person does not know of the proposed transaction until after the transaction has been executed;

                       o the Covered Person previously has identified the account to McDonnell and has affirmed to McDonnell that (in some if not all cases) he or she does not know of proposed transactions in that account until after they are executed.

               This exclusion from the preclearance requirement is based upon the Covered Person not having knowledge of any transaction until after that transaction is executed. Therefore, notwithstanding this general exclusion, if the Covered Person becomes aware of any transaction in such investment advisory account before it is executed, the Covered Person must seek preclearance of that transaction before it is executed.

          C.   Purchases or sales of:

               1.   U.S. government securities;

               2. shares of open-end investment companies (mutual funds), including but not limited to shares of any mutual fund managed by McDonnell;

               3.   bank certificates of deposit or commercial paper; and

               4.   listed index options and futures.

          D. Purchases which are part of an automatic dividend reinvestment plan;

          E. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

          F. Purchases or sales of McDonnell units (including exercise of option grants); and

          G. Purchases or sales which receive prior approval because they are not inconsistent with this Code or the provisions of Rule 17j-l(a) under the Investment Company Act.

V.       EXCEPTIONS

          A. Notwithstanding the foregoing, the Chief Compliance Officer or his or her designee, in keeping with the general principles and objectives of this Code, may refuse to grant clearance of a personal securities transaction in their sole discretion without being required to specify any reason for the refusal.

          B. Upon proper request by a Covered Person, the Executive Committee will consider for relief or exemption from any restriction, limitation or procedure contained herein, which restriction, limitation or procedure is claimed to cause a hardship for such Covered Person. The Chief Compliance Officer will in his/her sole discretion determine whether the request is appropriate for consideration by the Executive Committee. The decision regarding such relief or exemption is within the sole discretion of the Executive Committee.

VI.      CONSEQUENCES FOR FAILURE TO COMPLY WITH THE CODE

         Compliance with this Code of Ethics is a condition of employment by and membership of McDonnell. Taking into consideration all relevant circumstances, McDonnell will determine what action is appropriate for any breach of the provisions of the Code. Possible actions include letters of sanction, suspension, termination of employment, or removal from office.

         Reports filed pursuant to the Code will be maintained in confidence but will be reviewed by McDonnell to verify compliance with the Code. Additional information may be required to clarify the nature of particular transactions.

VII.     RETENTION OF RECORDS

         McDonnell shall maintain the records listed below for a period of five years at McDonnell's principal place of business in an easily accessible place:

          A.   a list of all Covered Persons during the period;

          B. receipts signed by all Covered Persons acknowledging receipt of copies of the Code and acknowledging that they are subject to it;

          C. a copy of each code of ethics that has been in effect at any time during the period; and

          D. a copy of each report filed pursuant to the Code and a record of any known violations and actions taken as a result thereof during the period.


Adopted effective   October 31, 2001

                                                                      Appendix A

EXAMPLES OF BENEFICIAL OWNERSHIP

         For purposes of the Code, you will be deemed to have a beneficial interest in a security if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the security. Examples of beneficial ownership under this definition include:

o securities you own, no matter how they are registered, and including securities held for you by others (for example, by a custodian or broker, or by a relative, executor or administrator) or that you have pledged to another (as security for a loan, for example);

o securities held by a trust of which you are a beneficiary (except that, if your interest is a remainder interest and you do not have or participate in investment control of trust assets, you will not be deemed to have a beneficial interest in securities held by the trust);

o securities held by you as trustee or co-trustee, where either you or any member of your immediate family (i.e., spouse, children or descendants, stepchildren, parents and their ancestors, and stepparents, in each case treating a legal adoption as blood relationship) has a beneficial interest (using these rules) in the trust.

o securities held by a trust of which you are the settlor, if you have the power to revoke the trust without obtaining the consent of all the beneficiaries and have or participate in investment control;

o securities held by any partnership in which you are a general partner, to the extent of your interest in partnership capital or profits;

o securities held by a personal holding company controlled by you alone or jointly with others;

o securities held by (i) your spouse, unless legally separated, or you and your spouse jointly, or (ii) your minor children or any immediate family member of you or your spouse (including an adult relative), directly or through a trust, who is sharing your home, even if the securities were not received from you and the income from the securities is not actually used for the maintenance of your household; or

o securities you have the right to acquire (for example, through the exercise of a derivative security), even if the right is not presently exercisable, or securities as to which, through any other type of arrangement, you obtain benefits substantially equivalent to those of ownership.

You will NOT be deemed to have beneficial ownership of securities in the following situations:

o securities held by a limited partnership in which you do not have a controlling interest and do not have or share investment control over the partnership's portfolio; and

o securities held by a foundation of which you are a trustee and donor, provided that the beneficiaries are exclusively charitable and you have no right to revoke the gift.

     These examples are not exclusive. There are other circumstances in which you may be deemed to have a beneficial interest in a security. Any questions about whether you have a beneficial interest should be directed to the Legal/Compliance Department.

                                  ATTACHMENT A

ACKNOWLEDGMENT OF RECEIPT OF CODE OF ETHICS

         CODE OF ETHICS. McDonnell Investment Management, LLC ("McDonnell") has adopted a written Code of Ethics (the "Code") to avoid potential conflicts of interest by McDonnell personnel. A copy of the Code is attached to this letter. As a condition of your continued employment with McDonnell, you are required to read, understand and abide by the Code.

         POLICY AND PROCEDURES TO PREVENT THE MISUSE OF INSIDE INFORMATION. McDonnell also has adopted a written policy and procedures to prevent the misuse of Inside Information (the "Policy"), a copy of which is also attached. Acknowledgment of compliance with the Policy is an additional condition of continued employment with McDonnell.

         COMPLIANCE PROGRAM. The Code and Policy require that all personnel furnish to McDonnell the names and addresses of any firm with which you have any investment account. You are also required to furnish to McDonnell copies of your monthly or quarterly account statements, or other documents, showing all purchases or sales of securities in any such account, or which are effected by you or for your benefit, or the benefit of any member of your household. Additionally, you are required to furnish a report of your personal securities holdings within 10 days of commencement of your employment with McDonnell and annually thereafter. These requirements apply to any investment account, such as an account at a brokerage firm, trust account at a bank, custodial account or similar types of accounts.

         Any questions concerning the Code or the Policy should be directed to the Legal/Compliance Department.

--------------------------------------------------------------------------------

         I affirm that I have read and understand the Code of Ethics ("Code") and the Policy and Procedures to Prevent the Misuse of Inside Information ("Policy"). I agree to the terms and conditions set forth in the Code and the Policy.


--------------------------------                              ----------------
   Signature                                                     Date

                                  ATTACHMENT B

ANNUAL AFFIRMATION OF COMPLIANCE

I affirm that:

          1. I have again read and, during the past year to the best of my knowledge, have complied with the Code of Ethics ("Code") and the Policy and Procedures to Prevent the Misuse of Inside Information ("Policy").

          2. I have provided to McDonnell the names and addresses of each investment account that I have with any firm, including, but not limited to, broker-dealers, banks and others. (List of known accounts attached.)

          3. I have provided to McDonnell copies of account statements showing each and every transaction in any security in which I have a beneficial interest, as defined in the Code during the most recently-ended calendar year.

               or

               During the most recent calendar year there were no transactions in any security in which I had a beneficial interest required to be reported pursuant to the Code.

          4. I have provided to McDonnell a report of my personal securities holdings as of the end of the most recent calendar year, including the title, number of shares and principal amount of each security in which I have any direct or indirect beneficial ownership.





--------------------------------                     -----------------
   Signature                                            Date

                                  ATTACHMENT C

               PERSONAL SECURITIES TRANSACTIONS AUTHORIZATION FORM
                      MCDONNELL INVESTMENT MANAGEMENT, LLC


Print Name:
                    ------------------------------------------------

Social Security #:
                    ------------------------------------------------

Brokerage Firm:
                    ------------------------------------------------



I hereby request permission to effect a transaction in the security as indicated below for my own account or other account in which I have a beneficial interest or legal tide. I affirm that this transaction is not based on any material, non-public information and I am not aware of any facts suggesting that this transaction represents potential conflict of interest.

THE APPROVAL WILL BE EFFECTIVE ONLY FOR A TRANSACTION COMPLETED BETWEEN THE HOURS OF 9:30 A.M. AND 4:00 P.M. (NEW YORK TIME) ON THE DAY OF APPROVAL. ANY TRANSACTION, OR PORTION THEREOF, NOT SO COMPLETED WILL REQUIRE A NEW APPROVAL.

I am familiar with and agree to abide by the requirements set forth in the McDonnell Investment Management, LLC Code of Ethics and particularly the following:

ALL EMPLOYEES:

1. I represent that this security is not involved in an Initial or Secondary Public Offering nor is it being purchased as part of a private placement.

2.   I represent that this is not a limit order that extends beyond one day.

3. In the case of a sale, I represent that if I have owned this security for less than sixty (60) days, I am selling at either a loss or no gain. I agree that any profits realized on trades executed with the 60-day holding period will be disgorged to charity.

4. I represent that I am not aware of any pending purchase or sale by a McDonnell Investment Management, LLC client in this security.

PORTFOLIO MANAGERS (IN ADDITION TO #1-4 ABOVE):

5. I represent that I have not purchased or sold this security within the last seven (7) calendar nor do I have plans to purchase or sell this security within the next seven (7) calendar days in any client accounts under my primary responsibility.


-----------------------  ----------------------  ----------------  -------------
Name of Security         Symbol/CUSIP            Buy/Sell          Date
Acquired*

* If shares being sold were purchased on more than one date, each acquisition date must be listed for purposes of determining holding period (use the back of form if necessary).


------------------------------  ---------------------   ------------------------
Signature                       Date                    Extension/Phone


================================================================================


Permission: ____ Granted
                         -----------  ---------  -------------------------------
                         Date         Time       Signature of Compliance Officer
            ____ Denied


                                                             Fax: (630) 368-3977

                               NICHOLAS-APPLEGATE
================================================================================


                                 CODE OF ETHICS
                                  AND CONDUCT




                                     C-77/1

                               NICHOLAS-APPLEGATE
                               CAPITAL MANAGEMENT

================================================================================

                               NICHOLAS-APPLEGATE
                                   SECURITIES

================================================================================

                               NICHOLAS-APPLEGATE
                               INSTITUTIONAL FUNDS


                                     C-77/2

                                   MESSAGE FROM THE CEO


Nicholas-Applegate, quite simply, does not exist without our clients. While it's true we are an investment management firm, known for providing excellent investment returns and client service, a large part of our success is built on our reputation for integrity and professionalism. Our clients place not only their money, but also their trust with us when they hire us. It is up to us as a firm, and each one of us individually, to ensure that trust is upheld. Without it, we would not have a single client, regardless of our investment returns.

With this in mind, the firm has long had a formal Code of Ethics in place. Every employee commits to follow this Code when he/she joins the firm, and we, as a firm, are committed to the principles embodied by the Code. The driving principle is actually pretty easy to express: "Our clients come first." Everything, really, flows from that simple statement. When you review and sign the attached Code of Ethics, I'd like you to keep these principles in mind and know that they are supported at our firm from the top down. I'd also like you to recognize that ultimately the Code of Ethics is really just an expression about the way we, as a firm, want to do business, and that it is our responsibility individually, and as a firm, to ensure the Code is followed in spirit, as well as word. The Code can't cover every individual situation that may come up, so we must all use our best efforts to apply the principles of the Code in our everyday business. We, and our clients, should expect nothing less.



                                                     Art Nicholas

















                                        i
UPDATED 3/2001 KDJ


                                     C-77/3

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
A.      DEFINITIONS..........................................................A-1

I.      INTRODUCTION & OVERVIEW................................................1

II.     PERSONS COVERED BY THIS CODE

        A.      EMPLOYEES & COVERED PERSONS ...................................3
        B.      OUTSIDE FUND DIRECTORS/TRUSTEES................................3
        C.      THE ADMINISTRATOR .............................................4

III.    PERSONAL SECURITIES TRANSACTIONS
        A.      COVERED SECURITIES & TRANSACTIONS..............................5
        B.      EXEMPT SECURITIES & TRANSACTIONS...............................5
        C.      DE MINIMIS TRANSACTIONS .......................................6
        D.      PUBLIC OFFERINGS & PRIVATE PLACEMENTS..........................6
        E.      EXCHANGE TRADED FUNDS (ETFS)...................................7
        F.      OPTIONS........................................................7

IV.     PROCEDURES FOR TRADING SECURITIES
        A.      PRE-CLEARANCE..................................................9
        B.      HOLDING PERIOD RESTRICTION....................................10
        C.      BLACKOUT PERIOD ..............................................11
        D.      FRONT-RUNNING.................................................11
        E.      INSIDE INFORMATION ...........................................12

V.      REPORTS& CERTIFICATIONS FOR PERSONAL SECURITIES
        TRANSACTIONS
        A.      PERSONAL HOLDINGS REPORTS ....................................13
        B.      MONTHLY TRANSACTION & GIFT REPORTS ...........................13
        C.      SELECTED BROKERAGE FIRMS......................................14
        D.      DUPLICATE BROKERAGE STATEMENTS & CONFIRMATIONS................15
        E.      CERTIFICATION OF COMPLIANCE ..................................15





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                                     C-77/4

--------------------------------------------------------------------------------
                           TABLE OF CONTENTS (Cont'd)
--------------------------------------------------------------------------------
VI.     POTENTIAL CONFLICT OF INTEREST ISSUES
        A.      SERVICE ON BOARDS OF OTHER COMPANIES..........................16
        B.      GIFTS.........................................................16
                1. DEFINED....................................................16
                2. GIFT PRE-CLEARANCE.........................................16
                3. GIFT VIOLATIONS............................................17
        C.      FORM 700 -FAIR POLITICAL PRACTICES COMMITTEE .................17
        D.      PAY-TO-PLAY...................................................18
                1. DEFINED....................................................18
                2. BACKGROUND ................................................18
                3. POLICIES AND PROCEDURES ...................................18
                   a. RESTRICTION
                   b. PRE-CLEARANCE OF FIRM CONTRIBUTIONS
                   c. PRE-CLEARNCE OF EMPLOYEE CONTRIBUTIONS
                   d. CERTIFICATION OF COMPLIANCE

VII.    VIOLATIONS OF THE CODE
        A.      MONTHLY REPORTING VIOLATIONS .................................20
        B.      TRADING VIOLATIONS ...........................................20

VIII.   ANNUAL BOARD REVIEW ..................................................22
IX.     ADMINISTRATION & CONSTRUCTION ........................................22
X.      AMENDMENTS & MODIFICATIONS ...........................................22

--------------------------------------------------------------------------------
                                   APPENDICES
--------------------------------------------------------------------------------
POLICIES& PROCEDURES CONCERNING THE MISUSE OF MATERIAL
NON-PUBLIC INFORMATION ("INSIDER TRADING")............................APPENDIX I

EXAMPLES OF BENEFICIAL OWNERSHIP.....................................APPENDIX II

QUICK REFERENCE GUIDE...............................................APPENDIX III

OPTIONS DISCUSSION...................................................APPENDIX IV

ANNUAL RE-CERTIFICATION SIGNATURE PAGES...............................APPENDIX V

                                       iii
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                                     C-77/5

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

The following definitions apply to this Code of Ethics:

     ADMINISTRATOR                      Brown Brothers Harriman - Administrator
                                        for the Funds

     ADVISORY CLIENTS                   Shareholders of funds, institutional
                                        clients and any other person or entity
                                        whom NA provides investment advisory
                                        services

     ALLIANZ AG                         Parent company of NACM & NAS

     BENEFICIAL OWNERSHIP               For purposes of this Code, "beneficial
                                        ownership" means any interest in a
                                        security for which a Covered Person can
                                        directly or indirectly receive a
                                        monetary benefit, including the right to buy or sell a security, to direct the purchase or sale of a security, or to vote or direct the voting of a security.
                                        Please refer to APPENDIX II for
                                        additional examples of beneficial
                                        ownership

     BLUEFORM                           Monthly Personal Securities Transaction
                                        & Gift Report

     CLOSED-END INVESTMENT              Funds whose shares traded on the
     COMPANIES                          secondary market with most being listed
                                        on stock exchanges. New shares are not
                                        continuously offered, nor are
                                        outstanding shares redeemable

     CODE                               NA Code of Ethics

     COVERED PERSONS                    Any Employee and any relative by blood
                                        or marriage living in the Employee's
                                        household or any person who holds an
                                        account that names Employee as a
                                        beneficiary or otherwise

     EMPLOYEES                          All officers, partners and employees of
                                        NACM and NAS, as well as part-time
                                        employees, consultants, temps and
                                        interns after one month

     ETFS Exchange Traded Funds represent shares of ownership in either funds, unit investment trusts or depository receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices; either broad market sector or international

     EXEMPT SECURITIES                  Securities, which, under the Code, do
                                        not require pre-clearance authorization
                                        by the Compliance Department (see
                                        page 5)

                                     C-77/6

     EXEMPT TRANSACTIONS                Any transaction that does not require
                                        pre-clearance by NA's Compliance
                                        Department prior to execution (e.g.,
                                        open-end mutual funds, U.S, government
                                        securities and certain ETFs as listed
                                        in the Code - see page 5)

     INSIDER Persons who are officers, directors, employees and spouse and anyone else who is privy to inside information

     INSIDER TRADING                    Buying or selling of a security while
                                        in possession of material, non-public
                                        information or anyone who has
                                        communicated such information in
                                        connection with a transaction that
                                        results in a public trade or
                                        information service or medium

     INVESTMENT FLOOR                   Trading Desk personnel, portfolio
     PERSONNEL                          managers and financial analysts along
                                        with any assistants, travel agents, etc.

     NA                                 Nicholas-Applegate (i.e., NACM, NAS and
                                        NAIF)

     NACM Nicholas-Applegate Capital Management, Inc., an indirect wholly owned subsidiary of Allianz AG of Germany

     NAIF OR FUNDS                      Nicholas-Applegate Institutional Funds

     NAS Nicholas-Applegate Securities, an indirect wholly owned subsidiary of Allianz AG of Germany

     NON-EMPLOYEE TRUSTEES              Trustees of the Funds who are not
                                        Employees of NACM or NAS (including
                                        employees of the Administrator)

     NON-PUBLIC INFORMATION             Any information that is not made known
                                        via a public magazine, newspaper or
                                        other public document

     OPEN-END INVESTMENT                Funds that continuously offer new shares
     COMPANIES (OPEN-END                and redeem outstanding shares at NAV on
     MUTUAL FUNDS)                       any business day. Shares are purchased
                                        directly from the distributor of the
                                        funds

     PERSONAL SECURITIES                Any trade in debt or equity securities
     TRANSACTION                        executed on a stock  market, or other
                                        securities not defined as "exempt
                                        securities" under the NA Code of Ethics, by a Covered Person. This includes all futures, options, warrants, short-sells, margin calls, or other instrument of investment relating to an equity security

     TRUSTEES                           Trustees of the Funds

                                     C-77/7

                            CODE OF ETHICS AND CONDUCT

                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                          NICHOLAS-APPLEGATE SECURITIES
                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
                           REVISED AS OF MARCH 31, 2001

--------------------------------------------------------------------------------
I.      INTRODUCTION & OVERVIEW
--------------------------------------------------------------------------------

        Nicholas-Applegate Capital Management ("NACM"), Nicholas-Applegate Securities ("NAS") and Nicholas-Applegate Institutional Funds ("NAIF") (collectively, "NA") have a reputation for integrity and high ethical standards. Therefore, it is essential not only that NA and its employees comply with federal and state securities laws, but that we also maintain high standards of personal and professional conduct. NA's Code of Ethics and Conduct ("Code") is designed to ensure that we conduct our business in a manner consistent with these high standards.

        As a registered investment adviser, NA and its employees have a fiduciary duty to our clients. This requires each of us to place the interests of our clients ahead of our own. A critical component of meeting our fiduciary duty is to avoid potential conflicts of interest. All activities, interests and relationships that interfere or appear to interfere with making decisions in the best interests of all of our Advisory Clients are to be avoided.

        A conflict of interest can arise even if there is no financial loss to Advisory Clients and regardless of the motivation of the employee. The Code is designed to address and prevent potential conflicts of interest pertaining to personal trading and related activities, based on the following principles:

            1) WE MUST PLACE THE INTERESTS OF OUR ADVISORY CLIENTS FIRST. As a fiduciary, we must avoid putting personal interests ahead of the interests of NA Advisory Clients.

                                              ----------------------------------
                                                    COMPLIANCE WITH THE CODE
                                                     IS A CONDITION OF YOUR
                                                       EMPLOYMENT WITH NA
                                              ----------------------------------

            2) We must ensure that ALL PERSONAL SECURITIES TRANSACTIONS ARE CONDUCTED CONSISTENT WITH THE CODE and avoid any actual or potential conflicts of interest or any abuse of an individual's position of trust and responsibility.

            3) WE MUST NOT TAKE ADVANTAGE OF OUR POSITIONS. The receipt of investment opportunities, privileges, or gifts from persons seeking business with NA could call into question your independent judgment.


                                        1
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                                     C-77/8

        The Code contains policies and procedures relating to personal trading by Covered Persons, as well as Trustees of the Funds.

        Compliance with the Code is a condition of your employment with NA. Violations of the Code will be taken seriously and will result in sanctions, up to and including termination of employment.

        The Code was designed to cover a myriad of circumstances; however, this Code is not all-inclusive as no policy can anticipate every potential conflict of interest that can arise in connection with personal trading.

        Whether or not a specific provision of the Code addresses a particular situation, you must conduct your activities in accordance with the general principles contained in the Code and in a manner that is designed to avoid any actual or potential conflicts of interest. NA reserves the right to impose more stringent requirements on particular persons subject to the Code, or to grant exceptions to the Code.

        ------------------------------------
            YOU ARE EXPECTED TO NOT ONLY
               ABIDE BY THE LETTER OF
              THE CODE, BUT ALSO BY THE
                 SPIRIT OF THE CODE
        ------------------------------------

        Because governmental regulations and industry standards relating to personal trading and potential conflicts of interest can evolve over time, NA reserves the right to modify any or all of the policies and procedures set forth in this Code. If NA revises the Code, the Compliance Department will provide you with written notification of the changes. You must familiarize yourself with any modifications to the Code.

        IF YOU HAVE ANY QUESTIONS ABOUT ANY ASPECT OF THE CODE, OR IF YOU HAVE QUESTIONS REGARDING APPLICATION OF THE CODE IN A PARTICULAR SITUATION, CONTACT THE COMPLIANCE DEPARTMENT.














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                                     C-77/9

--------------------------------------------------------------------------------
II.      PERSONS COVERED BY THIS CODE
--------------------------------------------------------------------------------
        A.      EMPLOYEES&COVERED PERSONS

        The policies and procedures set forth in the Code apply to all officers, principals and employees of NACM and NAS (collectively, "Employees"). The Code also applies to all temporary employees, consultants and interns (if here more than one month) who work for NA on premises.

                 ----------------------------------------------
                       THE CODE APPLIES TO ANY ACCOUNTS IN
                        WHICH THE EMPLOYEE IS NAMED AS A
                     BENEFICIARY OR TRUSTEE OR IS OTHERWISE
                       ABLE TO EXERCISE INVESTMENT CONTROL
                 ----------------------------------------------

        The policies and procedures set forth in this Code also apply to all members of an Employee's immediate family which, for purposes of the Code, refers to ANY RELATIVE BY BLOOD OR MARRIAGE LIVING IN THE EMPLOYEE'S HOUSEHOLD (together with Employees, "Covered Persons").

         B.     OUTSIDE FUND DIRECTORS/TRUSTEES

         Special rules apply to Fund Trustees who are not employees of NACM or NAS ("Non- Employee Trustees"). Specifically, Non-Employee Trustees are NOT subject to the:

            o   Three-day blackout period;
            o   Prohibition on public offerings;
            o   Restrictions on private placements;
            o   Ban on short-term trading profits;
            o   Gift restrictions; or
            o   Restriction on service as a director.

        Further, a Non-Employee Trustee is not required to pre-clear personal securities transactions PROVIDED he or she did not have knowledge of any current or pending transactions in the security that have been completed within the last fifteen calendar days immediately preceding the date of the transaction.

        A Non-Employee Trustee is not required to submit quarterly personal securities transaction reports, unless he or she knew, or should have known, in the ordinary course of the fulfillment of his or her official duties as a trustee of one of the Funds, that during

                                        3
                                                                Effective 4/1/01


                                    C-77/10
        the 15-day period immediately preceding or following the date of a transaction in a security by the Non-Employee Trustee that such security was purchased or sold, or was considered for a purchase or sale, by a Fund or by NA for an Advisory Client. Non- Employee Trustees also are not required to submit annual portfolio holdings reports to NA.

        C.      THE ADMINISTRATOR

        Officers of the Fund who are officers or employees of the Fund's Administrator are exempt from all provisions of this Code to the extent that the Administrator has adopted reasonable written policies and procedures regarding personal securities transactions by its employees.






























                                        4
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                                    C-77/11

--------------------------------------------------------------------------------
III.    PERSONAL SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------
        The firm's policies and procedures set forth in the Code regarding personal investing apply to ALL personal securities transactions by Covered Persons, unless a transaction is in an Exempt Security or is an Exempt Transaction, as defined below.

        A.      COVERED SECURITIES & TRANSACTIONS

        Personal securities transactions subject to the Code include, but are not limited to:

        o Equity securities including common and preferred stock, except as otherwise exempted below;
        o   Investment and non-investment grade debt securities;
        o Investments convertible into, or exchangeable for, stock or debt securities;
        o Any derivative instrument relating to any of the above securities, including options, warrants and futures;
        o   Any interest in a partnership investment in any of the foregoing;
        o   Shares of closed-end investment companies; and
        o   ETFs not registered with the SEC - e.g. OPALS

        B.      EXEMPT SECURITIES & TRANSACTIONS

        The Code pre-clearance procedures, 60-day hold rule and reporting requirements do not apply to the following securities or transactions, unless specified otherwise:

        EXEMPT SECURITIES

        o   Shares of registered open-end mutual funds and money market funds;
        o Treasury bonds, treasury notes, treasury bills, U.S. Savings Bonds, and other instruments issued by the U.S. government or its agencies or instrumentalities;
        o Debt instruments issued by a banking institution, such as bankers' acceptances and bank certificates of deposit (not including corporate or high yield bonds);
        o   Commercial paper;
        o   Municipal bonds;
        o   Stock indices; and
        o   ETFs - excluding those listed above in III.A.

        EXEMPT TRANSACTIONS

        o Transactions in an account over which a Covered Person has no direct or indirect influence or control;



                                        5
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                                    C-77/12

        o Transactions in any account held by a Covered Person which is managed on a discretionary basis by a person other than the Covered Person where the Covered Person does not influence or control the transactions;
        o Transactions that are involuntary (THESE TRANSACTIONS MUST BE REPORTED ON THE MONTHLY REPORT OR "BLUEFORM," e.g., bond calls, stock splits, spin-offs, etc.);
        o Purchases that are part of a direct investment plan. However, your initial purchase into this program must be pre-cleared with Compliance and reported on your first monthly report after starting the program. If you ever contribute more than the automatic deduction to this plan, you must pre-clear this transaction as if it were a non-exempt transaction;
        o Purchases as a result of the exercise of rights issued pro rata to all holders of a class of securities, to the extent that such rights were acquired from the issuer, and the sale of such rights;
        o Transactions in options or futures contracts on commodities, currencies or interest rates; and
        o Other similar circumstances as determined by the Director of Compliance or General Counsel.

        C.      DE MINIMIS TRANSACTIONS

        You are NOT required to pre-clear certain de minimis transactions that meet the following criteria. However, you must report these transactions on your monthly Blueform:

                EQUITY SECURITIES

                Any purchase or sale transaction of
                1,000 or less shares daily in a security with a market capitalization over $5 billion that trades on the NYSE or other
                DOMESTIC exchange, including
                NASDAQ (excluding all options).

                                                 -------------------------------
                                                     DE MINIMIS TRANSACTIONS
                                                    ARE SUBJECT TO THE 60-DAY
                                                          HOLDING PERIOD
                                                 -------------------------------


                DEBT SECURITIES

                Any purchase or sale transaction with a market capitalization of at least $5 billion of up to 100 units ($100,000 principal amount) in an issuer.

        D.      PUBLIC OFFERINGS & PRIVATE PLACEMENTS

        As a Covered Person, you may not engage in a personal securities transaction in any security in a private placement or public offering without prior written approval by the Director of Compliance or its General Counsel. This includes initial, primary and secondary offerings. In considering such approval, the Director of Compliance or General Counsel will take into account, among other factors, whether the investment opportunity

                                        6
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                                    C-77/13
        is available to and/or should be reserved for an Advisory Client account, and whether the opportunity is being offered to the Covered Person by virtue of his or her position.

        If you are approved to engage in a personal securities transaction in a private placement or public offering, you must disclose that investment if you play a part directly or indirectly in subsequent investment considerations of the security for an Advisory Client account. In such circumstances, NA's decision to purchase or sell securities of the issuer shall be subject to an independent review by an NA Employee with no personal interest in the issuer. In addition, you may also be required to refrain from trading the security.

        E.      ETFS

        ETFs that are 1940 Act registered investment companies (i.e., SPDRS, QQQs, MDYs, DIAs, WEBS, Diamonds, iShares, etc.) may be purchased as exempt securities under our Code of Ethics. They will be treated as a mutual fund. These products are organized as either Unit Investment Trusts or Management Investment Companies.

        Covered Persons are NOT permitted to buy ETFs that are organized as Grantor Trusts (e.g., HOLDRs). Grantor Trusts represent undivided beneficial ownership in the common stock of a group of specific companies.

        F.      OPTIONS

        All rules that apply to equity securities also apply to options under this Code. Options are complex and careful attention should be given when trading them. Further discussion of trading options is provided in Appendix IV.

------------------------------------
     THE TIME THAT A PUT OR CALL
    IS PURCHASED OR SOLD/WRITTEN
     IS WHAT DETERMINES WHETHER
        THERE IS A VIOLATION,
       NOT WHEN THE OPTION IS
        EXERCISED OR EXPIRES
------------------------------------

                    Covered Persons may not purchase or sell an option in a security that NA has traded within three days unless the employee owns the underlying security. No Covered Person shall use options to circumvent the restrictions of this Code. In other words, no Covered Person may use options transactions or related vehicles if this Code would prohibit taking the same position directly in the security.

        Both the meaning and spirit of the Code discourages short-term trading by requiring a minimum 60-day holding period. The time that a put or call is purchased or sold/written is what determines whether there is a violation, not when the option is exercised or expires.



                                        7
                                                                Effective 4/1/01


                                    C-77/14

        o Long calls and short puts will be treated as BUY DECISIONS of the underlying security.
        o Long puts and short calls will be treated as SALE DECISIONS of the underlying security.

        If you close out your initial position or if you write a naked call option that expires within 60 days - it may be in violation of the Code.

        PRE-CLEARANCE RULES FOR OPTIONS:

            o   The De Minimis Rule does not apply to options.
            o All options transactions must be pre-cleared. Compliance may waive the pre-clearance requirement in certain circumstances if a waiver form is on file. However, every Covered Person must pre-clear options transactions of more than ten contracts.

        ALLOWABLE OPTIONS TRADING:

            o   Options on securities you own.
            o   Options on securities you do not own (e.g., naked or uncovered).
            o   Options on broad-based indices.

        IF YOU HAVE ANY QUESTIONS ABOUT WHETHER A PARTICULAR TRANSACTION QUALIFIES AS AN EXEMPT TRANSACTION, CONTACT THE COMPLIANCE DEPARTMENT OR THE GENERAL COUNSEL.



















                                        8
                                                                Effective 4/1/01

                                    C-77/15

--------------------------------------------------------------------------------
IV.     PROCEDURES FOR TRADING SECURITIES
--------------------------------------------------------------------------------
        Covered Persons wishing to purchase or sell securities for their own accounts must follow certain procedures designed to avoid actual or potential conflicts of interest. These procedures include pre-clearing the transaction, holding the security for at least the required minimum length of time, and adhering to a blackout period around Advisory Client trades. Please note that these procedures DO NOT APPLY TO EXEMPT SECURITIES AND EXEMPT TRANSACTIONS, as defined above.

        A.      PRE-CLEARANCE

        As a Covered Person, you must submit an electronic Employee Personal Request Form ("Form"), which can be found presently at home.nacm.com. Within the next few weeks the new NACM Insider intranet site will be rolled out and the link to CTI will be found under "One Click Tools" - click on "Trade Pre-Clearance" and this will take you directly to the CTI iTrade Form. Pre-clearance is required for the PURCHASE OR SALE of all non-exempt securities for your own account or any accounts over which you have control or have a beneficial interest.

        In addition, Investment Floor Personnel must receive authorization for all non-exempt personal securities transactions from the Chief Investment Officer ("CIO") or a senior portfolio manager ("Sr. PM"). Investment Floor Personnel must submit an email to the CIO/Sr. PM requesting authorization of the non-exempt personal securities transaction. The CIO/Sr. PM will then reply back to the Investment Floor Personnel who will then forward the email to Compliance PRIOR to Compliance granting pre-clearance approval. Compliance will not send through the pre-clearance request until this information is received.

        You must pre-clear all personal securities transactions, unless the security is an Exempt Security or the transaction qualifies as an Exempt or De Minimis Transaction. Any security that does not trade on a domestic exchange (or NASDAQ) must be pre-cleared.

                                      ------------------------------------------
                                           YOU DO NOT NEED PRE-CLEARANCE FOR
                                                   TRANSACTIONS OF
                                                1,000 SHARES OR LESS IN
                                            SECURITIES THAT HAVE A MARKET
                                                 CAPITALIZATION OVER
                                               $5 BILLION & TRADE ON A
                                                  DOMESTIC EXCHANGE
                                      ------------------------------------------


        NA will treat the pre-clearance process as confidential and will not disclose any information given during the pre-clearance process except as required by law or for relevant business purposes.

        As a Covered Person, you cannot execute the requested transaction until you receive authorization from the Compliance Department to do so. Pre-clearance requests will be

                                        9
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                                    C-77/16
        processed by the Compliance Department as quickly as possible. Please remember that pre-clearance approval is not automatically granted for every trade.

        Priority Pre-Clearance Window

        Compliance Department personnel will give priority attention to pre-clearance requests submitted prior to 9:00 a.m. In these cases, you will normally receive notification of your pre-clearance approval or denial within 10-15 minutes. Pre-clearance requests submitted after 9:00 a.m. will be processed in as timely a manner as possible, but other Compliance Department duties may delay the response for two hours or more after submission.

        Pre-Clearance Period

        Pre-clearance must be obtained on the date of the proposed transaction, which includes the current date through "market open" the next business day (e.g., 6:30 a.m. PT, excluding stock market holidays for domestically traded securities) after the day that pre- clearance was obtained.

        If you decide not to execute the transaction on the day your pre-clearance approval is received, or your entire trade is not executed that day, you must request pre-clearance again at such time as you decide to execute the trade/the rest of the trade.

        Pre-clearance approval is valid only for the particular transaction requested on the Form. If you make any changes to the transaction (e.g., increase or decrease the size of the transaction), you should inform Compliance of the change by submitting a new trade request.

        Failure to obtain pre-clearance for a non-exempt personal securities transaction is a serious breach of the Code. If you fail to obtain pre-clearance approval for your non- exempt personal securities transaction, you will be subject to disciplinary action, up to and including termination of employment. You may also be required to cancel the trade and bear any losses that occur. You may also be required to disgorge any profits realized on the unauthorized trade and donate them to a charity designated by NA (e.g., the United Way). Employees may select the specific United Way charity to which they designate their donation.

        B.      HOLDING PERIOD RESTRICTION

        As a general principle, personal
        securities transactions must be for
        investment purposes and not for the
        purposes of generating short-term
        profits. Any profits realized on a sale
        of a security held less than 60 days
        will be disgorged, with a check

                                              ----------------------------------
                                                  YOU MAY NOT SELL A SECURITY
                                                      ACQUIRED WITHIN THE
                                                    PREVIOUS 60 DAYS, UNLESS
                                                       SELLING AT A LOSS
                                              ----------------------------------

                                      10
                                                                Effective 4/1/01

                                    C-77/17
        written to a charity designated by NA. Checks will be submitted to Compliance and forwarded to the selected charity. You may, however, sell a security held less than 60 days if the security is being sold for no profit.

        This holding period restriction does not apply to Exempt Securities or Exempt Transactions. The Director of Compliance or General Counsel may also grant exceptions to this prohibition in limited circumstances (e.g., bankruptcy, eviction, personal health emergency, etc.) upon prior written request.

        C.      BLACKOUT PERIOD

        As a Covered Person, you may not buy or sell equity securities for your personal accounts if:

            o NA has engaged in a transaction in the same or an equivalent security for an Advisory Client account within the last three days, or
            o   the security is on the NA trading blotter or proposed blotter.

        In the event you effect a prohibited personal securities transaction within three business days before or after an Advisory Client account transaction in the same or equivalent security, you will be required to close out your position in the security and disgorge any profit realized from the transaction to a charity designated by NA. However, if you properly obtained pre-clearance for a transaction and an Advisory Client account subsequently transacted in the same security within three days of your transaction, this will not normally result in required disgorgement, unless otherwise determined by the Director of Compliance or General Counsel.

        The blackout period does not apply to Exempt Transactions or transactions of Exempt Securities.

        D.      FRONT-RUNNING
                                                      --------------------------
                                                        AS A COVERED PERSON, YOU
                                                         MAY NOT USE MATERIAL,
                                                        NON-PUBLIC INFORMATION
                                                           ABOUT ANY ISSUER
                                                             OF SECURITIES
                                                      --------------------------

        As a Covered Person, you may not front-
        run an order or recommendation being
        made for or on behalf of a NA Advisory
        Client, even if you are not responsible for the order or the recommendation (and even if the order or recommendation is for someone other than the Covered Person).
        Front-running consists of executing a
        transaction based on the knowledge of the forthcoming transaction or recommendation in the same or an underlying security, or other related securities, within three business days preceding a transaction on behalf of an NA Advisory Client.



                                       11
                                                                Effective 4/1/01

                                    C-77/18

        E.      INSIDE INFORMATION

        As a Covered Person, you may not use material, non-public information about any issuer of securities, whether or not such securities are held in the portfolios of Advisory Clients or suitable for inclusion in such portfolios, for personal gain or on behalf of an Advisory Client. If you believe you are in possession of such information, you must contact the Director of Compliance immediately to discuss the information and the circumstances surrounding its receipt. This prohibition does not prevent a Covered Person from contacting officers and employees of issuers or other investment professionals in seeking information about issuers that is publicly available. (REFER TO NA'S INSIDER TRADING POLICY UNDER APPENDIX I FOR MORE INFORMATION.)

        IF YOU HAVE ANY QUESTIONS REGARDING PERSONAL TRADING, CONTACT THE COMPLIANCE DEPARTMENT OR THE GENERAL COUNSEL.



























                                       12
                                                                Effective 4/1/01


                                    C-77/19

--------------------------------------------------------------------------------
V.      REPORTS & CERTIFICATIONS REGARDING PERSONAL SECURITIES
        TRANSACTIONS
--------------------------------------------------------------------------------
        A.      PERSONAL HOLDINGS REPORTS

        In order to address potential conflicts of interest that can arise when a Covered Person acquires or disposes of a security, and to help ensure compliance with the Code, as a Covered Person, you must submit a Personal Holdings Report within ten days of commencement of employment with NA and annually thereafter with a list of all securities holdings in which you have a beneficial interest (excluding interests in Exempt Securities).

        B.      MONTHLY TRANSACTION & GIFT REPORTS

        As a Covered Person, you must file a Monthly Securities Transaction and Gift Report ("Blueform") with Compliance by the tenth day of each month for the previous month (e.g., a March Blueform would be due by the tenth of April). If you did not execute any securities transactions during the applicable month, you are still required to submit a Blueform. Blueforms are presently electronically filed at home.nacm.com. Within the next few weeks you will submit them via the new
                NACM Insider intranet site. The "Submit Blueform" link can be found under "One Click Tools" on the home page. The Compliance Department receives all Blueform confirmations via email and stores them in a master database that is archived to CD ROM.

        ------------------------------
             YOU MUST SUBMIT YOUR
             BLUEFORM BY THE TENTH
              DAY OF EVERY MONTH
            THERE ARE NO WEEKEND OR
             HOLIDAY GRACE PERIODS
        ------------------------------



        Your Blueform must contain the following information with respect to each reportable personal securities transaction. All fields must be completed in order for your report to be successfully filed:

            o   Date of transaction (transaction date not settlement date);
            o   Direction;
            o   Security name;
            o   Security symbol or CUSIP;
            o   Number of shares;
            o   Price at which the transaction was effected;
            o Name of the broker, dealer or bank with or through whom the transaction was effected; and
            o   Account number.


                                       13
                                                                Effective 4/1/01


                                    C-77/20

        If you traded options, you will need to report them in the new options table. The fields in this table are as follows: (Note: this section will not be available until after April 19, 2001)

            o   Type of Option;
            o   Purchase Date;
            o   Direction;
            o   # of Contracts;
            o   Underlying Security;
            o   Strike Price;
            o   Expiration Date;
            o Name of the broker, dealer or bank with or through whom the transaction was effected; and
            o   Account number.

        Blueforms may contain a statement that the report is not to be construed as an admission that the person filing the report has or had any direct or indirect beneficial interest in any security described in the report.

        C.      SELECTED BROKERAGE FIRMS

        To streamline and increase data integrity in the personal trading reconciliation process, the following policy requiring employees to conduct their personal trading through accounts established among selected brokerage houses ("Selected Firms") has been implemented.

        Employees may maintain fully discretionary managed account(s) at any brokerage house/investment adviser. These accounts are not subject to the Code of Ethics.

        PERSONAL BROKERAGE ACCOUNT GUIDELINES:

            o Any new hire that does not have a brokerage account prior to joining NA, and wishes to open one, will be limited to opening such an account from among the Selected Firms (see Table A below).

            o Any current employee that does not have a brokerage account as of April 1, 2001 and wishes to open one, will be limited to opening such an account(s) from among the Selected Firms.

            o Any new hire that has any existing brokerage account(s) prior to joining NA that are not with any of Selected Firms must transfer his/her account to a Selected Firm within six months of his/her anniversary date, or close the account(s).


                                       14
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                                    C-77/21

            o Any current employee with any brokerage account(s) as of April 1, 2001 that are not among the Selected Firms must transfer his/her account(s) to a Selected Firm by December 31, 2001, or close the account.

        Note: Employees are responsible for all costs associated with closing accounts.

                             TABLE A - SELECTED FIRMS

--------------------------------------------------------------------------------
        AG EDWARDS                     MERRILL LYNCH
        AMERITRADE                     MORGAN STANLEY DEAN WITTER
        CSFB (& former DLJ)            PAINE WEBBER
        DATEK                          PRUDENTIAL
        ETRADE                         SALOMON SMITH BARNEY
        FIDELITY                       SCHWAB
        FIRST UNION                    QUICK & REILLY (& former Suretrade)
        GOLDMAN SACHS & CO             TD WATERHOUSE
--------------------------------------------------------------------------------

        D.      DUPLICATE BROKERAGE STATEMENTS & CONFIRMATIONS

        Covered Persons are required to instruct each broker-dealer that holds an account of theirs to send duplicate copies of all transaction confirmations and statements directly to the Compliance Department. This requirement does not apply to accounts that:

            o   Are fully managed by a third party;
            o   Exclusively hold Exempt Securities; or
            o   Are held at a mutual fund company.

        Most brokers require that NA provide a "407 letter" that gives them permission to hold your account and in which NA requests that the broker provides NA duplicate statements and confirms on a monthly basis. Compliance will execute this letter for any account at a Selected Broker upon request.

        E.      CERTIFICATION OF COMPLIANCE

        As a newly hired Employee, you must certify that you have read, understand and will comply with the Code.

        As a continuing Employee, you must annually certify that you have read, understand, have complied, and will continue to comply, with the Code.

        Appendix V must be completed, signed and returned to the Compliance Department.




                                       15
                                                                Effective 4/1/01


                                    C-77/22

--------------------------------------------------------------------------------
VI.     POTENTIAL CONFLICT OF INTEREST ISSUES
--------------------------------------------------------------------------------
        Certain activities, while not directly involving personal trading issues, nonetheless raise similar potential conflict of interest issues and are appropriate for inclusion in the Code. These monitored activities are as follows:

        A.      SERVICE ON BOARDS OF OTHER COMPANIES

        As a Covered Person, you are prohibited from serving on the board of directors of any publicly traded company or organization. In addition, if you wish to serve on the board of directors of a privately held "for profit" company, you must first obtain prior written approval from the Director of Compliance or General Counsel. It is not necessary to obtain approval to serve on the board of directors of entities such as schools, churches, industry organizations or associations, or similar non-profit boards.

        B.      GIFTS

        1.      DEFINED

                As a Covered Person, you may not seek any gift, favor, gratuity, or preferential treatment from any person or entity that:

                o   Does business with or on behalf of NA;
                o Is or may appear to be connected with any present or future business dealings between NA and that person or organization; or
                o   May create or appear to create a conflict of interest.

                You may only accept gifts offered as a courtesy. You must report on your monthly Blueform all gifts, favors or gratuities valued at $25 MORE (EXCEPT MEALS VALUED AT LESS THAN $50). Non-Employee Trustees only need to report gifts if values in excess of $100 and the gift is given in connection with the Trustee's affiliation with NA.

        2.      GIFT PRE-CLEARANCE

                You must submit a gift pre-clearance form and obtain prior written approval for all gifts with a fair market value in excess of $100. Fair market value applies to the value of the total gift (e.g., if you receive 4 tickets valued at $55 a piece, this is considered a gift in valued over $100 and must be pre-cleared). You must make every reasonable effort to obtain approval from your direct supervisor and the Compliance Department PRIOR to accepting anything of value over $100. If you are unable to request pre-approval (e.g., received gift in the mail) you must make disclosure as soon as possible after the gift/event, but no later than on your next Blueform.

                                       16
                                                                Effective 4/1/01


                                    C-77/23

                A gift may be denied or required to be returned or reimbursed if you receive an excessive number of gifts, especially if received from a single source or if the total dollar value of gifts received during a single year is deemed excessive.

        3.      GIFT VIOLATIONS

                In the event you fail to properly disclose and/or pre-clear these items, the Management Committee will require the employee personally to either donate the fair market value of the item (or the item itself) to charity or directly reimburse the person or entity responsible for giving the item.

                As a Covered Person, you may not offer any gifts, favors or gratuities that could be viewed as influencing decision-making or otherwise could be considered as creating a conflict of interest on the part of the recipient.

                You must never give or receive gifts or entertainment that would be controversial to either you or NA, if the information was made public. You should be aware that certain NA clients might also place restrictions on gifts you may give to their employees.

         C.     FORM 700 - STATEMENT OF ECONOMIC INTEREST

                As part of our contracts with various clients within the State of California, Designated Employees must annually file the FORM 700 - STATEMENT OF ECONOMIC INTERESTS with the California Fair Political Practices Commission ("Commission") that requires the disclosure of personal financial information. We have identified the applicable lead portfolio managers as "Designated Employees." The list of Designated Employees and the portfolios to which this rule applies is available from Compliance.

                Form 700 stipulates that Designated Employees cannot accept more than $320 (for the Year 2001) in gifts in a calendar year from a single source.

                Below is a list of items that a Designated Employees must disclose:

                o Investments - (all transactions reported or pre-cleared during the reporting year);
                o   Business positions/partnerships;
                o   Gifts (regardless of location of the giver);
                o   Income from a privately owned business;
                o   Individual Retirement Accounts;
                o   Loans made to others;
                o Loans received - excluding loans from a commercial lending institution, loans less than $10,000 or mortgages on a primary residence;

                                       17
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                                    C-77/24

                o   Loans to the business;
                o Real estate holdings - excluding primary residence and only within the state/county or city where applicable;
                o Rental income (on real estate in applicable geographic area);
                o   Sale of home, automobile or boat;
                o   Sole proprietorship;
                o   Speaking fees;
                o   Spouse's income - other than salary;
                o   Tickets/passes;
                o   Travel reimbursements or payments (inside or outside state);
                    and
                o   Trusts.

        D.      PAY-TO-PLAY
        1.      DEFINED

                The practice of an investment adviser or its employees giving political contributions FOR THE PURPOSE OF obtaining the award or retention of investment advisory contracts by government entities.

        2.      BACKGROUND

                Although it appears unlikely that the SEC will issue a controversial final rule on "pay-to-play" for the advisory profession at this time, the ICAA has strongly urged all its members to implement appropriate pay-to-play policies as part of their codes of ethics. These policies and procedures should be reasonably designed to prevent pay-to-play abuses, based on the unique characteristics and business structure of each adviser. Based on these recommendations, and as a matter of good business practice, NA is implementing the following policies and procedures.

        3.      POLICIES AND PROCEDURES

                a. RESTRICTION. Neither NA nor any employee of NA will engage, either directly or indirectly, in any "pay-to-play" activities. This is an absolute ban - NO EXCEPTIONS.

                b. FIRM PRE-CLEARANCE. NA does not normally make political contributions. However, if at any time NA makes an exception to this policy and does choose to make a political contribution, the contribution MUST be PRE-CLEARED via e-mail by the General Counsel or Director of Compliance. In the e-mail, the person requesting the pre-clearance on behalf of NA will be required to certify that the contribution is not for the purpose of obtaining or retaining NA's engagement as an investment adviser to a government entity or plan. Other facts relevant to the reason for the contribution should be included.

                                       18
                                                                Effective 4/1/01


                                    C-77/25

                c. EMPLOYEE PRE-CLEARANCE. If any Employee makes contributions above $1,000 in any calendar year (each contribution individually, or contributions cumulatively at the point the particular contribution would cause total contributions for the year to exceed $1,000) to any government official (e.g., federal, state, or local) or candidate, that contribution MUST be PRE- CLEARED via e-mail by the General Counsel or Director of Compliance. In the e-mail, the person requesting the pre-clearance will be required to certify that the contribution is not for the purpose of obtaining or retaining NACM's engagement as an investment adviser to a government entity or plan.

                d. CERTIFICATION OF COMPLIANCE. As a newly hired Employee, you must certify that you have read, understand and will comply with the Code. Newly hired Employees must also disclose any contribution described in 3.c above made from the time you entered into employment negotiations with NA. As a continuing Employee, you must annually certify that you have read, understand, have complied and will continue to comply with the Code.

        Below is the statement that will now be included in the annual "Certificate of Compliance" statement relating to "pay-to-play":

                "I certify I have pre-cleared all required political contributions as stipulated by the Code. I certify that I did not make, or cause to be made, any political contributions for the purpose of obtaining or retaining NACM as an investment adviser to a government entity or plan."


















                                       19
                                                                Effective 4/1/01


                                    C-77/26

--------------------------------------------------------------------------------
VII.    VIOLATIONS OF THE CODE
--------------------------------------------------------------------------------
        A.      MONTHLY REPORTING VIOLATIONS

                                          --------------------------------------
                                                  A LATE BLUEFORM INCURS
                                            A FINE OF $50 THE FIRST DAY LATE
                                              & $10 FOR EACH ADDITIONAL DAY
                                                   THE REPORT IS LATE
                                         --------------------------------------

                You must complete your Personal Security Transaction and Gift Report ("Blueform") via the intranet site by the end of the 10th day of each month, regardless of whether you had any trading or gift activity for that month.

                The Executive Committee member with oversight of your department may grant exceptions to this requirement for legitimate business or personal reasons. However, you should make every reasonable effort to submit your report in a timely manner.

         B.       TRADING VIOLATIONS

        Any trading-related violation of this Code will incur the following sanctions, in addition to disgorging any profits on personal trades that conflict with NA client transactions:

        ------------------------------------------------------------------------
        First Violation
        ------------------------------------------------------------------------
            o   A fine of half a percent of base salary up to $500;
            o Meet with Department Head and the Director of Compliance to discuss and re-sign the Code of Ethics.

        ------------------------------------------------------------------------
        Second Violation (within 12 months)
        ------------------------------------------------------------------------
            o   A fine of one percent of base salary up to $1,000;
            o Meet with Department Head and the Director of Compliance to discuss and re-sign the Code of Ethics;
            o   Written warning to personnel file;


        ------------------------------------------------------------------------
        Third violation (within 12 months)
        ------------------------------------------------------------------------

            o   A fine of two percent of base salary up to $2,000;
            o Meet with Department Head and the Director of Compliance to discuss and re-sign the Code of Ethics;
            o   Written warning to personnel file;
            o Prohibition from trading personally for a specific period of time (e.g., six months to one year) except to close out current positions;
            o   May result in termination of employment with NA.



                                       20
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                                    C-77/27

        All fines will be paid to a charity designated by NA. Checks will be submitted to Compliance and forwarded to the selected charity. A violation of this Code is subject to the imposition of such sanctions as may be deemed appropriate under the circumstances to achieve the purposes of this Code. The Director of Compliance and the Executive Committee will determine sanctions for violations of the Code. Such sanctions may include those previously described, as well as others deemed appropriate.

        Sanctions for a material violation (i.e., one that involves an actual conflict or appearance of impropriety) of this Code by a Trustee of the Funds will be determined by a majority vote of that Fund's Disinterested Trustees.

        IF YOU HAVE ANY QUESTIONS ABOUT ANY ASPECT OF THE CODE, CONTACT THE DIRECTOR OF COMPLIANCE.




























                                       21
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                                    C-77/28

--------------------------------------------------------------------------------
VIII.   ANNUAL BOARD REVIEW
--------------------------------------------------------------------------------
        NA management annually prepares a report to the Funds' boards summarizing existing procedures concerning personal trading (including any changes in the Code), highlights material violations of the Code requiring significant corrective action and identifies any recommended changes to the Code.

--------------------------------------------------------------------------------
IX.     ADMINISTRATION & CONSTRUCTION
--------------------------------------------------------------------------------
        The Director of Compliance is responsible for administering this Code which includes:

            o   Maintaining a current list of Covered Persons;
            o Providing all Employees with a copy of the Code and periodically informing them of their duties and obligations under the Code; o Supervising the implementation and enforcement of the terms of the Code;
            o Maintaining or supervising the maintenance of all records and reports required by the Code;
            o Preparing a list of all transactions effected by any Covered Person during the three-day blackout period;
            o Determining whether any particular securities transactions should be exempted pursuant to the provisions of Section III of the Code;
            o Issuing, either personally or with the assistance of counsel, any interpretation of the Code that would be consistent with the objectives of the Code;
            o Conducting inspections or investigations reasonably required to detect and report material violations of the Code and provide recommendations relative to these violations to NA's Management Committee, or the Board of Trustees of a Fund or any Committee appointed by them to deal with such information;
            o Submitting a quarterly report to the Trustees of each Fund containing a description of any material violation and action taken and any other significant information concerning administration of the Code; and
            o Regular reporting on Code compliance to the Executive Committee and General Counsel.

--------------------------------------------------------------------------------
X.       AMENDMENTS & MODIFICATIONS
--------------------------------------------------------------------------------
        This Code may be amended or modified as deemed necessary by NA or the officers of the Funds, with the advice of Fund counsel, provided such amendments or modifications shall be submitted to the Board of Trustees of the Funds for ratification and approval at the next available meeting. This version of the Code has been amended taking into account the recent amendments to Rule 17j-1 under the Investment Company Act of 1940. This Code is effective as of March 31, 2001, to be ratified by the Board of Trustees of the Funds at its next regularly scheduled meeting.

                                       22
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                                    C-77/29

--------------------------------------------------------------------------------

                                   APPENDIX I

--------------------------------------------------------------------------------

                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                          NICHOLAS-APPLEGATE SECURITIES
                  POLICIES AND PROCEDURES CONCERNING THE MISUSE
                       OF MATERIAL NON-PUBLIC INFORMATION
                               ("INSIDER TRADING")

Every employee of Nicholas-Applegate Capital Management, a California Limited Partnership ("NA") must read and retain a copy of these Policies and Procedures. Any questions regarding the Policies and Procedures described herein should be referred to NA's Compliance Department ("Compliance").

--------------------------------------------------------------------------------
SECTION I. POLICY STATEMENT ON INSIDER TRADING ("Policy Statement")
--------------------------------------------------------------------------------
        NA's Policy Statement applies to every Employee and extends to activities both within and outside the scope of their duties at NA. NA forbids any Employee from engaging in any activities that would be considered "insider trading."

        The term "insider trading" is not defined in the federal securities laws, but generally is understood to prohibit the following activities:

            o Trading by an insider, while in possession of material non-public information;
            o Trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated;
            o Recommending the purchase or sale of securities while in possession of material non-public information; or
            o Communicating material non-public information to others (i.e., "tipping").

        The elements of insider trading and the penalties for such unlawful conduct are discussed below. If you have any questions regarding this Policy Statement you should consult the Compliance Department.

        WHO IS AN INSIDER?

        The concept of "insider" is broad and it includes officers, partners and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and, as a result, is given access to information solely for the company's purposes. A temporary insider can include,


                                      I-1
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                                    C-77/30
        among others, company attorneys, accountants, consultants, bank lending officers, and the employees of these organizations. In addition, NA and its Employees may become temporary insiders of a company that NA advises or for which NA performs other services. According to the U.S. Supreme Court, before an outsider will be considered a temporary insider for these purposes, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must, at least, imply such a duty.

        WHAT IS MATERIAL INFORMATION?

        Trading, tipping, or recommending securities transactions while in possession of inside information is not an actionable activity UNLESS the information is "material." Generally, information is considered material if: (i) there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions or (ii) it is reasonably certain to have a substantial effect on the price of a company's securities. Information that should be considered material includes, but is not limited to:

            o   dividend changes;
            o   earnings estimates;
            o   changes in previously released earnings estimates;
            o   a joint venture;
            o   the borrowing of significant funds;
            o a major labor dispute, merger or acquisition proposals or agreements;
            o   major litigation;
            o   liquidation problems; and
            o   extraordinary management developments.

        For information to be considered material, it need not be so important that it would have changed an investor's decision to purchase or sell particular securities; rather it is enough that it is the type of information on which reasonable investors rely in making purchase or sale decisions. The materiality of information relating to the possible occurrence of any future event would depend on the likelihood that the event will occur and its significance if it did occur.

        Material information does not have to relate to a company's business. For example, in U.S. V. CARPENTER, 791 F.2d 1024 (2d Cir. 1986), AFF'D, 484 U.S. 19 (1987) (affirmed without opinion by an evenly divided court with respect to the charge of insider trading, based on the "misappropriation" theory), the court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a WALL STREET JOURNAL reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the JOURNAL and whether those reports would be favorable or not.

        WHAT IS NON-PUBLIC INFORMATION?




                                       I-2
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                                    C-77/31

        All information is considered non-public until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in DOW JONES, REUTERS ECONOMIC SERVICES, THE WALL STREET JOURNAL or other publications of general circulation would be considered public. Information in bulletins and research reports disseminated by brokerage firms are also generally considered to be public information.

        BASIS FOR LIABILITY

        In order to be found liable for insider trading, one must either (i) have a fiduciary relationship with the other party to the transaction and have breached the fiduciary duty owed to that other party, or (ii) have misappropriated material non-public information from another person.

                FIDUCIARY DUTY THEORY

                Insider trading liability may be imposed on the theory that the insider breached a fiduciary duty to a company. In 1980, the U.S. Supreme Court held that there is no general duty to disclose before trading on material non-public information, and that such a duty arises only where there is a fiduciary relationship. That is, there must be an existing relationship between the parties to the transaction such that one party has a right to expect that the other party would either (a) disclose any material non-public information, if appropriate or permitted to do so, or (b) refrain from trading on such material non-public information. CHIARELLA V. U.S., 445 U.S. 222 (1980).

                In DIRKS V. SEC, 463 U.S. 646 (1983), the U.S. Supreme Court stated alternative theories under which non-insiders can acquire the fiduciary duties of insiders: (a) they can enter into a confidential relationship with the company through which they gain the information (e.g., attorneys, accountants, etc.), or
                (b) they can acquire a fiduciary duty to the company's shareholders as "tippees" if they were aware, or should have been aware, that they had been given confidential information by an insider that violated his or her fiduciary duty to the company's shareholders by providing such information to an outsider.

                However, in the "tippee" situation, a breach of duty occurs only where the insider personally benefits, directly or indirectly, from the disclosure. Such benefit does not have to be pecuniary, and can be a gift, a reputational benefit that will translate into future earnings, or even evidence of a relationship that suggests a quid pro quo.

                MISAPPROPRIATION THEORY

                Another basis for insider trading liability is the "misappropriation" theory. Under the misappropriation theory, liability is established when trading occurs as a result of, or based upon, material non-public information that was stolen or misappropriated


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                                    C-77/32
                from any other person. In U.S. V. CARPENTER, SUPRA, the court held that a columnist for THE WALL STREET JOURNAL had defrauded the JOURNAL when he obtained information that was to appear in the JOURNAL and used such information for trading in the securities markets. The court held that the columnist's misappropriation of information from his employer was sufficient to give rise to a duty to disclose such information or abstain from trading thereon, even though the columnist owed no direct fiduciary duty to the issuers of the securities described in the column or to purchasers or sellers of such securities in the marketplace. Similarly, if information is given to an analyst on a confidential basis and the analyst uses that information for trading purposes, liability could arise under the misappropriation theory.

        PENALTIES FOR INSIDER TRADING

        Penalties for trading on, or communicating material non-public information are severe, both for individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he or she did not personally benefit from the violation. Penalties include:

            o   Civil injunctions;
            o Criminal penalties for individuals of up to $1 million and for "non-natural persons" of up to $2.5 million plus, for individuals, a maximum jail term from five to ten years; o Private rights of actions for disgorgement of profits;
            o Civil penalties for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited;
            o Civil penalties for the employer or other controlling person of up to the greater of $1 million per violation or three times the amount of the profit gained or loss avoided, as a result of each violation; and
            o A permanent bar, pursuant to the SEC's administrative jurisdiction, from association with any broker, dealer, investment company, investment adviser, or municipal securities dealer.

        In addition, any violation of this Policy Statement can be expected to result in serious sanctions by NA, including dismissal of the persons involved.

--------------------------------------------------------------------------------
SECTION II. PROCEDURES TO IMPLEMENT NA'S POLICY STATEMENT
--------------------------------------------------------------------------------
        The following procedures have been established to aid NA's Employees in avoiding insider trading, and to aid NA in preventing, detecting and imposing sanctions against insider trading. Every Employee of NA must follow these procedures or risk serious sanctions, as described above. If you have any questions about these procedures you should consult with the Director of Compliance.




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                                    C-77/33

        IDENTIFYING INSIDER INFORMATION

        Before trading for yourself or others, including for any client accounts managed by NA, in the securities of a company about which you may have potential insider information, or revealing such information to others or making a recommendation based on such information, you should ask yourself the following questions.

        o   Is the information material?
        o Is this information that an investor would consider important in making an investment decision?
        o Is this information that would substantially affect the market price of the securities if generally disclosed?
        o   Is the information non-public?
        o   To whom has this information been provided?
        o Has the information been effectively communicated to the marketplace by being published in THE WALL STREET JOURNAL or other publications of general circulation, or has it otherwise been made available to the public?

        If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information may be material and non-public, you should take the following steps.

        o Report the matter immediately to Compliance and disclose all information that you believe may bear on the issue of whether the information you have is material and non-public;

        o Refrain from purchasing or selling securities with respect to such information on behalf of yourself or others, including for client accounts managed by NA; and

        o Refrain from communicating the information inside or outside NA, other than to Compliance.

        After Compliance has reviewed the issue, you will be instructed to continue the prohibitions against trading, tipping, or communication, or you will be allowed to trade and communicate the information. In appropriate circumstances, the Director of Compliance will consult with the General Counsel as to the appropriate course of action.













                                       I-5
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                                    C-77/34

        PERSONAL SECURITIES TRADING

        All Employees of NA must adhere to NA's Code of Ethics and Conduct ("Code") with respect to:

        o   Securities transactions effected for their own account,

        o Accounts over which they have a direct or indirect beneficial interest, and

        o   Accounts over which they exercise any direct or indirect influence.

        Please refer to NA's Code as necessary. In accordance with the Code, Employees are required to obtain prior written approval from Compliance for all personal securities transactions (unless otherwise exempt under the Code) and to submit to Compliance a Monthly Securities Transaction and Gift Report ("Blueform") concerning all equity securities transactions as required by NA's Code.

        RESTRICTING ACCESS TO MATERIAL NON-PUBLIC INFORMATION

        Information in your possession that you identify, or that has been identified to you as material and non-public, must not be communicated to anyone, except as provided above. In addition, you should make certain that such information is secure. For example, files containing material non-public information should be sealed and inaccessible and access to computer files containing material non-public information should be restricted by means of a password or other similar restriction.

        RESOLVING ISSUES CONCERNING INSIDER TRADING

        If, after consideration of the items set forth above, doubt remains as to whether information is material or non-public, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, please discuss such matters with the Director of Compliance before trading or communicating the information in question to anyone.

        SUPERVISORY PROCEDURES

        The Compliance Department is critical to the implementation and maintenance of these Policies and Procedures against insider trading. The supervisory procedures set forth below are designed to prevent and detect insider trading.

            PREVENTION OF INSIDER TRADING

            In addition to the pre-approval and monthly reporting procedures specified in the Code concerning personal securities transactions, the following measures have been implemented to prevent insider trading by NA's Employees.





                                       I-6
                                                                Effective 4/1/01


                                    C-77/35

            1. All Employees of NA will be provided with a copy of these Policies and Procedures regarding insider trading.
            2. Compliance will, as deemed necessary, conduct educational seminars to familiarize Employees with NA's Policies and Procedures. Such educational seminars will target, in particular, persons in sensitive areas of NA who may receive inside information more often than others;
            3. Compliance will answer questions regarding NA's Policies and Procedures;
            4. Compliance will resolve issues of whether information received by an Employee of NA is material and non-public;
            5. Compliance will review these Policies and Procedures on a regular basis and update as necessary;
            6. Whenever it has been determined that an Employee of NA has possession of material non-public information, Compliance will
                (i) implement measures to prevent dissemination of such information, and (ii) restrict Employees from trading in the securities by placing such securities on NA's Restricted List; and
            7. Upon the request of any Employee, Compliance will review and any requests for clearance to trade in specified securities and either approve or disapprove.

            DETECTION OF INSIDER TRADING

            To detect insider trading, Compliance will:

            1. Review the personal securities transaction reports filed by each Employee, including subsequent monthly review of all personal securities transactions;
            2.  Review the trading activity of client accounts managed by NA;
            3.  Review the trading activity of NA's own accounts, if any; and
            4. Coordinate the review of such reports with other appropriate Employees of NA when Compliance has reason to believe inside information has been provided to certain Employees.

            REPORTS TO MANAGEMENT

            Promptly upon learning of a potential violation of NA's Policies and Procedures, Compliance will prepare a confidential written report to management, providing full details and recommendations for further action. In addition, Compliance will prepare reports to management, when appropriate, setting forth:

            1. A summary of existing procedures to prevent and detect insider trading;
            2. Full details of any investigation, either internal or by a regulatory agency, of any suspected insider trading and the results of such investigation;
            3. An evaluation of the current procedures and any recommendations for improvement; and






                                       I-7
                                                                Effective 4/1/01


                                    C-77/36

            4. A description of NA's continuing education program regarding insider trading, including the dates of any seminars since the last report to management.

            In response to such report, management will determine whether any changes to the Policies and Procedures might be appropriate.


















































                                       I-8
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                                    C-77/37

--------------------------------------------------------------------------------

                                   APPENDIX II

--------------------------------------------------------------------------------

                        EXAMPLES OF BENEFICIAL OWNERSHIP

    / Securities held by a Covered Person for their own benefit, regardless of the form in which held;

    / Securities held by others for a Covered Person's benefit, such as securities held by custodians, brokers, relatives, executors or administrators;

    /   Securities held by a pledgee for a Covered Person's account;

    / Securities held by a trust in which a Covered Person has an income or remainder interest, unless the Covered Person's only interest is to receive principal (a) if some other remainderman dies before distribution or (b) if some other person can direct by will a distribution of trust property or income to the Covered Person;

    / Securities held by a Covered Person as trustee or co-trustee, where the Covered Person or any member of their immediate family (i.e., spouse, children or their descendants, stepchildren, parents and their ancestors, and stepparents, in each case treating a legal adoption as a blood relationship) has an income or remainder interest in the trust;

    / Securities held by a trust of which the Covered Person is the settlor, if the Covered Person has the power to revoke the trust without obtaining the consent of all the beneficiaries;

    / Securities held by a general or limited partnership in which the Covered Person is either the general partner of such partnership or a controlling partner of such entity (e.g., Covered Person owns more than 25% of the partnership's general or limited partnership interests);

    / Securities held by a personal holding company controlled by a Covered Person alone or jointly with others;

    / Securities held in the name of a Covered Person's spouse - unless legally separated or divorced;

    / Securities held in the name of minor children of a Covered Person or in the name of any relative of a Covered Person or of their spouse (including an adult child) who is presently sharing the Covered Person's home;

                                    C-77/38

    / Securities held in the name of any person other than a Covered Person and those listed in above, if by reason of any contract, understanding, relationship, agreement, or other arrangement the Covered Person obtains benefits equivalent to those of ownership; and

    / Securities held in the name of any person other than a Covered Person, even though the Covered Person does not obtain benefits equivalent to those of ownership (as described above), if the Covered Person can vest or re-vest title in himself.














































                                      II-2
                                                                Effective 4/1/01

                                    C-77/39

--------------------------------------------------------------------------------

                                  APPENDIX III

--------------------------------------------------------------------------------

                              QUICK REFERENCE GUIDE


===================================================================================================================
                                                                 BLACK-                 TRADING
                                                    REPORT        OUT       HOLDING      FINE      DISGORGEMENT
DESCRIPTION                             PRECLEAR  ("Blueform")   PERIOD     PERIOD      APPLIES      REQUIRED
===================================================================================================================
EXEMPT SECURITIES:
Open-end mutual funds, US Gov't            NO        NO            NO         NO         N/A         N/A
securities, BAs, CDs, CP, municipal
bonds and certain stock indices
-------------------------------------------------------------------------------------------------------------------
EXEMPT TRANSACTIONS:
  /  No control or influence
  /  Non-voluntary
  /  Automatic dividend reinvestment       NO        NO            NO         NO         N/A         N/A
     plan,
  /  Exercise of pro-rata rights issue
  /  Options or futures on commodities,
     currencies or interest rates
-------------------------------------------------------------------------------------------------------------------
DE MINIMIS TRANSACTIONS:
  /  Market cap> $5 billion                NO        YES           NO         YES        YES         YES
  /  <= 1,000 shares; and
  /  Listed on a domestic exchange or
     NASDAQ
===================================================================================================================
NOTE: THIS INFORMATION IS PROVIDED AS A SUMMARY ONLY. YOU ARE RESPONSIBLE TO
ENSURE YOUR PERSONAL SECURITIES TRADING COMPLIES WITH THE CODE. PLEASE REFER TO
THE CODE UNDER SECTION III FOR FURTHER DETAILS. IF YOU HAVE ANY QUESTIONS,
PLEASE CONTACT COMPLIANCE.






                                      III-1


                                    C-77/40

--------------------------------------------------------------------------------

                                   APPENDIX IV

--------------------------------------------------------------------------------

                               OPTIONS DISCUSSION

Both the meaning and spirit of the Code discourages short-term trading by requiring a minimum 60-day holding period. The goal is to appropriately apply the spirit of the Code to options while at the same time not prejudice employees for investment decisions that were independently made.


I.      Naked Puts (obligates seller to buy stock at prescribed price)
            o   Functional equivalent of a limit order to purchase stock
            o Pre-Approval required unless waiver has been granted or for more than 10 contracts (= to more than 1,000 shares) or if underlying stock falls below prescribed market cap
            o   Pre-Approval denied if NACM is active in the underlying stock
            o   No pre-approval for 1,000+ put shares(1)

II.     Long Puts (grants buyer right to sell stock at a prescribed price)
            o   Used to protect long positions
            o Pre-Approval required unless waiver has been granted or for more than 10 contracts of if underlying stock falls below prescribed market cap
            o   Pre-Approval denied if NACM is active in the underlying stock
            o Pre-Approval required if employee prior to expiration puts 1,000+ shares/below market cap
            o   Stock put within 60 days of purchase violates the Code


III.    Long Calls (gives   owner right to buy stock at prescribed price)
            o   Used when stock price rises to buy at lower strike price
            o Pre-Approval required unless waiver has been granted or for more than 10 contracts or if underlying stock falls below prescribed market cap
            o   Pre-Approval denied if NACM is active in underlying stock
            o Pre-Approval required if employee prior to expiration calls 1,000+ shares/below market cap








----------
(1) Reasoning is that the 10+ contract position (= 1,000+ shares) has been pre-approved and decision to accept the risk of a put was made prior to and independent of NACM's decision to trade the underlying stock.

                                      IV-1
                                                                Effective 4/1/01


                                    C-77/41

IV. Covered Calls (obligates seller to sell stock at prescribed price; seller owns underlying stock)
            o   Used to hedge long position
            o Pre-Approval required unless waiver has been granted or for more than 10 contacts or if underlying stock falls below prescribed market cap
            o   Pre-Approval denied if NACM is active in the stock
            o   No pre-approval required if 1,000+ shares are called(2)
            o Stock called within 60 days of its purchase of the stock violates Code

V. Naked Calls (obligates seller to sell stock at a prescribed price; seller does not own underlying stock)
            o   Pure speculation against price increase
            o Pre-Approval required unless waiver has been granted or for more than 10 contracts or if underlying stock falls below prescribed market cap
            o Pre-Approval denied if NACM is active in the underlying stock or where contract expire within 60 days of sale

VI. Credit Spreads, Straddles, Combinations (use of multiple contracts with different strikes/expirations/long-short; very complex, too many variations to describe; seller receives + premium)
            o   Can be hedge and speculation
            o   Pre-Approval required for every transaction
            o Pre-Approval denied where contracts expire within 60 days of opening the position

VII. Debit Spreads, Straddles, Combinations (use of multiple contracts with different Strikes/expirations/long-short; very complex, too many variations to describe; seller pays + premium)
            o   Speculation vs. hedge depends on facts and circumstances
            o   Pre-Approval required for every transaction
            o Pre-Approval denied where it's determined the transaction is speculative in nature and contracts expire within 60 days of opening the position, or if NACM is active in the stock

                                       Q&A

If a call option is exercised, does that constitute a purchase?

No. Generally, it is the acquisition of the call that constitutes the purchase transaction for the purpose of the 60-day profit disgorgement rule. Exercise of the call will not result in a disgorgeable profit; the purchase will be treated as having occurred as of the date the call option was acquired. For example, the sale of any shares received due to exercise of an option will be

----------
(2) Reasoning is that the 10+ contract position (=1,000+ shares) has been pre-approved and decision to accept the risk of a call was made prior to and independent of NACM's decision to trade the underlying stock.

                                      IV-2
                                                                Effective 4/1/01

                                    C-77/42
analyzed for profit recovery purposes if there are purchase transactions in such securities within the most recent 60-day period, including the purchase of a call option for such shares.

If a put option is exercised, does that constitute a sale?

No. Generally, it is the acquisition of the put that constitutes the sale transaction. Exercising the put will not result in a disgorgeable profit; the sale will be treated as having occurred on the date that the put option was acquired.

Am I effectively foreclosed from acquiring an option with a term of 60 days or less?

Not necessarily. For example, exercising a call option and receiving the underlying Securities will not constitute a sale. Of course, a sale of the Securities received or of the option itself will constitute a sale that would be matched against any purchase within 60 days.






































                                      IV-3
                                                                Effective 4/1/01


                                    C-77/43

--------------------------------------------------------------------------------

                                   APPENDIX V

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ANNUAL RECERTIFICATION
                              (CURRENT EMPLOYEES):


    You are required to complete, sign & return the following six pages to the Compliance Department by May 1, 2001. If it is received after that date you will incur a fine as follows:

        /   $50 for the first day late

        /   $10 every additional

                      ALL FINES ARE PAID TO THE UNITED WAY.

    If this form is not received by the due date, you will also be restricted from trading until these certificates are received in Compliance.


                                    THANK YOU




--------------------------------------------------------------------------------

                                    C-77/44

================================================================================
                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
                          NICHOLAS-APPLEGATE SECURITIES
                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT


                            CERTIFICATE OF COMPLIANCE


-----------------------------------
NAME (PLEASE PRINT)

    I. I understand that the Code of Ethics and Conduct ("Code"), updated as of March 2001, is available for my review on the intranet site.

    II. I have read and understand the Code and I will comply with these policies and procedures during the course of my employment at NA.

    III. I agree to promptly report to the Director of Compliance any violation, or possible violation of this Code, of which I become aware.

    IV. I understand that a violation of this Code will be grounds for disciplinary action or dismissal and may also be a violation of federal and/or state securities laws.

    V. I certify I will pre-clear all required political contributions as stipulated by the Code. VI. I certify that I did not make, or cause to be made, any political contributions for the purpose of obtaining or retaining NACM as an investment adviser to a government entity or plan.

------------------------------------
SIGNATURE

------------------------------------
DATE




================================================================================

                                    C-77/45

================================================================================
                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
                          NICHOLAS-APPLEGATE SECURITIES

                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                             INSIDER TRADING POLICY
                                  {APPENDIX I}


                            CERTIFICATE OF COMPLIANCE


-----------------------------------
NAME (PLEASE PRINT)

    I. I certify that I have read and understand the policies and procedures of the NA Insider Trading Policy (the "Policy"), updated as of March 2001, and that it is available for my review on the intranet site (home.nacm.com) for the year 2001;

    II. I certify that I will comply with these policies and procedures during the course of my employment with NA; and

    III. I agree to promptly report to the Director of Compliance any violation, or possible violation, of the Policy of which I became aware.

    IV. I understand that violation of the Policy will be grounds for disciplinary action or dismissal and may also be a violation of federal and/or state securities laws.


------------------------------------
SIGNATURE

------------------------------------
DATE




================================================================================

                                    C-77/46

       NICHOLAS-APPLEGATE SECURITIES/NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                       PRIVATE SECURITIES TRANSACTION FORM
================================================================================

NASD Conduct Rule 3040 (for summary of this rule, see below) requires registered representatives to obtain prior written permission in order to participate in a private securities transaction. The Nicholas-Applegate Code of Ethics also requires all other employees to obtain prior written permission for all private securities transactions.

    You need prior written consent of the member (Nicholas-Applegate) to participate in the following activities:
        []  Create your own limited partnership;
        []  Sell any securities for another firm;
        [] Personally indemnify a customer pledging securities as collateral for a loan;
        [] Collect a finders fee for introducing two parties in the sale of a corporation;
        [] Privately sell shares of a personally held corporation and interests in a limited partnership.

A "private security transaction" does NOT INCLUDE trading LISTED SECURITIES for your own account (although you of course must follow our Code of Ethics on these transactions). The SEC views the rule as an important protection for broker-dealers against investor claims and protects customers by ensuring proper supervision of a broker's sales efforts.

Check ALL that apply:
--------------------------------------------------------------------------------

__ I UNDERSTAND that I must have authorization from Nicholas-Applegate prior to entering into any private securities transaction while employed at Nicholas-Applegate.

__  I HAVE NOT engaged in any private securities activities.

__  I HAVE NOT received any compensation for any private securities activities.

__ YES, I DO presently engage in/receive compensation for private securities activity (-ies), details of which are listed below and/or attached.

    ____________________________________________________________________________

    ____________________________________________________________________________

NAME (PRINT):___________________________________________________________________

SIGNATURE:______________________________________________________________________

DATE:___________________________________________________________________________


================================================================================
        FOR COMPLIANCE USE ONLY:

    Permission from Compliance has been [] Granted   [] Denied for this
    employee to participate

     Compliance Approval by (sign & print):_______________________ Date:________

     NAS Principal (sign & print):________________________________ Date:________
================================================================================

                                    C-77/47

       NICHOLAS-APPLEGATE SECURITIES/NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                        OUTSIDE BUSINESS ACTIVITIES FORM
================================================================================
NASD Conduct Rule 3030 requires registered representatives to obtain prior written permission to have any outside employment or to receive any employment compensation other than from their broker-dealer. The Nicholas-Applegate Code of Ethics also requires all other employees to notify the Compliance Department prior to accepting certain outside employment.

Circle ALL that apply:
--------------------------------------------------------------------------------

1) NON-REGISTERED REPS (anyone who does NOT hold a Series 6 or 7 industry license)

A   B   I understand that while I am employed at NA I must provide written documentation to Compliance prior to accepting any outside employment with:
        a)  A public company; OR
        b) Any non-public entity (including any church, not-for-profit organization or college/university) where I am in an investment related position

        I have accepted employment with the following PUBLIC/NON-PUBLIC COMPANY INVESTMENT-RELATED POSITION:

        Name of Company:________________________________________________________

        Title & Main Responsibilities:__________________________________________

        Start Date:_____________________________________________________________

2)      REGISTERED REPS (anyone who holds a Series 6 or 7 industry license)

A   B   I understand that while I am employed at NA I must have authorization from Compliance prior to accepting any:
        a) Outside employment; or
        b) Outside compensation

        I request permission to accept outside employment and/or compensation in addition to my employment at Nicholas-Applegate. I request permission for A) EMPLOYMENT AT or B) COMPENSATION FROM:

        Name of Company:________________________________________________________

        Title & Main Responsibilities:__________________________________________

        Start Date:_____________________________________________________________

3)      ALL EMPLOYEES OF NA

A   B   I certify that:
        a) I do not have any outside employment;
        b) Nor do I receive any compensation other than through my employment at Nicholas-Applegate Capital Management/Nicholas-Applegate Securities.


        NAME (PRINT):___________________________________________________________

        SIGNATURE:______________________________________________________________

        DATE:___________________________________________________________________


================================================================================
     FOR COMPLIANCE USE ONLY:

     Permission from Compliance has been [] Granted   [] Denied for this
     employee to participate

     Compliance Approval by (sign & print):_______________________ Date:________

     NAS Principal (sign & print):________________________________ Date:________
================================================================================

                                    C-77/48

                            PERSONAL HOLDINGS REPORT
================================================================================

As required in Section V of the NA's Code of Ethics, please list all securities (except Exempt Securities) in which you have an interest, including those in accounts of which you are a beneficiary or are named on the account and all securities in non-client accounts for which you make investment decisions.

    1.  List all Securities that:
        a)  Are personally owned;
        b) A beneficial interest is held by you, your spouse, minor child, or any other member of your immediate household;
        c) Is a trust or estate of which you or your spouse is a trustee, other fiduciary or beneficiary, or of which your minor child is a beneficiary; or
        d) You can direct or effect transactions under a power of attorney or otherwise.

                                    TABLE A - SECURITIES HELD IN A BROKERAGE ACCOUNT

        NAME OF SECURITY             TYPESECURITY(3)        HOLDINGS          RELATIONSHIP(4)          DISCLAIMER OF
                                                           SHARES/PAR                              BENEFICIAL INTEREST(5)

        ___________________________________________________________________________________________________________________


        ___________________________________________________________________________________________________________________


        ___________________________________________________________________________________________________________________


        ___________________________________________________________________________________________________________________


        ___________________________________________________________________________________________________________________



                                  TABLE A(2) -SECURITIES HELD OUTSIDE OF A BROKERAGE ACCOUNT*

        NAME OF SECURITY              FORM OF              HOLDINGS           RELATIONSHIP(4)        DISCLAIMER OF
                                     SECURITY             SHARES/PAR                              BENEFICIAL INTEREST(5_

        ___________________________________________________________________________________________________________________


        ___________________________________________________________________________________________________________________


        ___________________________________________________________________________________________________________________


        ___________________________________________________________________________________________________________________


        ___________________________________________________________________________________________________________________

*NOTE: Continue listing as necessary on additional sheets. (You may attach a copy of your brokerage statement listing the information - if you do this, indicate by writing "See attached.")


    2. Have you, during the past 12 months, requested prior clearance of and filed monthly reports for all applicable securities transactions as required by the Code? Yes No

----------
(3) Insert the following symbol as pertinent to indicate the type of security held: C-common stock, P-preferred stock, O-option, W-warrant and D-debt security.
(4) Insert a, b, c, or d as explained above, to describe your interest in these securities.
(5) Mark x to indicate that the reporting or recording of this securities holding shall not be construed as an admission that you have any direct or indirect beneficial interest in these securities. Please see Appendix II for a list of examples of beneficial interest.

                                    C-77/49

If "No", has the transaction been discussed with the Compliance Department?
                ___ Yes                 ___ No

    If not, please advise the Compliance Department in writing separately of any securities transactions not pre-cleared or reported.

3. Have you filed monthly reports for all reportable securities transactions as required by the Code?
                ___ Yes                 ___ No

        In addition, Nicholas-Applegate requires all employees to disclose ALL BROKERAGE ACCOUNTS in their name, any spouse's account, any children's account or any other account over which the employee has control or is a beneficiary.*

        If you have a managed account (broker has sole discretion), a Managed Account Waiver must be on file in Compliance. For all managed accounts that you own, have you completed a Managed Account Waiver and returned it to Compliance?
                ___ Yes                 ___ No


                                     TABLE B

    NAME OF BROKERAGE FIRM                    ACCOUNT NUMBER                    NAME(S) ON ACCOUNT

    ______________________________________________________________________________________________

    ______________________________________________________________________________________________

    ______________________________________________________________________________________________

    ______________________________________________________________________________________________

    ______________________________________________________________________________________________

* NOTE: IF NONE, WRITE NONE.


I certify that the statements made by me on this form are true, complete and correct to the best of my knowledge and belief and are made in good faith.


___________________________     ________________________________________________
SIGNATURE                       DATE

                                    C-77/50

           SCHEDULE RE EDUCATION AND BUSINESS HISTORY - ALLAN D. ENGEL
           -----------------------------------------------------------

EDUCATION:

     North High School, Omaha, Nebraska
     Creighton University, Omaha, Nebraska, BSBA 1974
     Creighton University, Omaha, Nebraska, JD 1976

POSITIONS:
     Activa Mutual Fund Trust, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Trustee.

     Activa Holdings Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     Plaza Towers Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Director.

     Plaza Towers Realty, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary and Director.

     Meadowbrooke Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Director.

     Ultimate Marketing Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Director.

     Ja-Ri Corporation, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     H.I., Inc., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     Amway Investment Inc., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary and Assistant Treasurer.

     Jay and Betty Van Andel Foundation, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Secretary and Assistant Treasurer.

     Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Senior Manager-Investments and Real Estate (1991 - 2000).

         SCHEDULE RE BUSINESS AND EDUCATION HISTORY - JAMES J. ROSLONIEC
         ---------------------------------------------------------------

EDUCATION:

     Catholic Central High School, Grand Rapids, Michigan
     Davenport College, Grand Rapids, Michigan, AS Degree 1965
     Central Michigan University, Mt. Pleasant, Michigan, BS Degree 1968

POSITIONS:

     Activa Mutual Fund Trust, 2905 Lucerne SE, Grand Rapids, Michigan, 49546, President, Treasurer and Trustee.

     JVA Enterprises, 2905 Lucerne SE, Grand Rapids, Michigan 49546, President and Chief Operating Officer.

     Amway Export VA, Co., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Vice President, Treasurer and Director.

     Jay and Betty Van Andel Foundation, c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Treasurer.

     Activa Holdings Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, President, Chief Executive Officer and Director.

     Plaza Towers Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, President and Director.

     Plaza Towers Realty, 2905 Lucerne SE, Grand Rapids, Michigan 49546, President and Director.

     Meadowbrooke Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, President, and Director.

     Ultimate Marketing Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, President, and Director.

     Ja-Ri Corporation, 2905 Lucerne SE, Grand Rapids, Michigan 49546, President and Director.

     H.I., Inc., 2905 Lucerne SE, Grand Rapids, Michigan 49546, President and Director.

     Amway Investment, Inc., 2905 Lucerne SE, Grand Rapids, Michigan 49546, President and Treasurer.

     Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Vice President-Audit and Control (1991-2000).

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Education and Business Background of the Directors and Principal Executive
Officers:

ANDERSON, KENNETH W. (born 1948)
Education:
Harvard Business College (MBA 1976)
Harvard College (BA 1970)

Business Background:
Mr. Anderson joined the investment research department of Morgan Guaranty's Trust and Investment Division in 1976. Named as an assistant vice president in 1978, he moved to the Equity and Balanced Investment Management Group and was named vice president in 1980 and managing director in 1985. From 1987 to 1997, he was head of the J.P. Morgan Investment Management Inc.'s London office. Mr. Anderson is currently head of global investments, and a managing director of J.P. Morgan Investment Management Inc.

AZELBY, JOSEPH K. (born 1962)
Education:
New York University (MBA 1991)
Harvard University (BA 1984)

Business Background:
Mr. Azelby is currently head of J.P. Morgan Investment Management's Real Estate Investment business. Mr. Azelby chairs the Real Estate Group's Executive Committee and Real Estate Coordinator Committee, respectively. Prior to joining the Real Estate Group. Mr. Azelby led the Mortgage Investment Strategy Group where, as a portfolio manager, he specialized in both public and private mortgages and other asset back securities. He joined Morgan in 1985 after playing in the National Football League for the Buffalo Bills. Mr Azelby is a managing director of J.P. Morgan Investment Management Inc.

DURBIN, CHRISTOPHER J. (born 1952)
Education:
Georgetown University (BS/BA 1974)
Tulane University
New York School for Social Research

Business Background:
Mr. Durbin is the Chief Investment Strategist and a managing director of J.P. Morgan Investment Management Inc. Mr. Durbin serves as J.P. Morgan Investment Management's senior investment spokesperson, communicating global investment strategy to institutional investment management clients. Prior to assuming his current responsibilities, Mr. Durbin was the co-head of ?Global Investments, with additional functional responsibility for J.P. Morgan's European Fixed Income business. Additionally, Mr. Durbin also was the global head of Fixed Income. From 1994 to 1996, he was head of the U.S. Fixed Income Group, after spending 14 years as a fixed income portfolio manager for institutional clients. Mr. Durbin joined Morgan in 1975 in the portfolio management area and moved into fixed income trading for four years.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Education and Business Background of the Directors and Principal Executive
Officers:

LUDDY, THOMAS M. (born 1952)
Education:
Wharton School of the University of Pennsylvania (MBA, 1976
St. Peter's College (BS, 1974)

Business Background:
Mr. Luddy is currently Head of U.S. Equity Research and a managing director of J.P. Morgan Investment Management. Prior to assuming his current role, Mr. Luddy was the global head of Equities. Mr. Luddy joined the Investment Research Department of Morgan Guaranty's Trust and Investment Division in 1976 and was made a vice president in 1980. He moved to the Division's equity group in 1982 as an equity portfolio manager. In 1984, he returned to research as head of the Division's equity research group. Mr. Luddy holds a Chartered Financial Analyst designation.

NELSON III, FREDRIC (born 1957)
Education:
University of Chicago (MBA, 1981)
Wharton School University of Pennsylvania (BS, 1979)

Business Background:

Mr. Nelson is currently head of U.S. Equity, including the U.S. Equity investment activities of Robert Fleming Inc., an affiliated investment adviser of J.P. Morgan, and a managing director of J.P. Morgan Investment Management. Prior to assuming his current role, Mr. Nelson was the head of U.S. Structured Equity products. Mr. Nelson joined JPMIM 1996 as a vice president in the Structured Equity group. Prior to joining JPMIM, Mr. Nelson was head of Global Quantitative Applications for Bankers Trust.

OSWALD, RICHARD (born 1949)
Education:
Rochester Institute of Technology (MBA, 1979)
University of Toronto (BA, 1971)

Business Background:
Mr. Oswald is currently located in London and is Head of International Fixed Income and a Managing Director of J.P. Morgan Investment Management. Prior to assuming his current role, Mr. Oswald was located in New York and served as the Head of Short-Term Fixed Income for JPMIM. Prior to joining J.P. Morgan, Mr. Oswald held several senior positions in the field of corporate finance and accounting. Mr. Oswald is a Certified Public Accountant.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Education and Business Background of the Directors and Principal Executive
Officers:


TEATOM, ROBERT J. (born 1953)
Education:
New York University (Graduate work)
State University of New York in Albany (1975)

Business Background:
Mr. Teatom is a managing director of J.P. Morgan Investment Management and is head of the U.S. Fixed Income Group. Mr. Teatom is responsible for U.S. active fixed income strategy and the coordination of global fixed income strategy for U.S. investors. Mr. Teatom joined Morgan Guaranty in 1975 as trader of money market and U.S. Government securities before becoming a portfolio manager. Moving to London in 1986, he managed both dollar and non-dollar fixed income portfolios and returned to New York in 1989.

UNREIN, LAWRENCE M. (born 1956)
Education:
Wharton School, University of Pennsylvania (MBA, 1988)
State University of New York (BA, 1979)

Business Background:
Mr. Unrein is a managing director of J.P. Morgan Investment Management. Mr. Unrein joined J.P. Morgan Investment in 1997 as a Vice President. He is the Head of the Private Equity Group. Prior to joining JPMIM in 1997, Mr. Unrein spent 17 years with AT&T Investment Management Corp. (ATTIMCO), an investment management subsidiary of AT&T, where he was responsible for managing the public and private equity and fixed income portion of $80 billion in corporate employee benefit funds. He also holds a Chartered Financial Analyst designation, and is a Certified Public Accountant. He serves on the Board of Directors at National Specialty Hospitals Inc., and Performance, Inc. He is also on numerous Private Equity Advisory Boards such as New Enterprises Associates, Accel Partners, Brentwood Venture Capital, Clayton Dubilier & Rice, Teneray Partners, Great Hill Partners, New Tech Capital Partners, North Bridge Venture Partners, Patricof & Co., and TA Associates.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Education and Business Background of the Directors and Principal Executive
Officers:


VAN HASSEL, GILBERT (born 1957)
Education:
Catholic University of Louvain (Belgium) (MBA)
Purdue University (MA)
USFIA (Belgium) (BA)

Business Background:
Mr. Van Hassel is currently the head of both Asset Allocation Services and Global Fixed Income, which includes fixed income activities of JPMIM and its affiliated investment advisers that share JPMIM's portfolio and trading platform, and a managing director of J.P. Morgan Investment Management. Prior to assuming his current responsibilities, Mr. Van Hassel was the head of Asset Management Services Asia, a member of the Board of Directors, and President and CEO of J.P. Morgan Trust Bank in Japan. He joined J.P. Morgan in Brussels in 1983 and has undertaken assignments with J.P. Morgan in Foreign Exchange, Corporate Finance, Securities Clearing and Lending and Fixed Income Sales and Trading Management, with assignments locations in Brussels, New York, Tokyo, and Singapore.

DEWHURST, RONALD  (born 1952)
Education:
Securities Institute of Australia (Associate, 1973)

Business Background:
Mr. Dewhurst is the head of J.P. Morgan Chase & Co.'s asset management businesses in the Americas, a member of the Board of Directors, President, and a managing Director of J.P. Morgan. Prior to assuming his current role, Mr. Dewhurst was the Head of European Cash Securities in London for Morgan's broker-dealer business. Prior to joining Morgan in 1994, Mr. Dewhurst was a Group Managing Director for ANZ McCaughan Limited, and also served in various capacities in the financial services industry, including as a Research Analyst for The Federal Insurance Limited. Mr. Dewhurst joined Morgan in 1994 as the Head of Asian Equities for Morgan's Singapore broker-dealer business.

SCIBETTA, PAUL L. (born 1961)
Education:
University of Pittsburgh School of Law (JD, 1991)
James Madison University (BS, 1983)

Business Background:
Mr. Scibetta is the head of legal for J.P. Morgan Chase & Co.'s asset management business in the Americas. Prior to joining J.P. Morgan Investment Management Inc. in June 2001, Mr. Scibetta served as head of legal for J.P. Morgan's asset management and private banking business in Europe (based in London) from 1999 to 2001 and in Asia (based in Toyko) from 1997 to 1999. Mr. Scibetta has also held an associate position at the law firm of Cleary Gottlieb Steen & Hamilton from 19992 to 1997. Currently, Mr. Scibetta serves as Secretary to JPMIM's board of directors and is a managing director of J.P. Morgan.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Education and Business Background of the Directors and Principal Executive
Officers:

SMITH, THOMAS (born 1955)
Education:
St. John's University (BS, Accounting/Economics, 1977)

Business Background:
Mr. Smith is the Chief Compliance Officer for J.P. Morgan Chase & Co.'s asset management business in the Americas and a vice president of J.P. Morgan Investment Management. Prior to joining Morgan in 1996, Mr. Smith worked in the Investment Management - Risk Management/Compliance group for Chase Manhattan Corporation. Mr. Smith has also served in various financial management and internal audit capacities, respectively in the pharmaceuticals and fleet rental industries. Mr. Smith is a Certified Public Accountant and a Certified Financial Planner.

TRONGONE, JEFFREY (born 1957)
Education:
Forham University (B.S. Accounting, 1979)

Business Background:
Mr. Trongone is the Chief Financial Officer and a Managing Director of J.P. Morgan Investment Management. Prior to joining Morgan in 1999, Mr. Trongone was Chief Financial Officer and a Managing Director of LGT Asset Management/Chancellor Capital Management, Inc. Mr. Trongone has also held accounting and finance positions with Merrill Lynch Mortgage Corporation and KPMG Peat Marwick LLP, respectively, prior to joining Morgan. Mr. Trongone is a Certified Public Accountant.

WEIL, VERONIQUE (born 1959)
Education:
Institut des Sciences Politiques de Paris (Masters)

Business Background:
Ms. Weil currently heads global technology and operations for J.P. Morgan Chase & Co. and is a Managing Director of J.P. Morgan. As a J.P. Morgan employee since 1985, Ms. Weil spent 12 years in Paris where she was Chief Operating Officer and worked on European re-engineering. In 1998, she moved to London to head European technology and operations for Asset Management Services. Prior to joining J.P. Morgan, Ms. Weil spent 2 years as an auditor for Arthur Anderson.


WHITE, MARK B.E. (born 1955)
Education:
Oxford University (PPE MA, 1976)

Business Background:
Mr. White is the head of international business for JP Morgan Fleming Asset Management and a Director of J.P. Morgan Investment Management Inc. He joined Fleming in 1976 in London as a research analyst and has since held various positions including Director and/or Executive Officer with numerous Fleming entities in the U.K., Luxembourg, Australia, British Virgin Islands, and Hong Kong.

                          SCHEDULE RE BUSINESS HISTORY
                      MCDONNELL INVESTMENT MANAGEMENT, LLC

DENNIS J. MC DONNELL, born May 20, 1942

Education:
University of California-Los Angeles (M.A. - Economic Theory)
Loyola University of Chicago (B.S. - Economics)

Business Background:


Currently:

Chairman and Executive Managing Director of:
         McDonnell Investment Management, LLC (since 8/01)

Mr. McDonnell has served as:

Director, President and Chief Operating Officer of:
         Van Kampen Investment Advisory Corp. (1983-3/00)
         Van Kampen Management Inc. (1/92-3/00)
         Van Kampen Asset Management Inc. (12/94-3/00)

Director and Executive Vice President of:
         Van Kampen Investments Inc. (2/93-3/00)


EDWARD ALLEN TREICHEL, born August 21, 1943

Education:
University of Iowa (B.B.A. (1965), M.A. (1969), and Ph.D. (1976) Finance and Monetary Economics)

Business Background:


Currently:

President, CEO and Executive Managing Director of:
         McDonnell Investment Management, LLC (since 5/01)

Mr. Treichel has served as:

Senior Vice President and Chief Investment Officer of:
         Van Kampen Management Inc. (1/92-10/01)

                          SCHEDULE RE BUSINESS HISTORY
                      MCDONNELL INVESTMENT MANAGEMENT, LLC


JOHN M. MC CAREINS, born January 31, 1949

Education:
Carroll College (B.S. - Economics)
DePaul University in Chicago (M.B.A.)

Business Background:


Currently:


Chief Marketing Officer and Executive Managing Director of:
         McDonnell Investment Management, LLC (since 8/01)

Mr. McCareins has served as:

Senior Vice President of:
         Van Kampen Management Inc. (1/92-10/01)


MICHAEL P. KAMRADT, born May 14, 1956

Education:
Western Illinois University (B.S. - Economics and Finance)
University of Chicago (M.B.A. - Finance)

Business Background:


Currently:


Chief Investment Officer and Executive Managing Director of:
         McDonnell Investment Management, LLC (since 8/01)

Mr. Kamradt has served as:

Senior Vice President and Lead Portfolio Manager of:
         Van Kampen Management Inc. (1/92-10/01)

                          SCHEDULE RE BUSINESS HISTORY
                      MCDONNELL INVESTMENT MANAGEMENT, LLC


JAMES J. BOYNE, born April 10, 1966

Education:
Northern Illinois University (B.S. - Marketing, 1988)
IIT Chicago-Kent College of Law (J.D., 1991)

Business Background:


Currently:


General Counsel, Chief Compliance Officer, and Executive Managing Director of:
         McDonnell Investment Management, LLC (since 8/01)

Mr. Boyne has served as:

Senior Vice President and Deputy General Counsel of:
         Van Kampen Investments Inc. (6/93-2/01)
         Van Kampen Investment advisory Corp. (6/93-2/01)
         Van Kampen Management Inc. (6/93-2/01)
         Van Kampen Funds, Inc. (6/93-2/01)
         Van Kampen Asset Management Inc. (6/93-2/01)

                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP

LAURIE A. GABRIEL
Title and Responsibilities:                                   Senior Vice President
                                                              Managing Partner
                                                              Director of Quantitative Research
                                                              CFA
                                                              Executive Committee Member

Date of Birth:                                                9/19/54

Education:                                                    BA, Jackson College-Tufts University, 1976

Professional Experience:                                      Wellington Management Company, LLP
                                                              1976 - present


JOHN H. GOOCH
Title and Responsibilities:                                   Senior Vice President
                                                              Partner
                                                              Director of Separate Account
                                                              Portfolio Management
                                                              Executive Committee Member

Date of Birth:                                                6/13/40

Education:                                                    BA, Columbia College, 1963
                                                              MBA, Harvard Business School, 1965

Professional Experience:                                      Wellington Management Company, LLP
                                                              1968 - present


GEORGE C. LODGE, JR.
Title and Responsibilities:                                   Senior Vice President
                                                              Partner
                                                              Executive Committee Member
                                                              Director, US Business Development

Date of Birth:                                                2/23/58

Education:                                                    BSFS, School of Foreign Service,
                                                                     Georgetown University, 1980
                                                              MBA, Harvard Business School, 1987

Professional Experience:                                      Wellington Management Company, LLP
                                                              1993 - present

                                      C-88


                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP
DUNCAN M. MCFARLAND
Title and Responsibilities:                                   President
                                                              Chief Executive Officer
                                                              Managing Partner
                                                              Chairman of Executive Committee

Date of Birth:                                                11/27/43

Professional Experience:                                      Wellington Management Company, LLP
                                                              1965 - present

JAMES N. MORDY
Title and Responsibilities:                                   Senior Vice President
                                                              Partner
                                                              Executive Committee Member
                                                              Portfolio Manager

Date of Birth:                                                7/8/58

Education:                                                    BA, Stanford University, 1980
                                                              MBA, University of Pennsylvania, 1985

Professional Experience:                                      Wellington Management Company, LLP
                                                              1985 - present
JOHN R. RYAN
Title and Responsibilities:                                   Senior Vice President
                                                              Managing Partner
                                                              CFA
                                                              Executive Committee Member
                                                              Portfolio Manager

Date of Birth:                                                2/14/49

Education:                                                    BS, Lehigh University, 1971
                                                              MBA, University of Virginia, 1981

Professional Experience:                                      Wellington Management Company, LLP
                                                              1981 - present

                                      C-89


                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP

THEODORE SHASTA
Title and Responsibilities:                                   Senior Vice President
                                                              Partner
                                                              CFA
                                                              Executive Committee Member
                                                              Industry Analyst and Portfolio Manager

Date of Birth:                                                4/2/51

Education:                                                    BA, Harvard College, 1973

Professional Experience:                                      Loomis, Sayles, and Company
                                                              1987 - 1996

                                                              Wellington Management Company, LLP
                                                              1996 - present

GENE R. TREMBLAY
Title and Responsibilities:                                   Senior Vice President
                                                              Partner
                                                              CFA
                                                              Director, Global Research and Trading
                                                              Executive Committee Member

Date of Birth:                                                12/29/41

Education:                                                    BSEE, Newark College of Engineering, 1964
                                                              MBA, Harvard Business School, 1969

Professional Experience:                                      Wellington Management Company, LLP
                                                              1969 - present

CLARE VILLARI
Title and Responsibilities:                                   Senior Vice President
                                                              Partner
                                                              CFA
                                                              Executive Committee Member
                                                              Manager of Mutual Fund Client Service

Date of Birth:                                                2/8/53

Education:                                                    BA, Brooklyn College, 1974
                                                              MBA, University of Oregon Graduate School
                                                                       of Business Administration, 1980

Professional Experience:                                      Wellington Management Company, LLP
                                                              1986 - present
                                      C-90


                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY


PRINCIPAL EXECUTIVE OFFICERS

RICHARD S. DAVIS
Title:                                                        President, CEO, Director and Chairman of
                                                                     the Board

Date of Birth:                                                11/01/45

Education:                                                    Georgetown University
                                                              BA - 1967
                                                              Columbia University
                                                              MBA - 1971

Business Background:                                          11/00 - present, State Street Research &
                                                                       Management Company
                                                              02/99 - 11/00, Metropolitan Life Insurance
                                                                       Company
                                                              10/90 - 03/98, J.P. Morgan Investment
                                                                       Management


JOHN S. LOMBARDO
Title:                                                        Executive Vice President and Chief Financial
                                                                     Officer

Date of Birth:                                                12/17/54

Education:                                                    Brown University
                                                              BA - 1976

Business Background:                                          07/01 - present, State Street Research
                                                                       &
                                                              Management Company
                                                              1976 - 06/01,
                                                              MetLife, Inc.

                                      C-91


                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

FRANCIS J. MCNAMARA, III, ESQ.
Title:                                                        Executive Vice President, General Counsel
                                                                     and Secretary

Date of Birth:                                                08/19/55

Education:                                                    Dartmouth College
                                                              AB - 1977
                                                              University of Michigan Law School
                                                              JD - 1981

Business Background:                                          06/95 - present, State Street Research
                                                                     & Management Company


MARK MARINELLA, CFA
Title:                                                        Executive Vice President, Co-Chief
                                                                     Investment Officer - Fixed Income

Date of Birth:                                                05/24/58

Education:                                                    University of Massachusetts
                                                              BA - 1981
                                                              Boston College
                                                              MBA - Finance/Marketing - 1985

Business Background:                                          08/98 - present, State Street Research
                                                                       & Management Company
                                                              03/95 - 07/98, STW Fixed Income
                                                                       Management Ltd.


                                      C-92


                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

MARY RUTH MORAN
Title:                                                        Executive Vice President, Head of
                                                                     Information Systems and
                                                                     Investment Administration
                                                                     & Operations

Date of Birth:                                                10/31/58

Education:                                                    Wellesley College
                                                              BA - 1980
                                                              Harvard Business School
                                                              MBA - 1987

Business Background:                                          10/01 - present, State Street Research
                                                                     & Management Company
                                                              08/98 - 04/01, Precipio Partners
                                                              11/97 - 08/98, Stratgic Interactive Group
                                                              09/87 - 09/97, Fidelity Investments

DAN R. STRELOW, CFA
Title:                                                        Executive Vice President, Co-Chief
                                                                     Investment Officer - Fixed Income

Date of Birth:                                                05/27/59

Education:                                                    Pacific Lutheran University
                                                              BA - 1981
                                                              University of Chicago
                                                              MBA - Finance - 1985

Business Background:                                          02/89 - present, State Street Research
                                                                     & Management Company


JAMES M. WEISS, CFA
Title:                                                        Executive Vice President, Chief Investment
                                                                     Officer - Equity and Director

Date of Birth:                                                07/20/46

Education:                                                    Marquette University
                                                              BA - 1968
                                                              University of Pennsylvania, Wharton School
                                                                     of Business
                                                              MBA - Finance - 1972

Business Background:                                          12/95 - present, State Street Research
                                                                     & Management Company

                                      C-93


                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

CHRISTOPHER C. ABBOTT
Title:                                                        Executive Vice President

Date of Birth:                                                10/22/56

Education:                                                    St. Lawrence University in NY
                                                              BA - 1980
                                                              New York University - Graduate
                                                                     School of Business
                                                              MBA - 1983

Business Background:                                          10/99 - present, State Street Research
                                                                      & Management Company
                                                              09/97 - 10/99, Pioneer Investments
                                                              10/90 - 09/97, Putnam Investments


KEVIN N. WILKINS
Title:                                                        Executive Vice President

Date of Birth:                                                09/27/65

Education:                                                    Dartmouth College
                                                              AB - 1987
                                                              Harvard Business School
                                                              MBA - 1992

Business Background:                                          07/97 - present, State Street Research
                                                                      & Management Company
                                                              07/92 - 06/97, Fidelity Investments


INVESTMENT SUPERVISORS

MICHAEL J. BRAY, CFA
Title:                                                        Senior Vice President

Date of Birth:                                                10/21/61

Education:                                                    University of Connecticut
                                                              BA - 1983
                                                              Pennsylvania State University
                                                              MBA - Finance - 1988

Business Background:                                          07/96 - present, State Street Research
                                                                      & Management Company
                                                              08/90 - 05/95, Merrill Lynch

                                      C-94


                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY
PAUL J. CLIFFORD, JR.
Title:                                                        Senior Vice President

Date of Birth:                                                05/16/62

Education:                                                    College of the Holy Cross
                                                              BA - 1984
                                                              MBA - Finance - 1993

Business Background:                                          09/88 - present, State Street Research
                                                                      & Management Company


DONALD DEVEUVE
Title:                                                        Vice President

Date of Birth:                                                01/27/57

Education:                                                    Middlebury College
                                                              BA - 1978
                                                              University of Massachusetts
                                                              MBA - 1982

Business Background:                                          07/96 - present, State Street Research
                                                                      & Management Company


CATHERINE DUDLEY, CFA
Title:                                                        Senior Vice President

Date of Birth:                                                04/07/60

Education:                                                    University of Connecticut
                                                              BA - 1983

Business Background:                                          02/98 - present, State Street Research
                                                                       & Management Company
                                                              10/95 - 01/98, Chancellor Capital
                                                                       Management

                                      C-95



                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

RON D'VARI, CFA
Title:                                                        Senior Vice President

Date of Birth:                                                08/24/58

Education:                                                    University of California - Los Angeles
                                                              BA - 1981
                                                              MS - 1981
                                                              PhD - 1985
                                                              MBA - 1993

Business Background:                                          08/94 to present, State Street Research
                                                                       & Management Company


ROSALINA FELICIANO, CFA
Title:                                                        Vice President

Date of Birth:                                                11/11/63

Education:                                                    Cornell University
                                                              BA - 1986
                                                              Massachusetts Institute of Technology
                                                              MBA - 1992

Business Background:                                          07/96 - present, State Street Research
                                                                       & Management Company


CLIFFORD KRAUSS, CFA
Title:                                                        Senior Vice President

Date of Birth:                                                09/24/54

Education:                                                    Dartmouth College
                                                              AB - 1976
                                                              Amos Tuck School of Business
                                                                     Administration, Dartmouth
                                                                     College
                                                              MBA - 1980

Business Background:                                          08/00 - present, State Street Research
                                                                      & Management Company
                                                              10/97 - 05/00, Trust Company of the West
                                                              1983 - 10/97, Eaton Vance

                                      C-96


                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

THOMAS P. MOORE, JR.
Title:                                                        Senior Vice President

Date of Birth:                                                10/18/38

Education:                                                    Providence College
                                                              AB - 1960
                                                              Harvard Graduate School of Business
                                                                     Administration
                                                              MBA - Finance - 1969

Business Background:                                          08/86 - present, State Street Research
                                                                      & Management Company


KIM M. PETERS, CFA
Title:                                                        Senior Vice President

Date of Birth:                                                01/07/53

Education:                                                    Clark University
                                                              AB - 1976
                                                              University of Wisconsin
                                                              MS - Geography - 1984

Business Background:                                          08/93 - present, State Street Research
                                                                      & Management Company


E.K. EASTON RAGSDALE, JR., CFA
Title:                                                        Senior Vice President

Date of Birth:                                                10/16/51

Education:                                                    University of Chicago
                                                              AB - 1973
                                                              University of Chicago, Graduate School
                                                                     Of Business
                                                              MBA - Statistics & Marketing - 1977

Business Background:                                          03/95 - present, State Street Research
                                                                      & Management Company

                                      C-97


                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY
JEFFREY A. RAWLINS, CFA
Title:                                                        Senior Vice President

Date of Birth:                                                10/06/61

Education:                                                    Hamilton College
                                                              BA - 1983

Business Background:                                          02/89 - present, State Street Research
                                                                      & Management Company


DANIEL J. RICE, III
Title:                                                        Senior Vice President

Date of Birth:                                                11/12/51

Education:                                                    Bates College
                                                              BA - 1973
                                                              New York University Graduate School
                                                                       of Business
                                                              MBA - Accounting - 1975

Business Background:                                          02/86 - present, State Street Research
                                                                      & Management Company


MICHAEL J. RYAN
Title:                                                        Senior Vice President

Date of Birth:                                                02/16/54

Education:                                                    Villanova University
                                                              BA - 1976

Business Background:                                          02/98 - present, State Street Research
                                                                       & Management Company
                                                              04/89 - 01/98, Delaware Management

                                      C-98


                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

TUCKER M. WALSH
Title:                                                        Vice President

Date of Birth:                                                02/09/69

Education:                                                    Washington and Lee University
                                                              BA - 1991

Business Background:                                          06/97 - present, State Street Research
                                                                      & Management Company
                                                              07/96 - 06/97, Chilton Investment Company
                                                              09/93 - 07/96, Cowen Asset Management


ELIZABETH MCCOMBS WESTVOLD, CFA
Title:                                                        Senior Vice President

Date of Birth:                                                06/14/60

Education:                                                    Middlebury College
                                                              BA - 1982
                                                              Amos Tuck School of Business
                                                                     Administration, Dartmouth College
                                                              MBA - Finance - 1987

Business Background:                                          08/87 - present, State Street Research
                                                                      & Management Company


PETER A. ZUGER, CFA
Title:                                                        Senior Vice President

Date of Birth:                                                06/29/48

Education:                                                    College of William and Mary
                                                              BA - 1970
                                                              Virginia Commonwealth University
                                                              MS - Science - 1974

Business Background:                                          09/98 - present, State Street Research
                                                                      & Management Company
                                                              06/93 - 08/98, American Century Investment
                                                                      Management


                                      C-99

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                               NICHOLAS-APPLEGATE
 Name and Position with                         Business and Other              Position with Other
    Investment Adviser                             Connections                      Company
--------------------------                  ------------------------            -------------------
ARTHUR EDWARD NICHOLAS                      Nicholas-Applegate                  Chief Executive Officer
Chairman & Chief                            Holdings, LLC
Executive Officer
                                            Nicholas-Applegate                  Chairman
                                            Securities, LLC

                                            Nicholas-Applegate                  Chairman & Trustee
                                            Institutional Funds

                                            Nicholas-Applegate                  President
                                            Securities International
                                            LDC

                                            Nicholas-Applegate                  Director
                                            Growth Equity Fund,
                                            Ltd.

EDWARD BLAKE MOORE, JR.                     Nicholas-Applegate                  Secretary and General
General Counsel                             Holdings, LLC                       Counsel

                                            Nicholas-Applegate                  General Counsel and
                                            Securities, LLC                     Secretary

                                            Nicholas-Applegate                  President
                                            Institutional Funds

MARNA P. WHITTINGTON, PH.D                  Allianz Dresner Asset               Chief Operating Officer
President; Executive                        Management
Committee
                                            Nicholas-Applegate                  President
                                            Holdings, LLC

                                            Nicholas-Applegate                  President
                                            Securities, LLC

ERIC SPENCER SAGERMAN                       Nicholas-Applegate                  Director
Head of Global Marketing;                   Southeast Asia Fund
Executive Committee
                                            Nicholas-Applegate India            Director
                                            Fund, Ltd PCC


                                      C-100


                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                               NICHOLAS-APPLEGATE

 Name and Position with                         Business and Other              Position with Other
    Investment Adviser                             Connections                      Company
--------------------------                  ------------------------            -------------------
WILLIAM CHARLES MAHER,                      Nicholas-Applegate                  Chief Financial Officer /
CPA                                         Holdings, LLC                       Treasurer
Chief Financial Officer
                                            Nicholas-Applegate                  Treasurer
                                            Institutional Funds

                                            Nicholas-Applegate                  Chief Financial Officer
                                            Securities, LLC

CATHERINE SOMEHEGYI                         None
NICHOLAS
Chief Investment Officer
Global Equity Management

PETER JAMES JOHNSON                         Nicholas-Applegate                  Vice President
Sr. Vice President, Director                Securities, LLC
of Institutional Sales

SCOTT ALLAN LONG                            None
Head of Global Operations

VICTORIA PROCTOR HULICK                     None
Director of Compliance

NICHOLAS-APPLEGATE                          Allianz Dresner Asset               Limited Partner
HOLDINGS LLC                                Management
Managing Member

ALLIANZ DRESNER ASSET                       Allianz of America, Inc.            Sole Shareholder
MANAGEMENT OF AMERICA,
LLC
Limited Partner


                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) Under the Securities Act of 1933, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the Township of Ada, and State of Michigan, on the 26th day of February 2002.

--------------------------------------------------------------------------------

                                                        ACTIVA MUTUAL FUND TRUST
--------------------------------------------------------------------------------

                                                     By   /s/ James J. Rosloniec
                                                          ----------------------
                                                          JAMES J. ROSLONIEC
                                                          President

--------------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:
--------------------------------------------------------------------------------

Signature                   Title and Capacity                 Date
--------------------------------------------------------------------------------


/s/ James J. Rosloniec      Principal Executive and            February 26, 2002
----------------------
JAMES J. ROSLONIEC          Financial Officer and
                            Trustee


/s/ Allan D. Engel          Principal Accounting               February 26, 2002
---------------------
ALLAN D. ENGEL              Officer and Trustee


DONALD H. JOHNSON           Trustee

WALTER T. JONES             Trustee

RICHARD E. WAYMAN           Trustee


By /s/ James J. Rosloniec                                      February 26, 2002
-------------------------
   JAMES J. ROSLONIEC
   (Attorney-in-Fact)

                                POWER OF ATTORNEY


         WHEREAS, ACTIVA MUTUAL FUNDS TRUST (herein referred to as the Trust), files with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and of the Investment Company Act of 1940, as amended, its Registration Statement relating to the sale of shares of Beneficial Interest ("Common Stock") of Amway Mutual Fund (the "Fund"), a Series of the Trust; and

         WHEREAS, each of the undersigned holds the office or offices in the Trust herein below set opposite his name, respectively;

         WHEREAS, THEREFORE, each of the undersigned hereby constitutes and appoints JAMES J. ROSLONIEC, individually, his attorney, with full power of substitution and with full power to act for him and in his name, place, and stead to sign his name, in the capacity or capacities set forth below, to the Registration Statement, relating to the sale of shares of Common Stock in the Funds, and to any and all amendments to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 3rd day of December 2001.


         Donald H. Johnson, Trustee


         Walter T. Jones, Trustee


         Richard E. Wayman, Trustee


STATE OF MICHIGAN}
                }SS
COUNTRY OF KENT  }

         I, Patricia S. Grooters, a Notary Public in and for the County and State aforesaid, do hereby certify that the above-named Trustees, DONALD H. JOHNSON, WALTER T. JONES and RICHARD E. WAYMAN, of ACTIVA MUTUAL FUNDS TRUST, known to me and to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he executed the same instrument as his free and voluntary act and deed, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I have hereto set my hand and notarial seal this 3rd day of December 2001.


                                            /s/ Patricia S. Grooters
                                            ------------------------------------
                                                 Patricia S. Grooters
                                                 Notary Public

                     CERTIFIED COPY OF CORPORATE RESOLUTION


         I, Allan D. Engel, Secretary of Activa Mutual Fund Trust, a Delaware business trust, having its principal place of business at 2905 Lucerne SE, Grand Rapids, Michigan 49546, hereby certify that the following is an extract from the minutes of a regular meeting of the Board of Trustees of said Trust held on December 3, 2001:

REGISTRATION STATEMENT REVIEW/POST EFFECTIVE AMENDMENT

         Mr. Engel reviewed with members of the Board of Trustees the fact that the Fund's Post-Effective Amendment would be filed during early February 2002 and the filing would be made pursuant to Rule 485 of the Securities Act of 1933. Also, Mr. Engel indicated that the filing would be made utilizing the Power of Attorney granted by the outside directors to James J. Rosloniec, President.

       Following discussion by the Board, upon a motion by Mr. Jones, seconded by Mr. Wayman, unanimously adopted the following resolutions:

       RESOLVED: That the Board of Trustees hereby approve for filing the Fund's Post Effective Amendment No. 51 and any subsequent amendment relating to this filing pursuant to Rule 485 of the Securities Act of 1933 to reflect changes recommended by outside legal counsel;

       FURTHER RESOLVED: That the Power of Attorney executed by the disinterested Trustees of the Fund, dated December 3, 2001 is hereby approved for use in conjunction with Post Effective Amendment No. 51 and any subsequent amendment relating to this filing; and

       FURTHER RESOLVED: That the Officers are hereby authorized to make all appropriate filings with the Securities and Exchange Commission and state regulatory authorities.


       I further certify that the foregoing resolutions are still in full force and effect.

       Dated this 3rd day of December 2001.


                                         /s/ Allan D. Engel
                                         ---------------------------------------
                                         Allan D. Engel
                                         Secretary of Amway Mutual Fund Trust